Exhibit (c)(iii)(C)

Budget Estimates

2014-15

Budget Paper No. 3

Circulated by The Hon. Andrew Constance MP, Treasurer,

and Minister for Industrial Relations, New South Wales

Table of Contents

About this Budget Paper		i

1.	The Legislature	1 - 1

	The Legislature	1 - 2

2.	Education and Communities Cluster	2 - 1

	Department of Education and Communities	2 - 8
	Board of Studies, Teaching and Educational Standards	2 - 20
	Community Relations Commission of New South Wales	2 - 26
	Sydney Olympic Park Authority	2 - 31
	TAFE Commission	2 - 35

3.	Family and Community Services Cluster	3 - 1

	Department of Family and Community Services	3 - 6
	Home Care Service of New South Wales	3 - 17
	Aboriginal Housing Office	3 - 20
	Home Purchase Assistance Fund	3 - 23
	NSW Businesslink Pty Limited	3 - 26

Independent Offices
	Office of the Children’s Guardian	3 - 29

4.	Health Cluster	4 - 1

	Ministry of Health	4 - 8
	Health Care Complaints Commission	4 - 20
	Mental Health Commission of New South Wales	4 - 24

5.	Planning and Environment Cluster	5 - 1

	Department of Planning and Environment	5 - 8
	Environment Protection Authority	5 - 15
	Environmental Trust	5 - 19
	Office of Environment and Heritage	5 - 23
	Office of Local Government	5 - 30
	Royal Botanic Gardens and Domain Trust	5 - 36
	Centennial Park and Moore Park Trust	5 - 41
	Historic Houses Trust of New South Wales	5 - 44
	Hunter Development Corporation	5 - 47
	Luna Park Reserve Trust	5 - 50
	Minister Administering the Environmental Planning and Assessment Act	5 - 53
	UrbanGrowth NSW Development Corporation	5 - 56
	Western Sydney Parklands Trust	5 - 59

Budget Estimates 2014-15

6.	Police and Justice Cluster	6 - 1

	Department of Police and Justice	6 - 8
	Crown Solicitor’s Office	6 - 23
	Fire and Rescue NSW	6 - 27
	Information and Privacy Commission	6 - 33
	Legal Aid Commission of New South Wales	6 - 37
	Ministry for Police and Emergency Services	6 - 44
	New South Wales Crime Commission	6 - 49
	NSW Police Force	6 - 53
	Office of the NSW Rural Fire Service	6 - 60
	Office of the NSW State Emergency Service	6 - 66
	NSW Trustee and Guardian	6 - 71

Independent Offices
	Judicial Commission of New South Wales	6 - 74
	Office of the Director of Public Prosecutions	6 - 79

7.	Premier and Cabinet Cluster	7 - 1

	Department of Premier and Cabinet	7 - 6
	Infrastructure NSW	7 - 19
	Natural Resources Commission	7 - 22
	Parliamentary Counsel’s Office	7 - 26
	Service NSW	7 - 30
	Barangaroo Delivery Authority	7 - 34

Independent Offices
	Audit Office of New South Wales	7 - 37
	Independent Commission Against Corruption	7 - 41
	Independent Pricing and Regulatory Tribunal	7 - 46
	New South Wales Electoral Commission	7 - 51
	Ombudsman’s Office	7 - 56
	Police Integrity Commission	7 - 61
	Public Service Commission	7 - 66

8.	Trade and Investment, Regional Infrastructure and Services Cluster	8 - 1

	Department of Trade and Investment, Regional Infrastructure and Services	8 - 8
	Independent Liquor and Gaming Authority	8 - 16
	New South Wales Rural Assistance Authority	8 - 20
	Art Gallery of New South Wales	8 - 24
	Australian Museum	8 - 27
	Catchment Management Authorities	8 - 30
	Destination NSW	8 - 63
	Local Land Services	8 - 66
	Museum of Applied Arts and Sciences	8 - 69
	New South Wales Film and Television Office	8 - 72
	NSW Food Authority	8 - 75
	State Library of New South Wales	8 - 78
	Water Administration Ministerial Corporation	8 - 81

Budget Estimates 2014-15

9.	Transport Cluster	9 - 1

	Transport for NSW	9 - 7
	Roads and Maritime Services	9 - 14
	Independent Transport Safety Regulator	9 - 19
	Office of Transport Safety Investigations	9 - 23

10.	Treasury and Finance Cluster	10 - 1

	The Treasury	10 - 7
	Crown Finance Entity	10 - 12
	Office of Finance and Services	10 - 17
	Building Insurers’ Guarantee Corporation	10 - 28
	Electricity Assets Ministerial Holding Corporation	10 - 31
	Government Property NSW	10 - 34
	Liability Management Ministerial Corporation	10 - 37
	Long Service Corporation	10 - 40
	Motor Accidents Authority of New South Wales	10 - 43
	New South Wales Government Telecommunications Authority	10 - 46
	NSW Self Insurance Corporation	10 - 49
	Ports Assets Ministerial Holding Corporation	10 - 52
	Rental Bond Board	10 - 55
	Safety, Return to Work and Support Division	10 - 58
	State Records Authority of New South Wales	10 - 61
	WorkCover Authority	10 - 64
	Workers’ Compensation (Dust Diseases) Board	10 - 67
	Advance to the Treasurer	10 - 70

Budget Estimates 2014-15

About this Budget Paper

Purpose and Scope

Budget Paper No. 3 Budget Estimates illustrates the financial and service delivery performance of general government sector agencies. The objectives of this paper are to:

•	support and explain appropriations from the Consolidated Fund

•	meet the requirement under s. 27AA (2)(c) of the Public Finance and Audit Act 1983 to provide ‘information about the results and services and total expenses of each service group’

•	support transparency and accountability by reporting against planned performance from the previous Budget, and explaining how resources have been allocated in the current Budget.

The scope of this Budget Paper extends to the general government sector and only includes agencies that are material within the sector. Budget Paper No. 2, Budget Statement, includes an overview of agency classifications by sector and a glossary. The Budget Statement is used to inform of the State’s fiscal position and the Government’s fiscal strategy.

Budget Paper No. 3 for 2014-15 covers agency service and financial performance. A Budget-related paper, the NSW 2021 Performance Report, reports on the progress of clusters in implementing the measures and meeting the goals and targets outlined in NSW 2021 and other result indicators.

Specific agency performance information will continue to be available from other sources such as agency websites, annual reports and the Productivity Commission’s Report on Government Services.

Cluster and Appropriation Arrangements

Clusters are groups of aligned entities, however a cluster is not a legal or reporting entity. Individual agencies are separate legal entities that must prepare financial and annual reports.

The cluster arrangement aims to improve government services and outcomes for the community by:

•	pursuing common objectives across agencies

•	better integrating services

•	helping to allocate resources to high-priority areas.

Coordinating Ministers for each cluster receive an appropriation for their principal department. Resources are then allocated to agencies within the cluster through grant funding with the support of Portfolio Ministers and the Secretary of each principal department.

Budget Estimates 2014-15	i

About this Budget Paper

The Legislature, along with a number of smaller agencies classified as special or independent offices are funded through separate appropriations to maintain their independence from government. The Crown Finance Entity also receives a separate appropriation for central functions of government.

Entities that receive an appropriation for 2014-15 Budget

Crown Finance Entity

Department of Education and Communities

Department of Family and Community Services

Department of Planning and Environment

Department of Police and Justice

Department of Premier and Cabinet

Department of Trade and Investment, Regional Infrastructure and Services

Independent Commission Against Corruption

Independent Pricing and Regulatory Tribunal

Judicial Commission of New South Wales

Ministry of Health

New South Wales Electoral Commission

The Treasury

Ombudsman’s Office

Office of the Children’s Guardian

Office of the Director of Public Prosecutions

Police Integrity Commission

Public Service Commission

The Legislature Transport for NSW

Cluster and Agency Disclosures

This Budget Paper is structured into chapters by cluster. Each chapter begins with an overview of total expenses and capital expenditure for each service group by agency within the cluster. This is followed by commentary on the cluster’s introduction, services, and budget highlights for 2014-15. There is separate commentary for independent agencies.

Financial statements are presented on an accrual basis and are in line with Australian Accounting Standards and The Financial Reporting Code issued by Treasury. The presentation of the operating statement focuses on total expenses and total revenues, with appropriations being treated the same as revenues. This paper also presents a balance sheet and cashflow statement.

ii	Budget Estimates 2014-15

About this Budget Paper

Structure of Budget Paper No. 3

The presentation of information within each chapter is outlined below.

Commentary for clusters and independent agencies

Section	Description
Introduction	This describes the role, main activities and responsibilities of the cluster or independent office, and the NSW 2021 goals it is working towards.

Services	These are the key services the cluster provides.

2014-15 Budget Highlights	These are the significant new and ongoing initiatives of the cluster or independent office for 2014-15. For further detail on capital projects, see Budget Paper No. 4 Infrastructure Statement.

Service group statements

Section	Description
Service Description	This details the services and activities that are linked together under the service group. They are described by the client group they serve, common cost drivers or other service measures.

Service Measures	These are indicators of how efficiently the agency delivers its services, and of the quality, volume, access and timeliness of its service delivery.

Employees	The number of staff engaged on services provided by the service group. These figures represent an estimate of annual average staffing, including temporary and short-term casual staffing, expressed on a full-time equivalent (FTE) basis.

Expenses	These are the aggregate expenses for a service group, with significant items of particular public interest listed.

Capital Expenditure	This is the agency’s planned expenditure on property, plant and equipment purchases for the service group.

Budget Estimates 2014-15	iii

About this Budget Paper

Financial Statements

Section	Description
Operating Statement	This lists the major categories of expenses and revenues for each agency.

Balance Sheet	This details the agency’s assets and liabilities.

Cash Flow Statement	This details the cash impacts of agency activities, including the cash appropriations sourced from whole-of-government revenues.

Changes to Reporting Entities

The majority of changes to reporting entities outlined below were as a result of the introduction of the Government Sector Employment Act 2013 that came into force on 24 February 2014. The Act was aimed at developing a modern high-performing “government sector”.

On that date:

•	the Government Sector Employment Act 2013 (GSE Act) commenced

•	the Public Sector Employment and Management Act 2002 (the former Act) was repealed

•	the Administrative Arrangements Order 2014 (the Order) commenced

The Act was subsequently amended on 23 April 2014 by the Administrative Arrangements (Administrative Changes – Ministers and Public Service Agencies) Order 2014 following establishment of the new Ministerial arrangements with subsequent changes to entity and cluster arrangements detailed within that Act and as part of the Allocation of the Administration of Acts.

As part of these revised arrangements the Finance and Services cluster was merged with the Treasury cluster to form a single Treasury and Finance cluster. Additionally, the Planning and Infrastructure sub-cluster of the Premier and Cabinet cluster was separated to form the new Planning and Environment cluster.

All changes to reporting entities and clusters outlined below as a result of the Government Sector Employment Act 2013 are annotated with a reference to the GSE Act, which covers all associated and subsequent legislative changes outlined above.

iv	Budget Estimates 2014-15

About this Budget Paper

Entity	Change
Board of Studies, Teaching and Educational Standards	Renamed ‘Board of Studies, Teaching and Educational Standards’ was known as the ‘Office of the Board of Studies’ prior to 1 January 2014.

Catchment Management Authorities	The Catchment Management Authorities have been merged into the new ‘Local Land Services’ entity effective 1 January 2014 in accordance with the Local Land Services Act 2013.

Centennial Park and Moore Park Trust	The ‘Centennial Park and Moore Park Trust’ moved to the new Planning and Environment cluster from the Premier and Cabinet cluster (GSE Act).

Crown Solicitor’s Office	New entity established with functions transferred from within the ‘Department of Police and Justice’ effective 24 February 2014 (GSE Act).

Department of Education and Communities	New ‘State Sporting Venues Authority’ (PTE) created for reporting purposes of the balance sheet transfer from the ‘Department of Education and Communities’.

Department of Planning and Environment	The ‘Department of Planning and Environment’ was known previously as the ‘Department of Planning and Infrastructure’. It has moved out of the Premier and Cabinet cluster to form a new Planning and Environment cluster (GSE Act).

Department of Police and Justice	The ‘Department of Police and Justice’ was known as the ‘Department of Attorney General and Justice’ (GSE Act).

Electricity Assets Ministerial Holding Corporation	The ‘Electricity Assets Ministerial Corporation’ was established on 5 June 2012 in accordance with the Electricity Generator Assets (Authorised Transactions) Act 2012 and became active on 31 July 2013. It is in the Treasury and Finance cluster.

Environment Protection Authority	The ‘Environment Protection Authority’ moved to the new Planning and Environment cluster from the Premier and Cabinet cluster (GSE Act).

Environmental Trust	The ‘Environmental Trust’ moved to the new Planning and Environment cluster from the Premier and Cabinet cluster (GSE Act).

Historic Houses Trust of New South Wales	The ‘Historic Houses Trust of New South Wales’ moved to the new Planning and Environment cluster from the Premier and Cabinet cluster (GSE Act).

Hunter Development Corporation	The ‘Hunter Development Corporation’ moved to the new Planning and Environment cluster from the Premier and Cabinet cluster (GSE Act).

Local Land Services	New entity that amalgamates the Catchment Management Authorities effective 1 January 2014 in accordance with the Local Land Services Act 2013.

Luna Park Reserve Trust	The ‘Luna Park Reserve Trust’ moved to the new Planning and Environment cluster from the Premier and Cabinet cluster (GSE Act).

Budget Estimates 2014-15	v

About this Budget Paper

Entity	Change
Minister Administering the Environmental Planning and Assessment Act	The ‘Minister Administering the Environmental Planning and Assessment Act’ moved to the new Planning and Environment cluster from the Premier and Cabinet cluster (GSE Act).

New South Wales Government Telecommunications Authority	The ‘New South Wales Government Telecommunications Authority’ was established as a stand-alone entity for reporting purposes, effective 1 July 2013 within the Treasury and Finance cluster under the authority of the Government Telecommunications Act 1991.

NSW Businesslink Pty Limited	The entity’s operations have been merged into the ‘Department of Family and Community Services’ from 30 June 2014 (GSE Act).

Office of Environment and Heritage	New entity established with functions transferred from within the ‘Department of Premier and Cabinet’ effective 24 February 2014. Moved from the Premier and Cabinet cluster to new Planning and Environment cluster (GSE Act).

Office of Finance and Services	The ‘Office of the Finance and Services’ was known as The ‘Department of Finance and Services’. Moved from the old Finance and Services cluster to the new Treasury and Finance cluster. To be grant funded from ‘The Treasury’ as the principal agency from 1 July 2014 (GSE Act).

Office of Local Government	New entity established with functions transferred from within the ‘Department of Premier and Cabinet’ effective 24 February 2014. Moved from the Premier and Cabinet cluster to the new Planning and Environment cluster (GSE Act).

Office of the Children’s Guardian	New entity established in accordance with the Public Sector Employment and Management (Children’s Guardian and Other Matters) Order 2013 with functions transferred from within the ‘Department of Education and Communities’ effective 1 July 2013. This entity now falls in the Family and Community Services cluster.

Office of the NSW Rural Fire Service	The ‘Office of the NSW Rural Fire Service’ was known as the ‘Department of Rural Fire Service’ prior to 24 February 2014 (GSE Act).

Office of the NSW State Emergency Service	The ‘Office of the NSW State Emergency Service’ was known as the ‘State Emergency Service’ prior to 24 February 2014 (GSE Act).

Parliamentary Counsel’s Office	New entity established with functions transferred from within the ‘Department of Premier and Cabinet’ effective 24 February 2014 (GSE Act).

Royal Botanic Gardens and Domain Trust	The ‘Royal Botanic Gardens and Domain Trust’ moved to the new Planning and Environment cluster from the Premier and Cabinet cluster (GSE Act).

Safety, Return to Work and Support Division	The ‘Safety, Return to Work and Support Division’ was abolished with the residual agency merged with the ‘Office of Finance and Services’ effective 24 February 2014 (GSE Act).

Service NSW	New entity established with functions transferring from within the ‘Department of Premier and Cabinet’ effective 1 July 2013.

vi	Budget Estimates 2014-15

About this Budget Paper

Entity	Change
TAFE Commission	New entity established for reporting purposes under the authority of the Technical and Further Education Commission Act 1990 from the ‘Department of Education and Communities’ effective 1 July 2014.

UrbanGrowth NSW Development Corporation	The ‘UrbanGrowth NSW Development Corporation’ moved to the new Planning and Environment cluster from the Premier and Cabinet cluster (GSE Act).

Western Sydney Parklands Trust	The ‘Western Sydney Parklands Trust’ moved to the new Planning and Environment cluster from Premier and Cabinet cluster (GSE Act).

Notes

•	The Budget year refers to 2014-15, while the forward estimates period refers to 2015-16, 2016-17 and 2017-18.

•	Figures in tables, charts and text have been rounded. Discrepancies between totals and the sum of components reflect rounding:

•	estimates under $100,000 are rounded to the nearest thousand

•	estimates midway between rounding points are rounded up

•	percentages are based on the underlying unrounded values.

•	For the budget balance, a negative sign indicates a deficit while no sign indicates a surplus.

•	One billion equals one thousand million.

•	The following notations are used:

•	n.a. means data is not available

•	N/A means not applicable

•	no. means number

•	0 means not zero, but rounded to zero

•	… means zero

•	thous means thousand

•	$m means millions of dollars

•	$b means billions of dollars.

•	Unless otherwise indicated, the data source for tables and charts is The Treasury.

Budget Estimates 2014-15	vii

1.	The Legislature

	Expenses			Capital Expenditure
Agency	2013-14 Revised $m	2014-15 Budget $m	Var. %	2013-14 Revised $m	2014-15 Budget $m	Var. %

The Legislature
Service Group
Chamber and Committee Support	19.5	20.7	6.1	1.4	3.3	137.1
Members’ Support	105.8	112.3	6.1	7.6	17.9	137.1
Community Access	8.2	8.7	6.0	0.6	1.4	136.8

Total	133.6	141.8	6.1	9.6	22.7	137.1

Budget Estimates 2014-15	1 - 1

The Legislature

Introduction

The Legislature, or Parliament of New South Wales, provides a system of representative and responsible government by:

•	making laws

•	providing a forum for supervising and scrutinising the Executive Government and for debating public policy issues.

Departments within the Legislature provide support services for the Legislative Council, Legislative Assembly and Members of Parliament, and for the operation of the Parliament House building.

The Parliament operates under the Constitution Act 1902.

Services

The Legislature’s key services are:

•	providing chamber and committee support services, such as procedural advice, research, public consultation and parliamentary reporting

•	providing support services for Members such as organisational development, salary and entitlement administration, facilities management and information

•	running community access programs such as school visits, tours, exhibitions, displays, public events, functions and web streaming, and publishing Member newsletters.

2014-15 Budget Highlights

In 2014-15, the Legislature’s key initiatives will include spending:

•	$3.7 million to replace Electorate Office information technology infrastructure

•	$3.7 million to complete the optimisation and consolidation of accommodation at Parliament House

•

$2.0 million to replace the core components of the electrical distribution system at Parliament House to improve safety and compliance with current standards and legislation and ensure continuity of service

•	$2.0 million to continue upgrading the original Parliament House fire and smoke control systems to provide a continuing safe environment

•	$1.8 million to replace the Lotus Notes/Domino infrastructure achieving efficiency and productivity gains.

1 - 2	Budget Estimates 2014-15

The Legislature

Service Group Statements

Chamber and Committee Support

Service description:	This service group covers specialist advice, information and research services for Members, operational support for the chambers, secretariat services for committees, and Hansard services for the Houses and committees.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Employees:	FTE	98	100	101	101	100

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	18,160	19,549	20,746
Total expenses include the following:
Employee related	7,928	8,495	8,664
Other operating expenses	4,075	4,363	5,014
Grants and subsidies	16	19	18
Other expenses	4,974	5,468	5,885

Capital Expenditure	1,601	1,398	3,315

Budget Estimates 2014-15	1 - 3

The Legislature

Members’ Support

Service description:	This service group covers Members’ services by providing corporate services, facilities management and information and technology support. For Legislative Assembly Members, it includes management of electorate offices.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

FTE Members’ staff supported	no.	250	252	254	248	250
IT helpdesk calls from Members and staff	no.	11,109	11,266	11,000	9,736	11,000

Employees:	FTE	380	385	382	377	376

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	111,982	105,848	112,307
Total expenses include the following:
Employee related	48,898	45,992	46,902
Other operating expenses	25,122	23,631	27,142
Grants and subsidies	98	105	97
Other expenses	30,671	29,603	31,863

Capital Expenditure	9,876	7,567	17,940

1 - 4	Budget Estimates 2014-15

The Legislature

Community Access

Service description:	This service group covers community education services by providing school and visitor tours, open days and educational sessions. It also provides exhibition services, public events and functions, web streaming of the proceedings in both Houses and Members’ newsletters to constituents.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Education programs conducted	no.	72	70	62	66	68

Employees:	FTE	33	31	31	31	31

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	7,429	8,232	8,729
Total expenses include the following:
Employee related	3,243	3,577	3,645
Other operating expenses	1,668	1,838	2,109
Grants and subsidies	6	9	7
Other expenses	2,034	2,302	2,479

Capital Expenditure	656	589	1,395

Budget Estimates 2014-15	1 - 5

The Legislature

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	60,069	58,064	59,211
Other operating expenses	30,865	29,832	34,265
Depreciation and amortisation	8,838	8,227	7,957
Grants and subsidies	120	133	122
Other expenses	37,679	37,373	40,227

TOTAL EXPENSES EXCLUDING LOSSES	137,571	133,629	141,782

Revenue
Recurrent appropriation	117,078	115,108	123,233
Capital appropriation	12,133	9,554	22,650
Sales of goods and services	5,544	5,258	5,669
Investment revenue	110	140	112
Grants and contributions	30	1,235	31
Acceptance by Crown Entity of employee benefits and other liabilities	5,555	4,249	4,355
Other revenue	416	298	425

Total Revenue	140,866	135,842	156,475

Gain/(loss) on disposal of non current assets	—	(5)	—

Net Result	3,295	2,208	14,693

1 - 6	Budget Estimates 2014-15

The Legislature

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	2,683	4,658	4,658
Receivables	1,420	1,230	1,230
Inventories	91	70	70

Total Current Assets	4,194	5,958	5,958

Non Current Assets
Property, plant and equipment -
Land and building	138,270	138,275	146,019
Plant and equipment	59,765	62,694	67,849
Intangibles	731	2,049	3,843

Total Non Current Assets	198,766	203,018	217,711

Total Assets	202,960	208,976	223,669

Liabilities
Current Liabilities
Payables	5,462	5,266	5,266
Provisions	5,389	5,320	5,320

Total Current Liabilities	10,851	10,586	10,586

Non Current Liabilities
Provisions	57	57	57

Total Non Current Liabilities	57	57	57

Total Liabilities	10,908	10,643	10,643

Net Assets	192,052	198,333	213,026

Equity
Reserves	36,638	40,565	40,565
Accumulated funds	155,414	157,768	172,461

Total Equity	192,052	198,333	213,026

Budget Estimates 2014-15	1 - 7

The Legislature

Cash Flow Statement

	—— 2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	54,514	53,581	54,856
Grants and subsidies	120	133	122
Other	72,313	70,809	78,733

Total Payments	126,947	124,523	133,711

Receipts
Recurrent appropriation	117,078	115,108	123,233
Capital appropriation	12,133	9,554	22,650
Sale of goods and services	5,544	5,406	5,669
Interest received	110	126	112
Grants and contributions	30	1,235	31
Other	4,185	3,534	4,666

Total Receipts	139,080	134,963	156,361

Net Cash Flows From Operating Activities	12,133	10,440	22,650

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(12,133)	(9,446)	(19,304)
Other	—	(108)	(3,346)

Net Cash Flows From Investing Activities	(12,133)	(9,554)	(22,650)

Net Increase/(Decrease) in Cash	—	886	—

Opening Cash and Cash Equivalents	2,683	3,772	4,658

Closing Cash and Cash Equivalents	2,683	4,658	4,658

Cash Flow Reconciliation
Net result	3,295	2,208	14,693
Non cash items added back	8,838	8,222	7,957
Change in operating assets and liabilities	—	10	—

Net Cash Flows From Operating Activities	12,133	10,440	22,650

1 - 8	Budget Estimates 2014-15

2.	Education and Communities Cluster

	Expenses			Capital Expenditure
Agency	2013-14 Revised $m	2014-15 Budget $m	Var. %	2013-14 Revised $m	2014-15 Budget $m	Var. %

Department of Education and Communities
Service Group
Early Childhood Education Services	236.8	361.1	52.5	—	—	—
Primary Education Services in Government Schools	5,456.2	5,683.2	4.2	271.2	235.6	(13.1)
Secondary Education Services in Government Schools	4,826.4	4,994.0	3.5	144.5	163.5	13.2
Non-Government Schools	999.1	1,038.9	4.0	—	—	—
TAFE NSW	1,866.6	—	N/A	90.3	—	N/A
Vocational Education and Training	318.9	635.3	99.2	—	—	—
Sport and Recreation Services	165.5	117.0	(29.3)	5.9	5.6	(6.0)
Aboriginal Affairs	17.4	18.4	6.1	0.1	0.1	—
Citizenship and Communities	45.5	63.5	39.4	—	—	—
Personnel Services	31.0	31.7	2.3	—	—	—
Cluster Grant Funding	151.2	1,266.5	737.8	—	—	—

Total	14,114.7	14,209.6	0.7	512.0	404.8	(20.9)

Board of Studies, Teaching and Educational Standards
Service Group
Curriculum and Teaching Standards Development and Support	15.1	25.3	67.3	0.3	0.5	75.3
Examinations, Assessments and Credentials	104.3	99.8	(4.3)	1.7	2.9	72.9
Registration and Accreditation	5.9	8.4	43.0	0.1	0.3	143.1

Total	125.3	133.5	6.6	2.1	3.7	77.2

Community Relations Commission of New South Wales
Service Group
Community Support Services	11.9	11.0	(7.1)	0.2	0.2	—
Language Services	9.0	8.9	(0.9)	—	—	—

Total	20.9	19.9	(4.4)	0.2	0.2	—

Sydney Olympic Park Authority
Service Group
Precinct Management and Development	141.9	132.7	(6.4)	15.3	15.4	0.6

Total	141.9	132.7	(6.4)	15.3	15.4	0.6

TAFE Commission (a)
Service Group
TAFE NSW	—	1,861.5	N/A	—	76.9	N/A

Total	—	1,861.5	N/A	—	76.9	N/A

(a)	TAFE NSW will be separated from the Department of Education and Communities into a standalone agency, effective from 1 July 2014.

Budget Estimates 2014-15	2 - 1

Education and Communities Cluster

Introduction

The Education and Communities cluster connects all stages of education from early childhood and schools to vocational and tertiary education. It also aims to enhance quality of life and strengthen communities.

The Education and Communities cluster is the lead for achieving the following NSW 2021 goals:

•	strengthen the NSW skill base

•	improve education and learning outcomes for all students

•	make it easier for people to be involved in their communities

•	fostering opportunity and partnership with Aboriginal people.

It is also the co-lead for the NSW 2021 goal to enhance cultural, creative, sporting and recreation opportunities.

Its responsibilities include:

•	delivering services to around 1.7 million students each year through government schools, TAFE NSW and funding non-government schools

•	regulating and providing funding to the vocational education and training sector and the early childhood education and care sector

•	developing syllabuses and curriculum support materials for schools

•	regulating non-government schools and home schooling

•	administering the Record of School Achievement and conducting Higher School Certificate examinations

•	supporting the people of New South Wales to build safe and engaged communities.

Services

The cluster’s key services are:

•	regulating and supporting the early childhood education and care sector, which includes providing direct services at government-run preschools

•	providing government-run primary schools

•	providing government-run secondary schools

•	providing funding support to non-government schools

2 - 2	Budget Estimates 2014-15

Education and Communities Cluster

•	funding, managing and regulating the vocational education and training market in New South Wales including regulating apprenticeships and traineeships

•	providing education, training and related services through TAFE NSW

•	engaging the sport and recreation industry through partnerships, providing grants to sporting organisations and managing government sporting facilities

•

supporting and promoting economic and social opportunities in partnership with Aboriginal communities, including through the NSW Government’s plan for Aboriginal Affairs OCHRE (Opportunity, Choice, Healing, Responsibility, Empowerment) and administering the Aboriginal Land Rights Act 1983

•	strengthening volunteering in communities, empowering young people and respecting and supporting commemorative activities to honour our veterans

•	providing interpreters and translators

•	engaging with multicultural communities to promote harmony and reporting on how public authorities deliver services to multicultural communities

•	providing syllabuses and support materials that promote high standards of primary and secondary education

•	offering comprehensive, flexible and inclusive education credentials that meet student and community needs and are internationally recognised

•	inspecting and monitoring non-government schools to ensure they meet statutory registration and accreditation requirements

•	supporting quality teaching through the Board of Studies, Teaching and Educational Standards

•	managing and developing the Sydney Olympic Park precinct including coordinating activities for major events.

2014-15 Budget Highlights

In 2014-15 the Department of Education and Communities’ total expenditure is budgeted at $14.2 billion. Expenditure growth has occurred across schools, early childhood education and vocational education and training for 2014-15. TAFE NSW has been separated from the Department of Education and Communities.

Smart and Skilled is a reform of the NSW vocational education and training system. It gives people the chance to gain the skills they need to get a job and advance their careers, while recognising the role and function of TAFE NSW as the public provider. TAFE NSW as the public provider will be separated from the Department of Education and Communities as funder and policy maker for the broader Vocational Education and Training Sector from 1 July 2014.

Budget Estimates 2014-15	2 - 3

Education and Communities Cluster

School Education

The Government will continue its commitment to the National Education Reform Agreement (NERA) and has insisted the Commonwealth Government meet its obligations. Adherence to the NERA agreement by the Commonwealth Government would see an additional $3.27 billion from the Commonwealth Government over the six years to 2019 above indexation. However, the Commonwealth has indicated an intention to cease the NERA after 2017 along with lower indexation, which represents a reduction of $1.27 billion over two years. Additional funding under the NERA for 2014-15 is $230 million.

The NERA funding is supporting comprehensive NSW reforms in the five key areas of: quality teaching; quality learning; empowered school leadership; meeting student needs; and transparency and accountability.

Key initiatives include:

•

‘Local Schools, Local Decisions’ reforms to provide greater flexibility for principals of public schools to manage their schools according to local needs. The staggered implementation of the NSW Resource Allocation Model which commenced in 2014 will see schools manage over 70 per cent of the total public school education budget, compared with 10 per cent in 2012

•

‘Great Teaching, Inspired Learning’ initiatives are improving the effectiveness of teaching by lifting the quality of entrants into teacher education, strengthening the standard of teacher training and providing better support for beginning teachers in their early years. Support is being provided for teachers to develop their teaching strategies and for teaching excellence to be recognised and rewarded

•

the ‘Connected Communities’ strategy is addressing the educational and social disadvantage experienced by Aboriginal children and young people living in a number of the State’s most complex communities. Under this strategy, 15 schools are positioned as community hubs, to play a role in the delivery of key services in supporting children from birth through school into further training, study and employment

•

expanding and refining ‘Every Student, Every School’ providing learning and support to enhance specialist services for students with disability and those with additional learning and support needs in public schools

•

the ‘Rural and Remote Education Blueprint for Action’ aims to bridge the gap in educational achievement between rural and remote, and metropolitan schools. Key actions include new incentives to attract and retain quality teachers and school leaders in rural and remote schools; the establishment of 20 specialist centres to offer coordinated inter-agency health and wellbeing services; the creation of a virtual secondary school to broaden curriculum opportunities; and strengthening early childhood education for children in rural and remote communities.

2 - 4	Budget Estimates 2014-15

Education and Communities Cluster

Overall spending in 2014-15 comprises:

•	$10.7 billion on government-run primary and secondary schools

•	$1.0 billion on funding support to non-government schools

•	$224 million in minor works to upgrade and provide new school facilities

•	$122 million to continue 23 major building projects at government schools and carry out other significant works, such as enhancing information technology and business support systems

•	$17 million to start 16 new building projects including two new schools to address growing student enrolments.

Vocational Education and Training

The Smart and Skilled reform of the NSW Vocational Education and Training system will enhance the skills of our workforce to meet future demand for jobs. Smart and Skilled will be implemented with an entitlement to government subsidised training commencing from 1 January 2015.

Spending in 2014-15 comprises $2.3 billion on vocational education and training, which includes purchasing training through TAFE NSW Institutes and other registered training providers to improve skills and increase higher qualification levels in New South Wales, and regulating apprenticeships and traineeships. Overall, there is an increase of $125 million in 2014-15 across the vocational education and training sector to support the Smart and Skilled reform program.

For the TAFE Commission, spending in 2014-15 comprises:

•

$1.9 billion to provide a world-class, state-wide training system delivering skills critical to the NSW economy, including community service obligation funding to support skills development, higher-level qualifications, further study and employment for people who face disadvantage

•	$77 million to commence new building and information technology projects and continue 19 major building and information technology projects in TAFE NSW.

Early Childhood Education and Care

Spending in 2014-15 comprises $361 million to support and regulate the early childhood education and care sector including a focus on universal access to a quality early childhood education program in the year before school. Increased expenditure will occur across a range of initiatives to support the NSW 2021 goals for early childhood education.

Budget Estimates 2014-15	2 - 5

Education and Communities Cluster

Communities, Aboriginal Affairs and Sport and Recreation

Key initiatives include:

•	$48 million for the Community Building Partnership program, including an additional $10 million for the 2014 program

•

$2.4 million from a total of $5.1 million to continue implementation of initiatives under OCHRE, the NSW Government’s Plan for Aboriginal Affairs, including $739,000 to establish an Aboriginal Deputy Ombudsman to monitor its delivery

•	$3.0 million over two years to upgrade the Lithgow Aquatic Centre

•	$0.9 million over two years to provide funding support to the NSW Footy Facilities Fund.

Overall spending in 2014-15 comprises:

•	$117 million for a range of sport and recreation programs, which includes providing grants to peak sporting bodies and managing government-owned or controlled sporting and recreation facilities

•	$18 million for Aboriginal Affairs NSW, an increase of 6 per cent from 2013-14, to deliver programs and initiatives in partnership with Aboriginal communities

•	$15 million to support programs for veterans, youth and volunteers

•	$5.7 million in capital expenditure including upgrades to Sport and Recreation Centres.

Board of Studies, Teaching and Educational Standards

Spending in 2014-15 comprises:

•

$100 million to assess student achievement and award high quality credentials by conducting the Higher School Certificate and Australian Music Examinations Board examinations and administer the Record of School Achievement and National Assessment Program for Literacy and Numeracy

•

$25 million to develop NSW syllabuses and support materials for students, teachers and parents as part of the Australian Curriculum, as well as the provision of initial teacher education and accreditation standards to advance professional learning for teachers

•

$8.4 million to promote quality education through the registration and accreditation of non-government schools, registering home schooling, approving course providers for students from overseas and the regulation of teacher accreditation authorities.

2 - 6	Budget Estimates 2014-15

Education and Communities Cluster

Community Relations Commission of New South Wales

Spending in 2014-15 comprises:

•

$11 million to facilitate intercultural projects and events, grants administration and ensure all government agencies follow the principles of multiculturalism to maximise the social and economic benefits of diversity

•	$8.9 million to provide professional interpreting and translation services to ensure people have equal access to government and community services.

Sydney Olympic Park Authority

•	$27 million to promote, develop and maintain the Sydney Olympic Park precinct

•	$7.8 million in capital expenditure for asset replacement and renewal, major repairs and other minor works at the Sydney Olympic Park precinct, including the Aquatic and Athletic centres

•	$7.6 million in developer contributions for roads, utilities and infrastructure.

Budget Estimates 2014-15	2 - 7

Department of Education and Communities

Service Group Statements

Early Childhood Education Services

Service description:	The service group covers early childhood services to provide and regulate early childhood education and care, including pre-schools.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast
Service measures:

Licensed child care places per day	thous	154.2	190.6	n.a.	238.5	257.1
Funded child care places per day	thous	47.7	47.7	49.8	47.7	47.7

Employees:	FTE	460	465	453	455	454

	——2013-14 ——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	301,410	236,824	361,093
Total expenses include the following:
Employee related	42,294	43,078	43,435
Other operating expenses	7,043	8,911	9,168
Grants and subsidies	250,008	182,692	305,786

Capital Expenditure	500	—	—

2 - 8	Budget Estimates 2014-15

Department of Education and Communities

Primary Education Services in Government Schools

Service description:	This service group covers the staffing and support of 1,617 primary schools, 67 central schools and 114 schools for special purposes and environmental education centres to deliver quality education services that meet the diverse needs of all students.

	Units	2011 Actual	2012 Actual	2013 Actual	2014 Forecast

Service measures:

Number of students	FTE	435,749	440,549	448,759	456,912
Aboriginal students	FTE	26,602	27,836	29,412	30,749
Students from non-English speaking backgrounds	no.	127,064	129,805	134,186	140,412
Students in special schools, support classes and receiving special education support in integrated settings (a)	FTE	20,060	13,359	13,607	13,847
NAPLAN participation rate:
Reading - Year 3
All students	%	97.3	97.0	97.2	97.3
Aboriginal students	%	93.9	94.3	94.9	95.0
Numeracy - Year 3
All students	%	97.0	96.6	96.9	97.0
Aboriginal Students	%	93.4	92.9	94.3	94.4
Teachers who are fully accredited under NSW Institute of Teachers’ requirements (Total DEC) (b)	no.	6,808	8,620	10,183	11,580
Newly appointed teachers resigning from the Department of Education and Communities within their first five years (Total DEC) (b)%		8.0	7.7	8.1	8.2

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Employees:	FTE	41,201	41,776	41,641	41,607	42,403

(a)	Figures for 2012 and onwards are not comparable to previous years. The implementation of the ‘Every Student, Every School’ initiative in NSW public schools in Term 3, 2012 resulted in additional specialist teacher positions being allocated directly to regular schools as a result of the reorganisation of some specialist support services.
(b)	These figures indicate a measure for the combined population of primary and secondary school teachers in NSW public schools.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	5,411,613	5,456,208	5,683,165
Total expenses include the following:
Employee related	4,148,413	4,134,303	4,305,639
Other operating expenses	918,449	913,142	1,005,720
Grants and subsidies	95,133	91,177	84,939

Capital Expenditure	269,498	271,168	235,595

Budget Estimates 2014-15	2 - 9

Department of Education and Communities

Secondary Education Services in Government Schools

Service description:	This service group covers the staffing and support of 398 secondary schools and environmental education centres to deliver quality education aimed at increasing the attainment of students and meeting their diverse needs.

	Units	2011 Actual	2012 Actual	2013 Actual	2014 Forecast

Service measures:

Number of students	FTE	309,791	307,685	306,587	304,735
Aboriginal students	FTE	18,582	19,251	19,896	20,979
Students from non-English speaking backgrounds	no.	96,512	98,048	99,608	101,054
Students in special schools, support classes and receiving special education support in integrated settings (a)	FTE	15,424	12,350	12,620	12,970
NAPLAN participation rate:
Reading - Year 7
All students	%	97.1	96.4	97.1	97.2
Aboriginal students	%	91.2	89.9	91.5	91.6
Numeracy - Year 7
All students	%	96.6	96.0	96.5	96.6
Aboriginal students	%	89.6	88.0	89.8	89.9
Teachers who are fully accredited under NSW Institute of Teachers’ requirements (Total DEC) (b)	no.	6,808	8,620	10,183	11,580
Newly appointed teachers resigning from the Department of Education and Communities within their first five years (Total DEC) (b)%		8.0	7.7	8.1	8.2

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Employees:	FTE	37,712	37,047	36,732	36,640	36,982

(a)	Figures for 2012 and onwards are not comparable to previous years. The implementation of the ‘Every Student, Every School’ initiative in NSW public schools in Term 3, 2012 resulted in additional specialist teacher positions being allocated directly to all regular schools as a result of the reorganisation of some specialist support services.
(b)	These figures indicate a measure for the combined population of primary and secondary school teachers in NSW public schools.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	4,833,049	4,826,429	4,994,007
Total expenses include the following:
Employee related	3,737,427	3,726,648	3,821,485
Other operating expenses	836,090	832,863	890,332
Grants and subsidies	41,881	40,479	32,063

Capital Expenditure	150,752	144,518	163,526

2 - 10	Budget Estimates 2014-15

Department of Education and Communities

Non-Government Schools

Service description:	This service group covers funding to non-government schools to improve student learning outcomes and assist them to successfully complete Year 12 or VET equivalent.

		2011	2012	2013	2014
	Units	Actual	Actual	Actual	Forecast

Service measures:

Students	no.	380,489	386,045	391,478	399,568
Schools	no.	934	933	933	934

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Employees:	FTE	5	3	3	3	3

	——2013-14 ——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	994,532	999,062	1,038,942
Total expenses include the following:
Employee related	314	318	314
Other operating expenses	26	230	36
Grants and subsidies	994,192	998,514	1,038,592

TAFE NSW (a)

Service description:	This service group covers delivery of training services through TAFE NSW Institutes including online and in workplaces, to improve skills, increase higher qualification levels among the NSW population, both rural and urban, and support workforce development.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Employees:	FTE	15,820	15,658	15,300	15,147	N/A

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	1,842,896	1,866,632	—
Total expenses include the following:
Employee related	1,358,988	1,336,651	—
Other operating expenses	359,695	396,983	—

Capital Expenditure	107,099	90,282	—

(a)	TAFE NSW will be separated from the Department of Education and Communities from 1 July 2014. Service measures and financial indicators/information for TAFE NSW are included under the TAFE NSW agency – see page 2-35.

Budget Estimates 2014-15	2 - 11

Department of Education and Communities

Vocational Education and Training

Service description:	This service group covers the development and promotion of a quality vocational education and training system that enhances skills for industry and individuals. The Smart and Skilled reforms of the NSW vocational education and training system will introduce an entitlement to government subsidised entry level training up to Certificate III from 1 January 2015.

	Units	2011 Actual	2012 Actual	2013 Actual	2014 Forecast

Service measures:

Enrolments at Certificate III and below (Government funded course enrolments) (a)	no.	n.a.	n.a.	n.a.	356,872
Enrolments at Certificate IV and above (Government funded course enrolments) (a)	no.	n.a.	n.a.	n.a.	101,083
Enrolments of students with a disability (Government funded course enrolments) (a)	no.	n.a.	n.a.	n.a.	48,377
Enrolments of Indigenous students (Government funded course enrolments) (a)	no.	n.a.	n.a.	n.a.	36,809
Graduates satisfied with overall quality of VET training	%	89.5	89.4	88.5	89.0

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Employees:	FTE	363	370	386	364	398

(a)	The four new service measures above are being published for the first time in the Budget Papers.

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	447,406	318,940	635,287
Total expenses include the following:
Employee related	49,251	46,357	52,013
Other operating expenses	37,317	46,336	42,922
Grants and subsidies	358,643	223,976	537,480

2 - 12	Budget Estimates 2014-15

Department of Education and Communities

Sport and Recreation Services

Service description:	This service group covers the delivery of sport and recreation programs, including implementing policy and regulatory frameworks, conducting compliance and education programs, and providing grants to peak sporting bodies. It also covers the administration of grant programs to assist in developing community sporting and recreational venues and facilities, and managing government-owned or controlled sporting and recreation facilities.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Grants to industry organisations	$m	5	5	5	5	5
Participation in NSW Sport and Recreation Centre programs (a)	no.	192,000	172,000	180,000	180,000	182,000

Employees:	FTE	453	428	440	440	438

(a)	The reduced 2012-13 participation rate is due to the adoption of a new methodology for recording participation rates and the temporary closure of one centre for an upgrade.

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses (a)	129,929	165,518	116,965
Total expenses include the following:
Employee related	46,380	43,244	44,579
Other operating expenses	23,632	35,136	33,849
Grants and subsidies	48,321	80,601	32,523

Capital Expenditure	8,393	5,947	5,593

(a)	The reduced expenditure for 2014-15 is primarily due to significant expenditure on the Sydney Cricket Ground Grandstand project and a grant for the TG Milner Field in 2013-14 that will not be repeated in 2014-15.

Budget Estimates 2014-15	2 - 13

Department of Education and Communities

Aboriginal Affairs

Service description:	This service group works in partnership with Aboriginal people to strengthen their capacity and increase their access to opportunities by implementing OCHRE - the Government’s plan for Aboriginal Affairs; establishing partnerships for economic development; supporting effective community governance; and strengthening cultural identity and language.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Partnership communities with recognised governance bodies (a)	no.	34	23	40	23	N/A
Local Decision Making accords (b)	no.	N/A	N/A	N/A	3	6

Employees:	FTE	107	95	109	88	85

(a)	With the release of OCHRE in April 2013, the Partnership Community Program has been replaced with Local Decision Making (LDM).
(b)	LDM accords that set out priorities and opportunities for service delivery reform will be agreed between Aboriginal regional alliances and the Government.

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	20,866	17,351	18,413
Total expenses include the following:
Employee related	12,206	10,568	10,526
Other operating expenses	7,238	5,174	5,842
Grants and subsidies	1,300	1,486	1,922

Capital Expenditure	84	84	84

2 - 14	Budget Estimates 2014-15

Department of Education and Communities

Citizenship and Communities

Service description:	This service group delivers initiatives within the NSW Volunteering Strategy, facilitates opportunities to empower young people, supports commemorative activity to honour the service and sacrifice of veterans and supports community engagement activities. It also provides an advocacy role for children and young people and provides advice on child and youth related matters to government and non-government agencies in New South Wales.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Number of youth and veterans’ affairs community grants (a)	no.	209	288	287	257	250
Value of youth and veterans’ affairs community grants (a)	$000	3,144	2,768	3,694	2,247	3,694
Number of volunteers in organisations covered by Statement of Principles for the Recognition of volunteers	no.	N/A	N/A	500,000	500,000	700,000

Employees: (b)	FTE	93	101	135	38	36

(a)	A third round of Youth Opportunities grants did not proceed in 2013-14. Funding was reallocated to young people commemorating the Centenary of ANZAC.
(b)	The Children’s Guardian and the Working with Children Check responsibilities transferred to the Family and Community Services cluster, effective 1 July 2013.

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	58,105	45,541	63,494
Total expenses include the following:
Employee related	15,862	4,122	4,023
Other operating expenses	13,708	1,469	1,058
Grants and subsidies	28,070	39,905	58,368

Capital Expenditure	1,470	—	10

Budget Estimates 2014-15	2 - 15

Department of Education and Communities

Personnel Services

Service description:	This service group provides personnel services to selected agencies. Agencies include Sydney Olympic Park Authority, Venues NSW and Combat Sports Authority NSW.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Employees:

Sydney Olympic Park Authority	FTE	264	251	251	267	267
Venues NSW (a)	FTE	N/A	39	43	40	43
Combat Sports Authority NSW (b)	FTE	2	4	5	5	5

(a)	The Hunter Region Sporting Venues Authority, the Illawarra Venues Authority and Parramatta Stadium Trust were incorporated into Venues NSW in 2012.
(b)	Effective from 2012-13 the Combat Sports Authority employee numbers include casual inspector staff.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	30,973	30,973	31,676
Total expenses include the following:
Employee related	30,973	30,973	31,676

Cluster Grant Funding

Service description:	This service group provides grant funding to agencies within the Education and Communities cluster. This includes funding to the Community Relations Commission of New South Wales, Board of Studies, Teaching and Educational Standards, Sydney Olympic Park Authority and TAFE Commission.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	154,066	151,174	1,266,540
Grants and subsidies
Community Relations Commission of New South Wales	12,947	12,947	12,529
Board of Studies, Teaching and Educational Standards	106,394	103,502	105,214
Sydney Olympic Park Authority	34,725	34,725	33,666
TAFE Commission	—	—	1,115,131

2 - 16	Budget Estimates 2014-15

Department of Education and Communities

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	9,442,108	9,376,262	8,313,690
Other operating expenses	2,203,198	2,240,244	1,988,927
Depreciation and amortisation	589,771	669,933	530,337
Grants and subsidies	1,971,614	1,810,004	3,358,213
Finance costs	18,154	18,209	18,415

TOTAL EXPENSES EXCLUDING LOSSES	14,224,845	14,114,652	14,209,582

Revenue
Recurrent appropriation	11,992,000	11,667,435	12,432,057
Capital appropriation	510,939	496,301	381,329
Sales of goods and services	557,741	520,040	294,437
Investment revenue	48,144	46,527	43,808
Grants and contributions	430,420	513,614	450,638
Acceptance by Crown Entity of employee benefits and other liabilities	582,566	511,480	446,377
Other revenue	9,040	17,196	2,929

Total Revenue	14,130,850	13,772,593	14,051,575

Gain/(loss) on disposal of non current assets	—	(2,306)	—
Other gains/(losses)	(66)	895	64

Net Result	(94,061)	(343,470)	(157,943)

(a)	TAFE NSW will be separated from the Department of Education and Communities into a standalone agency, effective from 1 July 2014.

Budget Estimates 2014-15	2 - 17

Department of Education and Communities

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	1,032,069	974,932	519,054
Receivables	124,064	119,934	76,656
Other financial assets	474	463	303
Assets held for sale	3,281	3,658	3,658
Other	—	638	638

Total Current Assets	1,159,888	1,099,625	600,309

Non Current Assets
Receivables	8,676	7,177	2,474
Other financial assets	4,859	3,295	4,719
Property, plant and equipment -
Land and building	24,098,266	24,795,372	20,484,457
Plant and equipment	316,964	248,775	101,379
Intangibles	465,611	441,337	351,953

Total Non Current Assets	24,894,376	25,495,956	20,944,982

Total Assets	26,054,264	26,595,581	21,545,291

Liabilities
Current Liabilities
Payables	586,980	538,373	431,494
Borrowings at amortised cost	146,277	5,782	6,045
Provisions	401,996	447,502	358,043
Other	107,533	182,785	39,105

Total Current Liabilities	1,242,786	1,174,442	834,687

Non Current Liabilities
Borrowings at amortised cost	182,073	322,596	176,029
Provisions	14,581	291,403	289,720
Other	5,654	4,594	4,594

Total Non Current Liabilities	202,308	618,593	470,343

Total Liabilities	1,445,094	1,793,035	1,305,030

Net Assets	24,609,170	24,802,546	20,240,261

Equity
Reserves	7,924,155	8,872,506	6,107,074
Accumulated funds	16,685,015	15,930,040	14,133,187

Total Equity	24,609,170	24,802,546	20,240,261

2 - 18	Budget Estimates 2014-15

Department of Education and Communities

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Cash Flows From Operating Activities
Payments
Employee related	8,854,301	8,847,355	7,913,729
Grants and subsidies	1,971,014	1,809,404	3,357,613
Finance costs	18,154	18,209	18,415
Other	2,431,972	2,476,989	2,025,669

Total Payments	13,275,441	13,151,957	13,315,426

Receipts
Recurrent appropriation	11,992,000	11,667,435	12,432,057
Capital appropriation	510,939	496,301	381,329
Sale of goods and services	556,488	521,106	178,834
Interest received	48,144	46,527	43,808
Grants and contributions	421,661	496,072	436,548
Cash transfers to the Crown Entity	—	(42,101)	—
Other	261,652	276,301	219,769

Total Receipts	13,790,884	13,461,641	13,692,345

Net Cash Flows From Operating Activities	515,443	309,684	376,919

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	13,457	9,249	13,457
Advance repayments received	352	—	293
Purchases of property, plant and equipment	(470,899)	(446,203)	(390,142)
Advances made	(2,017)	(2,001)	(2,003)
Other	(66,897)	(71,101)	(308,098)

Net Cash Flows From Investing Activities	(526,004)	(510,056)	(686,493)

Cash Flows From Financing Activities
Repayment of borrowings and advances	(5,529)	(5,529)	(146,304)

Net Cash Flows From Financing Activities	(5,529)	(5,529)	(146,304)

Net Increase/(Decrease) in Cash	(16,090)	(205,901)	(455,878)

Opening Cash and Cash Equivalents	1,048,159	1,180,833	974,932

Closing Cash and Cash Equivalents	1,032,069	974,932	519,054

Cash Flow Reconciliation
Net result	(94,061)	(343,470)	(157,943)
Non cash items added back	589,771	667,433	530,337
Change in operating assets and liabilities	19,733	(14,279)	4,525

Net Cash Flows From Operating Activities	515,443	309,684	376,919

Budget Estimates 2014-15	2 - 19

Board of Studies, Teaching and Educational Standards

Service Group Statements

Curriculum and Teaching Standards Development and Support

Service description:	This service group covers providing relevant high quality syllabuses, courses and support materials that promote high standards of primary (Years K-6) and secondary (Years 7-12) education for a full range of students and initial teacher education and accreditation standards and professional learning for teachers.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Current K-12 syllabuses	no.	165	165	166	170	166
VET student course units of study	thous	136	146	146	150	150
Graded student work samples available online	no.	2,270	2,123	2,440	2,347	2,400
Number of accredited teachers (a)	no.	41,599	48,107	51,281	53,068	57,795

Employees:	FTE	90	79	93	90	147

(a)	This is a new service measure relating to the former NSW Institute of Teachers. On 1 January 2014, the Institute merged with the Office of the Board of Studies to form the Board of Studies, Teaching and Educational Standards.

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	14,845	15,140	25,326
Total expenses include the following:
Employee related	10,876	10,269	18,377
Other operating expenses	3,438	4,294	6,362

Capital Expenditure	276	288	505

2 - 20	Budget Estimates 2014-15

Board of Studies, Teaching and Educational Standards

Examinations, Assessments and Credentials

Service description:	This service group covers conducting School Certificate (SC) tests to 2011, Higher School Certificate (HSC) examinations, Australian Music Examinations Board (AMEB) examinations, administering the Record of School Achievement from 2012 and being the test administration authority for the National Assessment Program for Literacy and Numeracy (NAPLAN) from 2013.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

SC tests conducted (a)	no.	431,265	N/A	N/A	N/A	N/A
Records of School Achievement granted	no.	N/A	2,693	10,000	6,165	15,600
HSC examinations conducted	no.	350,365	364,479	360,000	368,118	369,000
AMEB examinations conducted	no.	38,776	38,901	38,000	35,867	35,150

Employees:	FTE	704	651	632	622	586

(a)	The School Certificate has been replaced by the Record of School Achievement from 2012.

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	103,700	104,283	99,831
Total expenses include the following:
Employee related	71,758	71,330	68,720
Other operating expenses	29,433	30,459	28,867

Capital Expenditure	1,488	1,681	2,907

Budget Estimates 2014-15	2 - 21

Board of Studies, Teaching and Educational Standards

Registration and Accreditation

Service description:	This service group covers registering and accrediting non-government schools, registering home schooling and approving course providers for students from overseas and the regulation of teacher accreditation authorities.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Number of non-government schools inspected	no.	132	105	114	181	140
Assessments of home schooling applicants by authorised persons	no.	2,051	2,584	2,650	2,820	3,100
Number of teacher accreditation authorities (a)	no.	850	860	937	937	937

Employees:	FTE	31	32	32	43	61

(a)	This is a new service measure relating to the former NSW Institute of Teachers. On 1 January 2014, the Institute merged with the Office of the Board of Studies to form the Board of Studies, Teaching and Educational Standards.

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	3,873	5,863	8,387
Total expenses include the following:
Employee related	3,291	4,631	7,138
Other operating expenses	581	1,207	1,193

Capital Expenditure	121	116	282

2 - 22	Budget Estimates 2014-15

Board of Studies, Teaching and Educational Standards

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	85,925	86,230	94,235
Other operating expenses	33,452	35,960	36,422
Depreciation and amortisation	3,015	3,068	2,882
Finance costs	26	28	5

TOTAL EXPENSES EXCLUDING LOSSES	122,418	125,286	133,544

Revenue
Sales of goods and services	10,912	13,698	16,653
Investment revenue	291	376	548
Grants and contributions	107,040	104,600	108,055
Acceptance by Crown Entity of employee benefits and other liabilities	2,067	2,244	2,358
Other revenue	1,250	2,132	465

Total Revenue	121,560	123,050	128,079

Gain/(loss) on disposal of non current assets	10	10	10

Net Result	(848)	(2,226)	(5,455)

Budget Estimates 2014-15	2 - 23

Board of Studies, Teaching and Educational Standards

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	4,329	15,642	8,990
Receivables	5,924	6,610	6,610
Inventories	1,203	1,775	1,775

Total Current Assets	11,456	24,027	17,375

Non Current Assets
Receivables	178	42	42
Property, plant and equipment -
Land and building	1,361	2,170	1,232
Plant and equipment	3,565	1,981	2,473
Intangibles	2,239	3,327	4,565

Total Non Current Assets	7,343	7,520	8,312

Total Assets	18,799	31,547	25,687

Liabilities
Current Liabilities
Payables	2,142	5,715	5,715
Provisions	3,760	4,519	4,114
Other	1,190	4,112	4,112

Total Current Liabilities	7,092	14,346	13,941

Non Current Liabilities
Provisions	57	61	61
Other	1,980	1,251	1,251

Total Non Current Liabilities	2,037	1,312	1,312

Total Liabilities	9,129	15,658	15,253

Net Assets	9,670	15,889	10,434

Equity
Accumulated funds	9,670	15,889	10,434

Total Equity	9,670	15,889	10,434

2 - 24	Budget Estimates 2014-15

Board of Studies, Teaching and Educational Standards

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	84,265	83,944	92,282
Other	36,678	42,644	39,627

Total Payments	120,943	126,588	131,909

Receipts
Sale of goods and services	10,912	13,156	16,653
Interest received	291	279	548
Grants and contributions	107,040	104,600	108,055
Other	4,450	9,060	3,665

Total Receipts	122,693	127,095	128,921

Net Cash Flows From Operating Activities	1,750	507	(2,988)

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	30	30	30
Purchases of property, plant and equipment	(1,364)	(1,082)	(1,903)
Other	(521)	11,933	(1,791)

Net Cash Flows From Investing Activities	(1,855)	10,881	(3,664)

Net Increase/(Decrease) in Cash	(105)	11,388	(6,652)

Opening Cash and Cash Equivalents	4,434	4,254	15,642

Closing Cash and Cash Equivalents	4,329	15,642	8,990

Cash Flow Reconciliation
Net result	(848)	(2,226)	(5,455)
Non cash items added back	3,015	3,068	2,882
Change in operating assets and liabilities	(417)	(335)	(415)

Net Cash Flows From Operating Activities	1,750	507	(2,988)

Budget Estimates 2014-15	2 - 25

Community Relations Commission of New South Wales

Service Group Statements

Community Support Services

Service description:	This service group covers providing community relations policy advice to the Government, implementing the principles of multiculturalism by all government agencies, involvement in community projects and administration of the Multicultural Advantage Grants program.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Expressions of interest received for grant applications	no.	343	470	450	480	503
Successful grant applications	%	44	34	33	37	37

Employees:	FTE	46	50	48	49	48

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	10,545	11,886	11,044
Total expenses include the following:
Employee related	5,470	5,658	5,659
Other operating expenses	2,593	3,343	2,601
Grants and subsidies	2,380	2,780	2,602

Capital Expenditure	150	233	150

2 - 26	Budget Estimates 2014-15

Community Relations Commission of New South Wales

Language Services

Service description:	This service group covers providing efficient, reliable and professional interpreting and translation services for community languages in a form relevant to client needs, provided by trained interpreters and translators.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Assignments performed	no.	47,393	46,281	47,000	47,751	48,000
Formal complaints registered	no.	117	89	80	125	135

Employees:	FTE	116	105	105	114	112

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	8,899	8,984	8,899
Total expenses include the following:
Employee related	8,367	8,452	8,367
Other operating expenses	532	532	532

Budget Estimates 2014-15	2 - 27

Community Relations Commission of New South Wales

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	13,837	14,110	14,026
Other operating expenses	3,125	3,875	3,133
Depreciation and amortisation	102	105	182
Grants and subsidies	2,380	2,780	2,602

TOTAL EXPENSES EXCLUDING LOSSES	19,444	20,870	19,943

Revenue
Sales of goods and services	5,472	5,700	5,474
Investment revenue	184	225	188
Grants and contributions	12,947	13,405	12,529
Acceptance by Crown Entity of employee benefits and other liabilities	630	403	645
Other revenue	22	172	23

Total Revenue	19,255	19,905	18,859

Net Result	(189)	(965)	(1,084)

2 - 28	Budget Estimates 2014-15

Community Relations Commission of New South Wales

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	7,233	7,161	6,056
Receivables	716	725	724

Total Current Assets	7,949	7,886	6,780

Non Current Assets
Property, plant and equipment -
Land and building	13	9	9
Plant and equipment	78	36	64
Intangibles	233	271	211

Total Non Current Assets	324	316	284

Total Assets	8,273	8,202	7,064

Liabilities
Current Liabilities
Payables	1,212	798	811
Provisions	1,212	1,192	1,125

Total Current Liabilities	2,424	1,990	1,936

Non Current Liabilities
Provisions	464	145	145

Total Non Current Liabilities	464	145	145

Total Liabilities	2,888	2,135	2,081

Net Assets	5,385	6,067	4,983

Equity
Accumulated funds	5,385	6,067	4,983

Total Equity	5,385	6,067	4,983

Budget Estimates 2014-15	2 - 29

Community Relations Commission of New South Wales

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	13,275	14,012	13,435
Grants and subsidies	2,380	2,780	2,602
Other	3,575	4,270	3,583

Total Payments	19,230	21,062	19,620

Receipts
Sale of goods and services	5,472	5,700	5,474
Interest received	184	225	188
Grants and contributions	12,947	13,405	12,529
Other	472	861	474

Total Receipts	19,075	20,191	18,665

Net Cash Flows From Operating Activities	(155)	(871)	(955)

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(50)	(50)	(50)
Other	(100)	(183)	(100)

Net Cash Flows From Investing Activities	(150)	(233)	(150)

Net Increase/(Decrease) in Cash	(305)	(1,104)	(1,105)

Opening Cash and Cash Equivalents	7,538	8,265	7,161

Closing Cash and Cash Equivalents	7,233	7,161	6,056

Cash Flow Reconciliation
Net result	(189)	(965)	(1,084)
Non cash items added back	102	105	182
Change in operating assets and liabilities	(68)	(11)	(53)

Net Cash Flows From Operating Activities	(155)	(871)	(955)

2 - 30	Budget Estimates 2014-15

Sydney Olympic Park Authority

Service Group Statements

Precinct Management and Development

Service description:	This service group covers the promotion, development and management of the Sydney Olympic Park precinct.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Cost of services per venue event day	$000	14	11	15	11	12
Cost of services per $1 million of asset book value	$000	10	9	10	9	9
Car parking revenue	$m	14.9	15.3	14.9	19.4	17.4
Cash ratio of revenue to expenditure (a)%		63	67	62	67	64

(a)	Excludes the $25 million grant to the Royal Agricultural Society of New South Wales in 2011-12 and grant funding from the Department of Education and Communities from 2011-12.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	137,544	141,882	132,738
Other operating expenses	81,271	83,170	77,632

Capital Expenditure	16,583	15,332	15,419

(a)	The reduction in expenditure in 2014-15 is mostly attributable to an increase in payments to the Royal Agricultural Society of New South Wales in 2013-14 from the Major Repair Fund, held in trust by the Sydney Olympic Park Authority, for asset replacement and improvements to the Sydney Showgrounds.

Budget Estimates 2014-15	2 - 31

Sydney Olympic Park Authority

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	81,271	83,170	77,632
Depreciation and amortisation	56,273	58,712	55,106

TOTAL EXPENSES EXCLUDING LOSSES	137,544	141,882	132,738

Revenue
Transfers to the Crown Entity	(1,769)	(1,769)	(12,831)
Sales of goods and services	43,993	48,888	46,908
Investment revenue	5,525	5,887	6,110
Retained taxes, fees and fines	545	745	578
Grants and contributions	41,280	40,130	48,343
Other revenue	33,652	33,780	35,919

Total Revenue	123,226	127,661	125,027

Gain/(loss) on disposal of non current assets	3,823	3,422	19,493
Other gains/(losses)	(3,970)	(3,970)	(4,398)

Net Result	(14,465)	(14,769)	7,384

2 - 32	Budget Estimates 2014-15

Sydney Olympic Park Authority

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	53,572	78,970	86,575
Receivables	14,442	17,906	17,910
Inventories	125	95	95

Total Current Assets	68,139	96,971	104,580

Non Current Assets
Receivables	105,694	105,694	98,913
Inventories	868	868	749
Property, plant and equipment -
Land and building	1,033,710	1,076,680	1,097,794
Plant and equipment	48,927	51,445	54,831
Infrastructure systems	304,621	369,563	370,011
Other	332,456	332,457	366,311

Total Non Current Assets	1,826,276	1,936,707	1,988,609

Total Assets	1,894,415	2,033,678	2,093,189

Liabilities
Current Liabilities
Payables	3,610	5,756	5,756
Provisions	3,308	4,236	4,487
Other	2,723	17,004	10,389

Total Current Liabilities	9,641	26,996	20,632

Non Current Liabilities
Other	1,729	1,732	1,712

Total Non Current Liabilities	1,729	1,732	1,712

Total Liabilities	11,370	28,728	22,344

Net Assets	1,883,045	2,004,950	2,070,845

Equity
Reserves	699,588	815,759	874,270
Accumulated funds	1,183,457	1,189,191	1,196,575

Total Equity	1,883,045	2,004,950	2,070,845

Budget Estimates 2014-15	2 - 33

Sydney Olympic Park Authority

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Other	97,213	82,960	92,140

Total Payments	97,213	82,960	92,140

Receipts
Transfers to the Crown Entity	(1,769)	(1,769)	(12,831)
Sale of goods and services	43,993	48,888	46,908
Interest received	5,518	5,880	6,086
Grants and contributions	34,725	34,725	33,666
Other	13,103	8,750	14,685

Total Receipts	95,570	96,474	88,514

Net Cash Flows From Operating Activities	(1,643)	13,514	(3,626)

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	13,885	11,759	26,650
Purchases of property, plant and equipment	(16,583)	(15,332)	(15,419)

Net Cash Flows From Investing Activities	(2,698)	(3,573)	11,231

Net Increase/(Decrease) in Cash	(4,341)	9,941	7,605

Opening Cash and Cash Equivalents	57,913	69,029	78,970

Closing Cash and Cash Equivalents	53,572	78,970	86,575

Cash Flow Reconciliation
Net result	(14,465)	(14,769)	7,384
Non cash items added back	24,331	26,040	14,752
Change in operating assets and liabilities	(11,509)	2,243	(25,762)

Net Cash Flows From Operating Activities	(1,643)	13,514	(3,626)

2 - 34	Budget Estimates 2014-15

TAFE Commission

Service Group Statements

TAFE NSW (a)

Service description:	This service group covers delivery of training services through TAFE NSW Institutes, including online and workplace delivery, to increase skill levels among the NSW population, both rural and urban, and support workforce development to assist in growing a productive NSW economy.

		Units	2011 Actual	2012 Actual	2013 Actual	2014 Forecast

Service measures:

TAFE NSW Student enrolments
All students		no.	552,856	579,719	570,036	547,603
Aboriginal Students (a)		no.	34,914	36,901	37,607	36,825
Students with disabilities (a)		no.	56,499	59,167	56,983	54,875
TAFE NSW enrolments in AQF:
Certificate III and above (a)		no.	274,527	296,896	312,242	321,883
Diploma and above		no.	66,793	76,043	87,018	99,201
Graduates satisfied with overall quality of all TAFE training		%	90.0	90.1	88.9	89.4

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Employees:	FTE	15,820	15,658	15,300	15,147	14,772

(a)	These measures are publicly reported by TAFE NSW. These are new measures for 2014.

	——2013-14 ——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	—	—	1,861,539
Total expenses include the following:
Employee related	—	—	1,328,943
Other operating expenses	—	—	395,296

Capital Expenditure	—	—	76,885

(a)	TAFE NSW will be separated from the Department of Education and Communities into a standalone agency, effective from 1 July 2014.

Budget Estimates 2014-15	2 - 35

TAFE Commission

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	—	—	1,328,943
Other operating expenses	—	—	395,296
Depreciation and amortisation	—	—	137,300

TOTAL EXPENSES EXCLUDING LOSSES	—	—	1,861,539

Revenue
Sales of goods and services	—	—	419,922
Investment revenue	—	—	7,363
Grants and contributions	—	—	1,321,486
Acceptance by Crown Entity of employee benefits and other liabilities	—	—	52,072
Other revenue	—	—	69

Total Revenue	—	—	1,800,912

Net Result	—	—	(60,627)

2 - 36	Budget Estimates 2014-15

TAFE Commission

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	—	—	281,087
Receivables	—	—	49,680
Other financial assets	—	—	160

Total Current Assets	—	—	330,927

Non Current Assets
Receivables	—	—	4,703
Other financial assets	—	—	286
Property, plant and equipment -
Land and building	—	—	4,156,206
Plant and equipment	—	—	120,333
Intangibles	—	—	70,283

Total Non Current Assets	—	—	4,351,811

Total Assets	—	—	4,682,738

Liabilities
Current Liabilities
Payables	—	—	118,520
Provisions	—	—	80,150
Other	—	—	150,812

Total Current Liabilities	—	—	349,482

Non Current Liabilities
Provisions	—	—	1,674

Total Non Current Liabilities	—	—	1,674

Total Liabilities	—	—	351,156

Net Assets	—	—	4,331,582

Equity
Reserves	—	—	2,765,432
Accumulated funds	—	—	1,566,150

Total Equity	—	—	4,331,582

Budget Estimates 2014-15	2 - 37

TAFE Commission

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	—	—	1,239,893
Other	—	—	583,333

Total Payments	—	—	1,823,226

Receipts
Sale of goods and services	—	—	535,582
Interest received	—	—	7,363
Grants and contributions	—	—	1,321,476
Other	—	—	35,478

Total Receipts	—	—	1,899,899

Net Cash Flows From Operating Activities	—	—	76,673

Cash Flows From Investing Activities
Purchases of property, plant and equipment	—	—	(60,910)
Other	—	—	265,324

Net Cash Flows From Investing Activities	—	—	204,414

Net Increase/(Decrease) in Cash	—	—	281,087

Closing Cash and Cash Equivalents	—	—	281,087

Cash Flow Reconciliation
Net result	—	—	(60,627)
Non cash items added back	—	—	137,300

Net Cash Flows From Operating Activities	—	—	76,673

2 - 38	Budget Estimates 2014-15

3.	Family and Community Services Cluster

	Expenses			Capital Expenditure
Agency	2013-14 Revised $m	2014-15 Budget $m	Var. %	2013-14 Revised $m	2014-15 Budget $m	Var. %

Department of Family and Community Services
Service Group
Community Support for People with Disability, their Family and Carers	789.9	853.4	8.0	5.0	9.3	84.9
Short-term Interventions for People with Disability, their Family and Carers	381.9	408.4	6.9	5.2	11.1	111.8
Supported Accommodation for People with Disability	1,516.7	1,630.6	7.5	109.7	183.0	66.8
Targeted Earlier Intervention for Vulnerable Children, Young People and Families	246.2	257.7	4.6	4.8	4.1	(14.5)
Statutory Child Protection	444.1	451.1	1.6	7.5	16.0	113.9
Out-of-Home Care for Vulnerable Children and Young People	817.3	852.0	4.2	13.1	21.8	65.9
Social Housing Assistance and Tenancy Support	809.6	811.1	0.2	4.2	12.5	197.3
Homelessness Services	250.0	265.4	6.2	—	2.3	N/A

Total	5,255.8	5,529.6	5.2	149.5	260.0	73.9

Home Care Service of New South Wales (a)

Total	232.6	223.1	(4.1)	0.3	3.0	900.0

Aboriginal Housing Office

Total	117.2	116.4	(0.7)	50.4	67.8	34.5

Home Purchase Assistance Fund

Total	14.4	16.0	11.5	—	—	—

NSW Businesslink Pty Limited (b)

Total	190.7	—	N/A	23.1	—	N/A

Office of the Children’s Guardian (c)
Service Group
Office of the Children’s Guardian	31.9	24.2	(24.2)	0.4	1.9	431.4

Total	31.9	24.2	(24.2)	0.4	1.9	431.4

(a)	The decline in expenditure in 2014-15 is due to High Need Pool and Attendant Care clients transferring to services being delivered by NGOs, and funded through the Department of Family and Community Services. There is no reduction in resources and services across the cluster.
(b)	The functions of NSW Businesslink Pty Limited will transfer to the Department of Family and Community Services from 30 June 2014.
(c)	The decline in expenditure in 2014-15 is due to the increased number of Working With Children Checks experienced in 2013-14, and associated increased expenditure. This relates to the phasing in of mandatory checks, which are expected to stabilise from 2014-15.

Budget Estimates 2014-15	3 - 1

Family and Community Services Cluster

Introduction

The Family and Community Services cluster supports vulnerable people and families to participate in social and economic life and build stronger communities. The cluster directly supports people across New South Wales through its own services and through funding non-government organisations to deliver specialist support services.

The cluster is the lead for achieving the following NSW 2021 goals:

•	better protect the most vulnerable members of our community and break the cycle of disadvantage

•	increase opportunities for people with disability by providing supports that meet their individual needs and realise their potential

•	increase opportunities for seniors in New South Wales to fully participate in community life.

The cluster’s responsibilities include ensuring that:

•	children and young people are protected from abuse and neglect

•	vulnerable and disadvantaged people have suitable, stable and sustainable accommodation

•	people with disability are supported to realise their potential

•	seniors have opportunities to participate fully in community life

•	women and children are safe from domestic, family and sexual violence

•	women have access to economic opportunities and participation.

Services

The cluster’s key services, which are delivered in partnership with the non-government sector, include:

•	support for people with disability so they can participate in their communities

•	respite for people with disability and their carers

•	specialist support services for people with disability including therapy, allied health and home modifications

•	specialist accommodation for people with disability

•	prevention and early intervention services that strengthen families by improving parenting and life skills

•	child protection investigation and casework services to identify and protect children at risk of significant harm

3 - 2	Budget Estimates 2014-15

Family and Community Services Cluster

•	out-of-home care for children and young people who cannot live safely at home

•	funding for community projects, sector development and capacity building

•	keeping seniors connected to support social participation including information dissemination and programs to support healthy and active ageing

•	specialist homelessness services for people who are homeless or at risk of homelessness

•	tenancy management for public housing and assistance for registered community housing providers

•	assistance for low income and disadvantaged people to move into private rental accommodation

•	support for women and children escaping domestic and family violence

•	assistance for women and girls through mentoring, and identifying training pathways and career opportunities.

2014-15 Budget Highlights

Protecting Children and Young People

A highlight of the 2014-15 Budget is an additional $500 million over four years for Safe Home for Life, a reform to better protect and support the most vulnerable children, young people and their families. In addition, the Government is continuing its investment in Keep Them Safe initiatives. Together, these will build the effectiveness of the child protection system and better support families.

Key initiatives include:

•

$684 million over four years across the NSW Government to continue Keep Them Safe reforms designed to break systemic disadvantage, protect children from harm, and reduce the need for statutory intervention and out-of-home care, with further effort to ensure services and supports are appropriately targeted and configured

•

$145 million over four years to support the transition of statutory care services to the non-government sector, with the aim of delivering better support and outcomes for children, young people, families and carers, and increasing caseworker capacity across the whole child protection system

•

$178 million over four years to support additional services for the increasing number of children and young people in care. The Safe Home for Life reforms are intended to reduce further pressure on out-of-home care services, through increased restorations and permanency where safe, as well as early intervention and prevention supports to prevent entry into care

Budget Estimates 2014-15	3 - 3

Family and Community Services Cluster

•

$100 million over four years ($60 million capital and $39 million recurrent) to design and replace frontline technology systems. This will improve the productivity of caseworkers by enabling them to access information in a timely, modern and mobile way. This will allow caseworkers to spend more time with vulnerable families, and will facilitate greater sharing of information with the non-government sector

•

$51 million over four years across the NSW Government to implement child protection legislative reforms to reduce growth in demand for statutory child protection services and over time build local service networks that reduce risk for vulnerable children, young people and families. It also includes responding to domestic and family violence, drug and alcohol abuse and untreated mental illness

•

$26 million over four years to create 73 new casework support positions and expand Practice First, the Government’s quality casework initiative, to an additional 10 sites. These additional para-professional staff will enable Community Services caseworkers to spend more time working face to face with families at risk, and more time dedicated to quality intervention.

Social Housing and Support for the Homeless

In 2014-15, key initiatives will include:

•

$144 million for specialist homelessness services delivered by non-government organisations. This follows the Going Home Staying Home reform aimed at making services easier to access for clients, and delivering a better balance between early intervention, crisis and post-crisis support

•	$166 million for tenancy management to improve social, economic and physical outcomes for social housing clients

•	$170 million for Aboriginal housing, including:

•

$67 million for housing support under the National Partnership Agreement on Remote Indigenous Housing and through the Aboriginal Housing Office’s own capital works program. The NSW Government is seeking to renegotiate some of the terms of the Agreement

•	$24 million to repair and maintain dwellings for the Aboriginal community housing sector and $9.2 million to reform and strengthen the sector under the NSW Build and Grow strategy.

3 - 4	Budget Estimates 2014-15

Family and Community Services Cluster

Disability and Ageing Support

Total expenditure on disability and ageing support in 2014-15 will be $3.1 billion. This includes recurrent ($2.9 billion) and capital ($203 million) expenditure.

In 2014-15, key initiatives will include:

•

$587 million ($482 million recurrent and $105 million capital) to deliver Ready Together, the reshaped Stronger Together Two commitment, to give more people greater choice and flexibility about how they live their lives, and the support to make decisions and plan for their future. Ready Together places people with disability, providers, and the disability service system across New South Wales in the best position to transition seamlessly to the National Disability Insurance Scheme (NDIS)

•

$212 million for the community care support program, including home-based assistance and support for younger people with disability to continue living in their communities. The final value for the community care support program is subject to negotiating the funding allocations with the Commonwealth under the National Partnership Agreement on Transitioning Responsibilities for Aged Care and Disability Services

•

$30 million for land acquisitions associated with the redevelopment of large residential centres in the Hunter region. The plans for the remainder of the project will be informed by further consultation with residents and families

•

The NSW Government has reshaped the disability employment payroll tax rebate scheme with $6 million over three years from 2014-15 for employment enablement strategies to support and promote the employment of workers with an intellectual disability. This includes individual packages of support to develop people’s job readiness skills through work-based training, a job readiness register, and support to build the capacity of employers to employ people with intellectual disability.

The Government remains committed to the implementation of the NDIS through reforms to the existing NSW disability system to increase choice and control for people with disability, and by supporting the Hunter trial.

Supporting Women

In 2014-15, key initiatives will include:

•	$4.6 million in grants to continue the Staying Home Leaving Violence program across New South Wales supporting women and children escaping domestic violence to remain safely in their homes

•	$2.9 million to better target high-need areas to assist women and children experiencing domestic violence under It Stops Here: Standing Together to End Domestic and Family Violence reform.

Budget Estimates 2014-15	3 - 5

Department of Family and Community Services

Service Group Statements

Community Support for People with Disability, their Family and Carers

Service description:	This service group focuses on building skills, strengthening family and carer relationships by providing assistance with the activities of everyday living to enable people to live in their own home and to participate in economic and community life.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

People in skill development and day programs	thous	13	13	15	14	15
People receiving respite services (a)	thous	67	24	18	25	26
People receiving personal Assistance (a)	thous	204	33	33	33	33

Employees:	FTE	595	578	563	617	602

(a)	The decrease in the number of people receiving respite and personal assistance in 2012-13 is due to the Commonwealth assuming funding responsibility from July 2012 for non-Indigenous people 65 years and over and Indigenous people 50 years and over.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	781,362	789,940	853,407
Total expenses include the following:
Employee related	61,887	67,850	67,775
Other operating expenses	18,309	16,302	21,730
Grants and subsidies	698,656	703,099	759,885
Other expenses	1,554	1,554	1,511

Capital Expenditure	5,005	5,025	9,291

3 - 6	Budget Estimates 2014-15

Department of Family and Community Services

Short-term Interventions for People with Disability, their Family and Carers

Service description:	This service group supports people with disability and carers, as well as older people to access services and community support in order to maximise independence, wellbeing and quality of life.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Families and children receiving support	thous	13	14	16	16	18
People accessing Transition To Work	thous	2.0	2.1	2.2	2.2	2.3
People receiving therapy and interventions (a)	thous	72	35	43	41	46
Seniors card holders	thous	1,009	1,274	1,096	1,353	1,432

Employees:	FTE	1,274	1,198	1,189	1,197	1,197

(a)	The decrease in the number of people receiving therapy and interventions in 2012-13 is due to the Commonwealth assuming funding responsibility from July 2012 for non-Indigenous people 65 years and over and Indigenous people 50 years and over.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	392,598	381,888	408,420
Total expenses include the following:
Employee related	126,095	126,965	130,093
Other operating expenses	44,132	34,599	37,696
Grants and subsidies	214,854	211,764	229,383
Other expenses	2,563	2,563	2,491

Capital Expenditure	5,704	5,229	11,076

Budget Estimates 2014-15	3 - 7

Department of Family and Community Services

Supported Accommodation for People with Disability

Service description:	This service group provides suitable accommodation and opportunities for personal growth and development for people with disability who have ongoing intensive support needs. This includes group home accommodation, individual accommodation support and a range of other accommodation options.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

People accessing supported accommodation services (a)	thous	10.1	9.9	11.1	10.3	10.6
People accessing non 24/7 supported accommodation (b)%		36	36	39	38	38
Supported accommodation services provided by NGOs (c)%		74	75	76	76	79

Employees:	FTE	5,707	5,747	5,530	5,560	5,552

(a)	Supported accommodation services for people with disability include a range of Government operated and funded services such as 24/7 and non 24/7 shared supported accommodation in a community setting.
(b)	Percentage of total supported accommodation clients that access non 24/7 support. Non 24/7 support provides person centred support for people with disability living in their own homes such as drop-in support to enable people to remain in their own home.
(c)	Percentage of total supported accommodation clients serviced by NGOs as a proportion of all supported accommodation clients.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	1,506,763	1,516,676	1,630,570
Total expenses include the following:
Employee related	543,403	569,522	576,328
Other operating expenses	149,928	128,673	146,069
Grants and subsidies	781,234	782,705	858,499
Other expenses	13,096	13,096	12,730

Capital Expenditure	132,540	109,661	182,960

3 - 8	Budget Estimates 2014-15

Department of Family and Community Services

Targeted Earlier Intervention for Vulnerable Children, Young People and Families

Service description:	This service group supports vulnerable children, young people and their families to live better lives. It includes support services that intervene early to address family vulnerabilities and prevent escalation into or within the statutory child protection system, support services to reduce the incidence and impact of domestic violence against women and children, as well as broader services in communities.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Instances of service provided under Community Builders	thous	224	224	224	224	224
Staying Home, Leaving Violence Women and children supported (a)	thous	3.3	4.6	3.6	4.6	4.7
Child, Youth and Families services provided	thous	54	55	54	54	54
Calls to Domestic Violence Line (b)	thous	22.0	21.6	23.6	22.0	22.0
Families participating in Brighter Futures	thous	2.5	2.6	2.7	2.7	2.8

Employees: (c)	FTE	799	111	112	112	113

(a)	The measure captures all service types, including children of clients supported by the program.
(b)	2011-12 Actual has been updated to reflect aged annual data, previously reported as 21.4.
(c)	The decrease in FTEs between 2011-12 and 2012-13 is largely due to the transfer of caseworkers from the Brighter Futures program to the Strengthening Families program (with an increase in FTE reflected in ‘Statutory Child Protection’ service group), as well as a reallocation of regional management and corporate staff across other service groups.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	245,798	246,243	257,658
Total expenses include the following:
Employee related	13,040	13,254	13,489
Other operating expenses	8,085	6,836	9,950
Grants and subsidies	222,399	224,934	233,532

Capital Expenditure	4,232	4,772	4,080

Budget Estimates 2014-15	3 - 9

Department of Family and Community Services

Statutory Child Protection

Service description:	This service group responds to reports of children at risk of significant harm (ROSH). It involves assessing and investigating reports of child abuse and neglect, and intervening, where appropriate, to ensure the safety, welfare and wellbeing of children at risk of significant harm.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Child and young person concern reports	thous	228.8	246.2	222.0	267.8	284.3
Children and young people involved in a child and young person concern report	thous	99.5	103.6	96.6	111.8	116.4
Children and young people reported at ROSH	thous	61.3	64.5	59.5	70.4	75.0
Children and young people at ROSH who received a face-to-face assessment or service (a)%		36.1	36.4	38.0	36.9	37.5

Employees: (b)	FTE	2,270	2,656	2,688	2,725	2,760

(a)	This measure includes those children and young people at ROSH receiving services and / or assessment, as such is higher than the figure stated on the Community Services Caseworker Dashboard, which reports on those children and young people at ROSH receiving an assessment only.
(b)	The increase in FTEs between 2011-12 and 2012-13 is mainly due to the transfer of caseworkers from the Brighter Futures program to the Strengthening Families program, as previously noted.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	445,601	444,073	451,091
Total expenses include the following:
Employee related	298,126	308,947	316,334
Other operating expenses	96,578	94,870	82,435
Grants and subsidies	30,133	29,121	33,177

Capital Expenditure	6,620	7,465	15,966

3 - 10	Budget Estimates 2014-15

Department of Family and Community Services

Out-of-Home Care for Vulnerable Children and Young People

Service description:	This service group supports vulnerable children and young people who cannot live safely with parent/s. Out-of-home care (OOHC) includes restoration, general foster care, kinship care, residential care, and adoptions delivered by the non-government sector and the Department of Family and Community Services. The service includes planning, monitoring and supporting non-government organisations (NGOs) to deliver services to children and young people in care.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Children in OOHC	thous	18.2	18.3	18.4	18.9	18.9
NGO statutory OOHC placements (a)%		26	41	58	52	61
Average cost, all children (b)	$000	41	42	43	43	45

Employees: (c)	FTE	1,292	1,293	1,219	1,225	1,240

(a)	Statutory OOHC accounts for about 70 per cent of the total OOHC population. 2011-12 Actual has been updated to reflect KiDS-CIW aged annual data, previously reported as 27 per cent.
(b)	The 2013-14 Forecast figure has been updated since last Budget to more accurately reflect the average cost of children in OOHC, previously reported as 39.
(c)	The 2013-14 Forecast figure has been updated since last Budget, previously reported as 1,121.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	798,917	817,314	851,986
Total expenses include the following:
Employee related	121,683	126,304	135,426
Other operating expenses	46,690	46,223	45,297
Grants and subsidies	621,238	639,797	663,093

Capital Expenditure	11,656	13,142	21,802

Budget Estimates 2014-15	3 - 11

Department of Family and Community Services

Social Housing Assistance and Tenancy Support

Service description:	This service group covers housing assistance for people on low incomes or who are unable to access or maintain appropriate housing. This includes managing tenancies in public, community and Aboriginal Housing Office properties. It also includes providing private rental market assistance as an alternative to social housing and to assist people to transition out of social housing.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Households assisted in Social Housing (a)	thous	141.9	140.5	140.7	140.5	140.5
Households assisted to rent privately (b)	thous	22.1	18.1	16.0	19.0	20.0

Employees: (c)	FTE	1,830	1,914	1,916	2,343	2,340

(a)	Includes the number of public housing tenancies managed by Housing NSW, Aboriginal Housing Office tenancies, and community housing tenancies as at 30 June.
(b)	Excludes temporary accommodation which is reported separately under the ‘Homelessness Services’ service group.
(c)	The 2013-14 Revised and 2014-15 Forecast includes NSW Land and Housing Corporation staff transferred from the Department of Finance and Services commencing August 2013.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	755,634	809,637	811,060
Total expenses include the following:
Employee related	191,428	264,265	270,679
Other operating expenses	82,383	77,015	70,056
Grants and subsidies	475,685	436,995	451,955

Capital Expenditure	6,992	4,200	12,487

3 - 12	Budget Estimates 2014-15

Department of Family and Community Services

Homelessness Services

Service description:	This service group supports people who are homeless or at risk of homelessness. It includes crisis and medium-term accommodation, and prevention and early intervention services such as living skills, family support and employment support.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Households assisted with temporary accommodation	thous	14.1	13.1	11.5	14.3	14.3
People receiving assistance from a Specialist Homelessness Service	thous	53.5	52.0	53.5	52.0	54.0

Employees:	FTE	147	141	133	139	125

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	251,929	250,011	265,423
Total expenses include the following:
Employee related	17,540	18,649	16,831
Other operating expenses	12,276	17,352	12,460
Grants and subsidies	220,084	214,010	234,510

Capital Expenditure	—	—	2,303

Budget Estimates 2014-15	3 - 13

Department of Family and Community Services

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	1,373,202	1,495,756	1,526,955
Other operating expenses	458,381	421,870	425,693
Depreciation and amortisation	65,523	78,518	96,201
Grants and subsidies	3,264,283	3,242,425	3,464,034
Other expenses	17,213	17,213	16,732

TOTAL EXPENSES EXCLUDING LOSSES	5,178,602	5,255,782	5,529,615

Revenue
Recurrent appropriation	4,901,593	4,755,748	5,095,683
Capital appropriation	168,919	145,664	229,316
Sales of goods and services	137,766	298,660	280,880
Investment revenue	10,710	10,902	9,353
Grants and contributions	9,747	30,863	13,284
Acceptance by Crown Entity of employee benefits and other liabilities	45,347	47,147	50,386
Other revenue	18,884	24,633	25,445

Total Revenue	5,292,966	5,313,617	5,704,347

Gain/(loss) on disposal of non current assets	(893)	371	(681)
Other gains/(losses)	(1,362)	20,485	(862)

Net Result	112,109	78,691	173,189

3 - 14	Budget Estimates 2014-15

Department of Family and Community Services

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	255,995	309,832	323,481
Receivables	124,417	79,698	86,509
Inventories	265	290	290
Assets held for sale	1,696	1,250	1,250

Total Current Assets	382,373	391,070	411,530

Non Current Assets
Receivables	55,657	18,150	15,314
Property, plant and equipment -
Land and building	998,145	999,714	1,146,576
Plant and equipment	63,429	108,775	98,442
Intangibles	21,985	70,669	90,679

Total Non Current Assets	1,139,216	1,197,308	1,351,011

Total Assets	1,521,589	1,588,378	1,762,541

Liabilities
Current Liabilities
Payables	109,894	125,407	129,739
Provisions	152,855	143,666	142,009
Other	7,934	10	7,512

Total Current Liabilities	270,683	269,083	279,260

Non Current Liabilities
Provisions	78,602	32,552	23,349
Other	—	5,832	5,832

Total Non Current Liabilities	78,602	38,384	29,181

Total Liabilities	349,285	307,467	308,441

Net Assets	1,172,304	1,280,911	1,454,100

Equity
Accumulated funds	1,172,304	1,280,911	1,454,100

Total Equity	1,172,304	1,280,911	1,454,100

Budget Estimates 2014-15	3 - 15

Department of Family and Community Services

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	1,329,554	1,439,191	1,468,101
Grants and subsidies	3,264,283	3,242,425	3,464,034
Other	695,740	784,619	746,192

Total Payments	5,289,577	5,466,235	5,678,327

Receipts
Recurrent appropriation	4,901,593	4,755,748	5,095,683
Capital appropriation	168,919	145,664	229,316
Sale of goods and services	137,685	350,713	277,145
Interest received	10,814	11,940	9,999
Grants and contributions	9,078	30,194	16,435
Cash transfers to the Crown Entity	—	(1,462)	—
Other	260,314	368,161	314,136

Total Receipts	5,488,403	5,660,958	5,942,714

Net Cash Flows From Operating Activities	198,826	194,723	264,387

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	7,625	4,902	6,544
Purchases of property, plant and equipment	(165,889)	(144,144)	(198,418)
Other	(6,860)	19,655	(58,864)

Net Cash Flows From Investing Activities	(165,124)	(119,587)	(250,738)

Net Increase/(Decrease) in Cash	33,702	75,136	13,649

Opening Cash and Cash Equivalents	222,293	234,696	309,832

Closing Cash and Cash Equivalents	255,995	309,832	323,481

Cash Flow Reconciliation
Net result	112,109	78,691	173,189
Non cash items added back	65,523	57,616	96,201
Change in operating assets and liabilities	21,194	58,416	(5,003)

Net Cash Flows From Operating Activities	198,826	194,723	264,387

3 - 16	Budget Estimates 2014-15

Home Care Service of New South Wales

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	186,116	189,021	182,963
Other operating expenses	40,873	41,328	38,778
Depreciation and amortisation	2,628	2,228	1,326

TOTAL EXPENSES EXCLUDING LOSSES	229,617	232,577	223,067

Revenue
Sales of goods and services	28,267	28,267	26,688
Investment revenue	5,370	4,796	5,503
Grants and contributions	196,700	199,923	192,509
Other revenue	635	635	567

Total Revenue	230,972	233,621	225,267

Gain/(loss) on disposal of non current assets	496	496	438
Other gains/(losses)	(191)	(191)	(191)

Net Result	1,660	1,349	2,447

Budget Estimates 2014-15	3 - 17

Home Care Service of New South Wales

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	54,690	58,016	56,860
Receivables	5,232	5,001	5,042

Total Current Assets	59,922	63,017	61,902

Non Current Assets
Other financial assets	22,143	21,822	24,655
Property, plant and equipment -
Land and building	698	788	788
Plant and equipment	3,524	1,342	2,987

Total Non Current Assets	26,365	23,952	28,430

Total Assets	86,287	86,969	90,332

Liabilities
Current Liabilities
Payables	9,174	6,570	6,982
Provisions	29,289	24,752	25,152
Other	34	34	12

Total Current Liabilities	38,497	31,356	32,146

Non Current Liabilities
Provisions	15,275	10,702	10,799

Total Non Current Liabilities	15,275	10,702	10,799

Total Liabilities	53,772	42,058	42,945

Net Assets	32,515	44,911	47,387

Equity
Reserves	616	632	661
Accumulated funds	31,899	44,279	46,726

Total Equity	32,515	44,911	47,387

3 - 18	Budget Estimates 2014-15

Home Care Service of New South Wales

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	184,395	188,832	182,056
Other	62,374	62,887	60,157

Total Payments	246,769	251,719	242,213

Receipts
Sale of goods and services	28,076	28,677	26,497
Interest received	2,605	2,381	2,670
Grants and contributions	196,700	199,923	192,509
Other	22,160	21,814	21,885

Total Receipts	249,541	252,795	243,561

Net Cash Flows From Operating Activities	2,772	1,076	1,348

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	924	924	496
Purchases of property, plant and equipment	(3,000)	(300)	(3,000)

Net Cash Flows From Investing Activities	(2,076)	624	(2,504)

Net Increase/(Decrease) in Cash	696	1,700	(1,156)

Opening Cash and Cash Equivalents	53,994	56,316	58,016

Closing Cash and Cash Equivalents	54,690	58,016	56,860

Cash Flow Reconciliation
Net result	1,660	1,349	2,447
Non cash items added back	(137)	(187)	(1,507)
Change in operating assets and liabilities	1,249	(86)	408

Net Cash Flows From Operating Activities	2,772	1,076	1,348

Budget Estimates 2014-15	3 - 19

Aboriginal Housing Office

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	60,989	66,411	70,019
Depreciation and amortisation	14,058	13,984	14,424
Grants and subsidies	39,450	36,795	31,939

TOTAL EXPENSES EXCLUDING LOSSES	114,497	117,190	116,382

Revenue
Sales of goods and services	43,027	49,239	48,652
Investment revenue	720	1,752	763
Grants and contributions	129,218	127,780	116,456

Total Revenue	172,965	178,771	165,871

Gain/(loss) on disposal of non current assets	200	(592)	200
Other gains/(losses)	—	(2,261)	—

Net Result	58,668	58,728	49,689

3 - 20	Budget Estimates 2014-15

Aboriginal Housing Office

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	33,455	39,880	38,518
Receivables	2,361	5,053	5,425

Total Current Assets	35,816	44,933	43,943

Non Current Assets
Receivables	4,685	4,685	4,685
Property, plant and equipment -
Land and building	1,295,120	1,370,104	1,464,524
Plant and equipment	570	173	2,727
Infrastructure systems	24,521	24,080	32,436

Total Non Current Assets	1,324,896	1,399,042	1,504,372

Total Assets	1,360,712	1,443,975	1,548,315

Liabilities
Current Liabilities
Payables	24,509	21,985	21,909
Provisions	152	22	22
Other	632	1,981	1,983

Total Current Liabilities	25,293	23,988	23,914

Non Current Liabilities
Provisions	40	318	318

Total Non Current Liabilities	40	318	318

Total Liabilities	25,333	24,306	24,232

Net Assets	1,335,379	1,419,669	1,524,083

Equity
Reserves	449,018	520,669	575,394
Accumulated funds	886,361	899,000	948,689

Total Equity	1,335,379	1,419,669	1,524,083

Budget Estimates 2014-15	3 - 21

Aboriginal Housing Office

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Grants and subsidies	39,450	36,795	31,939
Other	60,562	65,832	69,579

Total Payments	100,012	102,627	101,518

Receipts
Sale of goods and services	43,027	49,239	48,652
Interest received	720	1,752	763
Grants and contributions	102,368	103,672	116,456
Other	(500)	(652)	(886)

Total Receipts	145,615	154,011	164,985

Net Cash Flows From Operating Activities	45,603	51,384	63,467

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	3,000	228	3,000
Purchases of property, plant and equipment	(49,042)	(60,517)	(67,829)

Net Cash Flows From Investing Activities	(46,042)	(60,289)	(64,829)

Net Increase/(Decrease) in Cash	(439)	(8,905)	(1,362)

Opening Cash and Cash Equivalents	33,894	48,785	39,880

Closing Cash and Cash Equivalents	33,455	39,880	38,518

Cash Flow Reconciliation
Net result	58,668	58,728	49,689
Non cash items added back	(12,792)	(9,074)	14,424
Change in operating assets and liabilities	(273)	1,730	(646)

Net Cash Flows From Operating Activities	45,603	51,384	63,467

3 - 22	Budget Estimates 2014-15

Home Purchase Assistance Fund

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	206	218	214
Grants and subsidies	1,146	—	2,149
Finance costs	13,627	13,627	13,138
Other expenses	514	514	504

TOTAL EXPENSES EXCLUDING LOSSES	15,493	14,359	16,005

Revenue
Investment revenue	14,567	12,031	12,230
Other revenue	10	10	12

Total Revenue	14,577	12,041	12,242

Net Result	(916)	(2,318)	(3,763)

Budget Estimates 2014-15	3 - 23

Home Purchase Assistance Fund

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	198,004	148,268	144,554
Receivables	1,957	2,572	2,631
Other financial assets	84,784	135,045	129,808

Total Current Assets	284,745	285,885	276,993

Non Current Assets
Other financial assets	15,071	12,542	10,715

Total Non Current Assets	15,071	12,542	10,715

Total Assets	299,816	298,427	287,708

Liabilities
Current Liabilities
Payables	278	278	277
Borrowings at amortised cost	6,954	6,954	6,946
Provisions	55	56	55

Total Current Liabilities	7,287	7,288	7,278

Non Current Liabilities
Borrowings at amortised cost	127,836	127,836	120,890

Total Non Current Liabilities	127,836	127,836	120,890

Total Liabilities	135,123	135,124	128,168

Net Assets	164,693	163,303	159,540

Equity
Accumulated funds	164,693	163,303	159,540

Total Equity	164,693	163,303	159,540

3 - 24	Budget Estimates 2014-15

Home Purchase Assistance Fund

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Grants and subsidies	1,146	—	2,149
Finance costs	9,329	9,329	8,833
Other	720	683	720

Total Payments	11,195	10,012	11,702

Receipts
Interest received	14,745	12,495	12,171
Other	10	10	12

Total Receipts	14,755	12,505	12,183

Net Cash Flows From Operating Activities	3,560	2,493	481

Cash Flows From Investing Activities
Proceeds from sale of investments	5,691	195,000	180,000
Advance repayments received	110	65	28
Purchases of investments	(1,717)	(274,313)	(172,964)

Net Cash Flows From Investing Activities	4,084	(79,248)	7,064

Cash Flows From Financing Activities
Repayment of borrowings and advances	(11,128)	(11,128)	(11,259)

Net Cash Flows From Financing Activities	(11,128)	(11,128)	(11,259)

Net Increase/(Decrease) in Cash	(3,484)	(87,883)	(3,714)

Opening Cash and Cash Equivalents	201,488	236,151	148,268

Closing Cash and Cash Equivalents	198,004	148,268	144,554

Cash Flow Reconciliation
Net result	(916)	(2,318)	(3,763)
Non cash items added back	4,298	4,298	4,305
Change in operating assets and liabilities	178	513	(61)

Net Cash Flows From Operating Activities	3,560	2,493	481

Budget Estimates 2014-15	3 - 25

NSW Businesslink Pty Limited

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	3,764	111	—
Other operating expenses	152,185	155,585	—
Depreciation and amortisation	34,182	34,582	—
Finance costs	518	394	—

TOTAL EXPENSES EXCLUDING LOSSES	190,649	190,672	—

Revenue
Sales of goods and services	186,415	195,718	—
Investment revenue	185	560	—
Grants and contributions	22,044	—	—
Other revenue	5,197	7,230	—

Total Revenue	213,841	203,508	—

Gain/(loss) on disposal of non current assets	—	(4)	—

Net Result	23,192	12,832	—

(a)	The functions of NSW Businesslink Pty Limited will transfer to the Department of Family and Community Services from 30 June 2014.

3 - 26	Budget Estimates 2014-15

NSW Businesslink Pty Limited

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	19,468	—	—
Receivables	16,217	—	—

Total Current Assets	35,685	—	—

Non Current Assets
Property, plant and equipment -
Land and building	513	—	—
Plant and equipment	8,695	—	—
Intangibles	95,215	—	—

Total Non Current Assets	104,423	—	—

Total Assets	140,108	—	—

Liabilities
Current Liabilities
Payables	104,827	—	—
Borrowings at amortised cost	10,672	—	—
Provisions	580	—	—

Total Current Liabilities	116,079	—	—

Non Current Liabilities
Provisions	216	—	—

Total Non Current Liabilities	216	—	—

Total Liabilities	116,295	—	—

Net Assets	23,813	—	—

Equity
Accumulated funds	23,813	—	—

Total Equity	23,813	—	—

Budget Estimates 2014-15	3 - 27

NSW Businesslink Pty Limited

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	3,764	111	—
Finance costs	518	671	—
Other	171,211	175,789	—

Total Payments	175,493	176,571	—

Receipts
Sale of goods and services	186,415	195,718	—
Interest received	185	560	—
Grants and contributions	26,936	6,925	—
Other	19,537	11,991	—

Total Receipts	233,073	215,194	—

Net Cash Flows From Operating Activities	57,580	38,623	—

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	213	—
Purchases of property, plant and equipment	(12,464)	(8,286)	—
Other	(39,469)	(42,534)	—

Net Cash Flows From Investing Activities	(51,933)	(50,607)	—

Cash Flows From Financing Activities
Repayment of borrowings and advances	(2,280)	(12,952)	—

Net Cash Flows From Financing Activities	(2,280)	(12,952)	—

Net Increase/(Decrease) in Cash	3,367	(24,936)	—

Opening Cash and Cash Equivalents	16,101	24,936	—

Closing Cash and Cash Equivalents	19,468	—	—

Cash Flow Reconciliation
Net result	23,192	12,832	—
Non cash items added back	34,182	34,582	—
Change in operating assets and liabilities	206	(8,791)	—

Net Cash Flows From Operating Activities	57,580	38,623	—

3 - 28	Budget Estimates 2014-15

Office of the Children’s Guardian

Introduction

The Office of the Children’s Guardian works to protect children by promoting and regulating quality, child-safe organisations and services.

The Office of the Children’s Guardian operates under the Children and Young Persons (Care and Protection) Act 1998 and the Child Protection (Working With Children) Act 2012.

Services

The Office’s key services are:

•	administering the NSW Working With Children Check

•	promoting and encouraging organisations to be safe for children through the provision of resources, training programs and monitoring and compliance activities

•	registering, accrediting and monitoring designated agencies that provide statutory and voluntary out-of-home-care

•	authorising the employment of children in prescribed settings.

2014-15 Budget Highlights

In 2014-15 the Office’s key initiatives will include:

•

$1.4 million to accredit and monitor non-government providers involved in the transfer of statutory out-of-home-care services from the Department of Family and Community Services to the non-government sector

•

$1.7 million to develop the online registry, workflow management systems and further develop the portal to increase access to information held by the Office of the Children’s Guardian including the Carers Register.

Budget Estimates 2014-15	3 - 29

Office of the Children’s Guardian

Service Group Statements

Office of the Children’s Guardian (a)

Service description:	This service group focuses on regulating and building the capacity of organisations to deliver quality child-safe services and programs and administering the state-wide Working With Children Check (WWCC) Program.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

WWCCs completed	no.	n.a.	n.a.	n.a.	400,000	200,000
WWCC completed within 24 hours	%	n.a.	n.a.	n.a.	85	85
Children’s employment authorities completed on time	%	n.a.	n.a.	n.a.	100	100

Employees:	FTE	n.a.	n.a.	n.a.	126	121

(a)	The Office of the Children’s Guardian was established as a separate government agency on 17 May 2013 and is reporting for the first time.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	—	31,883	24,162
Total expenses include the following:
Employee related	—	12,519	12,473
Other operating expenses	—	18,120	10,556
Grants and subsidies	—	409	350

Capital Expenditure	—	350	1,860

3 - 30	Budget Estimates 2014-15

Office of the Children’s Guardian

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	—	12,519	12,473
Other operating expenses	—	18,120	10,556
Depreciation and amortisation	—	835	783
Grants and subsidies	—	409	350

TOTAL EXPENSES EXCLUDING LOSSES	—	31,883	24,162

Revenue
Recurrent appropriation	—	3,654	10,079
Capital appropriation	—	—	1,373
Sales of goods and services	—	17,900	12,414
Investment revenue	—	240	205
Grants and contributions	—	6,752	—
Acceptance by Crown Entity of employee benefits and other liabilities	—	754	475
Other revenue	—	5	—

Total Revenue	—	29,305	24,546

Net Result	—	(2,578)	384

Budget Estimates 2014-15	3 - 31

Office of the Children’s Guardian

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	—	7,036	6,864
Receivables	—	735	735

Total Current Assets	—	7,771	7,599

Non Current Assets
Property, plant and equipment -
Plant and equipment	—	695	813
Intangibles	—	1,191	2,150

Total Non Current Assets	—	1,886	2,963

Total Assets	—	9,657	10,562

Liabilities
Current Liabilities
Payables	—	2,254	2,254
Provisions	—	947	1,145
Other	—	—	323

Total Current Liabilities	—	3,201	3,722

Non Current Liabilities
Provisions	—	4	4

Total Non Current Liabilities	—	4	4

Total Liabilities	—	3,205	3,726

Net Assets	—	6,452	6,836

Equity
Accumulated funds	—	6,452	6,836

Total Equity	—	6,452	6,836

3 - 32	Budget Estimates 2014-15

Office of the Children’s Guardian

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	—	11,566	11,800
Grants and subsidies	—	409	350
Other	—	18,217	11,506

Total Payments	—	30,192	23,656

Receipts
Recurrent appropriation	—	3,654	10,079
Capital appropriation	—	—	1,373
Sale of goods and services	—	17,197	12,414
Interest received	—	240	205
Grants and contributions	—	6,752	—
Cash transfers to the Crown Entity	—	(320)	—
Other	—	1,823	1,273

Total Receipts	—	29,346	25,344

Net Cash Flows From Operating Activities	—	(846)	1,688

Cash Flows From Investing Activities
Purchases of property, plant and equipment	—	(200)	(189)
Other	—	5,193	(1,671)

Net Cash Flows From Investing Activities	—	4,993	(1,860)

Net Increase/(Decrease) in Cash	—	4,147	(172)

Opening Cash and Cash Equivalents	—	2,889	7,036

Closing Cash and Cash Equivalents	—	7,036	6,864

Cash Flow Reconciliation
Net result	—	(2,578)	384
Non cash items added back	—	835	783
Change in operating assets and liabilities	—	897	521

Net Cash Flows From Operating Activities	—	(846)	1,688

Budget Estimates 2014-15	3 - 33

4.	Health Cluster

	Expenses			Capital Expenditure
Agency	2013-14 Revised $m	2014-15 Budget $m	Var. %	2013-14 Revised $m	2014-15 Budget $m	Var. %

Ministry of Health
Service Group
Population Health Services	534.8	543.9	1.7	—	16.7	N/A
Primary and Community Based Services	819.4	848.4	3.5	35.2	57.9	64.4
Aboriginal Health Services	85.7	90.0	5.0	—	3.0	N/A
Outpatient Services	2,468.1	2,569.6	4.1	133.8	163.5	22.2
Emergency Services	2,374.5	2,481.3	4.5	247.6	180.3	(27.2)
Inpatient Hospital Services	7,922.8	8,355.6	5.5	654.5	525.9	(19.7)
Mental Health Services	1,558.1	1,625.2	4.3	82.1	101.6	23.8
Rehabilitation and Extended Care Services	1,460.4	1,527.4	4.6	19.6	77.6	295.8
Teaching and Research	627.4	654.5	4.3	9.9	43.5	339.0
Cluster Grant Funding	21.1	21.1	—	—	—	—

Total	17,872.3	18,717.1	4.7	1,182.8	1,169.9	(1.1)

Total on a comparable basis adjusted for changes in payment arrangements (a)	17,872.3	18,801.3	5.2	1,182.8	1,169.9	(1.1)

Health Care Complaints Commission
Service Group
Complaints Handling	11.9	12.3	3.2	0.3	0.1	(76.6)

Total	11.9	12.3	3.2	0.3	0.1	(76.6)

Mental Health Commission of New South Wales
Service Group
Mental Health Commission	9.2	9.5	3.0	0.3	0.1	(66.7)

Total	9.2	9.5	3.0	0.3	0.1	(66.7)

(a)	From 2014-15, where NSW residents receive public hospital services in another State or Territory, the Commonwealth Government will pay their share of the Activity Based Funding costs direct to that jurisdiction and that cost will no longer appear in the NSW Health Expense budget. Had this $84 million revised payment arrangement not occurred, on a like for like basis, NSW Health’s 2014-15 Expense budget would have been $18,801 million, being 5.2 per cent growth over the prior year’s revised expense budget.

Budget Estimates 2014-15	4 - 1

Health Cluster

Introduction

The Health cluster works to improve the health and safety of the public by managing and regulating the NSW public health care system.

The Health cluster is the lead for achieving the following NSW 2021 goals:

•	keep people healthy and out of hospital

•	provide world class clinical services with timely access and effective infrastructure.

The Health cluster’s responsibilities include:

•	providing health care services to patients and the community

•	promoting wellness and illness prevention

•	developing health care policy and planning

•	managing, monitoring and reporting on health system performance

•	building healthy communities by working with other parts of the Government.

The Health cluster comprises the Ministry of Health, NSW Health reporting entities including 15 Local Health Districts, two Specialty Health Networks, Ambulance Service of New South Wales, six Pillars (Agency for Clinical Innovation, Bureau of Health Information, Clinical Excellence Commission, Cancer Institute, Health Education and Training Institute, and Kids and Families), the Health Care Complaints Commission and the Mental Health Commission.

Services

The Health cluster’s key services are:

•	promoting and regulating public health

•	providing preventive health services

•	delivering services in community health centres and outpatient clinics and through Hospital in the Home

•	providing services to people with chronic illness to avoid unnecessary hospitalisation

•	providing health services to Aboriginal people

•	providing emergency medical retrieval, transport and treatment

•	providing health care to patients admitted to hospitals

•	providing mental health, rehabilitation and long-term care services

•	supporting training of health professionals

•	building research capacity.

4 - 2	Budget Estimates 2014-15

Health Cluster

2014-15 Budget Highlights

In 2014-15, the total expense budget for the Ministry of Health is $18.7 billion. The Budget invests almost $1.3 billion, including $117 million from the Ministry’s expense budget, on Health’s capital program in 2014-15 for new facilities, upgrades and redevelopments across the State. Health’s record expense budget includes more than:

•	$2.4 billion for emergency care

•	$8.3 billion for inpatient hospital services and $2.5 billion for outpatients

•	$1.6 billion for mental health services

•	$1.5 billion for rehabilitation and extended care.

The budget also includes the following grants:

•	$11.5 million for the Health Care Complaints Commission

•	$9.6 million for the Mental Health Commission of New South Wales.

The Commonwealth has changed the way it pays the States for patients who receive public hospital services in other jurisdictions. Had this $84 million revised payment arrangement not occurred, on a like for like basis, Health’s 2014-15 expense budget would have been $18.8 billion, an increase of 5.2 per cent from 2013-14.

Meeting Demand for Acute Hospital Services

In 2014-15, an extra $300 million is being invested to meet increased patient demand for hospital and emergency department services including:

•	an estimated 1.29 million acute inpatient separations in 2014-15 – a 3.2 per cent (40,000) increase from 2013-14 – including additional elective surgery for 3,000 more patients

•	an estimated 2.77 million emergency department attendances in 2014-15 – a 3.0 per cent (80,000) increase from 2013-14

•	$6.0 million for a contestable surgical pool to help meet patient demand.

Rural Health

NSW Health is improving health services in rural and remote areas of New South Wales. The Government is investing in services and facilities to improve access to quality health services and attracting and retaining a skilled workforce. Key initiatives include:

•	$48 million capital investment to improve eHealth in rural NSW health services, including ensuring all sites have sufficient network capacity to access electronic patient data

•	$8.3 million on planning further Multipurpose Services (services co-locating acute care, residential aged care, community and allied health services, rehabilitation and health education services)

Budget Estimates 2014-15	4 - 3

Health Cluster

•	$4.0 million annually for minor capital works programs in rural hospitals to improve patient flow, refurbish wards and consulting suites and upgrade staff accommodation

•	$4.0 million to improve ambulance infrastructure in rural areas

•	up to $450,000 will be spent on increasing the Aboriginal health workforce through investment in scholarships and providing 30 Aboriginal Cadetships for Nursing and Midwifery in 2014-15

•	improving rural Local Health Districts’ research capability through initiatives such as the investment of $100,000 to improve collaboration and networking of research initiatives in rural areas.

Patient Services

Key initiatives will include:

•	$1.3 billion of expenditure on the capital program in 2014-15 for new facilities, upgrades and redevelopments, including:

•

commencing work at St George, Westmead, Gosford, and Sutherland Hospital redevelopments; establishing a new Byron Central Hospital; a new Campbelltown Hospital Clinical School; enhancing paediatric and neonatal intensive care at John Hunter Children’s Hospital; establishing aged/transitional care services on the Bulli Hospital site; relocating and enhancing the Eurobodalla Renal Dialysis and Oncology Clinics; expanding the Sydney Children’s Hospital by building additional floors above the Nelune Comprehensive Cancer Centre at Prince of Wales Hospital; consolidating community mental health services at Albury; and upgrading Sydney Metropolitan Ambulance Infrastructure

•	commencing construction of car parks at Coffs Harbour and Lismore Hospitals

•

continuing works at Northern Beaches, Sutherland Hospital car park, Wagga Wagga, Blacktown, Mt Druitt, Tamworth, Bega, Parkes, Forbes, Hornsby Ku-ring-gai, Port Macquarie, Wollongong, Dubbo, Lismore and Kempsey

•

planning for the new Maitland Hospital and future upgrades of Blacktown, Shellharbour, and Wyong Hospitals, stage five of the Multipurpose Services Program, Forensic Pathology and Coroners Court, and rural Ambulance infrastructure.

•

$220 million to retain patient services that were previously funded by the Commonwealth under the National Partnership Agreements on Improving Public Hospital Services and Longer Stay Older Patients that are to cease on 30 June 2014, including:

•

maintaining services to improve waiting times in emergency departments, ensure patients receive elective surgery within clinically recommended times and support access to sub acute services such as rehabilitation, palliative care, geriatric and mental health

•	continuing services to support older patients who are in hospital awaiting a Commonwealth funded nursing home bed.

4 - 4	Budget Estimates 2014-15

Health Cluster

•

$30 million as part of the Government’s commitment to spend $120 million over four years on NSW Health’s Integrated Care strategy to support Local Health Districts developing partnerships with primary care providers to provide coordinated and connected patient care

•	$10 million, as part of the $35 million over four years, to continue implementation of the Government’s commitment to increase access to palliative care

•	$3.0 million to implement new models of care for renal palliative care patients including establishing three centre of excellence hubs in New South Wales

•	$7.0 million to expand Hospital in the Home services, working in partnership with the non-government sector, through a combination of telemedicine and community nursing services

•	$6.8 million to improve access to pain management services, particularly for people in rural areas as part of the Government’s commitment to spend $26 million over four years

•

$5.0 million to continue the roll out of the Whole of Hospital program to ensure a health system-wide approach to patient care with an emphasis on care that is connected, streamlined and leverages best practice

•

an additional $5.0 million for EnableNSW for the Aids and Equipment program, bringing the total to $46 million in 2014-15, to assist in preventing hospital readmissions and to support discharge from hospital following illness, particularly among vulnerable older patients

•	$2.0 million to increase capacity for caring for young people with a brain injury in an appropriate setting

•	an extra $800,000 for cochlear implants for children and adults, on top of the $2.3 million provided over the past three years.

More Nurses

•	Key initiatives will include $15 million for 115 more clinical nurse/midwife educators and specialists.

Information and Communication Technology Supporting Patient Care

Key initiatives include:

•	$20 million to upgrade ICT systems, including enabling wireless and mobile connectivity for clinical systems to improve the quality and safety of care delivered

•

$10 million for the second stage of the HealtheNet project to expand the information within HealtheNet and to design and begin development of a collaborative two way integrated care portal for doctors, patients and other health service providers

•

$5.0 million to establish information systems to support NSW Health services and their clinicians to better understand their cost-drivers, clinical and operational performance and the effectiveness of improvement strategies.

Budget Estimates 2014-15	4 - 5

Health Cluster

Medical Research

Key initiatives include:

•	$44 million towards the Medical Research Support Program to support independent research institutes

•	$34 million continued investment for the Cancer Institute NSW to support and manage cancer research programs including $3.8 million for three new Translational Cancer Research Centres

•	a further $7.7 million for the Medical Devices Seeding Fund to support development of medical devices that lead to better treatment options and patient outcomes

•	$6.0 million for the Sydney Genomic Collaborative program for screening of genetic markers to help identify cancer risk and opportunities for therapeutic intervention.

Mental Health Services

As part of the $1.6 billion expenditure on mental health services, key initiatives include:

•	$27 million to meet the demand for additional acute mental health services together with enhancing sub acute mental health services as part of the transition to providing better care in the community

•	$2.0 million to extend assistance for people with eating disorders.

Preventive Health

Key initiatives will include:

•	$18 million for anti-smoking and skin cancer prevention campaigns

•

$19 million to continue programs that were funded by the Commonwealth under the National Partnership Agreement on Preventive Health to tackle obesity, promote healthy eating and physical activity in children and adults.

4 - 6	Budget Estimates 2014-15

Health Cluster

Investing in the Workforce

Key initiatives include:

•

$3.4 million for further postgraduate medical training positions, especially in outer metropolitan and rural hospitals, bringing total funding in the Health Professionals Workforce Plan for medical postgraduate training positions to $8.1 million per annum

•

$1.8 million (bringing the total to $3.5 million per annum) for the Health Education and Training Institute to expand the Clinician and Executive Team Leadership program to build individual, team and facility leadership capability and drive performance for improved patient outcomes in the NSW Health system.

Budget Estimates 2014-15	4 - 7

Ministry of Health

Service Group Statements

The 2011-12 Actual and 2013-14 Forecast FTEs have been revised to reflect inclusion of all NSW Health controlled entities, including the Cancer Institute that was established as a pillar within NSW Health in April 2013.

Variation between the 2013-14 Budget and the revised financial estimates reflect nationally accepted changes in clinical service category definitions as approved by the Independent Hospital Pricing Authority (IHPA). These definitions are included in the 2013 cost data collection conducted by NSW Health which has been used to calculate revised 2013-14 and 2014-15 budget estimates.

Population Health Services

Service description:	This service group covers the provision of health services targeted at broad population groups including environmental health protection, food and poisons regulation and monitoring of communicable diseases.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Two-yearly participation rate of women within breast cancer screening target group (50-69, 70-74 age groups)%		50.2	51.5	51.0	51.7	53.7
Two-yearly participation rate of women within cervical cancer screening target group (20-69 age group)%		56.2	56.3	58.0	58.0	58.0
Needles and syringes distributed	thous	11,051	11,802	12,500	12,500	13,000

Employees:	FTE	2,039	2,122	2,129	2,383	2,384

	——2013-14 ——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	554,693	534,776	543,888
Total expenses include the following:
Employee related (b)	204,418	229,541	235,383
Other operating expenses (b)	170,237	227,006	227,018
Grants and subsidies (b)	169,696	68,198	70,121

Capital Expenditure	—	—	16,739

(a)	The change against the 2013-14 Budget is partly due to progressively increasing the level of immunisation stock that has been purchased by the Commonwealth Government directly from suppliers.
(b)	The change across expense items against the 2013-14 Budget largely reflects redistribution of grant funding previously allocated to the Cancer Institute. This funding is now recognised across employee related and other operating expenses following the establishment of the Cancer Institute as a pillar within NSW Health.

4 - 8	Budget Estimates 2014-15

Ministry of Health

Primary and Community Based Services

Service description:	This service group covers the provision of health services for persons attending community health centres or in the home, including health promotion activities, community based women’s health, dental, drug and alcohol and HIV/AIDS services. It also covers the provision of grants to non-government organisations for community health purposes.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Dental health non-inpatient dental weighted activity units (a)	thous	257	300	326	330	317
Home nursing occasions of service	thous	640	632	639	700	800
Opioid treatment clients	no.	18,715	19,197	18,700	19,200	19,522
Withdrawal management (detoxification) people treated	no.	9,650	9,870	10,400	10,095	10,210
Hospital in the Home episodes	no.	18,058	18,297	22,000	22,000	23,000

Employees:	FTE	4,986	5,186	5,593	5,802	5,832

(a)	The principal measure of activity for non-inpatient dental services is now the dental weighted activity unit. Previous activity has been converted into dental weighted activity units. The 2014-15 Forecast reflects nine months of the National Partnership Agreement on Treating More Public Dental Patients that ceases in March 2015.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	907,551	819,358	848,445
Total expenses include the following:
Employee related	496,742	515,873	523,800
Other operating expenses	193,845	179,689	193,272
Grants and subsidies (b)	193,750	98,326	101,317

Capital Expenditure	33,392	35,200	57,855

(a)	The overall change against the 2013-14 Budget reflects definition changes in service types for non admitted services that are now shown in other Service Groups including Outpatient Services, Emergency Services and Inpatient Hospital Services.
(b)	The 2013-14 Revised estimate incorporates a reclassification of budgets provided to affiliated health organisations and non government organisations to reflect service definitions as required under the National Health Reform Agreement (NHRA) and IHPA costing determinations.

Budget Estimates 2014-15	4 - 9

Ministry of Health

Aboriginal Health Services

Service description:	This service group covers the provision of supplementary health services to Aboriginal people particularly in the areas of health promotion, health education and disease prevention. This program excludes most services for Aboriginal people provided directly by Local Health Districts and other general health services that are used by all members of the community.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Antenatal visits - confinements for Aboriginal women where first antenatal visit was before 14 weeks gestation	%	61	61	62	62	62

Employees:	FTE	561	584	603	621	626

	——2013-14 ——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	85,686	85,731	90,025
Total expenses include the following:
Employee related	45,210	46,664	48,219
Other operating expenses	16,553	17,237	17,607
Grants and subsidies	22,436	20,125	22,275

Capital Expenditure	—	—	2,989

4 - 10	Budget Estimates 2014-15

Ministry of Health

Outpatient Services

Service description:	This service group covers the provision of services in outpatient clinics including low level emergency care, diagnostic and pharmacy services and radiotherapy treatment.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Outpatient clinics occasions of service (a)	thous	5,849	5,768	5,859	6,049	6,140
Diagnostics occasions of service	thous	4,342	3,876	3,882	3,882	3,900

Employees:	FTE	14,980	15,583	15,845	15,699	16,003

(a)	The 2013-14 Forecast has been revised to reflect the changes in data collection processes to align to National Funding arrangements and amendments to the classifications by IPHA relating to the implementation of Activity Based Funding arrangements.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	2,339,483	2,468,099	2,569,636
Total expenses include the following:
Employee related	1,327,012	1,318,233	1,377,276
Other operating expenses	773,816	858,133	879,041
Grants and subsidies (a)	101,070	160,292	168,666
Other expenses	23,100	24,583	22,359

Capital Expenditure	139,122	133,846	163,528

(a)	The 2013-14 Revised estimate incorporates a reclassification of budgets provided to affiliated health organisations and non government organisations to reflect service definitions as required under the NHRA and IHPA costing determinations.

Budget Estimates 2014-15	4 - 11

Ministry of Health

Emergency Services

Service description:	This service group covers the provision of emergency road and air ambulance services and treatment of patients in emergency departments of public hospitals.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Attendances in emergency departments	thous	2,538	2,615	2,680	2,685	2,765
Attendances admitted	thous	530	568	586	613	660
Emergency road transport cases	thous	527	542	570	553	564
Emergency department weighted attendances (a)	no.	2,510	2,590	2,660	2,665	2,745

Employees:	FTE	12,142	12,631	13,163	13,688	14,009

(a)	Includes emergency departments with electronic data submission only. Additional facilities have been added in 2012-13 with prior years’ actual results retrospectively adjusted.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	2,330,184	2,374,506	2,481,292
Total expenses include the following:
Employee related (a)	1,524,658	1,588,587	1,666,423
Other operating expenses (a)	683,772	644,390	660,259
Grants and subsidies	32,619	44,714	47,487
Other expenses	11,600	12,481	11,352

Capital Expenditure	247,565	247,612	180,253

(a)	The change against the 2013-14 Budget reflects nationally accepted changes in clinical service category definitions as approved by IHPA. These definitions are included in the 2013 cost data collection conducted by NSW Health which has been used to calculate the 2013-14 Revised and 2014-15 Budget estimates.

4 - 12	Budget Estimates 2014-15

Ministry of Health

Inpatient Hospital Services

Service description:	This service group covers the provision of health care to patients admitted to hospitals including elective surgery and maternity services.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Acute separations:
Same day	thous	320	340	352	377	395
Overnight	thous	834	853	876	876	898
Acute weighted separations:
Same day	thous	160	169	172	190	196
Overnight	thous	1,487	1,533	1,590	1,570	1,614
Average length of stay for overnight separations	days	4.9	4.7	4.8	4.7	4.7
Total bed days for acute patients	thous	4,411	4,384	4,560	4,530	4,650

Employees:	FTE	44,542	46,334	46,483	45,273	46,813

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	8,016,959	7,922,815	8,355,583
Total expenses include the following:
Employee related	4,935,303	4,812,881	5,110,279
Other operating expenses	2,265,161	2,112,366	2,240,010
Grants and subsidies (b)	186,998	348,301	341,967
Other expenses	321,600	341,136	310,279

Capital Expenditure	654,933	654,545	525,923

(a)	The change against the 2013-14 Budget reflects nationally accepted changes in clinical service category definitions as approved by IHPA. These definitions are included in the 2013 cost data collection conducted by NSW Health which has been used to calculate the 2013-14 Revised and 2014-15 Budget estimates.
(b)	The 2013-14 Revised estimate incorporates a reclassification of budgets provided to affiliated health organisations and non government organisations to reflect service definitions as required under the NHRA and IHPA costing determinations.

Budget Estimates 2014-15	4 - 13

Ministry of Health

Mental Health Services

Service description:	This service group covers the provision of an integrated and comprehensive network of services by Local Health Districts and community based organisations for people seriously affected by mental illnesses and mental health problems. It also covers the development of preventative programs that meet the needs of specific client groups.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Acute mental health service overnight separations	no.	30,208	31,555	31,968	31,498	31,971
Non-acute mental health inpatient days (a)	thous	285	286	339	290	339

Employees:	FTE	11,201	11,652	11,916	12,537	12,609

(a)	The 2013-14 Revised figure reflects staggered opening of new services during 2013-14.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	1,445,200	1,558,132	1,625,187
Total expenses include the following:
Employee related	1,047,156	1,104,476	1,138,584
Other operating expenses	282,922	292,644	304,063
Grants and subsidies (b)	55,200	93,903	98,221

Capital Expenditure	69,943	82,120	101,632

(a)	The change against the 2013-14 Budget is due to the recognition of mental health costs as a result of improved patient coding and application of IPHA criteria for non admitted mental health patients during 2013-14 and forward years.
(b)	The 2013-14 Revised estimate incorporates a reclassification of budgets provided to affiliated health organisations and non government organisations to reflect service definitions as required under the NHRA and IHPA costing determinations.

4 - 14	Budget Estimates 2014-15

Ministry of Health

Rehabilitation and Extended Care Services

Service description:	This service group covers the provision of appropriate health care services for persons with long-term physical and psycho-physical disabilities and for the frail-aged. It also includes the coordination of the Ministry’s services for the aged and disabled with those provided by other agencies and individuals.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Total separations to usual place of residence	no.	33,534	37,502	39,000	41,000	43,000
Total non-inpatient occasions of service	thous	2,909	3,000	3,020	3,020	3,050

Employees:	FTE	11,315	11,771	12,191	11,118	11,318

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a) (b)	1,641,133	1,460,357	1,527,369
Total expenses include the following:
Employee related	1,018,060	930,407	970,835
Other operating expenses	360,762	323,031	335,923
Grants and subsidies (c)	203,237	154,710	160,917

Capital Expenditure	21,782	19,594	77,557

(a)	The change against the 2013-14 Budget reflects nationally accepted changes in clinical service category definitions as approved by IHPA. These definitions are included in the 2013 cost data collection conducted by NSW Health which has been used to calculate 2013-14 Revised and 2014-15 Budget estimates.
(b)	The overall change against 2013-14 Budget also reflects definition changes in service types for non admitted patients which are now shown in other Service Groups including Outpatient Services, Emergency Services and Inpatient Hospital Services.
(c)	The 2013-14 Revised estimate incorporates a reclassification of budgets provided to affiliated health organisations and non government organisations to reflect service definitions as required under the NHRA and IHPA costing determinations.

Budget Estimates 2014-15	4 - 15

Ministry of Health

Teaching and Research

Service description:	This service group covers the provision of professional training for the needs of the NSW health system. It also includes strategic investment in research and development to improve the health and wellbeing of the people of New South Wales.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Interns	no.	849	927	959	964	979
First year resident medical officers	no.	803	881	906	880	917
Total clinical trials approved for conduct within the NSW public health system	no.	300	270	243	257	250

Employees:	FTE	2,846	2,960	3,022	3,548	3,564

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	528,315	627,407	654,543
Total expenses include the following:
Employee related	304,364	358,175	368,823
Other operating expenses	126,851	139,899	143,440
Grants and subsidies	80,843	111,756	121,918

Capital Expenditure	22	9,901	43,467

(a)	The change against the 2013-14 Budget reflects nationally accepted changes in clinical service category definitions as approved by IHPA. These definitions are included in the 2013 cost data collection conducted by NSW Health which has been used to calculate 2013-14 Revised and 2014-15 Budget estimates.

Cluster Grant Funding

Service description:	This service group covers the provision of grant funding to agencies within the Health cluster. This includes funding to the Health Care Complaints Commission and the Mental Health Commission of New South Wales.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	21,914	21,069	21,087
Grants and subsidies	21,914	21,069	21,087
Health Care Complaints Commission	11,427	11,427	11,472
Mental Health Commission of New South Wales	10,487	9,642	9,615

4 - 16	Budget Estimates 2014-15

Ministry of Health

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	10,902,923	10,904,837	11,439,622
Other operating expenses	4,873,919	4,794,395	5,000,633
Depreciation and amortisation	621,073	617,275	674,296
Grants and subsidies	1,067,763	1,121,394	1,153,976
Finance costs	49,140	56,149	104,538
Other expenses	356,300	378,200	343,990

TOTAL EXPENSES EXCLUDING LOSSES	17,871,118	17,872,250	18,717,055

Revenue
Recurrent appropriation	9,738,473	9,680,897	10,028,334
Capital appropriation	965,159	966,859	1,029,015
Sales of goods and services	2,262,000	2,293,378	2,418,833
Investment revenue	78,700	71,701	74,522
Grants and contributions	4,849,688	4,836,688	5,212,632
Acceptance by Crown Entity of employee benefits and other liabilities	363,535	395,216	360,357
Other revenue	62,900	123,138	126,449

Total Revenue	18,320,455	18,367,877	19,250,142

Gain/(loss) on disposal of non current assets	—	(9,010)	(51,913)
Other gains/(losses)	(10,283)	(26,079)	(10,283)

Net Result	439,054	460,538	470,891

Budget Estimates 2014-15	4 - 17

Ministry of Health

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	1,400,633	1,419,010	1,570,067
Receivables (a)	534,590	616,664	642,917
Other financial assets	117,349	29,161	29,161
Inventories	152,542	144,257	146,452
Assets held for sale	26,841	15,898	15,898

Total Current Assets	2,231,955	2,224,990	2,404,495

Non Current Assets
Receivables	9,095	8,622	8,622
Other financial assets	75,088	38,977	38,977
Property, plant and equipment -
Land and building	11,123,351	11,056,278	11,585,242
Plant and equipment	851,831	1,174,237	1,146,126
Infrastructure systems	383,156	434,368	411,806
Intangibles	512,214	446,625	464,358
Other	54,411	40,183	42,950

Total Non Current Assets	13,009,146	13,199,290	13,698,081

Total Assets	15,241,101	15,424,280	16,102,576

Liabilities
Current Liabilities
Payables	1,229,221	1,236,563	1,284,229
Borrowings at amortised cost	18,620	19,746	18,957
Provisions	1,695,863	1,633,813	1,709,273
Other	35,405	45,400	45,400

Total Current Liabilities	2,979,109	2,935,522	3,057,859

Non Current Liabilities
Borrowings at amortised cost	1,084,115	1,058,074	1,062,852
Provisions	13,030	15,729	15,729
Other	103,455	100,292	100,292

Total Non Current Liabilities	1,200,600	1,174,095	1,178,873

Total Liabilities	4,179,709	4,109,617	4,236,732

Net Assets	11,061,392	11,314,663	11,865,844

Equity
Reserves (b)	3,053,234	3,248,397	3,328,687
Accumulated funds	8,008,158	8,066,266	8,537,157

Total Equity	11,061,392	11,314,663	11,865,844

(a)	The increase in Receivables is due to delays in the recovery of fees during 2013-14.
(b)	The 2013-14 Revised estimates reflect the increase in asset revaluation and recognises changes in asset valuation indices.

4 - 18	Budget Estimates 2014-15

Ministry of Health

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	10,518,046	10,504,322	10,977,660
Grants and subsidies	1,067,763	1,121,394	1,153,976
Finance costs	49,140	56,149	104,538
Other	5,823,620	5,964,062	6,134,283

Total Payments	17,458,569	17,645,927	18,370,457

Receipts
Recurrent appropriation	9,738,473	9,680,897	10,028,334
Capital appropriation	965,159	966,859	1,029,015
Sale of goods and services (a)	2,200,434	2,244,292	2,366,351
Interest received	78,700	70,830	74,522
Grants and contributions	4,591,259	4,566,903	4,900,450
Other (a)	963,159	1,150,805	1,260,796

Total Receipts	18,537,184	18,680,586	19,659,468

Net Cash Flows From Operating Activities	1,078,615	1,034,659	1,289,011

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment (b)	62,000	14,000	28,000
Purchases of property, plant and equipment	(962,673)	(1,056,067)	(1,067,035)
Purchases of investments	—	(200)	—
Other	(149,228)	(96,642)	(80,919)

Net Cash Flows From Investing Activities	(1,049,901)	(1,138,909)	(1,119,954)

Cash Flows From Financing Activities
Proceeds from borrowings and advances	—	2,000	—
Repayment of borrowings and advances	(11,000)	(16,012)	(18,000)

Net Cash Flows From Financing Activities	(11,000)	(14,012)	(18,000)

Net Increase/(Decrease) in Cash	17,714	(118,262)	151,057

Opening Cash and Cash Equivalents	1,382,919	1,482,967	1,419,010
Reclassification of Cash Equivalents	—	(54,305)	—

Closing Cash and Cash Equivalents	1,400,633	1,419,010	1,570,067

Cash Flow Reconciliation
Net result	439,054	460,538	470,891
Non cash items added back	621,073	614,508	671,529
Change in operating assets and liabilities	18,488	(40,387)	146,591

Net Cash Flows From Operating Activities	1,078,615	1,034,659	1,289,011

(a)	The 2013-14 Revised estimate includes $80 million from Private Health Insurers following their decision not to cap single room rates for patients holding private health insurance. There has also been a realignment of forecast receipts with the revenue category.
(b)	The timing of receipts from asset sales has been revised across the forward estimates.

Budget Estimates 2014-15	4 - 19

Health Care Complaints Commission

Service Group Statements

Complaints Handling

Service description:	This service group covers the processing, assessment and resolution of health care complaints, which are dealt with through assisted resolution, facilitated conciliation or referral for investigation. Serious cases of inappropriate health care are investigated and prosecuted, and recommendations made to health organisations to address systemic health care issues.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Complaints received	no.	4,130	4,554	4,741	4,861	5,185
Complaints assessed	no.	4,103	4,544	4,740	4,756	4,980
Complaints assessed within 60 days	%	88	95	95	94	95
Complaints resolved through resolution	%	88	87	85	77	83
Complaint investigations completed	no.	222	201	237	229	230
Referrals for disciplinary action or prosecution	no.	131	85	120	103	110
Disciplinary or appeal cases run	no.	94	88	86	59	65

Employees:	FTE	71	76	77	73	73

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	11,943	11,934	12,317
Total expenses include the following:
Employee related	8,441	8,456	8,637
Other operating expenses	3,269	3,245	3,409

Capital Expenditure	278	278	65

4 - 20	Budget Estimates 2014-15

Health Care Complaints Commission

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	8,441	8,456	8,637
Other operating expenses	3,269	3,245	3,409
Depreciation and amortisation	233	233	271

TOTAL EXPENSES EXCLUDING LOSSES	11,943	11,934	12,317

Revenue
Investment revenue	25	28	30
Grants and contributions	11,427	11,427	11,472
Acceptance by Crown Entity of employee benefits and other liabilities	216	84	260
Other revenue	415	362	360

Total Revenue	12,083	11,901	12,122

Net Result	140	(33)	(195)

Budget Estimates 2014-15	4 - 21

Health Care Complaints Commission

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	888	631	610
Receivables	216	388	397

Total Current Assets	1,104	1,019	1,007

Non Current Assets
Property, plant and equipment -
Land and building	52	101	13
Plant and equipment	584	443	387
Intangibles	48	95	33

Total Non Current Assets	684	639	433

Total Assets	1,788	1,658	1,440

Liabilities
Current Liabilities
Payables	461	264	283
Provisions	785	763	721

Total Current Liabilities	1,246	1,027	1,004

Non Current Liabilities
Provisions	11	261	261
Other	237	—	—

Total Non Current Liabilities	248	261	261

Total Liabilities	1,494	1,288	1,265

Net Assets	294	370	175

Equity
Accumulated funds	294	370	175

Total Equity	294	370	175

4 - 22	Budget Estimates 2014-15

Health Care Complaints Commission

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	8,246	8,399	8,391
Other	3,568	3,540	3,717

Total Payments	11,814	11,939	12,108

Receipts
Sale of goods and services	—	—	(10)
Interest received	25	28	31
Grants and contributions	11,427	11,427	11,472
Other	714	661	659

Total Receipts	12,166	12,116	12,152

Net Cash Flows From Operating Activities	352	177	44

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(278)	(270)	(65)
Other	—	(8)	—

Net Cash Flows From Investing Activities	(278)	(278)	(65)

Net Increase/(Decrease) in Cash	74	(101)	(21)

Opening Cash and Cash Equivalents	814	732	631

Closing Cash and Cash Equivalents	888	631	610

Cash Flow Reconciliation
Net result	140	(33)	(195)
Non cash items added back	233	233	271
Change in operating assets and liabilities	(21)	(23)	(32)

Net Cash Flows From Operating Activities	352	177	44

Budget Estimates 2014-15	4 - 23

Mental Health Commission of New South Wales

Service Group Statements

Mental Health Commission

Service description:	This service group covers monitoring, reviewing and improving the mental health system and mental health and wellbeing of the people of New South Wales. It is responsible for the preparation of a draft strategic plan to drive reform in mental health services and to monitor and report on the implementation of the plan.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Community Consultations	no.	n.a.	12	30	47	30
Manage Grants	no.	n.a.	n.a.	4	4	4

Employees:	FTE	n.a.	25	25	28	33

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	10,466	9,233	9,510
Total expenses include the following:
Employee related	3,814	3,693	4,755
Other operating expenses	2,277	2,365	1,044
Grants and subsidies	4,290	3,055	3,601

Capital Expenditure	—	300	100

4 - 24	Budget Estimates 2014-15

Mental Health Commission of New South Wales

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	3,814	3,693	4,755
Other operating expenses	2,277	2,365	1,044
Depreciation and amortisation	85	120	110
Grants and subsidies	4,290	3,055	3,601

TOTAL EXPENSES EXCLUDING LOSSES	10,466	9,233	9,510

Revenue
Investment revenue	—	62	50
Grants and contributions	10,487	9,642	9,615
Acceptance by Crown Entity of employee benefits and other liabilities	—	41	45

Total Revenue	10,487	9,745	9,710

Net Result	21	512	200

Budget Estimates 2014-15	4 - 25

Mental Health Commission of New South Wales

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	2,048	1,865	1,996
Receivables	37	157	157

Total Current Assets	2,085	2,022	2,153

Non Current Assets
Property, plant and equipment -
Land and building	251	277	197
Plant and equipment	94	199	219
Intangibles	50	103	153

Total Non Current Assets	395	579	569

Total Assets	2,480	2,601	2,722

Liabilities
Current Liabilities
Payables	1,976	695	616
Provisions	44	90	90

Total Current Liabilities	2,020	785	706

Non Current Liabilities
Provisions	98	101	101

Total Non Current Liabilities	98	101	101

Total Liabilities	2,118	886	807

Net Assets	362	1,715	1,915

Equity
Accumulated funds	362	1,715	1,915

Total Equity	362	1,715	1,915

4 - 26	Budget Estimates 2014-15

Mental Health Commission of New South Wales

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	3,835	3,616	4,710
Grants and subsidies	4,290	3,055	3,601
Other	2,277	2,877	1,123

Total Payments	10,402	9,548	9,434

Receipts
Interest received	—	62	50
Grants and contributions	10,487	9,642	9,615
Other	—	426	—

Total Receipts	10,487	10,130	9,665

Net Cash Flows From Operating Activities	85	582	231

Cash Flows From Investing Activities
Purchases of property, plant and equipment	—	(193)	(50)
Other	—	(107)	(50)

Net Cash Flows From Investing Activities	—	(300)	(100)

Net Increase/(Decrease) in Cash	85	282	131

Opening Cash and Cash Equivalents	1,963	1,583	1,865

Closing Cash and Cash Equivalents	2,048	1,865	1,996

Cash Flow Reconciliation
Net result	21	512	200
Non cash items added back	85	120	110
Change in operating assets and liabilities	(21)	(50)	(79)

Net Cash Flows From Operating Activities	85	582	231

Budget Estimates 2014-15	4 - 27

5.	Planning and Environment Cluster

	Expenses			Capital Expenditure
Agency	2013-14 Revised $m	2014-15 Budget $m	Var. %	2013-14 Revised $m	2014-15 Budget $m	Var. %

Department of Planning and Environment
Service Group
Planning Strategies, Housing and Infrastructure	118.4	129.1	9.0	0.3	0.3	—
Planning Operations and Regional Delivery	106.4	71.4	(32.9)	0.3	0.3	—
Development Assessment, Systems and Approvals	57.9	55.0	(5.1)	10.5	21.8	107.9
Personnel Services	29.1	32.8	12.9	—	—	—
Cluster Grant Funding	—	1,019.9	N/A	—	—	—

Total	311.8	1,308.2	319.6	11.0	22.3	102.6

Environment Protection Authority
Service Group
Environment Protection Authority	128.1	141.6	10.5	2.2	3.8	77.5

Total	128.1	141.6	10.5	2.2	3.8	77.5

Environmental Trust
Service Group
Competitive Grants	24.6	62.8	155.7	—	—	—
Major Programs	32.3	39.9	23.3	—	—	—

Total	56.9	102.7	80.5	—	—	—

Office of Environment and Heritage (a)
Service Group
National Parks and Wildlife Services	230.0	461.5	100.7	28.5	38.9	36.5
Regional Operations and Heritage	201.0	492.3	144.9	1.2	3.8	227.1
Policy and Science	25.3	64.9	157.0	3.6	6.3	73.8
Personnel Services	20.0	54.2	171.3	—	—	—

Total	476.2	1,072.9	125.3	33.3	49.0	47.2

Office of Local Government (a)
Service Group
Capacity Building, Oversight and Provision of Advice for Local Government	11.1	38.3	246.4	0.1	0.1	—
Personnel Services	0.1	3.3	>999.9	—	—	—
Pensioner Rebate Scheme	—	78.5	N/A	—	—	—
Responsible Pet Ownership Program	2.3	8.3	266.9	—	—	—

Total	13.4	128.3	855.7	0.1	0.1	—

Royal Botanic Gardens and Domain Trust
Service Group
Science and Public Programs	11.0	11.5	4.1	0.6	2.4	310.7
Botanic Gardens and Parks	38.1	37.2	(2.2)	10.4	15.0	45.0

Total	49.1	48.7	(0.8)	10.9	17.5	59.5

Centennial Park and Moore Park Trust

Total	25.8	26.0	0.9	11.7	10.0	(14.8)

Budget Estimates 2014-15	5 - 1

Planning and Environment Cluster

	Expenses			Capital Expenditure
Agency	2013-14 Revised $m	2014-15 Budget $m	Var. %	2013-14 Revised $m	2014-15 Budget $m	Var. %

Historic Houses Trust of New South Wales

Total	26.2	26.9	3.0	3.5	3.3	(5.4)

Hunter Development Corporation

Total	32.0	112.2	250.3	—	—	—

Luna Park Reserve Trust

Total	1.9	1.9	—	—	—	—

Minister Administering the Environmental Planning and Assessment Act

Total	63.9	132.1	106.7	25.0	25.0	—

UrbanGrowth NSW Development Corporation

Total	27.5	37.3	35.4	1.3	4.4	250.0

Western Sydney Parklands Trust

Total	9.5	9.1	(4.0)	8.4	29.1	244.7

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 separated the Office of Environment and Heritage and the Office of Local Government from the Department of Premier and Cabinet. These offices’ financial indicators for 2013-14 reflect the revised estimates for the period 24 February 2014 to 30 June 2014 only. The 2014-15 Budget is reported for both offices.

5 - 2	Budget Estimates 2014-15

Planning and Environment Cluster

Introduction

The newly created Planning and Environment cluster brings together the functions delivered by the re-named Department of Planning and Environment (previously Department of Planning and Infrastructure) with those of the Office of Environment and Heritage and the Office of Local Government. The purpose of this new cluster is to support the creation of strong communities and to protect the State’s unique natural environment and heritage. Combining these functions in one cluster will enable more effective policy co-ordination, assist with streamlining decision making in local government and support the delivery of sustainable growth.1

The Planning and Environment cluster is the lead agency for achieving the following NSW 2021 goals.

•	build liveable centres

•	restore confidence and integrity in the planning system

•	protect our natural environment.

It is also the co-lead for the NSW 2021 goal to increase opportunities for people to look after their own neighbourhoods and environments and restore trust in state and local government as a service provider.

The cluster is responsible for:

•	driving the economic development and sustainable growth of NSW through integrated land-use and infrastructure planning and approvals

•	protecting, celebrating and sharing our State’s heritage (both Aboriginal and historic)

•	effective environmental management and regulation throughout the state

•	oversight and improvement in the practice, processes and outcomes of the $10 billion local government sector, which employs 45 000 people and manages $134 billion worth of assets.

The Planning and Environment cluster ensures sustainable growth by:

•	coordinating the delivery of infrastructure as an integrated part of growth planning

•	developing and applying land use strategies and plans

•	assessing and determining State-Significant Development and Infrastructure

•	providing the population projections across NSW that government agencies use to inform service delivery

•

partnering with local communities, business and industry to ensure vibrant natural assets for the health and prosperity of New South Wales and to protect and celebrate NSW’s Aboriginal and historic heritage

[1]

The Office of Environment and Heritage and the Office of Local Government were presented as part of the Department of Premier and Cabinet cluster in last year’s Budget. The Department of Planning and Infrastructure formed its own sub-cluster within the overall Department of Premier and Cabinet cluster in last year’s Budget.

Budget Estimates 2014-15	5 - 3

Planning and Environment Cluster

•	supporting economic development without devaluing the environment, promoting good waste management and resource efficiency and building resilience for future environmental challenges

•	encouraging communities to enjoy their parks, gardens, houses and zoos and value their local environment

•	reducing the infrastructure backlog of local councils

•	improving the financial sustainability and capacity of local councils

•	enhancing the working relationship between local councils and the State under the Intergovernmental Agreement.

Services

The cluster’s key services are:

Delivering Sustainable Growth

•

supporting local strategy development, coordinating major urban renewal initiatives, developing and reviewing policies and laws, partnering with councils to implement statutory development proposals and continuously improving the planning system

•	facilitating private sector investment in projects that contribute to economic growth, employment and residential, commercial and industrial opportunities in the Hunter and Central Coast regions

•	setting strategies for housing development, investment and land release, and coordinating infrastructure

•	acquiring and providing land for regional open space and infrastructure, such as transport corridors.

5 - 4	Budget Estimates 2014-15

Planning and Environment Cluster

Protecting our Environment and Heritage

•	promoting, protecting and sharing Aboriginal culture and heritage and conserving, revitalising, caring for and enjoying NSW’s historic heritage

•	conserving and caring for national parks and reserves, biodiversity and threatened species

•

supporting economic development by promoting sustainable industries, tourism in protected areas, access to natural resources without devaluing the environment and building resilience to environmental hazards and risks

•	leading business and the community to improve environment performance, manage waste and deliver environmental protection measures that enhance public health and safety.

Strengthening Local Government

•

implementing the government response to the Independent Local Government Review and the Local Government Acts Taskforce to support, encourage and enable councils to create stronger communities through financial sustainability, better services and infrastructure, effective leadership and good governance, fit for purpose councils, and improved State-Local relations

•	encouraging councils to invest in local infrastructure by providing an interest subsidy under the Local Infrastructure Renewal Scheme to reduce the local infrastructure backlog

•	implementing the government response to the Companion Animals Taskforce to reduce the risk of dog attacks; increase registration, reduce euthanasia and increase rehoming of cats and dogs

•	improving safety of young children around swimming pools to reduce the risk of drowning and near drowning.

The Planning and Environment cluster also provides personnel services to the Centennial Park and Moore Park Trust, Central Coast Regional Development Corporation, Environmental Trust, Historic Houses Trust of New South Wales, Hunter Development Corporation, Jenolan Caves Reserve Trust, Parramatta Park Trust, Royal Botanic Gardens and Domain Trust, Sydney Harbour Foreshore Authority, Zoological Parks Board of New South Wales and Western Sydney Parklands Trust.

Budget Estimates 2014-15	5 - 5

Planning and Environment Cluster

2014-15 Budget Highlights

In 2014-15, the cluster’s key initiatives will include:

Delivering Sustainable Growth

•	$60 million allocated to local councils to deliver essential infrastructure to support new housing development under the Local Infrastructure Growth Scheme

•

$12 million of grants to local authorities to upgrade local infrastructure and create high-quality urban environments within nominated Urban Activation Precincts. A further $50 million will be spent on phase 2 of this program

•	$43 million to fund development and associated costs, including an interim facility at Glebe Island, for the Sydney International Convention, Exhibition and Entertainment Precinct project

•	$42 million from the Hunter Infrastructure and Investment Fund to provide economic and social infrastructure that will support economic growth and maintain and enhance the liveability of the Hunter

•	$25 million from the Hunter Infrastructure and Investment Fund to support the development of University of Newcastle’s city campus and the NeW Space project in Newcastle’s CBD

•	$11 million for planning reform

•

$8.5 million for the Planning Assessment Commission and Joint Regional Planning Panels to deliver a robust and independent system for assessing state and regionally significant developments during the transition to a new planning system

•	$4.2 million to UrbanGrowth NSW to deliver projects to support housing at North Kellyville and Green Square as part of Round 2 of the Housing Acceleration Fund.

Protecting our Environment and Heritage

•

$250 million for residential renewable energy and energy efficiency programs including $205 million towards the cost of the Solar Bonus Scheme and $32 million towards improving the energy productivity and competitiveness of the NSW economy

•

$142 million for operating a modern and independent Environment Protection Authority to deliver measures to protect the environment, public health and safety and to implement waste reforms and programs

•

$103 million for the Environmental Trust to increase opportunities for the community, industry and agencies to look after and protect their environment through restoration, research, education and support programs

•	$102 million for public parklands and gardens throughout the State for community enjoyment, scientific research, education, and sport, recreation, leisure and cultural experiences

•	$51 million to conserve, celebrate and enjoy NSW’s unique Aboriginal and historic heritage

•	$39 million for managing fire risk in national parks and reserves

5 - 6	Budget Estimates 2014-15

Planning and Environment Cluster

•	$38 million to manage pest animals and weeds in national parks and reserves

•	$29 million to support Local Land Services for regionally based biodiversity conservation, threatened species, Aboriginal cultural heritage and native vegetation management programs

•	$26 million to help local councils prepare and implement coastal and floodplain management plans and for works to restore and protect coastal and estuarine environments.

Strengthening Local Government

•	$79 million for the pensioner rebate scheme to assist pensioners meet the cost of council rates

•	$18 million under the Infrastructure Backlog Policy to support councils to invest in local infrastructure and reduce the local infrastructure backlog.

Cluster Capital Expenditure

The cluster’s capital expenditure in 2014-15 will include:

•	$22 million capital expenditure to continue developing the ePlanning system in support of a streamlined and more efficient planning system

•	$10 million for developing the Biome Stage 1 in the Royal Botanic Gardens

•	$8.3 million contribution for three projects to improve Parramatta Park Trust precincts with a total capital expenditure of $12.5 million

•	$2.7 million for upgrading the Environment Protection Authority information technology systems including enhancing online licensing and mobile workforce capability

•

$1.7 million towards a digital platform for the sharing of information and tools to improve the energy productivity of the business sector, reduce bill stress for households and make government energy usage and efficiency data publicly accessible.

Budget Estimates 2014-15	5 - 7

Department of Planning and Environment

Service Group Statements

Planning Strategies, Housing and Infrastructure

Service description:	This service group covers the delivery of strategic zoned (and where applicable, serviced) land for housing and employment, including strategic planning and coordination of infrastructure provision into land supply and land release programs. The service group also prepares, monitors and updates the Metropolitan Plan and regional strategies.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Regional and sub-regional strategies completed	no.	n.a.	0	3	0	3
Regional and sub-regional infrastructure plans completed	no.	n.a.	n.a.	n.a.	n.a.	3
Urban Activation Precincts completed	no.	N/A	N/A	N/A	3	6
Land Release Precincts completed	no.	n.a.	n.a.	n.a.	3	7

Employees:	FTE	139	154	163	175	169

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	127,023	118,410	129,095
Total expenses include the following:
Employee related	25,668	26,776	26,226
Other operating expenses	12,071	9,072	11,849
Grants and subsidies	88,225	81,342	90,425

Capital Expenditure	775	271	271

5 - 8	Budget Estimates 2014-15

Department of Planning and Environment

Planning Operations and Regional Delivery

Service description:	This service group is responsible for preparing regional and sub-regional plans and strategies to ensure housing and employment targets are met. The group is also responsible for working with local councils on the preparation and implementation of local environmental plans, rezoning and other statutory planning instruments.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Local councils preparing new comprehensive LEPs:
Commenced	no.	9	5	0	0	0
On exhibition	no.	44	28	8	11	0
Gazetted	no.	33	48	17	39	6
Planning proposals (rezoning):
Gateway determinations (a)
Issued	no.	249	321	n.a.	340	360
Gazetted	no.	187	186	n.a.	273	300
New State Planning Policies	no.	N/A	N/A	N/A	N/A	8
Streamlining development through increased Exempt and Complying Code take up	no.	N/A	N/A	N/A	3	3

Employees:	FTE	180	171	171	181	168

(a)	Gateway determinations is a new service measure and reports 2011-12 and 2012-13 data already in the public domain.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	124,186	106,413	71,428
Total expenses include the following:
Employee related	26,937	27,697	23,237
Other operating expenses	12,649	6,052	10,865
Grants and subsidies (a)	84,062	72,198	37,157

Capital Expenditure	3,813	270	270

(a)	The variation between the 2013-14 Revised and the 2014-15 Budget for the Grants and Subsidies item is due to the reallocation of grants to agencies. These grants have been transferred to the Cluster Grant Funding program to improve transparency - see page 5-11.

Budget Estimates 2014-15	5 - 9

Department of Planning and Environment

Development Assessment, Systems and Approvals

Service description:	This service group covers timely and efficient delivery of assessment and decision making for development and infrastructure projects of State significance, including whole-of-government leadership in the administration of environmental impact assessment and development approvals. It involves managing development and building controls, and the associated regulatory and operational aspects, to ensure ongoing reform and best practice. It is also responsible for the ongoing administration of the Joint Regional Planning Panels.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Applications lodged (a)	no.	408	407	450	370	400
Development and infrastructure applications determined (a)	no.	411	430	470	290	320
Determination of development and infrastructure applications within 4 months (b)%		100	92	85	85	85
Complaint investigations against accredited certifiers	no.	105	103	110	102	160

Employees:	FTE	189	245	196	249	241

(a)	Lodgement and determination data includes SSD, SSI, Part 3A, Part 4 projects and modifications thereof.
(b)	Performance benchmark established in the NSW 2021 Plan. Data includes SSD and SSI projects only.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	49,179	57,915	54,986
Total expenses include the following:
Employee related	30,790	37,854	35,652
Other operating expenses	14,472	16,297	14,644
Grants and subsidies	3,300	3,300	3,300

Capital Expenditure	930	10,474	21,774

(a)	The increase in 2013-14 Revised Total Expenses compared to 2013-14 Budget relates to a reallocation of some expenses from the Planning Strategies and Planning Operations service groups to this service group. The increase is partially offset by lower spending on planning reforms.

5 - 10	Budget Estimates 2014-15

Department of Planning and Environment

Personnel Services

Service description:	This service group covers personnel services that are provided to the Hunter Development Corporation, Central Coast Regional Development Corporation and the Sydney Harbour Foreshore Authority.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Employees:

Hunter Development Corporation	FTE	18	19	19	16	19
Central Coast Regional Development Corporation	FTE	7	10	12	8	8
Sydney Harbour Foreshore Authority (a)	FTE	231	223	211	209	214

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	28,457	29,050	32,785
Total expenses include the following:
Employee related	28,457	29,050	32,785

(a)	Under the Government Sector Employment Act 2013, the 2014-15 Budget for Employee related expenses now includes Sydney Harbour Foreshore Authority’s casual staff. These staff are not expected to be employed on 30 June 2015 which is the relevant date for the 2014-15 employee forecast.

Cluster Grant Funding

Service description:	This service group covers the provision of grant funding to all agencies within the Planning and Environment cluster.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	—	—	1,019,866
Grants and subsidies	—	—	1,019,866
Centennial Park and Moore Park Trust	—	—	5,896
Environment Protection Authority	—	—	115,061
Environmental Trust	—	—	100,288
Historic Houses Trust of New South Wales	—	—	20,039
Hunter Development Corporation	—	—	67,297
Minister Administering the Environmental Planning and Assessment Act	—	—	5,034
Office of Environment and Heritage	—	—	494,398
Office of Local Government	—	—	116,582
Royal Botanical Gardens and Domain Trust	—	—	34,411
Sydney Harbour Foreshore Authority	—	—	43,245
UrbanGrowth NSW	—	—	4,200
UrbanGrowth NSW Development Corporation	—	—	9,271
Western Sydney Parkland Trust	—	—	4,144

Budget Estimates 2014-15	5 - 11

Department of Planning and Environment

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	111,852	121,377	117,900
Other operating expenses	39,192	31,421	37,358
Depreciation and amortisation	1,668	1,300	1,668
Grants and subsidies	175,587	156,840	1,150,748
Finance costs	546	850	486

TOTAL EXPENSES EXCLUDING LOSSES	328,845	311,788	1,308,160

Revenue
Recurrent appropriation	196,853	190,608	1,153,403
Capital appropriation	4,870	4,870	21,667
Sales of goods and services	68,327	65,171	73,997
Investment revenue	707	600	723
Grants and contributions	37,074	50,109	44,988
Acceptance by Crown Entity of employee benefits and other liabilities	3,817	7,864	3,912
Other revenue	9,437	10,105	9,511

Total Revenue	321,085	329,327	1,308,201

Net Result	(7,760)	17,539	41

5 - 12	Budget Estimates 2014-15

Department of Planning and Environment

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	26,808	47,015	20,977
Receivables	43,500	39,342	39,371

Total Current Assets	70,308	86,357	60,348

Non Current Assets
Property, plant and equipment -
Land and building	11,581	8,542	8,542
Plant and equipment	1,577	1,475	1,942
Intangibles	2,959	12,127	32,307

Total Non Current Assets	16,117	22,144	42,791

Total Assets	86,425	108,501	103,139

Liabilities
Current Liabilities
Payables	10,469	12,363	12,363
Provisions	27,481	32,528	28,714

Total Current Liabilities	37,950	44,891	41,077

Non Current Liabilities
Borrowings at amortised cost	10,092	11,412	9,823
Provisions	1,160	10,690	10,690

Total Non Current Liabilities	11,252	22,102	20,513

Total Liabilities	49,202	66,993	61,590

Net Assets	37,223	41,508	41,549

Equity
Reserves	111	73	73
Accumulated funds	37,112	41,435	41,476

Total Equity	37,223	41,508	41,549

Budget Estimates 2014-15	5 - 13

Department of Planning and Environment

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	108,550	99,772	114,487
Grants and subsidies	147,917	145,840	1,123,148
Finance costs	546	850	486
Other	36,311	24,803	41,107

Total Payments	293,324	271,265	1,279,228

Receipts
Recurrent appropriation	196,853	190,608	1,153,403
Capital appropriation	4,870	4,870	21,667
Sale of goods and services	65,012	61,856	73,968
Interest received	707	600	723
Grants and contributions	6,133	10,596	6,133
Other	13,142	38,182	21,200

Total Receipts	286,717	306,712	1,277,094

Net Cash Flows From Operating Activities	(6,607)	35,447	(2,134)

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(3,812)	(812)	(812)
Other	(1,706)	(10,203)	(21,503)

Net Cash Flows From Investing Activities	(5,518)	(11,015)	(22,315)

Cash Flows From Financing Activities
Repayment of borrowings and advances	(1,245)	(8,567)	(1,589)

Net Cash Flows From Financing Activities	(1,245)	(8,567)	(1,589)

Net Increase/(Decrease) in Cash	(13,370)	15,865	(26,038)

Opening Cash and Cash Equivalents	40,178	31,150	47,015

Closing Cash and Cash Equivalents	26,808	47,015	20,977

Cash Flow Reconciliation
Net result	(7,760)	17,539	41
Non cash items added back	1,668	1,300	1,668
Change in operating assets and liabilities	(515)	16,608	(3,843)

Net Cash Flows From Operating Activities	(6,607)	35,447	(2,134)

5 - 14	Budget Estimates 2014-15

Environment Protection Authority

Service Group Statements

Environment Protection Authority

Service description:	This service group delivers credible, targeted and cost-effective regulatory services for environmental protection. It implements market-based programs, provides audit and enforcement programs, and emergency services designed to reduce environmental impacts. It works closely with industry and local government to encourage proactive compliance with environmental regulations and implementation of waste programs.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Contaminated Sites Remediated (cumulative)	no.	107	116	125	125	135
Number of Pollution Reduction Programs Issued (annual) (a)	no.	398	332	400	250	298
Waste Tonnages Disposed to Landfill Within the Greater Metropolitan Region (annual)	tonnes	5,600,000	5,363,000	5,480,500	5,196,000	5,040,000
EPA Website (annual) (b)	no.	n.a.	546,000	640,000	720,000	800,000

Employees: (c)	FTE	395	399	412	417	450

(a)	The number of Pollution Reduction Programs commenced in 2013-14 is less than the previously forecasted levels as alternative actions have been taken to deal with significant environmental issues, under the EPA’s Compliance Policy.
(b)	Prior to 25 June 2013, the EPA website was housed within the Office of Environment and Heritage’s website.
(c)	Waste program funding, Coal Seam Gas initiatives and risk based licensing activities contributed to the change in FTE for 2014-15 from the previous year.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	137,669	128,083	141,571
Total expenses include the following:
Employee related	56,773	56,749	58,677
Other operating expenses	51,451	45,339	52,626
Grants and subsidies	28,744	25,294	29,220

Capital Expenditure	3,384	2,163	3,840

Budget Estimates 2014-15	5 - 15

Environment Protection Authority

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	56,773	56,749	58,677
Other operating expenses	51,451	45,339	52,626
Depreciation and amortisation	701	701	1,048
Grants and subsidies	28,744	25,294	29,220

TOTAL EXPENSES EXCLUDING LOSSES	137,669	128,083	141,571

Revenue
Sales of goods and services	225	405	255
Investment revenue	150	750	700
Retained taxes, fees and fines	60	17,320	18,160
Grants and contributions	135,727	107,353	119,934
Acceptance by Crown Entity of employee benefits and other liabilities	3,322	3,446	3,406
Other revenue	155	494	300

Total Revenue	139,639	129,768	142,755

Other gains/(losses)	—	(3)	—

Net Result	1,970	1,682	1,184

5 - 16	Budget Estimates 2014-15

Environment Protection Authority

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	4,703	7,053	5,365
Receivables	158	2,380	2,380

Total Current Assets	4,861	9,433	7,745

Non Current Assets
Property, plant and equipment -
Land and building	4,716	4,616	4,509
Plant and equipment	734	734	565
Intangibles	3,021	1,738	4,806

Total Non Current Assets	8,471	7,088	9,880

Total Assets	13,332	16,521	17,625

Liabilities
Current Liabilities
Payables	4,104	6,583	6,583
Provisions	5,885	5,871	5,791

Total Current Liabilities	9,989	12,454	12,374

Non Current Liabilities
Provisions	86	85	85

Total Non Current Liabilities	86	85	85

Total Liabilities	10,075	12,539	12,459

Net Assets	3,257	3,982	5,166

Equity
Reserves	906	892	892
Accumulated funds	2,351	3,090	4,274

Total Equity	3,257	3,982	5,166

Budget Estimates 2014-15	5 - 17

Environment Protection Authority

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	53,533	53,385	55,351
Grants and subsidies	28,744	25,294	29,220
Other	51,451	45,309	52,626

Total Payments	133,728	123,988	137,197

Receipts
Sale of goods and services	225	17,602	18,355
Interest received	150	750	700
Grants and contributions	135,417	106,223	119,434
Other	525	1,929	860

Total Receipts	136,317	126,504	139,349

Net Cash Flows From Operating Activities	2,589	2,516	2,152

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(50)	(50)	(50)
Other	(3,334)	(2,113)	(3,790)

Net Cash Flows From Investing Activities	(3,384)	(2,163)	(3,840)

Net Increase/(Decrease) in Cash	(795)	353	(1,688)

Opening Cash and Cash Equivalents	5,498	6,700	7,053

Closing Cash and Cash Equivalents	4,703	7,053	5,365

Cash Flow Reconciliation
Net result	1,970	1,682	1,184
Non cash items added back	701	701	1,048
Change in operating assets and liabilities	(82)	133	(80)

Net Cash Flows From Operating Activities	2,589	2,516	2,152

5 - 18	Budget Estimates 2014-15

Environmental Trust

Service Group Statements

Competitive Grants

Service description:	This service group covers grant funding to community groups, schools, Aboriginal organisations, industry, research bodies, and state and local government agencies to undertake restoration and rehabilitation, education, research and waste management initiatives.

	Units		2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Grants awarded		no.	163	178	310	297	419
Funding provided (a)	$	m	15.2	11.3	40.4	23.1	61.3

(a)	The level and split of environmental funding delivered through the Trust varies with operational need.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	41,947	24,578	62,841
Other operating expenses	1,594	1,523	1,550
Grants and subsidies	40,353	23,055	61,291

Major Programs

Service description:	This service group covers grant funding to government agencies and other groups for programs addressing key environmental initiatives and government priorities.

	Units		2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast
Service measures:

Grants awarded		no.	30	37	24	26	32
Funding provided (a)	$	m	44.9	26.5	38.2	30.8	38.3

(a)	The level and split of environmental funding delivered through the Trust varies with operational need.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	39,734	32,323	39,851
Other operating expenses	1,512	1,503	1,550
Grants and subsidies	38,222	30,820	38,301

Budget Estimates 2014-15	5 - 19

Environmental Trust

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	3,106	3,026	3,100
Grants and subsidies	78,575	53,875	99,592

TOTAL EXPENSES EXCLUDING LOSSES	81,681	56,901	102,692

Revenue
Investment revenue	1,173	1,173	1,173
Grants and contributions	76,327	52,347	100,288
Other revenue	3,500	2,700	300

Total Revenue	81,000	56,220	101,761

Net Result	(681)	(681)	(931)

5 - 20	Budget Estimates 2014-15

Environmental Trust

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	19,066	18,925	17,767
Receivables	1,587	876	1,293

Total Current Assets	20,653	19,801	19,060

Total Assets	20,653	19,801	19,060

Liabilities
Current Liabilities
Payables	2,532	1,586	1,776

Total Current Liabilities	2,532	1,586	1,776

Non Current Liabilities
Total Liabilities	2,532	1,586	1,776

Net Assets	18,121	18,215	17,284

Equity
Accumulated funds	18,121	18,215	17,284

Total Equity	18,121	18,215	17,284

Budget Estimates 2014-15	5 - 21

Environmental Trust

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Grants and subsidies	78,575	53,875	99,592
Other	3,129	3,049	3,327

Total Payments	81,704	56,924	102,919

Receipts
Interest received	1,173	1,173	1,173
Grants and contributions	76,327	52,347	100,288
Other	3,523	2,723	300

Total Receipts	81,023	56,243	101,761

Net Cash Flows From Operating Activities	(681)	(681)	(1,158)

Net Increase/(Decrease) in Cash	(681)	(681)	(1,158)

Opening Cash and Cash Equivalents	19,747	19,606	18,925

Closing Cash and Cash Equivalents	19,066	18,925	17,767

Cash Flow Reconciliation
Net result	(681)	(681)	(931)
Change in operating assets and liabilities	—	—	(227)

Net Cash Flows From Operating Activities	(681)	(681)	(1,158)

5 - 22	Budget Estimates 2014-15

Office of Environment and Heritage

Service Group Statements

National Parks and Wildlife Services

Service description:	This service group manages, conserves and cares for over 7 million hectares of land within the national park system, conserving native plants, animals, ecosystems and Aboriginal and historic cultural heritage; managing and suppressing pests, weeds and fire; providing tourism, participation and visitation opportunities; and partnering with Aboriginal and broader communities.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Domestic visits to the park system	mill	35	36	36	36	36
Area of reserves covered by:
Plan of management (annual)	000 ha	5,852	5,946	6,700	6,100	6,300
Fire management strategy (annual)	000 ha	6,990	7,043	7,075	7,211	7,221
Regional pest management strategy	000 ha	7,097	7,155	7,155	7,211	7,221
Hazard reduction treatments in parks and reserves: (a)
Number (annual)	no.	1,434	916	800	868	800
Hectare (annual)	ha	49,094	135,000	135,000	70,000	135,000
Participation in Discovery community education programs:
Participants (annual)	no.	312,039	299,366	302,360	350,000	350,000
Satisfied (annual)%		98	98	98	98	98

Employees:	FTE	1,942	1,953	1,908	1,913	1,878

(a)	Revised forecast is dependent on weather conditions.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	—	229,960	461,525
Total expenses include the following:
Employee related	—	98,050	214,058
Other operating expenses	—	99,758	141,611
Grants and subsidies	—	1,083	12,418

Capital Expenditure	—	28,507	38,924

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 separated the Office of Environment and Heritage from the Department of Premier and Cabinet. The Office’s financial indicators for 2013-14 above reflect the revised estimates for the period 24 February to 30 June 2014 only. The 2014-15 Budget is reported for the Office.

Budget Estimates 2014-15	5 - 23

Office of Environment and Heritage

Regional Operations and Heritage

Service description:	This service group delivers integrated and customer-focused services (water and energy efficiency, sustainability, native vegetation, biodiversity, environment protection, environmental water management, compliance and enforcement, floodplain management, coastal protection, private land conservation, and Aboriginal and historic heritage) at the regional and local level to strengthen communities and partnerships across New South Wales.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Responses to major project developments (State significant developments and State significant infrastructure) within required time period	%	93	93	95	93	95
Visits to NSW environmental Websites (annual) (a)	thous	5,350	5,750	5,000	8,615	9,617
Repatriation to Aboriginal communities of Aboriginal remains and collections of cultural material:
Held under the National Parks and Wildlife Act 1974 (NPW Act) (annual)	no.	12	15	10	12	15
Held other than under the NPW Act (annual) (b)	no.	12	15	15	6	10

Employees: (c)	FTE	n.a.	593	579	582	567

(a)	Higher forecast from 2013-14 reflects significant improvements to the NSW environmental Websites.
(b)	This measure refers to items collected before 1970. Many of these are held in museums and universities in Australia and internationally. All other items collected after 1970 are held under the provision of the National Parks and Wildlife Act 1974.
(c)	This service group was formed in 2012-13. FTE data for prior reporting periods is not available.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	—	200,976	492,274
Total expenses include the following:
Employee related	—	24,996	76,831
Other operating expenses	—	33,365	86,418
Grants and subsidies	—	138,544	316,117

Capital Expenditure	—	1,153	3,771

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 separated the Office of Environment and Heritage from the Department of Premier and Cabinet. The Office’s financial indicators for 2013-14 above reflect the revised estimates for the period 24 February to 30 June 2014 only. The 2014-15 Budget is reported for the Office.

5 - 24	Budget Estimates 2014-15

Office of Environment and Heritage

Policy and Science

Service description:	This service group provides scientific evidence and knowledge underpinning environmental decision making, conservation, regulation and service delivery, including providing research, imagery, laboratory and analytical and decision support systems. It also provides policy advice and leads the review, development and coordination of strategic policy for the Office of Environment and Heritage.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Employees: (a)	FTE	n.a.	340	334	283	275

(a)	This service group was formed in 2012-13. FTE data for prior reporting period is not available.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	—	25,266	64,924
Total expenses include the following:
Employee related	—	13,568	40,348
Other operating expenses	—	7,301	15,775
Grants and subsidies	—	108	295

Capital Expenditure	—	3,631	6,310

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 separated the Office of Environment and Heritage from the Department of Premier and Cabinet. The Office’s financial indicators for 2013-14 above reflect the revised estimates for the period 24 February to 30 June 2014 only. The 2014-15 Budget is reported for the Office.

Budget Estimates 2014-15	5 - 25

Office of Environment and Heritage

Personnel Services

Service description:	This service group covers personnel services to selected agencies. Personnel services are provided to the Centennial Park and Moore Park Trust, Historic Houses Trust of New South Wales, Parramatta Park Trust, Royal Botanic Gardens and Domain Trust, Western Sydney Parklands Trust and Zoological Parks Board of New South Wales.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Employees:

Centennial Park and Moore Park Trust	FTE	68	67	67	66	58
Historic Houses Trust of New South Wales	FTE	180	169	167	166	169
Parramatta Park Trust	FTE	8	6	11	11	11
Royal Botanic Gardens and Domain Trust	FTE	284	263	259	267	251
Western Sydney Parklands Trust	FTE	13	13	15	15	15
Zoological Parks Board of New South Wales (a)	FTE	n.a.	n.a.	n.a.	530	541

(a)	From 24 February 2014, this service group includes Zoological Parks Board of New South Wales.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	—	19,978	54,210
Total expenses include the following:
Employee related	—	19,978	54,210

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 separated the Office of Environment and Heritage from the Department of Premier and Cabinet. The Office’s financial indicators for 2013-14 above reflect the revised estimates for the period 24 February to 30 June 2014 only. The 2014-15 Budget is reported for the Office.

5 - 26	Budget Estimates 2014-15

Office of Environment and Heritage

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	—	156,592	385,447
Other operating expenses	—	140,424	243,804
Depreciation and amortisation	—	35,247	102,163
Grants and subsidies	—	139,735	328,830
Finance costs	—	4,182	12,689

TOTAL EXPENSES EXCLUDING LOSSES	—	476,180	1,072,933

Revenue
Sales of goods and services	—	38,413	117,068
Investment revenue	—	2,116	7,796
Retained taxes, fees and fines	—	561	3,429
Grants and contributions	—	283,911	860,545
Acceptance by Crown Entity of employee benefits and other liabilities	—	8,165	21,629
Other revenue	—	18,785	30,846

Total Revenue	—	351,951	1,041,313

Gain/(loss) on disposal of non current assets	—	(843)	(840)
Other gains/(losses)	—	(55)	(100)

Net Result	—	(125,127)	(32,560)

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 separated the Office of Environment and Heritage from the Department of Premier and Cabinet. The Office’s financial indicators for 2013-14 above reflect the revised estimates for the period 24 February to 30 June 2014 only. The 2014-15 Budget is reported for the Office.

Budget Estimates 2014-15	5 - 27

Office of Environment and Heritage

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	—	236,438	240,021
Receivables	—	71,490	71,490
Other financial assets	—	17	17
Inventories	—	707	707

Total Current Assets	—	308,652	312,235

Non Current Assets
Property, plant and equipment -
Land and building	—	2,223,474	2,220,185
Plant and equipment	—	66,567	65,622
Infrastructure systems	—	1,478,395	1,427,164
Intangibles	—	190,945	192,117

Total Non Current Assets	—	3,959,381	3,905,088

Total Assets	—	4,268,033	4,217,323

Liabilities
Current Liabilities
Payables	—	150,194	150,194
Borrowings at amortised cost	—	21,743	52,624
Provisions	—	41,733	41,733
Other	—	71	71

Total Current Liabilities	—	213,741	244,622

Non Current Liabilities
Borrowings at amortised cost	—	254,061	205,030
Provisions	—	7,455	7,455

Total Non Current Liabilities	—	261,516	212,485

Total Liabilities	—	475,257	457,107

Net Assets	—	3,792,776	3,760,216

Equity
Reserves	—	108,220	108,220
Accumulated funds	—	3,684,556	3,651,996

Total Equity	—	3,792,776	3,760,216

5 - 28	Budget Estimates 2014-15

Office of Environment and Heritage

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	—	140,684	363,818
Grants and subsidies	—	139,735	328,830
Finance costs	—	1,378	3,810
Other	—	168,951	250,504

Total Payments	—	450,748	946,962

Receipts
Sale of goods and services	—	37,568	134,373
Interest received	—	(2,739)	7,796
Retained taxes, fees and fines	—	675	—
Grants and contributions	—	267,932	858,995
Other	—	41,626	24,420

Total Receipts	—	345,062	1,025,584

Net Cash Flows From Operating Activities	—	(105,686)	78,622

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	489	995
Purchases of property, plant and equipment	—	(30,136)	(38,084)
Other	—	405,161	(10,921)

Net Cash Flows From Investing Activities	—	375,514	(48,010)

Cash Flows From Financing Activities
Proceeds from borrowings and advances	—	1,910	3,371
Repayment of borrowings and advances	—	(35,300)	(30,400)

Net Cash Flows From Financing Activities	—	(33,390)	(27,029)

Net Increase/(Decrease) in Cash	—	236,438	3,583

Opening Cash and Cash Equivalents	—	—	236,438

Closing Cash and Cash Equivalents	—	236,438	240,021

Cash Flow Reconciliation
Net result	—	(125,127)	(32,560)
Non cash items added back	—	22,451	110,342
Change in operating assets and liabilities	—	(3,010)	840

Net Cash Flows From Operating Activities	—	(105,686)	78,622

Budget Estimates 2014-15	5 - 29

Office of Local Government

Service Group Statements

Capacity Building, Oversight and Provision of Advice for Local Government

Service description:	This service group covers programs, resources, policy, guidelines and information provided to strengthen the capacity of local government to meet community needs.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Promoting Better Practice
Program reviews undertaken	no.	12	12	16	12	23

Employees:	FTE	61	62	63	62	62

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	—	11,055	38,291
Total expenses include the following:	—
Employee related	—	2,306	8,621
Other operating expenses	—	3,611	4,090
Grants and subsidies	—	5,040	25,404

Capital Expenditure	—	82	145

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 transferred the functions of the Office of Local Government from the Department of Premier and Cabinet to a standalone agency. The financial indicators for 2013-14 reflect the revised estimates for the period 24 February to 30 June 2014 only.

5 - 30	Budget Estimates 2014-15

Office of Local Government

Personnel Services

Service description:	This service group covers personnel services to the Lord Howe Island Board.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Employees:

Lord Howe Island Board	FTE	39	42	44	42	42

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	—	123	3,295
Total expenses include the following:
Employee related	—	123	3,295

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 transferred the functions of the Office of Local Government from the Department of Premier and Cabinet to a standalone agency. The financial indicators for 2013-14 reflect the revised estimates for the period 24 February to 30 June 2014 only.

Budget Estimates 2014-15	5 - 31

Office of Local Government

Pensioner Rebate Scheme

Service description:	This service group covers the Pensioner Rebate Scheme, which provides rebates to local councils of up to 55 per cent of concessions to eligible pensioners for council rates.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Rebate claims processed	no.	155	156	156	156	156

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	—	—	78,500
Grants and subsidies	—	—	78,500

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 transferred the functions of the Office of Local Government from the Department of Premier and Cabinet to a standalone agency. The financial indicators for 2013-14 reflect the revised estimates for the period 24 February to 30 June 2014 only.

Responsible Pet Ownership Program

Service description:	This service group covers the Responsible Pet Ownership Program (formerly known as the Companion Animals Program). The program regulates the ownership, care and management of cats and dogs by maintaining a registration system and promoting their care and management.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Cat and dog registrations	no.	106,599	104,331	106,000	106,000	106,000

Employees:	FTE	4	4	4	6	5

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	—	2,251	8,259
Total expenses include the following:
Employee related	—	243	657
Other operating expenses	—	2,008	7,602

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 transferred the functions of the Office of Local Government from the Department of Premier and Cabinet to a standalone agency. The financial indicators for 2013-14 reflect the revised estimates for the period 24 February to 30 June 2014 only.

5 - 32	Budget Estimates 2014-15

Office of Local Government

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	—	2,672	12,573
Other operating expenses	—	5,619	11,692
Depreciation and amortisation	—	98	176
Grants and subsidies	—	5,040	103,904

TOTAL EXPENSES EXCLUDING LOSSES	—	13,429	128,345

Revenue
Sales of goods and services	—	124	3,295
Investment revenue	—	246	344
Retained taxes, fees and fines	—	2,162	7,408
Grants and contributions	—	10,906	116,582
Acceptance by Crown Entity of employee benefits and other liabilities	—	66	327

Total Revenue	—	13,504	127,956

Net Result	—	75	(389)

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 transferred the functions of the Office of Local Government from the Department of Premier and Cabinet to a standalone agency. The financial indicators for 2013-14 reflect the revised estimates for the period 24 February to 30 June 2014 only.

Budget Estimates 2014-15	5 - 33

Office of Local Government

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	—	2,382	2,024
Receivables	—	1,622	1,622

Total Current Assets	—	4,004	3,646

Non Current Assets
Property, plant and equipment -
Plant and equipment	—	103	89
Intangibles	—	115	98

Total Non Current Assets	—	218	187

Total Assets	—	4,222	3,833

Liabilities
Current Liabilities
Payables	—	1,747	1,747
Provisions	—	1,030	1,030

Total Current Liabilities	—	2,777	2,777

Non Current Liabilities
Provisions	—	363	363

Total Non Current Liabilities	—	363	363

Total Liabilities	—	3,140	3,140

Net Assets	—	1,082	693

Equity
Accumulated funds	—	1,082	693

Total Equity	—	1,082	693

5 - 34	Budget Estimates 2014-15

Office of Local Government

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	—	2,607	12,246
Grants and subsidies	—	5,040	103,904
Other	—	5,618	11,692

Total Payments	—	13,265	127,842

Receipts
Sale of goods and services	—	124	3,295
Interest received	—	246	344
Grants and contributions	—	10,906	116,582
Other	—	2,162	7,408

Total Receipts	—	13,438	127,629

Net Cash Flows From Operating Activities	—	173	(213)

Cash Flows From Investing Activities
Purchases of property, plant and equipment	—	—	(105)
Other	—	2,209	(40)

Net Cash Flows From Investing Activities	—	2,209	(145)

Net Increase/(Decrease) in Cash	—	2,382	(358)

Opening Cash and Cash Equivalents	—	—	2,382

Closing Cash and Cash Equivalents	—	2,382	2,024

Cash Flow Reconciliation
Net result	—	75	(389)
Non cash items added back	—	98	176

Net Cash Flows From Operating Activities	—	173	(213)

Budget Estimates 2014-15	5 - 35

Royal Botanic Gardens and Domain Trust

Service Group Statements

Science and Public Programs

Service description:	This service group covers research of plant diversity, cultivation and pathology; informing and contributing to flora, vegetation and biodiversity conservation policies; enhancing and maintaining the State collection of preserved plants and NSW Seedbank; designing and delivering plant-related programs for visitors and outreach groups and delivering volunteer programs.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Research projects funded by external grants	no.	16	27	25	24	25
Total participants in:
School and public education programs (a)	no.	75,151	39,240	39,240	39,522	42,000
Proportion of education program participants in Aboriginal programs	%	8.0	18.0	12.5	10.7	12.0
Trust articles in peer-reviewed scientific publications, articles and presentations for scientific and general audiences (b)	no.	162	122	115	105	110

(a)	The 2011-12 Actual figure which has been reported in previous Budget Papers was incorrect due to calculation error, the lower figures from 2012-13 reflect correction of that error.
(b)	Publications are revised and 2014-15 Forecast is lower than previously forecast due to recruitment need in 2014-15.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	19,792	11,019	11,473
Total expenses include the following:
Employee related	—	249	112
Other operating expenses	16,450	8,919	9,515
Grants and subsidies	—	67	—

Capital Expenditure	8,016	596	2,448

5 - 36	Budget Estimates 2014-15

Royal Botanic Gardens and Domain Trust

Botanic Gardens and Parks

Service description:	This service group covers managing, making accessible and interpreting the landscapes and living collections of plants in the botanic gardens; maintaining conservation collections; conserving and interpreting the Aboriginal and cultural heritage of the botanic gardens and making Trust sites available for community events, commercial events, sport and recreation.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Visits to Botanic Gardens	mill	4.0	4.5	4.7	4.6	4.7
Visitors to Trust estates satisfied with facilities, services and programs	%	92	96	95	95	95
Total water use for irrigation from non-potable sources at the Australian Botanic Garden, Mount Annan	%	60	60	60	60	60
Reduction in use of potable water at the Royal Botanic Garden, Sydney since 2001-02%		80.9	69.4	50.0	45.0	50.0

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	26,847	38,061	37,209
Total expenses include the following:
Employee related	—	861	388
Other operating expenses	22,231	30,360	30,459
Grants and subsidies	—	233	—

Capital Expenditure	11,070	10,351	15,008

Budget Estimates 2014-15	5 - 37

Royal Botanic Gardens and Domain Trust

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	—	1,110	500
Other operating expenses	38,681	39,279	39,974
Depreciation and amortisation	7,958	8,391	8,208
Grants and subsidies	—	300	—

TOTAL EXPENSES EXCLUDING LOSSES	46,639	49,080	48,682

Revenue
Sales of goods and services	12,547	12,377	12,512
Investment revenue	170	170	174
Retained taxes, fees and fines	1,200	1,300	1,200
Grants and contributions	42,837	36,734	40,482
Other revenue	660	789	423

Total Revenue	57,414	51,370	54,791

Gain/(loss) on disposal of non current assets	—	45	—

Net Result	10,775	2,335	6,109

5 - 38	Budget Estimates 2014-15

Royal Botanic Gardens and Domain Trust

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	4,616	8,901	5,763
Receivables	1,510	1,580	1,580
Inventories	164	142	142

Total Current Assets	6,290	10,623	7,485

Non Current Assets
Property, plant and equipment -
Land and building	281,435	273,740	279,989
Plant and equipment	45,233	44,805	44,544
Infrastructure systems	59,545	58,970	62,020
Intangibles	—	—	210

Total Non Current Assets	386,213	377,515	386,763

Total Assets	392,503	388,138	394,248

Liabilities
Current Liabilities
Payables	2,978	4,637	4,688
Provisions	3,212	3,020	3,020
Other	669	750	700

Total Current Liabilities	6,859	8,407	8,408

Non Current Liabilities
Other	43	48	48

Total Non Current Liabilities	43	48	48

Total Liabilities	6,902	8,455	8,456

Net Assets	385,601	379,683	385,792

Equity
Reserves	204,266	204,351	204,351
Accumulated funds	181,335	175,332	181,441

Total Equity	385,601	379,683	385,792

Budget Estimates 2014-15	5 - 39

Royal Botanic Gardens and Domain Trust

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	—	1,110	500
Grants and subsidies	—	300	—
Other	36,608	35,325	38,716

Total Payments	36,608	36,735	39,216

Receipts
Sale of goods and services	12,955	12,785	12,462
Interest received	170	170	174
Grants and contributions	39,183	32,961	35,247
Other	3,560	4,420	5,651

Total Receipts	55,868	50,336	53,534

Net Cash Flows From Operating Activities	19,260	13,601	14,318

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	95	—
Purchases of property, plant and equipment	(19,086)	(10,947)	(17,216)
Other	—	—	(240)

Net Cash Flows From Investing Activities	(19,086)	(10,852)	(17,456)

Net Increase/(Decrease) in Cash	174	2,749	(3,138)

Opening Cash and Cash Equivalents	4,442	6,152	8,901

Closing Cash and Cash Equivalents	4,616	8,901	5,763

Cash Flow Reconciliation
Net result	10,775	2,335	6,109
Non cash items added back	7,958	7,928	8,208
Change in operating assets and liabilities	527	3,338	1

Net Cash Flows From Operating Activities	19,260	13,601	14,318

5 - 40	Budget Estimates 2014-15

Centennial Park and Moore Park Trust

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	184	434	189
Other operating expenses	19,577	19,775	19,819
Depreciation and amortisation	5,721	5,590	6,032

TOTAL EXPENSES EXCLUDING LOSSES	25,482	25,799	26,040

Revenue
Sales of goods and services	19,722	19,048	19,116
Investment revenue	494	449	569
Retained taxes, fees and fines	400	420	429
Grants and contributions	12,208	12,928	9,565
Other revenue	1,482	1,585	1,182

Total Revenue	34,306	34,430	30,861

Net Result	8,824	8,631	4,821

Budget Estimates 2014-15	5 - 41

Centennial Park and Moore Park Trust

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	4,739	5,087	3,959
Receivables	1,052	1,073	1,507
Other financial assets	7,380	7,159	7,538
Inventories	194	190	194

Total Current Assets	13,365	13,509	13,198

Non Current Assets
Property, plant and equipment -
Land and building	522,139	553,951	556,801
Plant and equipment	1,192	1,215	2,188
Infrastructure systems	342,447	368,168	373,586
Intangibles	105	289	156
Other	67	58	58

Total Non Current Assets	865,950	923,681	932,789

Total Assets	879,315	937,190	945,987

Liabilities
Current Liabilities
Payables	2,096	2,099	2,102
Provisions	741	718	735
Other	1,749	1,871	1,749

Total Current Liabilities	4,586	4,688	4,586

Non Current Liabilities
Other	2,795	3,385	2,795

Total Non Current Liabilities	2,795	3,385	2,795

Total Liabilities	7,381	8,073	7,381

Net Assets	871,934	929,117	938,606

Equity
Reserves	256,768	313,378	318,046
Accumulated funds	615,166	615,739	620,560

Total Equity	871,934	929,117	938,606

5 - 42	Budget Estimates 2014-15

Centennial Park and Moore Park Trust

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	184	434	189
Other	23,570	23,790	23,883

Total Payments	23,754	24,224	24,072

Receipts
Sale of goods and services	19,688	19,644	18,682
Interest received	494	449	569
Grants and contributions	10,925	11,300	7,696
Other	5,541	7,122	6,349

Total Receipts	36,648	38,515	33,296

Net Cash Flows From Operating Activities	12,894	14,291	9,224

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	70	—
Proceeds from sale of investments	—	6,036	—
Purchases of property, plant and equipment	(11,447)	(11,541)	(9,972)
Purchases of investments	(369)	(6,216)	(379)
Other	—	(90)	(1)

Net Cash Flows From Investing Activities	(11,816)	(11,741)	(10,352)

Net Increase/(Decrease) in Cash	1,078	2,550	(1,128)

Opening Cash and Cash Equivalents	3,661	2,537	5,087

Closing Cash and Cash Equivalents	4,739	5,087	3,959

Cash Flow Reconciliation
Net result	8,824	8,631	4,821
Non cash items added back	4,721	4,580	5,532
Change in operating assets and liabilities	(651)	1,080	(1,129)

Net Cash Flows From Operating Activities	12,894	14,291	9,224

Budget Estimates 2014-15	5 - 43

Historic Houses Trust of New South Wales

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	—	301	63
Other operating expenses	27,578	25,155	26,108
Depreciation and amortisation	616	705	772

TOTAL EXPENSES EXCLUDING LOSSES	28,194	26,161	26,943

Revenue
Sales of goods and services	5,322	4,109	5,545
Investment revenue	371	368	378
Grants and contributions	23,245	27,378	22,483
Other revenue	116	149	12

Total Revenue	29,054	32,004	28,418

Gain/(loss) on disposal of non current assets	—	(48)	—

Net Result	860	5,795	1,475

5 - 44	Budget Estimates 2014-15

Historic Houses Trust of New South Wales

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	11,069	11,546	10,466
Receivables	520	530	603
Inventories	383	299	299
Assets held for sale	1,745	—	—

Total Current Assets	13,717	12,375	11,368

Non Current Assets
Receivables	—	742	686
Property, plant and equipment -
Land and building	280,010	201,307	204,272
Plant and equipment	37,850	28,974	28,709
Infrastructure systems	150	200	200
Intangibles	160	628	460

Total Non Current Assets	318,170	231,851	234,327

Total Assets	331,887	244,226	245,695

Liabilities
Current Liabilities
Payables	1,510	1,702	1,744
Provisions	1,550	1,486	1,437

Total Current Liabilities	3,060	3,188	3,181

Non Current Liabilities
Provisions	—	791	791
Other	19	14	15

Total Non Current Liabilities	19	805	806

Total Liabilities	3,079	3,993	3,987

Net Assets	328,808	240,233	241,708

Equity
Reserves	165,946	126,067	126,067
Accumulated funds	162,862	114,166	115,641

Total Equity	328,808	240,233	241,708

Budget Estimates 2014-15	5 - 45

Historic Houses Trust of New South Wales

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	—	301	63
Other	27,287	26,458	27,763

Total Payments	27,287	26,759	27,826

Receipts
Sale of goods and services	5,616	4,293	5,681
Interest received	376	373	380
Grants and contributions	20,700	25,324	21,656
Other	2,144	2,782	2,333

Total Receipts	28,836	32,772	30,050

Net Cash Flows From Operating Activities	1,549	6,013	2,224

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	1,257	—
Purchases of property, plant and equipment	(1,000)	(3,131)	(3,304)
Other	—	(361)	—

Net Cash Flows From Investing Activities	(1,000)	(2,235)	(3,304)

Net Increase/(Decrease) in Cash	549	3,778	(1,080)

Opening Cash and Cash Equivalents	10,520	7,768	11,546

Closing Cash and Cash Equivalents	11,069	11,546	10,466

Cash Flow Reconciliation
Net result	860	5,795	1,475
Non cash items added back	898	698	772
Change in operating assets and liabilities	(209)	(480)	(23)

Net Cash Flows From Operating Activities	1,549	6,013	2,224

5 - 46	Budget Estimates 2014-15

Hunter Development Corporation

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	130	138	131
Other operating expenses	60,500	21,045	44,242
Depreciation and amortisation	63	39	40
Grants and subsidies	18,450	10,825	67,833
Finance costs	338	—	—

TOTAL EXPENSES EXCLUDING LOSSES	79,481	32,047	112,246

Revenue
Sales of goods and services	6,572	10,345	1,580
Investment revenue	—	186	155
Grants and contributions	18,740	11,077	67,879
Other revenue	46,956	2,508	37,034

Total Revenue	72,268	24,116	106,648

Net Result	(7,213)	(7,931)	(5,598)

Budget Estimates 2014-15	5 - 47

Hunter Development Corporation

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	—	7,602	882
Receivables	222	82	124
Inventories	—	—	5,129

Total Current Assets	222	7,684	6,135

Non Current Assets
Inventories	56,102	35,733	31,717
Property, plant and equipment -
Plant and equipment	30	58	18

Total Non Current Assets	56,132	35,791	31,735

Total Assets	56,354	43,475	37,870

Liabilities
Current Liabilities
Payables	534	855	849
Borrowings at amortised cost	6,369	—	—
Provisions	210	188	188

Total Current Liabilities	7,113	1,043	1,037

Non Current Liabilities
Provisions	31	29	28
Other	—	35	35

Total Non Current Liabilities	31	64	63

Total Liabilities	7,144	1,107	1,100

Net Assets	49,210	42,368	36,770

Equity
Accumulated funds	49,210	42,368	36,770

Total Equity	49,210	42,368	36,770

5 - 48	Budget Estimates 2014-15

Hunter Development Corporation

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	130	138	131
Grants and subsidies	18,450	10,825	67,833
Finance costs	338	—	—
Other	60,023	7,076	45,280

Total Payments	78,941	18,039	113,244

Receipts
Sale of goods and services	6,534	11,071	1,538
Interest received	—	186	155
Grants and contributions	65,616	13,377	104,831
Other	—	116	—

Total Receipts	72,150	24,750	106,524

Net Cash Flows From Operating Activities	(6,791)	6,711	(6,720)

Cash Flows From Financing Activities
Proceeds from borrowings and advances	6,369	—	—

Net Cash Flows From Financing Activities	6,369	—	—

Net Increase/(Decrease) in Cash	(422)	6,711	(6,720)

Opening Cash and Cash Equivalents	422	891	7,602

Closing Cash and Cash Equivalents	—	7,602	882

Cash Flow Reconciliation
Net result	(7,213)	(7,931)	(5,598)
Non cash items added back	63	39	40
Change in operating assets and liabilities	359	14,603	(1,162)

Net Cash Flows From Operating Activities	(6,791)	6,711	(6,720)

Budget Estimates 2014-15	5 - 49

Luna Park Reserve Trust

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	1,188	1,083	1,092
Depreciation and amortisation	787	770	771

TOTAL EXPENSES EXCLUDING LOSSES	1,975	1,853	1,863

Revenue
Sales of goods and services	2,056	1,947	2,072
Investment revenue	61	48	69

Total Revenue	2,117	1,995	2,141

Net Result	142	142	278

5 - 50	Budget Estimates 2014-15

Luna Park Reserve Trust

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	2,251	1,976	3,064
Receivables	220	220	220

Total Current Assets	2,471	2,196	3,284

Non Current Assets
Property, plant and equipment -
Land and building	29,865	31,258	30,755
Infrastructure systems	7,446	7,821	7,553

Total Non Current Assets	37,311	39,079	38,308

Total Assets	39,782	41,275	41,592

Liabilities
Current Liabilities
Payables	164	125	164

Total Current Liabilities	164	125	164

Total Liabilities	164	125	164

Net Assets	39,618	41,150	41,428

Equity
Reserves	30,931	32,682	32,682
Accumulated funds	8,687	8,468	8,746

Total Equity	39,618	41,150	41,428

Budget Estimates 2014-15	5 - 51

Luna Park Reserve Trust

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Other	1,359	1,083	1,222

Total Payments	1,359	1,083	1,222

Receipts
Sale of goods and services	2,056	1,947	2,072
Interest received	61	48	69
Other	326	80	169

Total Receipts	2,443	2,075	2,310

Net Cash Flows From Operating Activities	1,084	992	1,088

Net Increase/(Decrease) in Cash	1,084	992	1,088

Opening Cash and Cash Equivalents	1,167	984	1,976

Closing Cash and Cash Equivalents	2,251	1,976	3,064

Cash Flow Reconciliation
Net result	142	142	278
Non cash items added back	787	770	771
Change in operating assets and liabilities	155	80	39

Net Cash Flows From Operating Activities	1,084	992	1,088

5 - 52	Budget Estimates 2014-15

Minister Administering the Environmental Planning and Assessment Act

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	49	49	48
Other operating expenses	14,879	12,274	9,079
Depreciation and amortisation	5	20	—
Grants and subsidies	24,840	28,575	99,989
Finance costs	24,500	23,000	23,000

TOTAL EXPENSES EXCLUDING LOSSES	64,273	63,918	132,116

Revenue
Sales of goods and services	8,181	7,181	7,336
Investment revenue	6,700	4,700	2,850
Retained taxes, fees and fines	7,648	7,648	7,877
Grants and contributions	5,034	5,784	5,034
Other revenue	5,000	5,000	5,300

Total Revenue	32,563	30,313	28,397

Gain/(loss) on disposal of non current assets	14,509	16,509	22,800

Net Result	(17,201)	(17,096)	(80,919)

Budget Estimates 2014-15	5 - 53

Minister Administering the Environmental Planning and Assessment Act

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	138,814	98,117	111,059
Receivables	5,780	3,304	3,304
Other financial assets	237	—	—
Assets held for sale	27,149	59,976	59,976
Other	35	30	30

Total Current Assets	172,015	161,427	174,369

Non Current Assets
Property, plant and equipment -
Land and building	1,411,495	1,477,030	1,389,169
Plant and equipment	(4)	(15)	(15)
Infrastructure systems	10	16	16
Intangibles	105	188	188

Total Non Current Assets	1,411,606	1,477,219	1,389,358

Total Assets	1,583,621	1,638,646	1,563,727

Liabilities
Current Liabilities
Payables	51,905	37,250	37,250
Borrowings at amortised cost	36,117	17,600	17,600
Other	493	507	507

Total Current Liabilities	88,515	55,357	55,357

Non Current Liabilities
Borrowings at amortised cost	381,956	384,197	390,197
Other	132	72	72

Total Non Current Liabilities	382,088	384,269	390,269

Total Liabilities	470,603	439,626	445,626

Net Assets	1,113,018	1,199,020	1,118,101

Equity
Reserves	957,847	1,061,353	1,041,353
Accumulated funds	155,171	137,667	76,748

Total Equity	1,113,018	1,199,020	1,118,101

5 - 54	Budget Estimates 2014-15

Minister Administering the Environmental Planning and Assessment Act

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	49	49	48
Grants and subsidies	19,840	26,840	37,128
Finance costs	23,000	23,000	23,000
Other	19,614	17,009	13,079

Total Payments	62,503	66,898	73,255

Receipts
Sale of goods and services	8,181	7,181	7,336
Interest received	6,700	4,700	2,850
Grants and contributions	5,034	5,034	5,034
Other	16,648	16,648	17,177

Total Receipts	36,563	33,563	32,397

Net Cash Flows From Operating Activities	(25,940)	(33,335)	(40,858)

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	54,509	56,509	72,800
Purchases of property, plant and equipment	(25,000)	(25,000)	(25,000)

Net Cash Flows From Investing Activities	29,509	31,509	47,800

Cash Flows From Financing Activities
Proceeds from borrowings and advances	—	—	6,000

Net Cash Flows From Financing Activities	—	—	6,000

Net Increase/(Decrease) in Cash	3,569	(1,826)	12,942

Opening Cash and Cash Equivalents	135,245	99,943	98,117

Closing Cash and Cash Equivalents	138,814	98,117	111,059

Cash Flow Reconciliation
Net result	(17,201)	(17,096)	(80,919)
Non cash items added back	6,505	1,005	62,861
Change in operating assets and liabilities	(15,244)	(17,244)	(22,800)

Net Cash Flows From Operating Activities	(25,940)	(33,335)	(40,858)

Budget Estimates 2014-15	5 - 55

UrbanGrowth NSW Development Corporation

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	7,801	4,330	7,071
Other operating expenses	11,721	10,169	14,945
Depreciation and amortisation	1,923	6,950	1,962
Grants and subsidies	8,795	4,738	11,054
Finance costs	2,221	1,330	2,221

TOTAL EXPENSES EXCLUDING LOSSES	32,461	27,517	37,253

Revenue
Sales of goods and services	21,188	21,619	21,188
Investment revenue	2,133	2,958	2,026
Grants and contributions	12,875	7,947	9,271

Total Revenue	36,196	32,524	32,485

Other gains/(losses)	—	(6,400)	—

Net Result	3,735	(1,393)	(4,768)

5 - 56	Budget Estimates 2014-15

UrbanGrowth NSW Development Corporation

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	88,837	83,278	70,904
Receivables	1,119	1,900	1,958
Other financial assets	1,248	1,000	1,000

Total Current Assets	91,204	86,178	73,862

Non Current Assets
Other financial assets	3,311	3,600	3,600
Investment properties	128,700	125,493	125,493
Property, plant and equipment -
Land and building	66,321	53,226	55,199
Plant and equipment	3,121	2,070	2,497
Infrastructure systems	745	115	115
Intangibles	2	69	82
Other	113	—	38

Total Non Current Assets	202,313	184,573	187,024

Total Assets	293,517	270,751	260,886

Liabilities
Current Liabilities
Payables	4,766	4,100	4,124
Borrowings at amortised cost	5,877	5,500	5,500
Provisions	1,584	370	281
Other	1,982	700	700

Total Current Liabilities	14,209	10,670	10,605

Non Current Liabilities
Borrowings at amortised cost	22,462	16,500	11,500
Provisions	1,813	1,485	1,453

Total Non Current Liabilities	24,275	17,985	12,953

Total Liabilities	38,484	28,655	23,558

Net Assets	255,033	242,096	237,328

Equity
Reserves	3,243	8,285	8,285
Accumulated funds	251,790	233,811	229,043

Total Equity	255,033	242,096	237,328

Budget Estimates 2014-15	5 - 57

UrbanGrowth NSW Development Corporation

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	6,716	4,616	7,154
Grants and subsidies	8,795	4,738	11,054
Finance costs	1,148	730	2,216
Other	17,235	18,109	20,018

Total Payments	33,894	28,193	40,442

Receipts
Sale of goods and services	23,487	24,501	23,487
Interest received	2,113	2,958	2,026
Grants and contributions	9,357	6,097	9,271
Cash transfers to the Crown Entity	—	(5,485)	—
Other	7,093	4,530	2,659

Total Receipts	42,050	32,601	37,443

Net Cash Flows From Operating Activities	8,156	4,408	(2,999)

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(1,205)	(1,225)	(4,234)
Purchases of investments	(973)	—	—
Other	(45)	(25)	(141)

Net Cash Flows From Investing Activities	(2,223)	(1,250)	(4,375)

Cash Flows From Financing Activities
Proceeds from borrowings and advances	923	—	—
Repayment of borrowings and advances	—	(5,880)	(5,000)

Net Cash Flows From Financing Activities	923	(5,880)	(5,000)

Net Increase/(Decrease) in Cash	6,856	(2,722)	(12,374)

Opening Cash and Cash Equivalents	81,981	85,932	83,278
Reclassification of Cash Equivalents	—	(68)	—

Closing Cash and Cash Equivalents	88,837	83,278	70,904

Cash Flow Reconciliation
Net result	3,735	(1,393)	(4,768)
Non cash items added back	1,923	8,463	1,962
Change in operating assets and liabilities	2,498	(2,662)	(193)

Net Cash Flows From Operating Activities	8,156	4,408	(2,999)

5 - 58	Budget Estimates 2014-15

Western Sydney Parklands Trust

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	45	45	43
Other operating expenses	6,709	7,455	6,987
Depreciation and amortisation	1,622	1,670	2,084
Grants and subsidies	—	321	—

TOTAL EXPENSES EXCLUDING LOSSES	8,376	9,491	9,114

Revenue
Sales of goods and services	2,329	2,892	2,439
Investment revenue	337	922	519
Grants and contributions	5,689	5,853	4,584
Other revenue	5,300	15,960	6,445

Total Revenue	13,655	25,627	13,987

Net Result	5,279	16,136	4,873

Budget Estimates 2014-15	5 - 59

Western Sydney Parklands Trust

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	14,012	31,385	9,250
Receivables	588	1,025	1,025

Total Current Assets	14,600	32,410	10,275

Non Current Assets
Receivables	1,983	2,103	2,103
Property, plant and equipment -
Land and building	488,812	502,806	502,483
Plant and equipment	733	1,581	1,520
Infrastructure systems	57,454	49,367	76,759
Intangibles	—	1,213	1,213
Other	1,228	—	—

Total Non Current Assets	550,210	557,070	584,078

Total Assets	564,810	589,480	594,353

Liabilities
Current Liabilities
Payables	2,859	2,661	2,661
Provisions	150	246	246

Total Current Liabilities	3,009	2,907	2,907

Non Current Liabilities
Other	3,501	3,277	3,277

Total Non Current Liabilities	3,501	3,277	3,277

Total Liabilities	6,510	6,184	6,184

Net Assets	558,300	583,296	588,169

Equity
Reserves	53,493	60,158	60,158
Accumulated funds	504,807	523,138	528,011

Total Equity	558,300	583,296	588,169

5 - 60	Budget Estimates 2014-15

Western Sydney Parklands Trust

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	45	45	43
Grants and subsidies	—	321	—
Other	6,709	9,593	8,181

Total Payments	6,754	9,959	8,224

Receipts
Sale of goods and services	2,328	2,486	2,439
Interest received	337	922	519
Grants and contributions	9,689	18,689	10,506
Other	1,300	5,224	1,717

Total Receipts	13,654	27,321	15,181

Net Cash Flows From Operating Activities	6,900	17,362	6,957

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(14,240)	(8,440)	(29,092)

Net Cash Flows From Investing Activities	(14,240)	(8,440)	(29,092)

Net Increase/(Decrease) in Cash	(7,340)	8,922	(22,135)

Opening Cash and Cash Equivalents	21,352	22,463	31,385

Closing Cash and Cash Equivalents	14,012	31,385	9,250

Cash Flow Reconciliation
Net result	5,279	16,136	4,873
Non cash items added back	1,622	1,670	2,084
Change in operating assets and liabilities	(1)	(444)	—

Net Cash Flows From Operating Activities	6,900	17,362	6,957

Budget Estimates 2014-15	5 - 61

6.	Police and Justice Cluster

	Expenses			Capital Expenditure
Agency	2013-14 Revised $m	2014-15 Budget $m	Var. %	2013-14 Revised $m	2014-15 Budget $m	Var. %

Department of Police and Justice
Service Group
Legal Policy and Regulatory Services	72.6	108.0	48.8	1.4	6.1	321.2
Court Services	463.7	523.3	12.8	85.6	211.0	146.3
Court Support Services	87.6	86.2	(1.7)	6.3	15.3	143.0
Crime Prevention and Community Services	134.4	118.2	(12.0)	1.5	6.8	344.1
Registry of Births, Deaths and Marriages	26.3	27.3	4.0	6.3	7.9	24.9
Crown Solicitor’s Office (a)	41.6	—	N/A	0.1	—	N/A
Business and Personnel Services	63.3	65.8	3.8	—	—	—
Custody Management	775.0	789.5	1.9	32.4	22.6	(30.2)
Supervision of Offenders in the Community	157.5	160.5	1.9	6.1	5.4	(11.9)
Offenders Program	138.5	141.1	1.9	5.4	4.8	(11.9)
Community Based Services	65.3	67.8	3.8	1.0	0.5	(49.7)
Juvenile Custodial Services	128.6	131.9	2.6	5.9	1.4	(76.6)
Cluster Grant Funding	3,492.0	3,582.9	2.6	—	—	—

Total	5,646.5	5,802.3	2.8	152.0	281.6	85.2

Crown Solicitor’s Office (a)
Service Group
Crown Solicitor’s Office	27.3	75.8	177.3	—	5.6	N/A

Total	27.3	75.8	177.3	—	5.6	N/A

Fire and Rescue NSW
Service Group
Community Safety	34.2	34.6	1.2	3.3	3.7	10.6
Emergency Management	391.4	396.0	1.2	38.0	42.0	10.4
Operational Preparedness	232.2	234.9	1.2	22.6	24.9	10.4

Total	657.8	665.5	1.2	63.9	70.6	10.4

Information and Privacy Commission
Service Group
Information and Privacy Commission	5.1	5.4	5.8	0.1	0.5	312.8

Total	5.1	5.4	5.8	0.1	0.5	312.8

Legal Aid Commission of New South Wales
Service Group
Criminal Law Services	117.3	128.2	9.2	2.1	1.9	(9.2)
Civil Law Services	32.3	34.7	7.4	0.9	0.9	—
Family Law Services	65.0	77.6	19.5	1.3	1.4	14.6
Community Partnerships	29.5	30.7	3.8	—	0.1	N/A

Total	244.1	271.1	11.0	4.4	4.4	—

Budget Estimates 2014-15	6 - 1

Police and Justice Cluster

	Expenses			Capital Expenditure
Agency	2013-14 Revised $m	2014-15 Budget $m	Var. %	2013-14 Revised $m	2014-15 Budget $m	Var. %

Ministry for Police and Emergency Services
Service Group
Policy and Finance	21.4	20.3	(4.9)	0.1	3.2	>999.9
Counter Terrorism and Disaster Resilience	22.2	35.8	61.6	—	—	—

Total	43.5	56.1	29.0	0.1	3.2	>999.9

New South Wales Crime Commission
Service Group
Criminal Investigations and Confiscation of Assets	23.2	24.1	3.9	4.2	1.8	(57.5)

Total	23.2	24.1	3.9	4.2	1.8	(57.5)

NSW Police Force
Service Group
Community Support	1,747.8	1,751.0	0.2	68.4	91.5	33.7
Criminal Investigation	1,070.1	1,072.1	0.2	40.0	56.0	40.2
Traffic and Commuter Services	358.4	360.4	0.6	14.5	17.8	22.4
Judicial Support	234.0	234.5	0.2	9.6	12.3	27.4

Total	3,410.3	3,417.9	0.2	132.5	177.6	34.0

Office of the NSW Rural Fire Service
Service Group
Community Safety	26.8	24.9	(6.9)	—	—	—
Emergency Bush Fire Response Operations	381.1	260.4	(31.7)	15.1	9.9	(34.8)
Operational and Administrative Support	44.3	47.5	7.2	0.2	—	(100.0)

Total	452.2	332.9	(26.4)	15.4	9.9	(35.8)

Office of the NSW State Emergency Service
Service Group
Community and Organisational Preparedness	17.7	17.9	1.1	—	—	—
Emergency Management	67.0	68.8	2.7	7.1	14.1	97.3

Total	84.7	86.7	2.3	7.1	14.1	97.3

NSW Trustee and Guardian

Total	75.0	89.5	19.3	6.1	17.2	182.6

Judicial Commission of New South Wales
Service Group
Education, Sentencing and Complaints	6.0	6.1	2.4	0.0	0.2	N/A

Total	6.0	6.1	2.4	0.0	0.2	N/A

Office of the Director of Public Prosecutions
Service Group
Prosecutions	105.7	109.9	4.0	2.7	1.3	(52.6)
Victim and Witness Assistance	7.2	8.0	10.5	0.1	0.1	—

Total	112.9	117.9	4.4	2.9	1.4	(52.6)

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 transferred the functions of the Crown Solicitor’s Office from the Department of Police and Justice to a standalone agency. The financial indicators for 2013-14 above reflect the revised estimates from this date.

6 - 2	Budget Estimates 2014-15

Police and Justice Cluster

Introduction

The Police and Justice cluster delivers legal, justice, law enforcement and emergency services to the people of New South Wales.

The cluster is the lead for achieving the following NSW 2021 goals:

•	prevent and reduce the level of crime

•	prevent and reduce the level of re-offending

•	improve community confidence in the justice system

•	ensure New South Wales is ready to deal with major emergencies and natural disasters.

It is also a co-lead for the NSW 2021 goal to increase opportunities for people to look after their own neighbourhoods and environments.

The Police and Justice cluster delivers legal and justice services to the people of New South Wales by:

•	managing courts and justice services

•	implementing programs to reduce crime and re-offending

•	managing custodial and community-based correctional services

•	protecting rights and community standards

•	promoting the public’s rights to government information and to privacy

•	advising on law reform and legal matters

•	providing legal aid and other legal services

•	offering research and legal policy advice to the Government and community.

The cluster also delivers law enforcement and emergency services to the people of New South Wales by:

•	providing community-based policing services

•	investigating serious and organised crime

•	sharing information, intelligence and expertise when appropriate

•	coordinating firefighting and promoting fire prevention and mitigation

•	coordinating storm and flood relief and mitigation

•	educating, training and preparing communities to deal with emergencies

•	conducting rescues, responding to incidents, providing crisis and emergency management, and dealing with hazardous materials.

Budget Estimates 2014-15	6 - 3

Police and Justice Cluster

Services

The cluster’s key legal and justice services are:

•	providing legal, professional and regulatory services, and advising the Government on law and legal matters, and justice and legal reforms

•	administering courts, tribunals and community justice centres

•	implementing programs to reduce re-offending risks, prevent crime and divert, support and rehabilitate offenders

•	managing correctional centres and offenders in the community

•	running youth justice conferences and community-based services for young offenders

•	supervising young offenders who are sentenced to detention or ordered to stay in custody until their cases are decided

•	providing information, support and training to agencies and the public on privacy and access matters, and ensuring agencies comply with the relevant Acts

•	providing criminal, civil and family law services to the people of New South Wales

•	supporting community legal centres to provide legal assistance in local communities, and providing services to help women and children seeking protection from domestic violence.

The cluster’s key law enforcement and emergency service activities are:

•	providing a law enforcement response to incidents, emergencies and public events

•	preventing, detecting and investigating crime, analysing forensics and dealing with alleged offenders

•	patrolling roads and public transport corridors, investigating major vehicle crashes, detecting traffic and transport offences, and supervising peak traffic flows

•	prosecuting offenders, presenting evidence at court, transporting and guarding people under police supervision, and supporting victims and witnesses

•	gathering and sharing evidence, intelligence and expertise with other law enforcement and prosecuting agencies

•	undertaking litigation for restraining orders, assets forfeiture orders, proceeds assessment orders and unexplained wealth orders for the proceeds of crime

•

promoting preparedness, mitigation and resilience, and delivering emergency management, disaster recovery and welfare services during major natural disasters, including fires, floods, storms and tornadoes

•	assessing risks, developing and testing operational plans and capabilities, educating the community and providing training to better prepare for emergencies.

6 - 4	Budget Estimates 2014-15

Police and Justice Cluster

2014-15 Budget Highlights

In 2014-15, the cluster’s key initiatives will include:

Legal and Justice Services

•	$13 million over four years to continue Keep Them Safe programs, which provide improved safety, welfare and wellbeing of children and young people across the State

•	$12 million over four years to the Department of Police and Justice for various activities supporting the Department of Family and Community Services’ child protection Safe Home for Life reforms

•

$12 million over four years for the Legal Aid Commission of New South Wales to implement early intervention and alternative dispute resolution initiatives in the delivery of legal services under these same child protection Safe Home for Life reforms

•	$5.9 million over four years for the Legal Aid Commission of New South Wales to support alternative dispute resolution initiatives in child protection under the Keep Them Safe program.

Making the justice system more accessible and efficient by:

•

$42 million over four years to commence the Justice Core Information and Communications Technology program, which will replace or remediate inefficient systems and upgrade and consolidate technology infrastructure in order to support delivery of frontline services, reduce re-offending and improve confidence in the NSW Justice System

•	$40 million over four years to commence the Justice Audio Visual Link consolidation project to enable court hearings to be undertaken with witnesses in locations across the State

•	$9.2 million over two years to commence the Justice Online project, which will lead to improved delivery of justice services by using online solutions

•

$8.6 million over two years to integrate the NSW Civil and Administrative Tribunal into the Department from a range of other NSW Government agencies, in order to provide a single service gateway to adjudicate on tribunal matters across the State

•

$4.4 million for Legal Aid Commission of New South Wales capital improvements, including new Audio Visual Link facilities, increased mobile technology to improve services to clients in regional areas, and office refurbishments to meet the increasing demand for legal services in Wollongong.

Budget Estimates 2014-15	6 - 5

Police and Justice Cluster

Making our community safer with:

•	$3.9 million for the Office of the Director of Public Prosecutions to support witnesses appearing in court on criminal matters

•	$3.6 million over two years to enhance community safety through the improved supervision and monitoring of high risk offenders subject to Extended Supervision Orders

•	$3.6 million for the Office of the Director of Public Prosecutions to undertake specialist work associated with the Independent Commission Against Corruption.

Investing in infrastructure:

•	$31 million to replace the Bidura Children’s Court in Glebe with a modern Children’s Court facility which meets security requirements and delivers Court services more efficiently

•	$24 million to ensure correctional centre capacity to cater for inmate numbers.

Police and Emergency Services

In 2014-15, key initiatives will include:

NSW Police Force

•

$153 million in recurrent funding over four years to employ additional police, as part of the Government’s commitment to increase the authorised strength of the NSW Police Force by a further 309 officers to 16,665 by August 2015

•	$59 million to continue works on new or refurbished police stations across the State

•	$45 million over four years for the Technology Asset Replacement Program, which maintains and replaces critical NSW Police Force information systems supporting frontline service delivery

•

$25 million in capital and recurrent funding, as part of the $103 million project to upgrade NSW Police Force properties, to address hazardous materials, compliance and safety, providing officers and staff with safe workplaces and housing

•	$15 million to improve NSW Police Force radio capabilities and network performance

•	$11 million in recurrent funding over four years to employ 17 specialist staff, including pilots and engineers, for the NSW Police Force’s Aviation Support Branch

•	$7.9 million in recurrent funding over four years for costs associated with operating the NSW Police Force’s new counter terrorism helicopter and fixed wing aircraft

•

$7.0 million over two years, including $5 million in 2014-15, for the rollout of an additional 110 mobile Automatic Number Plate Recognition (ANPR) units to NSW Police Force vehicles across the State to improve road safety

•	$4.0 million over two years to purchase body worn video cameras for frontline police officers.

6 - 6	Budget Estimates 2014-15

Police and Justice Cluster

New South Wales Crime Commission

•	$20 million for the New South Wales Crime Commission to investigate organised, serious crime and homicides, financial investigations and integrity and accountability issues.

Fire and Rescue NSW

•	$18 million for the replacement of essential fire fighting vehicles for Fire and Rescue NSW

•	$16 million on new and continuing works for building and refurbishing fire stations across the State.

Office of the NSW Rural Fire Service

•	$46 million in additional funding over four years for local government capital grants to support the Office of the NSW Rural Fire Service infrastructure

•	$35 million for the Office of the NSW Rural Fire Service to continue reducing fire hazards

•

$32 million in additional funding over four years to improve Office of the NSW Rural Fire Service public information systems, expand its Rapid Aerial Response capability, enhance bushfire behaviour analysis, and for other community safety programs.

Office of the NSW State Emergency Service

•

$29 million for the Strategic Disaster Readiness package, as part of the $96 million committed in 2012-13, to ensure the Office of the NSW State Emergency Service has vital resources and capabilities to help prevent and respond to flood and storm events

•

$972,000 over two years to implement an Interagency Electronic Messaging System, which will allow peer-to-peer electronic communication between the Office of the NSW State Emergency Service and other public safety organisations.

Ministry for Police and Emergency Services

•	$18 million on Natural Disaster Mitigation Program and Natural Disaster Resilience Program grants.

Budget Estimates 2014-15	6 - 7

Department of Police and Justice

Service Group Statements

Legal Policy and Regulatory Services

Service description:	This service group covers the provision of advice to Government on law and justice and the development and implementation of legislation, legal reforms, evidence-based policies and justice programs. It also covers the regulation of the activities of professional groups, collection of statistical information and research on crime, privacy services, legal assistance and representation, and investigation and resolution of complaints.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Proposals for legislative reform considered by Parliament	no.	17	24	20	27	20
Requests for statistical information completed by Bureau of Crime Statistics and Research	no.	898	734	700	700	700
Higher Court matters completed by Public Defenders	no.	659	920	725	540	590

Employees: (a)	FTE	273	272	272	243	243

(a)	The decrease in the 2013-14 Revised and 2014-15 Forecast to 243 FTEs is due to internal restructuring with the removal of 30 FTEs for the NSW Bureau of Crime Statistics and Research from this service group.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	57,657	72,559	107,968
Total expenses include the following:
Employee related	38,252	35,610	36,059
Other operating expenses (a)	10,321	28,906	62,270
Grants and subsidies	567	554	580
Other expenses	5,357	5,007	6,192

Capital Expenditure	1,318	1,438	6,057

(a)	The increase in Other operating expenses in 2014-15 Budget is due to the accounting of fees charged by the Crown Solicitor’s Office which has become a standalone agency.

6 - 8	Budget Estimates 2014-15

Department of Police and Justice

Court Services

Service description:	This service group covers the administration of NSW Courts, tribunals and community justice centres. It also covers drug and alcohol diversionary programs and the provision of support for vulnerable witnesses, victims of sexual assault and clients with mental health problems.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Cases Finalised:
Supreme Court	no.	12,691	12,978	10,000	10,600	9,000
District Court	no.	18,845	17,885	18,500	18,500	18,500
Local Court	no.	302,965	296,668	272,668	293,756	290,818
Community Justice Centre mediation sessions held	no.	1,803	1,625	1,750	1,400	1,500
Finalisations per FTE Judicial
Officer:
Supreme Court	no.	254	250	200	207	173
District Court	no.	266	277	293	293	293
Local Court	no.	2,658	2,625	2,434	2,695	2,718

Employees: (a)	FTE	1,942	1,884	1,884	2,010	2,010

(a)	The increase in the 2013-14 Revised and 2014-15 Forecast to 2,010 FTEs is due to the transfer in of 125 FTEs from the NSW Civil and Administrative Tribunal which commenced on 1 January 2014.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	435,952	463,749	523,305
Total expenses include the following:
Employee related	281,118	300,446	311,421
Other operating expenses	74,910	86,231	86,150
Grants and subsidies (a)	2,768	2,232	50,279
Other expenses	7,950	8,583	8,009

Capital Expenditure	157,819	85,648	210,968

(a)	The increase in 2014-15 Budget is due to the Crime Reduction Initiatives pool funding.

Budget Estimates 2014-15	6 - 9

Department of Police and Justice

Court Support Services

Service description:	This service group covers the provision of key support services to NSW Courts and tribunals, including court transcription services, court security, jury management and library information services.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Local Court sittings with uniformed sheriff’s officer present	%	73	79	70	80	80
Satisfaction with law libraries services	%	96	100	85	90	90
Transcript pages provided as daily transcript	no.	406,139	397,222	390,000	390,000	375,000

Employees:	FTE	660	627	627	615	615

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	88,839	87,624	86,156
Total expenses include the following:
Employee related	57,860	56,784	56,228
Other operating expenses	14,131	15,103	13,309
Grants and subsidies	9	285	43
Other expenses	10,483	9,921	10,692

Capital Expenditure	3,037	6,297	15,300

6 - 10	Budget Estimates 2014-15

Department of Police and Justice

Crime Prevention and Community Services

Service description:	This service group covers the development of evidence-based policies and programs to prevent crime and reduce re-offending, to reduce Aboriginal representation in criminal justice processes and to promote anti-discrimination and equal opportunity principles and policies. It also provides support to victims of crime by providing access to services and entitlements to assist in their recovery.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Anti-discrimination complaints closed	no.	1,396	1,042	1,100	1,100	1,100
Victims Compensation Tribunal applications received	no.	7,263	6,600	5,000	7,500	7,500

Employees:	FTE	259	267	267	272	272

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	121,928	134,367	118,247
Total expenses include the following:
Employee related	23,864	27,155	21,649
Other operating expenses	6,761	7,249	4,855
Grants and subsidies	81,400	90,262	81,812
Other expenses	8,119	8,119	8,313

Capital Expenditure	2,088	1,525	6,773

(a)	The increase in the 2013-14 Revised is due to the 2013-14 actuarial valuation of the provision for pending claims for the Victims Support Scheme.

Budget Estimates 2014-15	6 - 11

Department of Police and Justice

Registry of Births, Deaths and Marriages

Service description:	This service group covers the provision of an accurate, consistent, equitable and secure system for the registration of births, deaths and marriages in New South Wales. Information recorded in the system is used to provide a range of certificates, products and information services, including reliable data for planning and research.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Customer transaction volumes (applications and registrations)	no.	730,366	710,403	722,296	690,117	684,053
Compliance with Guarantee of Service (standard certificate applications)%		100	86	100	97	100

Employees:	FTE	175	168	168	169	152

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	27,487	26,250	27,299
Total expenses include the following:
Employee related	14,369	14,692	14,278
Other operating expenses	10,869	9,926	10,887
Other expenses	—	2	—

Capital Expenditure	551	6,287	7,850

Crown Solicitor’s Office

Service description:	This service group covers the provision of tied and untied legal services to Government. The Crown Solicitor must be engaged by government agencies to perform tied legal services described in Premier’s Memorandum 1995-39. The Crown Solicitor’s Office also competes with the private legal profession for untied legal work. The service measures that were previously published under this service group have been reallocated to the new agency - see page 6-23.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators: (a)
Total Expenses Excluding Losses	69,436	41,633	—
Total expenses include the following:
Employee related	38,814	23,606	—
Other operating expenses	10,882	5,422	—
Other expenses	18,041	11,529	—

Capital Expenditure	666	50	—

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 transferred the functions of the Crown Solicitor’s Office from the Department of Police and Justice to a standalone agency. The financial indicators for 2013-14 above reflect the revised estimates for the period 1 July 2013 to 23 February 2014 only.

6 - 12	Budget Estimates 2014-15

Department of Police and Justice

Business and Personnel Services

Service description:	This service group covers the provision of personnel services to the Office of the Public Guardian and the Legal Profession Admission Board.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Employees:

NSW Trustee and Guardian	FTE	538	555	555	546	546
Office of the Public Guardian	FTE	67	58	58	66	66
Legal Profession Admission Board	FTE	10	10	10	10	10

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	64,370	63,349	65,758
Total expenses include the following:
Employee related	64,370	63,349	65,758

Budget Estimates 2014-15	6 - 13

Department of Police and Justice

Custody Management

Service description:	This service group covers the containment of inmates in correctional centres and the provision of a secure environment for inmates, employees and visitors. This involves providing advice to courts and releasing authorities and maintaining reliable security systems, including escort security. It also includes providing support for inmates with special service needs, such as age-specific and Aboriginal inmate needs, those requiring compulsory drug treatment, mental health and other disability services, and therapeutic treatment for violent and sexual offending.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Daily average out-of-cell hours	no.	11.0	7.8	11.3	7.8	7.8
Average recurrent cost per inmate per day: (a)
Low security/periodic	$	177	164	164	149	149
Medium/high security	$	223	203	211	176	176
Escorts and court security conducted	no.	134,823	147,445	141,000	149,700	152,000
Video conferences conducted	no.	31,234	35,703	39,000	38,000	42,000

Employees:	FTE	4,407	4,218	4,200	4,132	4,132

(a)	The decrease in 2013-14 Revised and 2014-15 Forecast is due to higher utilisation of facilities.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	753,872	774,958	789,504
Total expenses include the following:
Employee related	470,403	504,207	514,432
Other operating expenses	200,228	200,287	200,911
Grants and subsidies	61	2,217	4,622
Other expenses	25	52	23

Capital Expenditure	29,395	32,375	22,586

6 - 14	Budget Estimates 2014-15

Department of Police and Justice

Supervision of Offenders in the Community

Service description:	This service group covers the supervision of offenders in community programs and the delivery of offender programs in the community.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Advice to courts/releasing authorities	no.	28,049	27,317	26,900	26,550	26,000
Average recurrent cost per offender per day	$	26.23	26.02	25.00	22.00	22.00
Diversionary programs: total registrations - caseload intake	no.	24,176	23,670	23,000	20,200	20,200

Employees:	FTE	1,014	1,070	1,200	1,120	1,120

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	201,787	157,539	160,498
Total expenses include the following:
Employee related	138,293	102,498	104,579
Other operating expenses	53,014	40,717	40,845
Grants and subsidies	3,684	451	939
Other expenses	5	11	4

Capital Expenditure	4,073	6,144	5,411

(a)	The 2013-14 Revised and 2014-15 Budget figures are lower due to reallocation of program resources from Supervision of Offenders in the Community to the Offenders Program.

Budget Estimates 2014-15	6 - 15

Department of Police and Justice

Offenders Program

Service description:	This service group covers the delivery of offender programs designed to reduce risks of re-offending and the provision of support services to assist offenders to resettle and integrate back into the community.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Targeted offender programs completed by inmates:
Addiction	no.	5,666	5,905	5,500	5,000	5,500
Aggression and violence programs	no.	1,560	1,439	1,750	2,900	3,000
Readiness (a)	no.	2,762	2,828	2,200	n.a.	n.a.
Employment training rate of inmate employment	%	76.0	72.4	71.0	78.0	78.0
Offender risks/needs assessments completed	no.	27,576	26,774	27,000	27,000	27,000
Inmate participation in education programs	%	35.3	36.1	33.0	36.8	37.5

Employees:	FTE	970	807	712	772	772

(a)	Readiness program ceased in 2013-14 as a service measure and program completions are now reported in the Aggression and violence programs.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	101,352	138,474	141,075
Total expenses include the following:
Employee related	79,143	90,096	91,925
Other operating expenses	19,323	35,789	35,899
Grants and subsidies	2,539	396	826
Other expenses	2	9	4

Capital Expenditure	5,718	5,400	4,757

(a)	The 2013-14 Revised and 2014-15 Budget figures are higher due to reallocation of program resources from Supervision of Offenders in the Community to the Offenders Program.

6 - 16	Budget Estimates 2014-15

Department of Police and Justice

Community Based Services

Service description:	This service group covers the administration of Youth Justice Conferences, the supervision of young offenders on community-based sentences on order of the courts, the provision of reports to the courts, support for young people seeking bail and court-ordered supervision of young offenders on bail. It also covers the provision of counselling and interventions to address young offenders’ risk of re-offending.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Supervision orders	no.	4,665	4,176	4,000	4,470	4,500
Remand interventions	no.	5,137	4,632	4,600	3,900	3,830
Bail supervisions	no.	1,480	675	600	610	550
Youth Justice Conference referrals processed	no.	1,897	1,612	1,600	1,550	1,520
Youth Justice Conferences facilitated	no.	1,499	1,290	1,300	1,200	1,210
Youth Justice Conference Outcome Plans agreed	no.	1,439	1,206	1,300	1,200	1,210
People participating in Youth Justice Conferences	no.	5,581	5,104	5,000	4,700	4,800

Employees:	FTE	409	419	399	424	424

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	67,563	65,328	67,783
Total expenses include the following:
Employee related	45,338	42,866	44,376
Other operating expenses	9,473	11,990	13,232
Grants and subsidies	9,760	9,000	8,600
Other expenses	1,775	100	107

Capital Expenditure	1,052	1,011	509

Budget Estimates 2014-15	6 - 17

Department of Police and Justice

Juvenile Custodial Services

Service description:	This service group covers the supervision of young offenders sentenced by the courts to detention or ordered by the courts to remain in custody pending the outcome of their court cases. It also covers the provision of counselling and intervention to address young offenders at risk of re-offending and transport for detainees to and from juvenile justice centres.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Average daily number in custody	no.	353	324	320	318	316
Control admissions	no.	644	568	550	570	570
Remand admissions	no.	4,586	3,469	3,875	3,340	3,320
Total admissions	no.	4,732	4,037	4,030	3,910	3,890
Average length of time in custody or remand	days	14.6	14.1	15.0	15.6	15.4

Employees:	FTE	1,157	1,024	1,041	1,028	1,050

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	129,886	128,580	131,861
Total expenses include the following:
Employee related	96,343	95,620	98,898
Other operating expenses	20,493	20,133	19,242
Grants and subsidies	440	451	465
Other expenses	3,772	3,587	3,849

Capital Expenditure	4,818	5,867	1,370

6 - 18	Budget Estimates 2014-15

Department of Police and Justice

Cluster Grant Funding

Service description:	This service group covers the provision of grant funding to agencies within the Attorney General and Justice cluster. This includes funding to the Office of the Rural Fire Service, Fire and Rescue NSW, Information and Privacy Commission, Legal Aid Commission of New South Wales, Ministry for Police and Emergency Services, New South Wales Crime Commission, NSW Police Force and Office of the NSW State Emergency Service.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	3,529,186	3,492,043	3,582,870
Grants and subsidies
New South Wales Crime Commission	25,724	24,536	23,547
Information and Privacy Commission	5,226	5,193	5,243
Legal Aid Commission of New South Wales	188,979	181,029	210,081
NSW Police Force	3,123,731	3,112,295	3,152,358
Office of the NSW State Emergency Service	12,624	12,624	12,878
Ministry for Police and Emergency Services	42,897	22,144	43,898
Fire and Rescue NSW	88,509	92,360	93,190
Office of the NSW Rural Fire Service	41,496	41,862	41,675

Budget Estimates 2014-15	6 - 19

Department of Police and Justice

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	1,348,167	1,356,929	1,359,603
Other operating expenses	430,405	461,753	487,600
Depreciation and amortisation	176,611	174,486	180,090
Grants and subsidies	3,630,414	3,597,891	3,731,036
Finance costs	8,189	8,474	6,802
Other expenses	55,529	46,920	37,193

TOTAL EXPENSES EXCLUDING LOSSES	5,649,315	5,646,453	5,802,324

Revenue
Recurrent appropriation	5,110,669	5,084,331	5,256,142
Capital appropriation	214,667	151,489	276,421
Sales of goods and services	280,933	261,209	273,407
Investment revenue	5,302	3,960	5,086
Retained taxes, fees and fines	11,900	13,433	11,900
Grants and contributions	18,791	37,972	40,451
Acceptance by Crown Entity of employee benefits and other liabilities	92,987	78,312	95,042
Other revenue	21,585	30,592	23,291

Total Revenue	5,756,834	5,661,298	5,981,740

Gain/(loss) on disposal of non current assets	10	(596)	782
Other gains/(losses)	(509)	(3,516)	(504)

Net Result	107,020	10,733	179,694

6 - 20	Budget Estimates 2014-15

Department of Police and Justice

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	110,438	88,291	97,981
Receivables	68,796	56,643	55,795
Inventories	9,546	8,336	8,336
Other	24,803	13,405	13,405

Total Current Assets	213,583	166,675	175,517

Non Current Assets
Receivables	95,522	67,426	67,426
Other financial assets	122,689	122,796	122,796
Property, plant and equipment -
Land and building	3,395,169	3,349,141	3,415,417
Plant and equipment	178,333	236,160	258,356
Infrastructure systems	39,063	49,542	48,343
Intangibles	159,196	165,057	172,747
Other	3,469	3,328	3,328

Total Non Current Assets	3,993,441	3,993,450	4,088,413

Total Assets	4,207,024	4,160,125	4,263,930

Liabilities
Current Liabilities
Payables	95,891	90,303	90,293
Borrowings at amortised cost	3,419	5,251	3,772
Provisions	188,287	245,781	173,194
Other	143,864	12,459	12,459

Total Current Liabilities	431,461	353,794	279,718

Non Current Liabilities
Borrowings at amortised cost	84,310	80,586	78,696
Provisions	122,770	158,695	158,772

Total Non Current Liabilities	207,080	239,281	237,468

Total Liabilities	638,541	593,075	517,186

Net Assets	3,568,483	3,567,050	3,746,744

Equity
Reserves	518,942	623,986	623,986
Accumulated funds	3,049,541	2,943,064	3,122,758

Total Equity	3,568,483	3,567,050	3,746,744

Budget Estimates 2014-15	6 - 21

Department of Police and Justice

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	1,258,690	1,269,698	1,264,951
Grants and subsidies	3,630,414	3,597,891	3,731,036
Finance costs	8,189	8,474	6,802
Other	548,417	606,916	675,309

Total Payments	5,445,710	5,482,979	5,678,098

Receipts
Recurrent appropriation	5,110,669	5,084,331	5,256,142
Capital appropriation	214,667	151,489	276,421
Sale of goods and services	282,893	279,989	272,870
Interest received	2,226	2,460	1,867
Grants and contributions	18,791	37,972	40,451
Cash transfers to the Crown Entity	—	(2,226)	—
Other	98,098	125,808	117,677

Total Receipts	5,727,344	5,679,823	5,965,428

Net Cash Flows From Operating Activities	281,634	196,844	287,330

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	10	2,022	7,310
Purchases of property, plant and equipment	(177,030)	(116,355)	(251,387)
Other	(33,505)	(51,712)	(30,194)

Net Cash Flows From Investing Activities	(210,525)	(166,045)	(274,271)

Cash Flows From Financing Activities
Proceeds from borrowings and advances	—	—	90
Repayment of borrowings and advances	(5,019)	(6,668)	(3,459)

Net Cash Flows From Financing Activities	(5,019)	(6,668)	(3,369)

Net Increase/(Decrease) in Cash	66,090	24,131	9,690

Opening Cash and Cash Equivalents	44,348	64,160	88,291

Closing Cash and Cash Equivalents	110,438	88,291	97,981

Cash Flow Reconciliation
Net result	107,020	10,733	179,694
Non cash items added back	176,611	175,841	180,090
Change in operating assets and liabilities	(1,997)	10,270	(72,454)

Net Cash Flows From Operating Activities	281,634	196,844	287,330

6 - 22	Budget Estimates 2014-15

Crown Solicitor’s Office

Service Group Statements

Crown Solicitor’s Office

Service description:	This service group covers the provision of tied and untied legal services to the Government. The Crown Solicitor must be engaged by government agencies to perform tied legal services described in Premier’s Memorandum 1995-39. The Crown Solicitor’s Office also competes with the private legal profession for untied legal work.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures: (a)

Average daily billable hours per solicitor	hours	5.0	4.8	5.0	5.0	5.0
Proportion of core work to total work	%	62.7	65.6	63.1	67.0	65.5

Employees:	FTE	351	329	335	335	342

(a)	These service measures were previously published in the Department of Police and Justice. Data has been reallocated to report under the Crown Solicitor’s Office due to the changes outlined in the Government Sector Employment Act 2013.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators: (a)
Total Expenses Excluding Losses	—	27,349	75,834
Total expenses include the following:
Employee related	—	13,456	38,866
Other operating expenses	—	3,422	10,136
Other expenses	—	9,865	25,412

Capital Expenditure	—	—	5,565

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 transferred the functions of the Crown Solicitor’s Office from the Department of Police and Justice to a standalone agency. The financial indicators for 2013-14 above reflect the revised estimates for the period 24 February to 30 June 2014 only.

Budget Estimates 2014-15	6 - 23

Crown Solicitor’s Office

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	—	13,456	38,866
Other operating expenses	—	3,422	10,136
Depreciation and amortisation	—	606	1,420
Other expenses	—	9,865	25,412

TOTAL EXPENSES EXCLUDING LOSSES	—	27,349	75,834

Revenue
Sales of goods and services	—	28,771	77,410
Investment revenue	—	155	351
Other revenue	—	83	54

Total Revenue	—	29,009	77,815

Net Result	—	1,660	1,981

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 transferred the functions of the Crown Solicitor’s Office from the Department of Police and Justice to a standalone agency. The financial indicators for 2013-14 above reflect the revised estimates for the period 24 February to 30 June 2014 only.

6 - 24	Budget Estimates 2014-15

Crown Solicitor’s Office

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	—	16,373	13,991
Receivables	—	16,985	16,984
Other	—	5,200	5,900

Total Current Assets	—	38,558	36,875

Non Current Assets
Property, plant and equipment -
Plant and equipment	—	1,760	1,506
Intangibles	—	986	5,385
Other	—	3,982	4,073

Total Non Current Assets	—	6,728	10,964

Total Assets	—	45,286	47,839

Liabilities
Current Liabilities
Payables	—	4,381	4,385
Provisions	—	8,952	9,670

Total Current Liabilities	—	13,333	14,055

Non Current Liabilities
Provisions	—	8,772	6,624

Total Non Current Liabilities	—	8,772	6,624

Total Liabilities	—	22,105	20,679

Net Assets	—	23,181	27,160

Equity
Accumulated funds	—	23,181	27,160

Total Equity	—	23,181	27,160

Budget Estimates 2014-15	6 - 25

Crown Solicitor’s Office

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	—	11,278	38,832
Other	—	12,366	35,778

Total Payments	—	23,644	74,610

Receipts
Sale of goods and services	—	12,122	77,395
Interest received	—	27	354
Other	—	12,229	44

Total Receipts	—	24,378	77,793

Net Cash Flows From Operating Activities	—	734	3,183

Cash Flows From Investing Activities
Purchases of property, plant and equipment	—	—	(455)
Other	—	15,639	(5,110)

Net Cash Flows From Investing Activities	—	15,639	(5,565)

Net Increase/(Decrease) in Cash	—	16,373	(2,382)

Opening Cash and Cash Equivalents	—	—	16,373

Closing Cash and Cash Equivalents	—	16,373	13,991

Cash Flow Reconciliation
Net result	—	1,660	1,981
Non cash items added back	—	606	1,420
Change in operating assets and liabilities	—	(1,532)	(218)

Net Cash Flows From Operating Activities	—	734	3,183

6 - 26	Budget Estimates 2014-15

Fire and Rescue NSW

Service Group Statements

Community Safety

Service description:	This service group covers improved risk management by ensuring effective fire prevention and developing resilient, emergency-ready communities. Activities include community education, assistance to the elderly (e.g. replacing smoke alarm batteries), premises inspections, expert advice on fire safety and special hazard facilities, and the establishment of community fire units in bushfire-risk communities.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Community safety programs delivered per permanent fire station	no.	254	245	250	250	250
Building inspections undertaken	no.	950	900	900	925	925
Fires with ignition factor determined	%	76	75	75	75	80

Employees: (a)	FTE	219	217	217	221	221

(a)	Minor adjustments to employees in earlier years due to improved data accuracy from new database management technology.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	34,266	34,207	34,610
Total expenses include the following:
Employee related	27,274	27,177	27,625
Other operating expenses	4,622	4,445	4,507

Capital Expenditure	3,346	3,322	3,674

Budget Estimates 2014-15	6 - 27

Fire and Rescue NSW

Emergency Management

Service description:	This service group covers emergency management response and recovery to provide rapid, reliable and continuous emergency assistance while ensuring the impacts of emergency incidents are minimised and emergency-related disruptions to communities, business and the environment are reduced.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Fires attended (a)	no.	25,376	30,100	30,000	25,000	30,000
Hazardous material incidents attended	no.	9,483	9,600	9,400	8,600	9,400
Non-fire rescue incidents attended	no.	5,041	5,500	5,600	4,800	5,500
Emergency medical assistance incidents attended	no.	1,052	1,150	1,200	1,100	1,200

Employees: (b)	FTE	2,680	2,661	2,661	2,652	2,652

(a)	The wide variation in fires attended is largely due to variation in weather patterns.
(b)	Revisions to historical data reflect the impact of new database management technology.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	384,714	391,399	395,963
Total expenses include the following:
Employee related	306,198	310,978	316,102
Other operating expenses	51,907	50,836	51,503

Capital Expenditure	37,552	38,023	41,990

6 - 28	Budget Estimates 2014-15

Fire and Rescue NSW

Operational Preparedness

Service description:	This service group covers the assessment of risk, development and testing of operational plans and capabilities and the provision of training for emergencies to ensure optimal preparedness for fire, accident, hazardous material, terrorist or other emergencies across the State.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Average age of fire engine pumper fleet	years	9	9	10	10	10
Accredited rescue crews	no.	181	182	184	182	182
Workers compensation claims (a)	no.	635	629	610	537	510
Average workers compensation claim costs (b)	$	15,459	12,255	6,500	10,500	9,975

Employees: (c)	FTE	1,494	1,479	1,479	1,474	1,474

(a)	Actual claim numbers have increased for previous years due to claim lodgements often several years after the actual date of injury, particularly psychological claims.
(b)	Substantial work has been undertaken in 2013-14 to ensure data accuracy and identify total claim costs. Improved claim management is assisting firefighters return to work.
(c)	Revisions to historical data reflect the impact of new database management technology.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	227,593	232,200	234,910
Total expenses include the following:
Employee related	181,145	184,495	187,534
Other operating expenses	30,706	30,154	30,551

Capital Expenditure	22,215	22,556	24,907

Budget Estimates 2014-15	6 - 29

Fire and Rescue NSW

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	514,617	522,650	531,261
Other operating expenses	87,235	85,435	86,561
Depreciation and amortisation	44,721	49,721	47,661

TOTAL EXPENSES EXCLUDING LOSSES	646,573	657,806	665,483

Revenue
Sales of goods and services	10,459	11,513	10,695
Investment revenue	5,713	6,284	5,819
Retained taxes, fees and fines	467,123	470,398	473,739
Grants and contributions	160,187	163,701	164,872
Other revenue	7,045	19,882	11,272

Total Revenue	650,527	671,778	666,397

Net Result	3,954	13,972	914

6 - 30	Budget Estimates 2014-15

Fire and Rescue NSW

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	100,634	149,932	125,399
Receivables	13,180	13,177	13,177
Inventories	1,516	1,485	1,485
Other	83	83	83

Total Current Assets	115,413	164,677	140,144

Non Current Assets
Property, plant and equipment -
Land and building	341,552	390,269	414,169
Plant and equipment	230,034	209,129	207,686
Intangibles	38,624	45,410	45,863

Total Non Current Assets	610,210	644,808	667,718

Total Assets	725,623	809,485	807,862

Liabilities
Current Liabilities
Payables	28,635	41,807	41,807
Provisions	104,499	120,149	117,612

Total Current Liabilities	133,134	161,956	159,419

Non Current Liabilities
Provisions	45,507	54,166	54,166

Total Non Current Liabilities	45,507	54,166	54,166

Total Liabilities	178,641	216,122	213,585

Net Assets	546,982	593,363	594,277

Equity
Reserves	244,163	292,696	292,696
Accumulated funds	302,819	300,667	301,581

Total Equity	546,982	593,363	594,277

Budget Estimates 2014-15	6 - 31

Fire and Rescue NSW

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	517,174	525,207	533,798
Other	86,934	85,134	86,241

Total Payments	604,108	610,341	620,039

Receipts
Sale of goods and services	10,139	11,193	10,375
Interest received	5,713	6,284	5,819
Retained taxes, fees and fines	450,403	446,506	451,530
Grants and contributions	89,259	92,812	93,190
Other	94,693	114,663	105,163

Total Receipts	650,207	671,458	666,077

Net Cash Flows From Operating Activities	46,099	61,117	46,038

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	700	—
Purchases of property, plant and equipment	(53,059)	(50,937)	(65,985)
Other	(10,054)	(12,964)	(4,586)

Net Cash Flows From Investing Activities	(63,113)	(63,201)	(70,571)

Cash Flows From Financing Activities
Proceeds from borrowings and advances	358	358	358
Repayment of borrowings and advances	(358)	(358)	(358)

Net Increase/(Decrease) in Cash	(17,014)	(2,084)	(24,533)

Opening Cash and Cash Equivalents	117,648	152,016	149,932

Closing Cash and Cash Equivalents	100,634	149,932	125,399

Cash Flow Reconciliation
Net result	3,954	13,972	914
Non cash items added back	44,721	49,721	47,661
Change in operating assets and liabilities	(2,576)	(2,576)	(2,537)

Net Cash Flows From Operating Activities	46,099	61,117	46,038

6 - 32	Budget Estimates 2014-15

Information and Privacy Commission

Service Group Statements

Information and Privacy Commission

Service description:	This service group covers the provision of assistance and advice to agencies and the public, the conduct of legislative and administrative reviews, and other activities to ensure compliance with the Government Information (Public Access) Act 2009 and NSW privacy legislation.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Number of GIPA reviews undertaken (a)	no.	280	237	270	450	450
Number of GIPA complaints Investigated (a)	no.	79	58	55	50	50
Number of hits on the Information and Privacy Commission website	thous	276	257	250	265	350
Number of Formal Privacy matters handled (b)	no.	448	439	376	248	250

Employees:	FTE	33	25	28	29	29

(a)	This measure is dependent upon the number of applications received relating to the Government Information (Public Access) Act 2009 (referred to as the GIPA Act).
(b)	This measure is dependent upon the number of privacy reviews and complaints handled by the Information and Privacy Commission.

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	5,362	5,112	5,411
Total expenses include the following:
Employee related	3,605	3,522	3,782
Other operating expenses	1,585	1,395	1,429

Capital Expenditure	150	117	483

Budget Estimates 2014-15	6 - 33

Information and Privacy Commission

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	3,605	3,522	3,782
Other operating expenses	1,585	1,395	1,429
Depreciation and amortisation	172	195	200

TOTAL EXPENSES EXCLUDING LOSSES	5,362	5,112	5,411

Revenue
Investment revenue	36	36	35
Grants and contributions	5,226	5,193	5,576
Acceptance by Crown Entity of employee benefits and other liabilities	111	225	113
Other revenue	—	4	—

Total Revenue	5,373	5,458	5,724

Net Result	11	346	313

6 - 34	Budget Estimates 2014-15

Information and Privacy Commission

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	664	1,395	1,407
Receivables	30	44	44

Total Current Assets	694	1,439	1,451

Non Current Assets
Property, plant and equipment -
Plant and equipment	138	142	116
Intangibles	999	828	1,137

Total Non Current Assets	1,137	970	1,253

Total Assets	1,831	2,409	2,704

Liabilities
Current Liabilities
Payables	426	369	369
Provisions	285	222	204

Total Current Liabilities	711	591	573

Non Current Liabilities
Provisions	90	89	89

Total Non Current Liabilities	90	89	89

Total Liabilities	801	680	662

Net Assets	1,030	1,729	2,042

Equity
Accumulated funds	1,030	1,729	2,042

Total Equity	1,030	1,729	2,042

Budget Estimates 2014-15	6 - 35

Information and Privacy Commission

Cash Flow Statement

	——2013-14——		2014-15 Budget $000
	Budget $000	Revised $000

Cash Flows From Operating Activities
Payments
Employee related	3,513	3,313	3,687
Other	2,557	2,004	2,108

Total Payments	6,070	5,317	5,795

Receipts
Interest received	36	36	35
Grants and contributions	5,226	5,193	5,576
Other	972	610	679

Total Receipts	6,234	5,839	6,290

Net Cash Flows From Operating Activities	164	522	495

Cash Flows From Investing Activities
Purchases of property, plant and equipment	—	(28)	—
Other	(150)	(89)	(483)

Net Cash Flows From Investing Activities	(150)	(117)	(483)

Net Increase/(Decrease) in Cash	14	405	12

Opening Cash and Cash Equivalents	650	990	1,395

Closing Cash and Cash Equivalents	664	1,395	1,407

Cash Flow Reconciliation
Net result	11	346	313
Non cash items added back	172	195	200
Change in operating assets and liabilities	(19)	(19)	(18)

Net Cash Flows From Operating Activities	164	522	495

6 - 36	Budget Estimates 2014-15

Legal Aid Commission of New South Wales

Service Group Statements

Criminal Law Services

Service description:	This service group covers the provision of legal assistance and counsel to those facing criminal charges. This assistance ranges from advice, information and duty services for more minor criminal law matters, through to representation by barristers in extended and complex trials where clients who are found guilty may face very heavy penalties.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Legal representation:
In-house	no.	9,110	9,228	9,300	8,600	8,600
Assigned	no.	14,655	14,666	14,200	13,200	13,300
Duty appearances:
In-house	no.	97,777	97,356	98,000	102,900	103,400
Assigned	no.	51,857	52,177	54,000	50,200	50,000
Legal advice and minor assistance (a)	no.	32,309	34,606	36,200	32,700	33,000
General information services	no.	268,846	296,655	225,000	299,600	300,000

Employees:	FTE	426	427	428	422	422

(a)	Legal advice is provided by legal practitioners. Where minor assistance is provided, it is usually associated with an advice service.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	120,947	117,345	128,150
Total expenses include the following:
Employee related	45,933	45,218	46,574
Other operating expenses	9,264	9,399	9,350
Grants and subsidies	17	147	17
Other expenses	63,551	60,118	70,226

Capital Expenditure	2,109	2,109	1,916

Budget Estimates 2014-15	6 - 37

Legal Aid Commission of New South Wales

Civil Law Services

Service description:	This service group covers the provision of legal services in matters such as housing, mental health, consumer and human rights law. The assistance ranges from relatively straightforward advice and information services, through to legal representation in lengthy and complex court cases.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Legal representation:
In-house	no.	932	790	800	760	800
Assigned	no.	945	588	600	560	600
Duty appearances:
In-house	no.	3,655	2,743	2,800	3,000	3,000
Assigned	no.	9,824	10,693	11,200	11,200	11,200
Legal advice and minor assistance (a)	no.	37,750	49,214	48,000	57,400	57,400
General information services	no.	193,029	190,829	186,000	176,500	179,000

Employees:	FTE	188	190	190	196	196

(a)	Legal advice is provided by legal practitioners. Where minor assistance is provided, it is usually associated with an advice service.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	31,744	32,264	34,659
Total expenses include the following:
Employee related	18,784	20,685	21,066
Other operating expenses	4,465	4,466	4,550
Grants and subsidies	383	584	454
Other expenses	7,144	5,409	7,656

Capital Expenditure	936	937	903

6 - 38	Budget Estimates 2014-15

Legal Aid Commission of New South Wales

Family Law Services

Service description:	This service group covers the provision of assistance to families in dispute over areas such as separation, divorce and parenting arrangements. It also assists in matters where the State seeks to take children thought to be at risk of abuse and neglect into care.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Legal representation:
In-house	no.	2,777	2,594	2,800	2,300	2,400
Assigned	no.	10,332	10,134	10,000	11,500	11,500
Duty appearances:
In-house	no.	6,766	7,253	7,800	7,500	7,600
Assigned	no.	1,865	1,966	2,000	2,500	2,700
Legal advice and minor assistance (a)	no.	41,288	44,899	46,000	46,900	47,000
General information services	no.	147,424	146,259	143,000	134,800	136,000

Employees:	FTE	260	255	256	256	256

(a)	Legal advice is provided by legal practitioners. Where minor assistance is provided, it is usually associated with an advice service.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	67,576	64,976	77,626
Total expenses include the following:
Employee related	27,729	26,885	33,110
Other operating expenses	5,693	6,220	6,758
Grants and subsidies	17	279	660
Other expenses	32,833	30,132	35,604

Capital Expenditure	1,261	1,260	1,444

Budget Estimates 2014-15	6 - 39

Legal Aid Commission of New South Wales

Community Partnerships

Service description:	This service group covers funding of community organisations for specific purposes. It includes providing legal assistance to disadvantaged people, undertaking law reform activities, and providing specialised court-based assistance for women and children seeking legal protection from domestic violence.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Local Courts served by Women’s
Domestic Violence Court
Advocacy Program	no.	108	108	108	114	114
Community Legal Centre cases opened	no.	10,114	9,461	10,000	9,500	9,200
Community Legal Centre advice services	no.	62,526	64,902	62,000	65,000	62,000

Employees:	FTE	9	9	9	10	10

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	26,914	29,539	30,651
Total expenses include the following:
Employee related	2,032	2,145	2,176
Other operating expenses	568	831	914
Grants and subsidies	24,139	26,276	27,310
Other expenses	129	136	161

Capital Expenditure	44	44	87

6 - 40	Budget Estimates 2014-15

Legal Aid Commission of New South Wales

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	94,478	94,933	102,926
Other operating expenses	19,990	20,916	21,572
Depreciation and amortisation	4,500	5,197	4,500
Grants and subsidies	24,556	27,286	28,441
Finance costs	—	(3)	—
Other expenses	103,657	95,795	113,647

TOTAL EXPENSES EXCLUDING LOSSES	247,181	244,124	271,086

Revenue
Sales of goods and services	4,148	4,656	4,160
Investment revenue	2,985	3,450	3,400
Grants and contributions	239,468	238,707	259,837
Other revenue	318	355	324

Total Revenue	246,919	247,168	267,721

Gain/(loss) on disposal of non current assets	35	(10)	35
Other gains/(losses)	(200)	(474)	(200)

Net Result	(427)	2,560	(3,530)

Budget Estimates 2014-15	6 - 41

Legal Aid Commission of New South Wales

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	78,056	85,350	81,795
Receivables	4,799	3,824	3,824

Total Current Assets	82,855	89,174	85,619

Non Current Assets
Receivables	2,221	1,867	1,867
Property, plant and equipment -
Land and building	7,157	6,383	5,838
Plant and equipment	5,044	3,707	3,482
Intangibles	892	2,627	3,247

Total Non Current Assets	15,314	14,584	14,434

Total Assets	98,169	103,758	100,053

Liabilities
Current Liabilities
Payables	15,229	13,946	14,244
Provisions	65,398	53,250	52,777

Total Current Liabilities	80,627	67,196	67,021

Non Current Liabilities
Provisions	4,450	3,555	3,555
Other	54	274	274

Total Non Current Liabilities	4,504	3,829	3,829

Total Liabilities	85,131	71,025	70,850

Net Assets	13,038	32,733	29,203

Equity
Accumulated funds	13,038	32,733	29,203

Total Equity	13,038	32,733	29,203

6 - 42	Budget Estimates 2014-15

Legal Aid Commission of New South Wales

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	95,111	94,606	103,101
Grants and subsidies	24,556	27,286	28,441
Other	138,230	132,586	149,995

Total Payments	257,897	254,478	281,537

Receipts
Sale of goods and services	3,948	4,182	3,960
Interest received	2,985	3,450	3,400
Grants and contributions	201,583	200,822	228,566
Other	52,786	53,136	46,371

Total Receipts	261,302	261,590	282,297

Net Cash Flows From Operating Activities	3,405	7,112	760

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	35	14	35
Purchases of property, plant and equipment	(3,950)	(3,338)	(2,600)
Other	(400)	(1,012)	(1,750)

Net Cash Flows From Investing Activities	(4,315)	(4,336)	(4,315)

Net Increase/(Decrease) in Cash	(910)	2,776	(3,555)

Opening Cash and Cash Equivalents	78,966	82,574	85,350

Closing Cash and Cash Equivalents	78,056	85,350	81,795

Cash Flow Reconciliation
Net result	(427)	2,560	(3,530)
Non cash items added back	4,500	5,197	4,500
Change in operating assets and liabilities	(668)	(645)	(210)

Net Cash Flows From Operating Activities	3,405	7,112	760

Budget Estimates 2014-15	6 - 43

Ministry for Police and Emergency Services

Service Group Statements

Policy and Finance

Service description:	This service group provides independent policy advice and development on issues affecting the Police and Emergency Services portfolio and the ministerial and Parliamentary functions of the Minister for Police and Emergency Services. It provides finance and corporate governance support. It also coordinates the portfolio and liaises with external agencies.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Cabinet minutes developed	no.	23	27	25	25	30
Replies to Parliamentary questions	no.	335	433	300	282	300
Replies to letters	no.	5,550	4,110	4,000	3,500	3,000
Letters responded to within the required time frame	%	95	95	95	95	95

Employees:	FTE	36	38	34	37	36

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses (a)	10,984	21,356	20,318
Total expenses include the following:
Employee related	4,989	4,995	5,084
Other operating expenses	1,388	2,871	2,580
Grants and subsidies	4,396	13,068	12,162

Capital Expenditure	580	100	3,174

(a)	The increase in 2013-14 Revised is due to the reallocation of funds between Service Groups, with all rental costs moved to Policy and Finance.

6 - 44	Budget Estimates 2014-15

Ministry for Police and Emergency Services

Counter Terrorism and Disaster Resilience

Service description:	This service group initiates policies to improve emergency management through the prevention, preparedness, response and recovery phases. It also provides policy advice and support to the State Emergency Management Committee (SEMC), the State Rescue Board (SRB), the State Emergency Operations Controller and the State Emergency Recovery Controller.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Disaster resilience grants schemes administered	no.	8	8	7	8	8
SEMC and SRB meetings supported	no.	8	8	8	8	8
Support to emergency management operations	no.	166	223	100	89	163
Training courses, workshops and exercises delivered	no.	107	111	150	108	100

Employees:	FTE	47	42	42	40	39

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses (a)	45,327	22,163	35,805
Total expenses include the following:
Employee related	6,092	6,086	6,127
Other operating expenses	6,047	4,009	8,106
Grants and subsidies	32,977	12,068	21,572

(a)	The decrease in 2013-14 Revised is due to the reallocation to Policy and Finance, and rephasing of the Natural Disaster Resilience program.

Budget Estimates 2014-15	6 - 45

Ministry for Police and Emergency Services

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	11,081	11,081	11,211
Other operating expenses	7,435	6,880	10,686
Depreciation and amortisation	422	422	492
Grants and subsidies	37,373	25,136	33,734

TOTAL EXPENSES EXCLUDING LOSSES	56,311	43,519	56,123

Revenue
Investment revenue	287	600	116
Grants and contributions	54,072	35,321	53,373
Acceptance by Crown Entity of employee benefits and other liabilities	510	513	521
Other revenue	206	748	414

Total Revenue	55,075	37,182	54,424

Gain/(loss) on disposal of non current assets	—	12	—

Net Result	(1,236)	(6,325)	(1,699)

6 - 46	Budget Estimates 2014-15

Ministry for Police and Emergency Services

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	14,416	13,369	8,916
Receivables	2,427	570	571

Total Current Assets	16,843	13,939	9,487

Non Current Assets
Property, plant and equipment -
Land and building	486	51	2,701
Plant and equipment	154	101	133
Intangibles	9	28	28

Total Non Current Assets	649	180	2,862

Total Assets	17,492	14,119	12,349

Liabilities
Current Liabilities
Payables	1,318	1,090	1,072
Provisions	453	1,515	1,462

Total Current Liabilities	1,771	2,605	2,534

Non Current Liabilities
Provisions	476	14	14
Other	—	182	182

Total Non Current Liabilities	476	196	196

Total Liabilities	2,247	2,801	2,730

Net Assets	15,245	11,318	9,619

Equity
Accumulated funds	15,245	11,318	9,619

Total Equity	15,245	11,318	9,619

Budget Estimates 2014-15	6 - 47

Ministry for Police and Emergency Services

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	9,830	10,755	10,761
Grants and subsidies	37,373	25,136	33,734
Other	8,363	6,880	10,686

Total Payments	55,566	42,771	55,181

Receipts
Interest received	287	600	116
Grants and contributions	54,072	35,321	53,373
Other	382	924	413

Total Receipts	54,741	36,845	53,902

Net Cash Flows From Operating Activities	(825)	(5,926)	(1,279)

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	12	—
Purchases of property, plant and equipment	(580)	(90)	(3,174)
Other	—	(10)	—

Net Cash Flows From Investing Activities	(580)	(88)	(3,174)

Net Increase/(Decrease) in Cash	(1,405)	(6,014)	(4,453)

Opening Cash and Cash Equivalents	15,821	19,383	13,369

Closing Cash and Cash Equivalents	14,416	13,369	8,916

Cash Flow Reconciliation
Net result	(1,236)	(6,325)	(1,699)
Non cash items added back	422	422	492
Change in operating assets and liabilities	(11)	(23)	(72)

Net Cash Flows From Operating Activities	(825)	(5,926)	(1,279)

6 - 48	Budget Estimates 2014-15

New South Wales Crime Commission

Service Group Statements

Criminal Investigations and Confiscation of Assets

Service description:	This service group covers the collection of evidence and intelligence for the prosecution of serious criminal offenders and the disruption of organised crime. It also covers the restraint and confiscation of assets accumulated through the conduct of criminal activities.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Charges (a)	no.	445	684	750	700	750
Restraining orders	no.	82	61	80	80	85
Asset forfeiture orders	no.	27	36	50	50	50
Proceeds assessment orders	no.	40	36	40	45	50
Unexplained wealth orders	no.	n.a.	3	5	3	5

Employees:	FTE	108	145	133	123	126

(a)	The name of this service measure was referred to as ‘Arrests’ prior to the 2013-14 Budget papers.

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	23,604	23,184	24,085
Total expenses include the following:
Employee related	16,802	16,742	17,004
Other operating expenses	5,497	5,637	5,801
Other expenses	25	25	—

Capital Expenditure	4,482	4,189	1,782

Budget Estimates 2014-15	6 - 49

New South Wales Crime Commission

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	16,802	16,742	17,004
Other operating expenses	5,497	5,637	5,801
Depreciation and amortisation	1,280	780	1,280
Other expenses	25	25	—

TOTAL EXPENSES EXCLUDING LOSSES	23,604	23,184	24,085

Revenue
Sales of goods and services	50	90	51
Investment revenue	110	110	50
Grants and contributions	25,724	24,536	23,547
Acceptance by Crown Entity of employee benefits and other liabilities	626	456	387

Total Revenue	26,510	25,192	24,035

Gain/(loss) on disposal of non current assets	—	(1)	—

Net Result	2,906	2,007	(50)

6 - 50	Budget Estimates 2014-15

New South Wales Crime Commission

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	2,374	1,918	1,675
Receivables	602	671	874
Other	—	5	5

Total Current Assets	2,976	2,594	2,554

Non Current Assets
Receivables	354	454	500
Property, plant and equipment -
Land and building	71	110	110
Plant and equipment	1,882	5,044	5,244
Intangibles	3,992	923	1,225

Total Non Current Assets	6,299	6,531	7,079

Total Assets	9,275	9,125	9,633

Liabilities
Current Liabilities
Payables	623	791	1,119
Borrowings at amortised cost	226	177	177
Provisions	2,041	1,752	1,982

Total Current Liabilities	2,890	2,720	3,278

Non Current Liabilities
Borrowings at amortised cost	197	316	316
Provisions	18	22	22

Total Non Current Liabilities	215	338	338

Total Liabilities	3,105	3,058	3,616

Net Assets	6,170	6,067	6,017

Equity
Accumulated funds	6,170	6,067	6,017

Total Equity	6,170	6,067	6,017

Budget Estimates 2014-15	6 - 51

New South Wales Crime Commission

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	15,934	16,044	16,383
Other	5,888	6,028	5,886

Total Payments	21,822	22,072	22,269

Receipts
Sale of goods and services	60	100	7
Interest received	110	110	50
Grants and contributions	25,724	24,536	23,547
Other	333	333	204

Total Receipts	26,227	25,079	23,808

Net Cash Flows From Operating Activities	4,405	3,007	1,539

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(1,282)	(4,029)	(892)
Other	(3,200)	(160)	(890)

Net Cash Flows From Investing Activities	(4,482)	(4,189)	(1,782)

Net Increase/(Decrease) in Cash	(77)	(1,182)	(243)

Opening Cash and Cash Equivalents	2,451	3,100	1,918

Closing Cash and Cash Equivalents	2,374	1,918	1,675

Cash Flow Reconciliation
Net result	2,906	2,007	(50)
Non cash items added back	1,280	780	1,280
Change in operating assets and liabilities	219	220	309

Net Cash Flows From Operating Activities	4,405	3,007	1,539

6 - 52	Budget Estimates 2014-15

NSW Police Force

Service Group Statements

		2011-12	2012-13	2013-14	2014-15
	Units	Actual	Actual	Revised	Forecast

Average Staffing across all Service Groups:

Total NSW Police (sworn and civilian)	FTE	19,262	19,609	19,691	19,812
Total actual police positions at Operational Commands (a)%		97	98	98	98

(a)	During the 2014-15 financial year the authorised strength of police officers will increase by 209 from 16,356 to 16,565.

Community Support

Service description:	This service group covers the provision of effective, timely and flexible 24-hour response to incidents, emergencies and public events. It also includes reduction of incentives and opportunities to commit crime, the provision of a highly visible police presence, and liaison/partnerships with the community and government organisations concerned with maintaining peace, order and public safety.

	2011-12	2012-13	2013-14	2013-14	2014-15
Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Urgent calls responded to within target time (a)%	78	78	80	80	80
People feel safe walking/jogging by themselves in their neighbourhood at night (b)%	58	58	61	61	61

(a)	Target time for urgent calls is 12 minutes.
(b)	Data sourced from the National Survey of Community Satisfaction with Policing.

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	1,748,521	1,747,811	1,751,027
Total expenses include the following:
Employee related	1,298,685	1,303,271	1,352,488
Other operating expenses	229,382	230,143	224,082
Grants and subsidies	130,928	130,446	87,072
Other expenses	1,374	1,266	1,396

Capital Expenditure	75,657	68,444	91,493

Budget Estimates 2014-15	6 - 53

NSW Police Force

Criminal Investigation

Service description:	This service group covers the detection and investigation of crime, the provision of forensic services and provides for the arrest or other relevant action in respect of offenders. It also includes specialist activities to target organised criminal activities and criminal groups, maintenance of forensic databases and criminal records, and liaison with other law enforcement agencies.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Legal actions excluding infringement notices (a)	thous	152	154	154	157	157

(a)	Excludes non-NSW charges and charges for breach of bail.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	983,124	1,070,118	1,072,089
Total expenses include the following:
Employee related	730,202	797,944	828,081
Other operating expenses	128,973	140,908	137,196
Grants and subsidies	73,614	79,867	53,310
Other expenses	772	775	855

Capital Expenditure	42,540	39,954	56,020

6 - 54	Budget Estimates 2014-15

NSW Police Force

Traffic and Commuter Services

Service description:	This service group covers the patrol of roads, highways and public transport corridors, the investigation of major vehicle crashes, the detection of traffic and transport offences (particularly those involving alcohol or drugs and speed), and the supervision of peak traffic flows. It also includes liaison/partnerships with community and government bodies concerned with road safety, traffic management and public transport.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Random breath tests undertaken	mill	4.3	4.9	4.4	5.4	5.4
Charges for prescribed concentration of alcohol	thous	20	20	20	20	20
Traffic infringement notices	thous	592	594	600	614	614

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	406,399	358,358	360,358
Total expenses include the following:
Employee related	304,813	271,919	282,862
Other operating expenses	51,802	44,751	43,574
Grants and subsidies	29,567	25,365	16,931
Other expenses	310	246	271

Capital Expenditure	17,086	14,535	17,791

(a)	While officer numbers have increased, the reduction reflects efficiencies gained from the creation of a centralised Traffic and Highway Patrol Command.

Budget Estimates 2014-15	6 - 55

NSW Police Force

Judicial Support

Service description:	This service group covers judicial and custodial services, the prosecution of offenders, presentation of evidence at court, including coronial inquiries, the provision of police transport and custody for people under police supervision, and the provision of a high level of support to victims and witnesses.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Juvenile diversions as a proportion of juvenile offenders to court	%	61	59	58	58	58
Legal actions where alleged offenders are proceeded against to court (a)	thous	126	128	129	131	131

(a)	Excludes non-NSW charges and charges for breach of bail.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	254,235	234,035	234,467
Total expenses include the following:
Employee related	188,828	174,511	181,104
Other operating expenses	33,354	30,818	30,003
Grants and subsidies	19,036	17,467	11,659
Other expenses	200	169	187

Capital Expenditure	11,002	9,616	12,252

(a)	The decrease in Judicial Support reflects a shift in hours to other Service Groups. Efficiencies have been gained through police officers now being able to give evidence at court by using audio visual links, enabling them to be rostered for operational duties, rather than attend in person.

6 - 56	Budget Estimates 2014-15

NSW Police Force

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	2,522,528	2,547,645	2,644,535
Other operating expenses	443,511	446,620	434,855
Depreciation and amortisation	159,738	149,738	156,169
Grants and subsidies	253,145	253,145	168,972
Finance costs	10,701	10,718	10,701
Other expenses	2,656	2,456	2,709

TOTAL EXPENSES EXCLUDING LOSSES	3,392,279	3,410,322	3,417,941

Revenue
Sales of goods and services	33,343	38,602	34,094
Investment revenue	2,773	3,773	2,835
Grants and contributions	3,137,062	3,139,704	3,174,937
Acceptance by Crown Entity of employee benefits and other liabilities	168,182	156,182	167,387
Other revenue	31,513	31,344	31,783

Total Revenue	3,372,873	3,369,605	3,411,036

Gain/(loss) on disposal of non current assets	(918)	(1,797)	(918)
Other gains/(losses)	(10)	(32)	(10)

Net Result	(20,334)	(42,546)	(7,833)

Budget Estimates 2014-15	6 - 57

NSW Police Force

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	78,288	86,063	73,920
Receivables	70,735	86,985	75,462
Assets held for sale	1,791	—	—

Total Current Assets	150,814	173,048	149,382

Non Current Assets
Receivables	30,839	24,600	24,600
Property, plant and equipment -
Land and building	1,256,919	1,273,248	1,296,851
Plant and equipment	264,208	274,063	273,601
Intangibles	107,501	117,079	112,936

Total Non Current Assets	1,659,467	1,688,990	1,707,988

Total Assets	1,810,281	1,862,038	1,857,370

Liabilities
Current Liabilities
Payables	110,138	112,138	125,715
Borrowings at amortised cost	8,989	8,989	10,245
Provisions	371,013	366,778	359,327
Other	149	149	149

Total Current Liabilities	490,289	488,054	495,436

Non Current Liabilities
Borrowings at amortised cost	146,057	146,057	135,812
Provisions	70,554	76,799	79,898
Other	284	284	213

Total Non Current Liabilities	216,895	223,140	215,923

Total Liabilities	707,184	711,194	711,359

Net Assets	1,103,097	1,150,844	1,146,011

Equity
Reserves	446,449	474,775	477,775
Accumulated funds	656,648	676,069	668,236

Total Equity	1,103,097	1,150,844	1,146,011

6 - 58	Budget Estimates 2014-15

NSW Police Force

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	2,334,269	2,400,740	2,462,983
Grants and subsidies	253,145	253,145	168,972
Finance costs	10,701	10,718	10,701
Other	515,494	486,590	500,698

Total Payments	3,113,609	3,151,193	3,143,354

Receipts
Sale of goods and services	25,493	29,913	47,594
Interest received	3,313	4,301	2,888
Grants and contributions	3,136,679	3,139,419	3,174,545
Other	93,154	107,098	88,258

Total Receipts	3,258,639	3,280,731	3,313,285

Net Cash Flows From Operating Activities	145,030	129,538	169,931

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	1,734	1,234	4,471
Purchases of property, plant and equipment	(132,551)	(121,780)	(159,778)
Other	(13,734)	(13,746)	(17,778)

Net Cash Flows From Investing Activities	(144,551)	(134,292)	(173,085)

Cash Flows From Financing Activities
Repayment of borrowings and advances	(7,811)	(7,811)	(8,989)

Net Cash Flows From Financing Activities	(7,811)	(7,811)	(8,989)

Net Increase/(Decrease) in Cash	(7,332)	(12,565)	(12,143)

Opening Cash and Cash Equivalents	85,620	98,628	86,063

Closing Cash and Cash Equivalents	78,288	86,063	73,920

Cash Flow Reconciliation
Net result	(20,334)	(42,546)	(7,833)
Non cash items added back	159,738	148,250	156,169
Change in operating assets and liabilities	5,626	23,834	21,595

Net Cash Flows From Operating Activities	145,030	129,538	169,931

Budget Estimates 2014-15	6 - 59

Office of the NSW Rural Fire Service

Service Group Statements

Community Safety

Service description:	This service group protects the community by enhancing community awareness of and participation in fire risk reduction, and reducing the environmental impact of the Rural Fire Service’s bushfire response activities.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:
Community education programs - properties protected	no.	59,102	60,084	56,910	55,000	55,500
Development control assessments - properties protected (a)	no.	45,408	40,673	30,000	42,644	35,000

Employees:	FTE	41	47	38	50	50

(a)	Severe bushfires across New South Wales led to a significant increase in the 2013-14 Revised numbers of protected properties.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	23,848	26,804	24,947
Total expenses include the following:
Employee related	2,930	3,855	3,948
Other operating expenses	5,845	5,499	5,650
Grants and subsidies	15,029	17,429	15,330

6 - 60	Budget Estimates 2014-15

Office of the NSW Rural Fire Service

Emergency Bush Fire Response Operations

Service description:	This service group provides rapid and effective emergency response to incidents in bushfire prone areas to minimise injury and loss to the community.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Operation plans approved by Bushfire Coordinating Committee	%	100	100	100	100	100
Volunteer Competency Index - for three principal qualifications	%	94	85	90	85	90

Employees: (a)	FTE	755	703	730	696	714

(a)	The decline in FTEs for 2013-14 Revised relates to changes in reporting lines for a number of positions. Positions deemed ancillary, rather than operational, have been transferred to other Service Groups, which is reflected in the increases to staff numbers and funding to these areas.

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	266,291	381,096	260,434
Total expenses include the following:
Employee related	72,947	74,011	77,162
Other operating expenses	48,665	33,459	40,187
Grants and subsidies (a)	135,978	263,573	133,715
Other expenses	5,871	6,354	5,988

Capital Expenditure	11,963	15,131	9,863

(a)	A large number of bushfires across New South Wales, including the October 2013 Blue Mountains bushfires, led to significant response services expenditure in 2013-14. This returns to a more normal trend in 2014-15.

Budget Estimates 2014-15	6 - 61

Office of the NSW Rural Fire Service

Operational and Administrative Support

Service description:	This service group provides management and administrative support functions including financial, human resource and operational support, firefighting fleet maintenance, and strategy and policy development.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

District community education strategies submitted by due date	%	100	100	100	100	100
Fire code development application approvals for buildings completed in 14 days	%	49	74	70	57	70

Employees:	FTE	151	139	120	141	141

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	40,977	44,313	47,500
Total expenses include the following:
Employee related	17,208	19,219	19,705
Other operating expenses	20,479	21,765	25,032
Grants and subsidies	1,573	1,530	1,573

Capital Expenditure	—	230	—

6 - 62	Budget Estimates 2014-15

Office of the NSW Rural Fire Service

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	93,085	97,085	100,815
Other operating expenses	74,989	60,723	70,869
Depreciation and amortisation	4,591	5,519	4,591
Grants and subsidies (a)	152,580	282,532	150,618
Other expenses	5,871	6,354	5,988

TOTAL EXPENSES EXCLUDING LOSSES	331,116	452,213	332,881

Revenue
Sales of goods and services	427	3,904	437
Investment revenue	—	—	720
Retained taxes, fees and fines	209,464	209,464	210,371
Grants and contributions	76,145	217,804	76,879
Acceptance by Crown Entity of employee benefits and other liabilities	—	—	671
Other revenue	8,165	6,494	7,961

Total Revenue	294,201	437,666	297,039

Other gains/(losses)	—	(14)	—

Net Result	(36,915)	(14,561)	(35,842)

(a)	A large number of bushfires across New South Wales, including the October 2013 Blue Mountains bushfires, led to significant response services expenditure in 2013-14. This returns to a more normal trend in 2014-15.

Budget Estimates 2014-15	6 - 63

Office of the NSW Rural Fire Service

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	5,350	30,663	5,053
Receivables	3,264	3,872	3,872

Total Current Assets	8,614	34,535	8,925

Non Current Assets
Property, plant and equipment -
Land and building	219	228	—
Plant and equipment	20,362	23,204	23,835
Infrastructure systems	—	1,647	1,647
Intangibles	210	955	844

Total Non Current Assets	20,791	26,034	26,326

Total Assets	29,405	60,569	35,251

Liabilities
Current Liabilities
Payables	18,714	18,717	29,316
Provisions	24,955	24,955	24,955
Other	—	75	75

Total Current Liabilities	43,669	43,747	54,346

Non Current Liabilities
Provisions	24,044	17,881	17,881
Other	—	506	431

Total Non Current Liabilities	24,044	18,387	18,312

Total Liabilities	67,713	62,134	72,658

Net Assets	(38,308)	(1,565)	(37,407)

Equity
Accumulated funds	(38,308)	(1,565)	(37,407)

Total Equity	(38,308)	(1,565)	(37,407)

6 - 64	Budget Estimates 2014-15

Office of the NSW Rural Fire Service

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	93,087	96,622	100,144
Grants and subsidies	118,291	245,560	115,546
Other	122,072	137,524	107,880

Total Payments	333,450	479,706	323,570

Receipts
Sale of goods and services	427	8,786	437
Interest received	—	—	720
Retained taxes, fees and fines	209,464	209,464	210,371
Grants and contributions	42,865	184,308	43,454
Other	47,995	67,490	47,861

Total Receipts	300,751	470,048	302,843

Net Cash Flows From Operating Activities	(32,699)	(9,658)	(20,727)

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	4,980	4,980	4,980
Purchases of property, plant and equipment	(11,963)	(15,131)	(9,863)
Other	—	(230)	—

Net Cash Flows From Investing Activities	(6,983)	(10,381)	(4,883)

Net Increase/(Decrease) in Cash	(39,682)	(20,039)	(25,610)

Opening Cash and Cash Equivalents	45,032	50,702	30,663

Closing Cash and Cash Equivalents	5,350	30,663	5,053

Cash Flow Reconciliation
Net result	(36,915)	(14,561)	(35,842)
Non cash items added back	4,591	5,519	4,591
Change in operating assets and liabilities	(375)	(616)	10,524

Net Cash Flows From Operating Activities	(32,699)	(9,658)	(20,727)

Budget Estimates 2014-15	6 - 65

Office of the NSW State Emergency Service

Service Group Statements

Community and Organisational Preparedness

Service description:	This service group covers the preparedness and resilience of both communities and volunteers when preparing for and dealing with the impact of storms, floods, tsunamis and other emergency situations.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Number of cadets trained	no.	395	449	680	470	500
Number of FloodSafe brochures distributed	no.	24,000	43,000	25,000	46,000	30,000
Percentage of volunteers with fully qualified Storm Water Damage training.	%	31.3	42.7	41.0	43.0	45.0

Employees:	FTE	86	99	114	99	99

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	15,873	17,721	17,908
Total expenses include the following:
Employee related	8,233	8,233	8,640
Other operating expenses	6,657	8,505	8,285
Grants and subsidies	983	983	983

Capital Expenditure	973	—	—

6 - 66	Budget Estimates 2014-15

Office of the NSW State Emergency Service

Emergency Management

Service description:	This service group covers the capacity and capability to deliver emergency management services to reduce or mitigate property damage, injury and loss of life among the community and volunteers.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Emergency calls answered within 20 seconds	%	100	100	100	100	100
Flood response tasks (a)	no.	6,737	1,231	N/A	N/A	N/A
Storm response tasks (a)	no.	21,030	22,069	N/A	N/A	N/A

Employees:	FTE	159	184	180	184	184

(a)	These figures cannot be forecast because the frequency and severity of weather events are unpredictable.

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	68,411	66,968	68,751
Total expenses include the following:
Employee related	24,694	24,694	25,909
Other operating expenses	30,302	28,940	28,661
Grants and subsidies	7,947	7,958	7,947

Capital Expenditure	9,365	7,138	14,081

Budget Estimates 2014-15	6 - 67

Office of the NSW State Emergency Service

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	32,927	32,927	34,549
Other operating expenses	36,959	37,445	36,946
Depreciation and amortisation	5,468	5,376	6,234
Grants and subsidies	8,930	8,941	8,930

TOTAL EXPENSES EXCLUDING LOSSES	84,284	84,689	86,659

Revenue
Sales of goods and services	36	332	37
Investment revenue	104	474	409
Retained taxes, fees and fines	65,289	65,289	66,657
Grants and contributions	22,990	23,075	23,460
Acceptance by Crown Entity of employee benefits and other liabilities	133	362	136
Other revenue	300	685	307

Total Revenue	88,852	90,217	91,006

Gain/(loss) on disposal of non current assets	(149)	(641)	(149)

Net Result	4,419	4,887	4,198

6 - 68	Budget Estimates 2014-15

Office of the NSW State Emergency Service

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	13,676	18,682	16,636
Receivables	2,503	4,189	3,083
Inventories	4,066	4,553	4,553
Other	—	3	3

Total Current Assets	20,245	27,427	24,275

Non Current Assets
Property, plant and equipment -
Land and building	166	—	—
Plant and equipment	21,286	19,851	27,478

Total Non Current Assets	21,452	19,851	27,478

Total Assets	41,697	47,278	51,753

Liabilities
Current Liabilities
Payables	7,722	9,543	9,979
Provisions	3,293	3,159	3,000

Total Current Liabilities	11,015	12,702	12,979

Non Current Liabilities
Provisions	37	32	32

Total Non Current Liabilities	37	32	32

Total Liabilities	11,052	12,734	13,011

Net Assets	30,645	34,544	38,742

Equity
Accumulated funds	30,645	34,544	38,742

Total Equity	30,645	34,544	38,742

Budget Estimates 2014-15	6 - 69

Office of the NSW State Emergency Service

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	32,950	32,607	34,572
Grants and subsidies	8,930	8,941	8,930
Other	38,259	39,532	36,704

Total Payments	80,139	81,080	80,206

Receipts
Sale of goods and services	36	1,829	37
Interest received	104	474	409
Retained taxes, fees and fines	65,289	65,289	66,657
Grants and contributions	12,624	12,624	12,878
Other	11,966	11,153	12,189

Total Receipts	90,019	91,369	92,170

Net Cash Flows From Operating Activities	9,880	10,289	11,964

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	71	89	71
Purchases of property, plant and equipment	(10,338)	(7,138)	(14,081)

Net Cash Flows From Investing Activities	(10,267)	(7,049)	(14,010)

Net Increase/(Decrease) in Cash	(387)	3,240	(2,046)

Opening Cash and Cash Equivalents	14,063	15,442	18,682

Closing Cash and Cash Equivalents	13,676	18,682	16,636

Cash Flow Reconciliation
Net result	4,419	4,887	4,198
Non cash items added back	5,468	5,376	6,234
Change in operating assets and liabilities	(7)	26	1,532

Net Cash Flows From Operating Activities	9,880	10,289	11,964

6 - 70	Budget Estimates 2014-15

NSW Trustee and Guardian

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	82,496	71,572	83,823
Depreciation and amortisation	4,484	3,441	5,671

TOTAL EXPENSES EXCLUDING LOSSES	86,980	75,013	89,494

Revenue
Sales of goods and services	54,294	58,070	55,537
Investment revenue	7,701	7,353	7,735
Grants and contributions	12,649	13,231	13,231
Other revenue	10,680	7,420	11,264

Total Revenue	85,324	86,074	87,767

Gain/(loss) on disposal of non current assets	—	(11)	—
Other gains/(losses)	—	(1)	—

Net Result	(1,656)	11,049	(1,727)

Budget Estimates 2014-15	6 - 71

NSW Trustee and Guardian

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	37,102	28,523	15,227
Receivables	20,281	24,812	24,812

Total Current Assets	57,383	53,335	40,039

Non Current Assets
Other financial assets	28,018	44,956	44,956
Property, plant and equipment -
Land and building	19,827	19,861	19,398
Plant and equipment	10,140	11,716	17,012
Intangibles	8,356	4,246	10,982

Total Non Current Assets	66,341	80,779	92,348

Total Assets	123,724	134,114	132,387

Liabilities
Current Liabilities
Payables	5,716	8,403	8,403
Provisions	23,422	22,690	22,690

Total Current Liabilities	29,138	31,093	31,093

Non Current Liabilities
Other	77,199	51,614	51,614

Total Non Current Liabilities	77,199	51,614	51,614

Total Liabilities	106,337	82,707	82,707

Net Assets	17,387	51,407	49,680

Equity
Reserves	1,258	1,258	1,258
Accumulated funds	16,129	50,149	48,422

Total Equity	17,387	51,407	49,680

6 - 72	Budget Estimates 2014-15

NSW Trustee and Guardian

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Other	87,937	77,643	89,264

Total Payments	87,937	77,643	89,264

Receipts
Sale of goods and services	54,294	58,124	55,537
Interest received	2,748	2,442	2,782
Grants and contributions	12,649	13,231	13,231
Other	16,120	12,449	16,705

Total Receipts	85,811	86,246	88,255

Net Cash Flows From Operating Activities	(2,126)	8,603	(1,009)

Cash Flows From Investing Activities
Proceeds from sale of investments	12,950	1,430	6,386
Purchases of property, plant and equipment	(3,534)	(4,637)	(7,850)
Purchases of investments	(1,433)	(1,433)	(1,433)
Other	(5,857)	(2,567)	(9,390)

Net Cash Flows From Investing Activities	2,126	(7,207)	(12,287)

Net Increase/(Decrease) in Cash	—	1,396	(13,296)

Opening Cash and Cash Equivalents	37,102	27,127	28,523

Closing Cash and Cash Equivalents	37,102	28,523	15,227

Cash Flow Reconciliation
Net result	(1,656)	11,049	(1,727)
Non cash items added back	(469)	(1,512)	718
Change in operating assets and liabilities	(1)	(934)	—

Net Cash Flows From Operating Activities	(2,126)	8,603	(1,009)

Budget Estimates 2014-15	6 - 73

Judicial Commission of New South Wales

Introduction

The Judicial Commission of New South Wales promotes excellence in judicial performance. It works closely with other organisations, including the courts and the Sentencing Council, to increase public confidence in judicial decisions and to reduce crime.

The Commission, an independent statutory corporation, operates under the Judicial Officers Act 1986.

Services

The Commission’s key services involve delivering an extensive judicial education program, delivering a research and sentencing program and examining complaints against judicial officers promptly and efficiently.

2014-15 Budget Highlights

In 2014-15, the Commission’s key initiatives will include:

•

$150,000 for a comprehensive review and update of the suggested directions to juries in the Criminal Trial Court Bench Book to ensure jurors can easily understand them, with an emphasis on directions given in criminal defences and the rights to silence

•	$150,000 to review and update the Civil Trials Bench Book to reflect the current changes to case law and amendments to legislation

•

$110,000 to focus on education and training sessions developed using effective adult learning principles and more online and distance education resources to complement the current conference and seminar program.

6 - 74	Budget Estimates 2014-15

Judicial Commission of New South Wales

Service Group Statements

Education, Sentencing and Complaints

Service description:	This service group covers the provision of education services to promote a better informed and professional judiciary, sentencing information to ensure consistency in sentencing, and the effective examination of complaints in accordance with statutory provisions.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Judicial education days	no.	870	1,232	1,400	1,400	1,400
Average number of training days per judicial officer	no.	3.0	5.0	5.0	5.0	5.0
JIRS usage-page hits per month	no.	99,172	113,666	90,000	100,000	100,000
Sentencing monographs, sentencing trend papers, bench book updates and other publications	no.	28	25	27	25	25
Complaints finalised within six months	%	68	78	90	90	90

Employees:	FTE	34	34	36	34	34

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	6,121	5,974	6,115
Total expenses include the following:
Employee related	4,498	4,369	4,374
Other operating expenses	1,516	1,507	1,637

Capital Expenditure	150	40	150

Budget Estimates 2014-15	6 - 75

Judicial Commission of New South Wales

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	4,498	4,369	4,374
Other operating expenses	1,516	1,507	1,637
Depreciation and amortisation	107	98	104

TOTAL EXPENSES EXCLUDING LOSSES	6,121	5,974	6,115

Revenue
Recurrent appropriation	4,996	4,794	4,914
Capital appropriation	150	40	150
Sales of goods and services	947	995	682
Investment revenue	50	41	46
Acceptance by Crown Entity of employee benefits and other liabilities	206	144	212
Other revenue	8	10	148

Total Revenue	6,357	6,024	6,152

Net Result	236	50	37

6 - 76	Budget Estimates 2014-15

Judicial Commission of New South Wales

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	1,536	1,483	1,474
Receivables	61	49	49

Total Current Assets	1,597	1,532	1,523

Non Current Assets
Property, plant and equipment -
Plant and equipment	354	271	317
Intangibles	1	—	—

Total Non Current Assets	355	271	317

Total Assets	1,952	1,803	1,840

Liabilities
Current Liabilities
Payables	250	270	270
Provisions	389	389	389

Total Current Liabilities	639	659	659

Total Liabilities	639	659	659

Net Assets	1,313	1,144	1,181

Equity
Accumulated funds	1,313	1,144	1,181

Total Equity	1,313	1,144	1,181

Budget Estimates 2014-15	6 - 77

Judicial Commission of New South Wales

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	4,312	4,297	4,162
Other	1,695	1,628	1,816

Total Payments	6,007	5,925	5,978

Receipts
Recurrent appropriation	4,996	4,794	4,914
Capital appropriation	150	40	150
Sale of goods and services	947	999	682
Interest received	38	39	46
Cash transfers to the Crown Entity	—	(50)	—
Other	187	189	327

Total Receipts	6,318	6,011	6,119

Net Cash Flows From Operating Activities	311	86	141

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(150)	(40)	(150)

Net Cash Flows From Investing Activities	(150)	(40)	(150)

Net Increase/(Decrease) in Cash	161	46	(9)

Opening Cash and Cash Equivalents	1,375	1,437	1,483

Closing Cash and Cash Equivalents	1,536	1,483	1,474

Cash Flow Reconciliation
Net result	236	50	37
Non cash items added back	107	98	104
Change in operating assets and liabilities	(32)	(62)	—

Net Cash Flows From Operating Activities	311	86	141

6 - 78	Budget Estimates 2014-15

Office of the Director of Public Prosecutions

Introduction

The Office of the Director of Public Prosecutions (ODPP) works to provide an independent and just prosecution service to the people of New South Wales.

The ODPP operates under the Director of Public Prosecutions Act 1986, the Crown Prosecutors Act 1986, the Victims Rights and Support Act 2013 and ODPP Prosecution Guidelines.

Services

The ODPP’s key services involve:

•	the prosecution of serious crimes in all NSW courts and the High Court on the Crown’s behalf, and the conduct of all child sexual assault summary prosecutions

•	ensuring victims and witnesses have enough information and support to take part during prosecution.

2014-15 Budget Highlights

In 2014-15, ODPP’s total expenditure will be $118 million. This covers:

•	$110 million on prosecution services which includes $3.6 million for ICAC prosecutions

•	$8.0 million on victim and witness assistance.

Budget Estimates 2014-15	6 - 79

Office of the Director of Public Prosecutions

Service Group Statements

Prosecutions

Service description:	This service group covers the institution and conduct of prosecutions and related proceedings for indictable offences under NSW laws. This includes providing advice to police and investigative agencies on evidentiary matters, participating in the law reform process and capturing the proceeds of crime.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Committals completed	no.	6,016	5,947	6,100	6,086	6,208
Cases summarily disposed of in Local Court	no.	2,703	2,433	2,600	2,478	2,580
Cases committed for trial	no.	1,639	1,875	1,800	1,840	1,877
Cases committed for sentence in higher courts	no.	1,674	1,639	1,700	1,768	1,751
Trial matters concluded	no.	1,831	1,685	1,800	1,668	1,763

Employees:	FTE	585	580	577	579	579

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	107,124	105,676	109,883
Total expenses include the following:
Employee related	89,346	85,456	92,278
Other operating expenses	14,793	17,532	14,524
Grants and subsidies	—	127	—

Capital Expenditure	2,739	2,740	1,300

6 - 80	Budget Estimates 2014-15

Office of the Director of Public Prosecutions

Victim and Witness Assistance

Service description:	This service group covers the provision of information, referral and support services to victims of violent crimes and to vulnerable witnesses who give evidence in matters prosecuted by the Director of Public Prosecutions.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Victims and witnesses assisted by the Witness Assistance Service	no.	4,741	4,940	4,400	6,139	6,200

Employees:	FTE	32	29	30	29	29

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	7,958	7,219	7,977
Total expenses include the following:
Employee related	3,296	3,250	3,364
Other operating expenses	597	574	549
Other expenses	3,905	3,260	3,905

Capital Expenditure	145	144	68

Budget Estimates 2014-15	6 - 81

Office of the Director of Public Prosecutions

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	92,642	88,706	95,642
Other operating expenses	15,390	18,106	15,073
Depreciation and amortisation	3,145	2,696	3,240
Grants and subsidies	—	127	—
Other expenses	3,905	3,260	3,905

TOTAL EXPENSES EXCLUDING LOSSES	115,082	112,895	117,860

Revenue
Recurrent appropriation	104,215	102,615	106,688
Capital appropriation	2,884	2,884	1,368
Sales of goods and services	72	40	74
Investment revenue	195	195	199
Grants and contributions	—	1,273	—
Acceptance by Crown Entity of employee benefits and other liabilities	7,975	5,850	8,175
Other revenue	31	893	32

Total Revenue	115,372	113,750	116,536

Gain/(loss) on disposal of non current assets	5	(49)	5

Net Result	295	806	(1,319)

6 - 82	Budget Estimates 2014-15

Office of the Director of Public Prosecutions

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	5,275	3,818	5,838
Receivables	1,627	3,357	3,332

Total Current Assets	6,902	7,175	9,170

Non Current Assets
Property, plant and equipment -
Plant and equipment	11,272	10,800	8,753
Intangibles	673	1,362	1,537

Total Non Current Assets	11,945	12,162	10,290

Total Assets	18,847	19,337	19,460

Liabilities
Current Liabilities
Payables	4,193	2,925	4,198
Provisions	9,459	10,552	10,537
Other	249	—	—

Total Current Liabilities	13,901	13,477	14,735

Non Current Liabilities
Provisions	2,313	3,256	3,440

Total Non Current Liabilities	2,313	3,256	3,440

Total Liabilities	16,214	16,733	18,175

Net Assets	2,633	2,604	1,285

Equity
Accumulated funds	2,633	2,604	1,285

Total Equity	2,633	2,604	1,285

Budget Estimates 2014-15	6 - 83

Office of the Director of Public Prosecutions

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	83,967	83,213	86,697
Grants and subsidies	—	127	—
Other	21,749	25,469	20,636

Total Payments	105,716	108,809	107,333

Receipts
Recurrent appropriation	104,215	102,615	106,688
Capital appropriation	2,884	2,884	1,368
Sale of goods and services	72	40	74
Interest received	195	159	199
Grants and contributions	—	1,273	—
Cash transfers to the Crown Entity	—	(27)	—
Other	2,361	3,248	2,387

Total Receipts	109,727	110,192	110,716

Net Cash Flows From Operating Activities	4,011	1,383	3,383

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	5	—	5
Purchases of property, plant and equipment	(2,784)	(1,884)	(868)
Other	(100)	(1,000)	(500)

Net Cash Flows From Investing Activities	(2,879)	(2,884)	(1,363)

Net Increase/(Decrease) in Cash	1,132	(1,501)	2,020

Opening Cash and Cash Equivalents	4,143	5,319	3,818

Closing Cash and Cash Equivalents	5,275	3,818	5,838

Cash Flow Reconciliation
Net result	295	806	(1,319)
Non cash items added back	3,145	2,696	3,240
Change in operating assets and liabilities	571	(2,119)	1,462

Net Cash Flows From Operating Activities	4,011	1,383	3,383

6 - 84	Budget Estimates 2014-15

7.	Premier and Cabinet Cluster

	Expenses			Capital Expenditure
Agency	2013-14 Revised $m	2014-15 Budget $m	Var. %	2013-14 Revised $m	2014-15 Budget $m	Var. %

Department of Premier and Cabinet
Service Group
Policy Support	48.9	43.9	(10.2)	2.0	0.6	(70.3)
Administrative Support for Government	122.4	124.0	1.3	5.7	5.8	0.6
Protocol and Special Events	44.9	32.3	(28.1)	1.0	0.2	(80.2)
Cluster Grant Funding	473.6	348.0	(26.5)	—	—	—
Service Groups Transferred
Parliamentary Counsel’s Office (a)	5.9	—	N/A	—	—	—
Capacity Building, Oversight and Provision of Advice for Local Government (b)	10.0	—	N/A	—	—	—
Pensioner Rebate Scheme (b)	78.2	—	N/A	—	—	—
Companion Animals Program (b)	3.9	—	N/A	—	—	—
National Parks and Wildlife Services (b)	320.2	—	N/A	15.0	—	N/A
Regional Operations and Heritage (b)	303.5	—	N/A	0.9	—	N/A
Policy and Science (b)	40.9	—	N/A	2.2	—	N/A
Personnel Services (b)	32.5	—	N/A	—	—	—

Total	1,484.8	548.2	(63.1)	26.9	6.6	(75.6)

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 separated the Parliamentary Counsel’s Office from the Department of Premier and Cabinet. The Office’s 2013-14 financial indicators reflect actuals to 23 February 2014 and full year Budget figures. Their 2014-15 Budget and the revised projection for the period 24 February 2014 to 30 June 2014 are reported as a separate agency within the Premier and Cabinet cluster.
(b)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 separated the Office of Environment and Heritage and the Office of Local Government from the Department of Premier and Cabinet. Both offices’ 2013-14 financial indicators for their Service Groups reflect actuals to 23 February 2014 and full year Budget figures. Their 2014-15 Budget and the revised projection for the period 24 February 2014 to 30 June 2014 are reported in the Planning and Environment cluster.

Infrastructure NSW

Total	57.4	37.5	(34.7)	—	—	—

Natural Resources Commission
Service Group
Natural Resources Commission	5.0	4.9	(1.3)	—	0.1	N/A

Total	5.0	4.9	(1.3)	—	0.1	N/A

Parliamentary Counsel’s Office (a)
Service Group
Parliamentary Counsel’s Office	3.7	9.3	151.7	—	0.1	N/A

Total	3.7	9.3	151.7	—	0.1	N/A

Service NSW
Service Group
Service NSW	95.8	268.8	180.5	34.2	87.2	154.7

Total	95.8	268.8	180.5	34.2	87.2	154.7

Budget Estimates 2014-15	7 - 1

Premier and Cabinet Cluster

	Expenses			Capital Expenditure
Agency	2013-14 Revised $m	2014-15 Budget $m	Var. %	2013-14 Revised $m	2014-15 Budget $m	Var. %

Barangaroo Delivery Authority

Total	55.6	74.1	33.2	101.1	80.8	(20.1)

Audit Office of New South Wales

Total	43.1	46.4	7.6	3.6	3.0	(16.6)

Independent Commission Against Corruption
Service Group
Corruption Investigation, Prevention, Research and Education	25.4	27.0	6.3	3.8	7.3	92.5

Total	25.4	27.0	6.3	3.8	7.3	92.5

Independent Pricing and Regulatory Tribunal
Service Group
Utilities Pricing, Regulation and Analysis and Policy Work	27.9	30.8	10.1	0.2	0.2	—

Total	27.9	30.8	10.1	0.2	0.2	—

New South Wales Electoral Commission
Service Group
Conduct and Management of Elections	41.4	92.2	122.9	5.8	7.5	29.3

Total	41.4	92.2	122.9	5.8	7.5	29.3

Ombudsman’s Office
Service Group
Complaint Resolution, Investigation, Oversight and Scrutiny	29.2	29.5	1.1	1.3	0.4	(73.4)

Total	29.2	29.5	1.1	1.3	0.4	(73.4)

Police Integrity Commission
Service Group
Investigations, Research and Complaint Management	19.4	20.2	4.1	1.0	1.2	20.0

Total	19.4	20.2	4.1	1.0	1.2	20.0

Public Service Commission
Service Group
Services and Capabilities Improvement	34.4	35.3	2.6	1.0	0.8	(18.6)

Total	34.4	35.3	2.6	1.0	0.8	(18.6)

7 - 2	Budget Estimates 2014-15

Premier and Cabinet Cluster

Introduction

The Premier and Cabinet cluster works for the people of New South Wales by supporting the Premier and Cabinet and working with other clusters to drive the Government’s objectives under NSW 2021, coordinate policy and services throughout the whole of government and enable effective stewardship of the public service. It provides thought leadership across the public sector, contributing a unifying intelligence to the system of government.

Until 24 February 2014, the Department of Premier and Cabinet Agency included the Office of Environment and Heritage and the Office of Local Government, as separate divisions. Following the issue of the Administrative Arrangements Order 2014, commencing on that day, these divisions were transferred to standalone agencies.

Subsequent to this change, the new agencies along with the other agencies comprising the Environment and Heritage portfolio, such as the Environment Protection Authority, will report the residual 2013-14 period projection (for the period 24 February to 30 June 2014) and the whole of 2014-15 Budget in the Planning and Environment cluster. This will be explained further in the next section.

The Premier and Cabinet cluster also oversees investment in infrastructure and coordinates ‘independent accountability organisations’ such as the Ombudsman’s Office and the Independent Commission Against Corruption.

The Premier and Cabinet cluster is the lead or co-lead for achieving the following NSW 2021 goals:

•	invest in critical infrastructure

•	involve the community in decision-making on government policy, services and projects

•	improve government transparency by increasing access to government information

•	restore trust in state and local government as a service provider

•	increase the competitiveness of doing business in New South Wales.

As the lead cluster in the NSW public sector, the Premier and Cabinet cluster:

•	provides strategic policy advice on state and national issues to guide decision-making

•	leads the Government’s agenda for change in New South Wales

•	coordinates and leads departments to deliver key community programs

•	manages machinery-of-government issues

•	takes a lead in national policy and intergovernmental relations

•	coordinates government services in rural and regional communities

Budget Estimates 2014-15	7 - 3

Premier and Cabinet Cluster

•	drives the government-wide achievement of NSW 2021 goals

•	contributes to an efficient, customer-focused public sector

•	facilitates private sector partnerships and investment

•	provides independent advice to help the Government identify and prioritise the delivery of critical public infrastructure across the state

•	facilitates a whole-of-government approach to run major events and organise official events such as ceremonial occasions, State and official receptions and Head of Mission visits.

Services

The cluster’s key services are:

•	supporting and coordinating the delivery of government priorities identified in NSW 2021

•	coordinating significant infrastructure and investment projects to support economic development

•	applying the 20-year State Infrastructure Strategy to assess the State’s infrastructure needs and priorities

•	monitoring and reviewing major capital projects worth over $100 million through Infrastructure NSW, in partnership with the Treasury

•	delivering the foreshore urban renewal project at Barangaroo

•	delivering the Government’s ‘Simpler Government Services Plan’ and implementing a new ‘customer-centric’ one-stop-government service model through Service NSW

•	supporting the Cabinet process and the Premier’s participation in meetings of the Council of Australian Governments

•	coordinating the activities of government agencies to ensure they are aligned at a regional level

•	drafting and publishing legislation

•	providing ministerial support

•	using a whole-of-government approach for special events, which includes supporting the Governor, Premier and Ministers

•	supporting the Government’s commitment to red tape reduction.

7 - 4	Budget Estimates 2014-15

Premier and Cabinet Cluster

2014-15 Budget Highlights

In 2014-15, the cluster’s key initiatives will include:

•

$269 million for Service NSW, to convert and integrate motor registries into the Service NSW one-stop-shops and digital channels. With the transfer of other similar functions from agencies, including Births, Deaths and Marriages, Fair Trading and Environment & Heritage, Service NSW will handle 800 transactions that were previously delivered across the various agencies delivering an enhanced NSW customer experience

•	$9.3 million for the Cricket World Cup 2015, as part of the total NSW Government commitment to the event of $19.5 million

•	$3.0 million as the final contribution to successfully hosting the 2015 Asia Football Cup.

The cluster’s capital expenditure in 2014-15 will include:

•	$78 million for works to complete the Headland Park and Barangaroo North Public Domain design and construction

•	$54 million for Service NSW network technology; customer service system integration; technology upgrades; and initial work on the payments gateway project

•	$27 million for Service NSW Service Centres consolidation and enhancement

•	$2.8 million for the Barangaroo Central Precinct Planning.

Budget Estimates 2014-15	7 - 5

Department of Premier and Cabinet

Service Group Statements

Policy Support (a)

Service description:	This service group covers the provision of integrated sector-wide policy advice, counsel and legislative support services. It comprises the following areas: Communities and Social Investment, Sector Performance and Coordination, Productivity and Sustainability and Office of General Counsel.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

NSW 2021 measures under Development (b)	no.	42	12	6	1	n.a.
Unsolicited private sector proposals that reach Stage 1 of the assessment within 90 Days	%	100	92	100	100	100
Savings to government through centralised media contracts compared to market rates	%	40	35	35	45	45
Number of Unique Individual visitors to the Consultation Website	no.	n.a.	n.a.	n.a.	60,288	64,000
Number of Consultations using the Consultation Website	no.	n.a.	n.a.	n.a.	251	265

Employees: (c)	FTE	242	243	242	247	247

(a)	This service group has been re-established combining a number of service groups previously reported separately including Policy Support, NSW 2021 Plan Leadership and Support, Delivery and Implementation, Service and Capabilities Improvement and Communications and Advertising. In addition, the activities relating to the Parliamentary Counsel’s Office has been transferred to a separate service group.
(b)	This service measure has been updated to reflect the correct unit measure. The 2013-14 Budget papers indicated the unit of measures as a %.
(c)	The 2011-12 Actual and 2013-14 Forecast FTE count has been updated to reflect the changes to the service group and corrections to the FTE count.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	56,167	48,886	43,888
Total expenses include the following:
Employee related	34,321	34,322	32,963
Other operating expenses (a)	21,606	13,654	10,695
Grants and subsidies	240	910	230
Other expenses	—	—	—

Capital Expenditure	730	2,023	600

(a)	Decreased expenditure in 2013-14 and further decrease in 2014-15 reflects the November 2013 renegotiations in the print media contracts. The 2013-14 Budget and the 2013-14 Revised amounts are the result of the previous contract, where the media suppliers invoiced DPC and then the costs were on charged to the relevant agencies. The new contract allows for the media outlets to bill directly to the government agencies, resulting in DPC’s expenses reducing.

7 - 6	Budget Estimates 2014-15

Department of Premier and Cabinet

Administrative Support for Government (a)

Service description:	This service group covers a range of administrative and coordination functions to support the Premier and Ministry, and the operations of the department. It includes human resources, governance, ICT and finance functions.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Ministers’ offices supported	no.	22	22	22	22	22
Appointments to Government boards and committees	no.	1,873	1,687	1,600	1,600	1,600

Employees: (b)	FTE	309	315	306	321	321

(a)	The service group Administrative Support for Government published in the 2013-14 budget papers has now been reconfigured with the activities relating to Protocol and Special Events transferred to a separate service group.
(b)	The 2011-12 Actual and 2013-14 Forecast FTE count has been updated to reflect the changes to the service group and corrections to the FTE count.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	121,809	122,408	123,992
Total expenses include the following:
Employee related	51,729	52,358	52,190
Other operating expenses (a)	65,372	52,880	53,468
Grants and subsidies (a)	—	12,044	13,779

Capital Expenditure	7,768	5,719	5,756

(a)	The 2013-14 Budget included certain grants in the Other Operating Expenses category. The 2013-14 Revised and 2014-15 Budget columns reflect the correct allocation.

Budget Estimates 2014-15	7 - 7

Department of Premier and Cabinet

Protocol and Special Events (a)

Service description:	This service group provides management and coordination services for the Premier and NSW Government in protocol and ceremonial matters, special events, honours and awards and community programs. It also provides administrative support to Former Office Holders and supports the Governor in constitutional, ceremonial and community roles.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Protocol and official hospitality events organised	no.	128	111	120	107	110
Community Cabinets organised	no.	10	6	10	10	8

Employees:	FTE	61	66	66	77	77

(a)	The activities of this service group were previously included in the Administrative Support for Government service group.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	33,717	44,861	32,257
Total expenses include the following:
Employee related	5,956	9,740	10,207
Other operating expenses (a)	20,284	15,601	8,529
Grants and subsidies (b) (c)	4,115	19,467	13,394
Other expenses (d)	3,362	—	—

Capital Expenditure	3,000	1,008	200

(a)	2013-14 Revised included $7.0 million of expenditure on the Rotary and Red Cross International Conventions.
(b)	2013-14 Revised included $6.7 million of expenditure on the Asian Football Cup event, with 2014-15 Budget only requiring an additional $3.1 million to meet the residual of the State’s funding obligation.
(c)	The 2013-14 Revised position reflects an additional $10.2 million of funding for the Cricket World Cup. A further $9.3 million of funding is included in 2014-15.
(d)	The 2013-14 Budget included $3.6 million of expenditure for Australia Day related activities as Other Expenses. These costs have been reported in the employee related costs line for the 2013-14 Revised and the 2014-15 Budget. In addition, the costs related to the administration of Government House have been transferred to the Department from 1 January 2014.

7 - 8	Budget Estimates 2014-15

Department of Premier and Cabinet

Cluster Grant Funding

Service description:	This service group covers the provision of grant funding to agencies within the Premier and Cabinet cluster. For 2014-15 grant funding will be provided to Service NSW, Infrastructure NSW, Parliamentary Council’s Office and Natural Resources Commission.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	371,662	473,570	348,031
Grants and subsidies
Service NSW	109,759	118,759	324,197
Infrastructure NSW	10,202	8,524	10,152
Parliamentary Counsel’s Office	—	3,464	8,740
Natural Resources Commission	4,853	4,853	4,942
Environment Trust	76,327	52,347	—
Office of Local Government	—	10,906	—
Royal Botanic Gardens and Domain Trust	38,708	29,526	—
Office of Environment and Heritage	—	143,069	—
Environment Protection Agency	131,813	102,122	—

(a)	The 2014-15 Budget figures relate only to grant funded entities remaining in the cluster following the restructure in 2013-14. Those agencies with nil funding for 2014-15 Budget have been reported in the Planning and Environment cluster.

Parliamentary Counsel’s Office

Service description:	This service group covers the provision of integrated sector-wide policy advice, counsel and legislative support services.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	9,585	5,876	—
Total expenses include the following:
Employee related	7,529	4,538	—
Other operating expenses	1,608	1,013	—

Capital Expenditure	80	—	—

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 separated the Parliamentary Counsel’s Office from the Department of Premier and Cabinet. The Office’s 2013-14 financial indicators reflect actuals to 23 February 2014 and full year Budget figures. Their 2014-15 Budget and the revised projection for the period 24 February 2014 to 30 June 2014 are reported as a separate agency within the Premier and Cabinet cluster.

Budget Estimates 2014-15	7 - 9

Department of Premier and Cabinet

Capacity Building, Oversight and Provision of Advice for Local Government (a)

Service description:	This service group covers programs, resources, policy, guidelines and information provided to strengthen the capacity of local government to meet community needs.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	41,126	10,002	—
Total expenses include the following:
Employee related	8,051	5,251	—
Other operating expenses	2,258	1,379	—
Grants and subsidies	30,674	3,294	—

Capital Expenditure	145	—	—

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 separated the Office of Local Government from the Department of Premier and Cabinet. The Office’s 2013-14 financial indicators for their Service Groups reflect actuals to 23 February 2014 and full year 2013-14 Budget figures. Their 2014-15 Budget and the revised projection for the period 24 February 2014 to 30 June 2014 are reported in the Planning and Environment cluster.

Pensioner Rebate Scheme (a)

Service description:	This service group covers the Pensioner Rebate Scheme, which provides rebates to local councils of up to 55 per cent of concessions to eligible pensioners for council rates.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	76,000	78,183	—
Grants and subsidies	76,000	78,183	—

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 separated the Office of Local Government from the Department of Premier and Cabinet. The Office’s 2013-14 financial indicators for their Service Groups reflect actuals to 23 February 2014 and full year 2013-14 Budget figures. Their 2014-15 Budget and the revised projection for the period 24 February 2014 to 30 June 2014 are reported in the Planning and Environment cluster.

7 - 10	Budget Estimates 2014-15

Department of Premier and Cabinet

Companion Animals Program (a)

Service description:	This service group covers the Companion Animals Program. The program regulates the ownership, care and management of companion animals by maintaining a record of registered cats and dogs and promoting the care and management of companion animals.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	6,326	3,948	—
Total expenses include the following:
Employee related	498	322	—
Other operating expenses	5,795	3,626	—

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 separated the Office of Local Government from the Department of Premier and Cabinet. The Office’s 2013-14 financial indicators for their Service Groups reflect actuals to 23 February 2014 and full year 2013-14 Budget figures. Their 2014-15 Budget and the revised projection for the period 24 February 2014 to 30 June 2014 are reported in the Planning and Environment cluster.

National Parks and Wildlife Services (a)

Service description:	This service group manages, conserves and cares for over 7 million hectares of land within the national park system, conserving native plants, animals, ecosystems and Aboriginal and historic cultural heritage; managing and suppressing pests, weeds and fire; providing tourism, participation and visitation opportunities; and partnering with Aboriginal and broader communities.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	485,942	320,157	—
Total expenses include the following:
Employee related	192,202	150,335	—
Other operating expenses	183,849	89,491	—
Grants and subsidies	22,135	20,774	—

Capital Expenditure	39,671	15,027	—

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 separated the Office of Environment and Heritage from the Department of Premier and Cabinet. The Office’s 2013-14 financial indicators for their Service Groups reflect actuals to 23 February 2014 and full year 2013-14 Budget figures. Their 2014-15 Budget and the revised projection for the period 24 February 2014 to 30 June 2014 are reported in the Planning and Environment cluster.

Budget Estimates 2014-15	7 - 11

Department of Premier and Cabinet

Regional Operations and Heritage (a)

Service description:	This service group delivers integrated and customer-focused services (water and energy efficiency, sustainability, native vegetation, biodiversity, environment protection, environmental water management, compliance and enforcement, floodplain management, coastal protection, and private land conservation, and Aboriginal and historic heritage) at the regional and local level to strengthen communities and partnerships across New South Wales.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	550,777	303,459	—
Total expenses include the following:
Employee related	80,803	48,027	—
Other operating expenses	111,933	36,043	—
Grants and subsidies	344,058	210,993	—

Capital Expenditure	5,818	926	—

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 separated the Office of Environment and Heritage from the Department of Premier and Cabinet. The Office’s 2013-14 financial indicators for their Service Groups reflect actuals to 23 February 2014 and full year 2013-14 Budget figures. Their 2014-15 Budget and the revised projection for the period 24 February 2014 to 30 June 2014 are reported in the Planning and Environment cluster.

Policy and Science (a)

Service description:	This service group provides scientific evidence and knowledge underpinning environmental decision making, conservation, regulation and service delivery, including providing research, imagery, laboratory and analytical and decision support systems. It also provides policy advice and leads the review, development and coordination of strategic policy for the Office of Environment and Heritage.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	63,441	40,881	—
Total expenses include the following:
Employee related	35,418	26,270	—
Other operating expenses	17,153	7,442	—
Grants and subsidies	242	615	—

Capital Expenditure	7,253	2,216	—

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 separated the Office of Environment and Heritage from the Department of Premier and Cabinet. The Office’s 2013-14 financial indicators for their Service Groups reflect actuals to 23 February 2014 and full year 2013-14 Budget figures. Their 2014-15 Budget and the revised projection for the period 24 February 2014 to 30 June 2014 are reported in the Planning and Environment cluster.

7 - 12	Budget Estimates 2014-15

Department of Premier and Cabinet

Personnel Services (a)

Service description:	This service group covers personnel services to selected agencies. Personnel services are provided to the Centennial Park and Moore Park Trust, Historic Houses Trust of New South Wales, Lord Howe Island Board, Parramatta Park Trust, Royal Botanic Gardens and Domain Trust and Western Sydney Parklands Trust.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	55,837	32,527	—
Total expenses include the following:
Employee related	55,837	32,527	—

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 separated the Office of Environment and Heritage, the Office of Local Government from the Department of Premier and Cabinet. Both office’s 2013-14 financial indicators for their Service Groups reflect actuals to 23 February 2014 and full year 2013-14 Budget figures. Their 2014-15 Budget and the revised projection for the period 24 February 2014 to 30 June 2014 are reported in the Planning and Environment cluster.

Budget Estimates 2014-15	7 - 13

Department of Premier and Cabinet

Financial Statements (a)(b)

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	472,344	363,690	95,360
Other operating expenses	429,858	221,129	72,692
Depreciation and amortisation	104,584	71,309	4,607
Grants and subsidies	849,126	819,850	375,434
Finance costs	13,115	8,780	75
Other expenses	3,362	—	—

TOTAL EXPENSES EXCLUDING LOSSES	1,872,389	1,484,758	548,168

Revenue
Recurrent appropriation	1,133,541	1,108,411	518,966
Capital appropriation	84,668	19,161	4,010
Sales of goods and services	126,029	79,436	1,861
Investment revenue	9,676	7,358	1,734
Retained taxes, fees and fines	9,254	6,554	—
Grants and contributions	385,605	263,567	2,553
Acceptance by Crown Entity of employee benefits and other liabilities	31,374	16,105	3,379
Other revenue	33,693	53,588	—

Total Revenue	1,813,840	1,554,180	532,503

Gain/(loss) on disposal of non current assets	(840)	3	—
Other gains/(losses)	(100)	(95)	—

Net Result	(59,489)	69,330	(15,665)

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 separated the Office of Environment and Heritage and the Office of Local Government from the Department of Premier and Cabinet. The 2013-14 Budget for the Department of Premier and Cabinet includes the full year Operating Statements of both offices. The Department’s 2013-14 Revised figures include the actuals to 23 February 2014 for the separated offices, whilst the Department’s 2014-15 Budget excludes the figures for the separated offices. The 2014-15 Budget and the revised projection for the period 24 February 2014 to 30 June 2014, for the separated offices are reported in the Planning and Environment cluster.
(b)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 separated the Parliamentary Counsel’s Office from the Department of Premier and Cabinet. The 2013-14 Budget for the Department of Premier and Cabinet includes the full year Operating Statement of this office. The Department’s 2013-14 Revised figures include the actuals to 23 February 2014 for the separated office, whilst the Department’s 2014-15 Budget excludes the figures for the separated office. The 2014-15 Budget and the revised projection for the period 24 February 2014 to 30 June 2014, for the separated office is reported later in the Premier and Cabinet cluster.

7 - 14	Budget Estimates 2014-15

Department of Premier and Cabinet

Balance Sheet (a)(b)

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	292,602	34,968	37,119
Receivables	39,232	38,848	17,180
Other financial assets	16	—	—
Inventories	666	—	—
Assets held for sale	277	—	—
Other	600	—	—

Total Current Assets	333,393	73,816	54,299

Non Current Assets
Receivables	62	—	—
Property, plant and equipment -
Land and building	2,227,342	98,359	98,432
Plant and equipment	71,647	16,160	16,984
Infrastructure systems	1,541,371	—	—
Intangibles	184,213	2,172	3,224

Total Non Current Assets	4,024,635	116,691	118,640

Total Assets	4,358,028	190,507	172,939

Liabilities
Current Liabilities
Payables	130,147	17,553	16,450
Provisions	60,686	10,795	11,065
Other	1,355	2,905	2,905

Total Current Liabilities	192,188	31,253	30,420

Non Current Liabilities
Borrowings at amortised cost	290,982	—	—
Provisions	53,691	8,732	8,810
Other	—	31,041	29,893

Total Non Current Liabilities	344,673	39,773	38,703

Total Liabilities	536,861	71,026	69,123

Net Assets	3,821,167	119,481	103,816

Budget Estimates 2014-15	7 - 15

Department of Premier and Cabinet

Balance Sheet (cont) (a)(b)

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Equity
Reserves	637,492	—	—
Accumulated funds	3,183,675	119,481	103,816

Total Equity	3,821,167	119,481	103,816

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 separated the Office of Environment and Heritage and the Office of Local Government from the Department of Premier and Cabinet. The 2013-14 Budget for the Department of Premier and Cabinet includes the 30 June 2014 forecast Balance Sheets of both offices. The Department’s 2013-14 Revised Budget and 2014-15 Budget excludes the figures for the separated offices. The 2013-14 Revised and the 2014-15 Budget for the separated offices are reported in the Planning and Environment cluster.
(b)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 separated the Parliamentary Counsel’s Office from the Department of Premier and Cabinet. The 2013-14 Budget for the Department of Premier and Cabinet includes the 30 June 2014 forecast Balance Sheet of the Office. The Department’s 2013-14 Revised Budget and 2014-15 Budget excludes the figures for the separated office. The 2013-14 Revised and the 2014-15 Budget for the separated office are reported later in the Premier and Cabinet cluster.

7 - 16	Budget Estimates 2014-15

Department of Premier and Cabinet

Cash Flow Statement (a)(b)

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	442,815	356,521	91,649
Grants and subsidies	849,126	819,850	375,434
Finance costs	3,298	2,215
Other	448,551	168,390	83,723

Total Payments	1,743,790	1,346,976	550,806

Receipts
Recurrent appropriation	1,133,541	1,108,411	518,966
Capital appropriation	84,668	19,161	4,010
Sale of goods and services	146,096	97,353	1,861
Interest received	8,769	11,330	1,953
Retained taxes, fees and fines	—	(622)	—
Grants and contributions	380,022	256,696	—
Cash transfers to the Crown Entity	—	(7,805)	—
Other	57,395	17,815	32,723

Total Receipts	1,810,491	1,502,339	559,513

Net Cash Flows From Operating Activities	66,701	155,363	8,707

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	995	506	—
Purchases of property, plant and equipment	(45,910)	(18,384)	(4,198)
Other	(18,555)	(416,650)	(2,358)

Net Cash Flows From Investing Activities	(63,470)	(434,528)	(6,556)

Cash Flows From Financing Activities
Repayment of borrowings and advances	(35,300)	—	—

Net Cash Flows From Financing Activities	(35,300)	—	—

Net Increase/(Decrease) in Cash	(32,069)	(279,165)	2,151

Opening Cash and Cash Equivalents	324,671	314,133	34,968

Closing Cash and Cash Equivalents	292,602	34,968	37,119

Budget Estimates 2014-15	7 - 17

Department of Premier and Cabinet

Cash Flow Statement (cont) (a)(b)

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flow Reconciliation
Net result	(59,489)	69,330	(15,665)
Non cash items added back	113,701	75,557	4,607
Change in operating assets and liabilities	12,489	10,476	19,765

Net Cash Flows From Operating Activities	66,701	155,363	8,707

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 separated the Office of Environment and Heritage and the Office of Local Government from the Department of Premier and Cabinet. The 2013-14 Budget for the Department of Premier and Cabinet includes the full year Cash Flow Statements of both offices. The Department’s 2013-14 Revised figures include the actuals to 23 February 2014 for the separated offices, whilst the Department’s 2014-15 Budget excludes the figures for the separated offices. The 2014-15 Budget and the revised projection for the period 24 February 2014 to 30 June 2014, for the separated offices are reported in the Planning and Environment cluster.
(b)	Commencing 24 February 2014, the Administrative Arrangements Order 2014 separated the Parliamentary Counsel’s Office from the Department of Premier and Cabinet. The 2013-14 Budget for the Department of Premier and Cabinet includes the full year Cash Flow Statement of this office. The Department’s 2013-14 Revised figures include the actuals to 23 February 2014 for the separated office, whilst the Department’s 2014-15 Budget excludes the figures for the separated office. The 2014-15 Budget and the revised projection for the period 24 February 2014 to 30 June 2014, for the separated office is reported later in the Premier and Cabinet cluster budget paper.

7 - 18	Budget Estimates 2014-15

Infrastructure NSW

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	4,159	3,870	4,159
Other operating expenses (a)	29,376	53,272	33,091
Depreciation and amortisation	237	224	236

TOTAL EXPENSES EXCLUDING LOSSES	33,772	57,366	37,486

Revenue
Sales of goods and services	23,570	49,222	21,766
Investment revenue	—	53	—
Grants and contributions	10,202	8,524	15,152
Acceptance by Crown Entity of employee benefits and other liabilities	—	68	68

Total Revenue	33,772	57,867	36,986

Gain/(loss) on disposal of non current assets	—	(1)	—

Net Result	—	500	(500)

(a)	The increase in the 2013-14 Revised reflects expenses relating to the project management of the Sydney International Convention, Exhibition and Entertainment Precinct (SICEEP). These expenses reduce in 2014-15, as the project management role nears completion.

Budget Estimates 2014-15	7 - 19

Infrastructure NSW

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	3,120	1,651	1,354
Receivables	1,812	2,641	2,641

Total Current Assets	4,932	4,292	3,995

Non Current Assets
Property, plant and equipment -
Plant and equipment	316	354	138
Intangibles	34	20	—

Total Non Current Assets	350	374	138

Total Assets	5,282	4,666	4,133

Liabilities
Current Liabilities
Payables	3,110	1,779	1,779
Provisions	280	360	327

Total Current Liabilities	3,390	2,139	2,106

Non Current Liabilities
Provisions	464	312	312

Total Non Current Liabilities	464	312	312

Total Liabilities	3,854	2,451	2,418

Net Assets	1,428	2,215	1,715

Equity
Accumulated funds	1,428	2,215	1,715

Total Equity	1,428	2,215	1,715

7 - 20	Budget Estimates 2014-15

Infrastructure NSW

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	4,192	3,827	4,124
Other	29,376	53,280	33,091

Total Payments	33,568	57,107	37,215

Receipts
Sale of goods and services	23,570	49,222	21,766
Interest received	—	53	—
Grants and contributions	10,202	8,524	15,152

Total Receipts	33,772	57,799	36,918

Net Cash Flows From Operating Activities	204	692	(297)

Net Increase/(Decrease) in Cash	204	692	(297)

Opening Cash and Cash Equivalents	2,916	959	1,651

Closing Cash and Cash Equivalents	3,120	1,651	1,354

Cash Flow Reconciliation
Net result	—	500	(500)
Non cash items added back	237	224	236
Change in operating assets and liabilities	(33)	(32)	(33)

Net Cash Flows From Operating Activities	204	692	(297)

Budget Estimates 2014-15	7 - 21

Natural Resources Commission

Service Group Statements

Natural Resources Commission

Service description:	This service group covers provision of independent advice to the Government on natural resource management (NRM) issues which enables NRM decisions to be based on sound science and best practice management balancing economic, social and environmental interests of the State.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Reviews and audits of the Catchment Action Plans and Local Land Services	no.	5	13	0	11	0
Reviews of scientific, technical and complex issues	no.	5	9	4	6	5
Independent review and audit	no.	n.a.	n.a.	7	8	7

Employees:	FTE	23	23	20	20	20

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	4,717	5,001	4,935
Total expenses include the following:
Employee related	3,262	3,108	3,299
Other operating expenses (a)	1,421	1,857	1,604

Capital Expenditure	130	32	98

(a)	The increase in the 2013-14 Revised reflects the cost of two studies that were commissioned after the completion of the 2013-14 Budget.

7 - 22	Budget Estimates 2014-15

Natural Resources Commission

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	3,262	3,108	3,299
Other operating expenses	1,421	1,857	1,604
Depreciation and amortisation	34	36	32

TOTAL EXPENSES EXCLUDING LOSSES	4,717	5,001	4,935

Revenue
Investment revenue	26	22	27
Grants and contributions	4,853	4,853	4,942
Acceptance by Crown Entity of employee benefits and other liabilities	40	30	39
Other revenue	—	225	—

Total Revenue	4,919	5,130	5,008

Gain/(loss) on disposal of non current assets	—	(3)	—

Net Result	202	126	73

Budget Estimates 2014-15	7 - 23

Natural Resources Commission

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	491	699	685
Receivables	40	42	44

Total Current Assets	531	741	729

Non Current Assets
Property, plant and equipment -
Plant and equipment	128	27	93
Intangibles	—	5	5

Total Non Current Assets	128	32	98

Total Assets	659	773	827

Liabilities
Current Liabilities
Payables	285	194	191
Provisions	152	245	229

Total Current Liabilities	437	439	420

Non Current Liabilities
Provisions	101	102	102

Total Non Current Liabilities	101	102	102

Total Liabilities	538	541	522

Net Assets	121	232	305

Equity
Accumulated funds	121	232	305

Total Equity	121	232	305

7 - 24	Budget Estimates 2014-15

Natural Resources Commission

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	3,238	3,094	3,277
Other	1,423	1,859	1,608

Total Payments	4,661	4,953	4,885

Receipts
Interest received	30	26	27
Grants and contributions	4,853	4,853	4,942
Other	—	225	—

Total Receipts	4,883	5,104	4,969

Net Cash Flows From Operating Activities	222	151	84

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(130)	(25)	(98)
Other	—	(7)	—

Net Cash Flows From Investing Activities	(130)	(32)	(98)

Net Increase/(Decrease) in Cash	92	119	(14)

Opening Cash and Cash Equivalents	399	580	699

Closing Cash and Cash Equivalents	491	699	685

Cash Flow Reconciliation
Net result	202	126	73
Non cash items added back	34	36	32
Change in operating assets and liabilities	(14)	(11)	(21)

Net Cash Flows From Operating Activities	222	151	84

Budget Estimates 2014-15	7 - 25

Parliamentary Counsel’s Office

Service Group Statements

Parliamentary Counsel’s Office

Service description:	This service group covers the provision of drafting, publishing and legislative support services.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Items of legislation drafted (a)	no.	787	835	835	832	830
Pages of legislation drafted	thous	9.4	12.2	12.2	12.2	12.0
Legislative website visits	mill	129	175	200	235	235

Employees:	FTE	44	45	44	44	44

(a)	Items drafted and page counts are for Bills introduced and instruments made. The print layout of legislation was redesigned to enable more text to appear on each page. The page count for previous years has been adjusted so that the figures are on a comparable basis.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	—	3,693	9,296
Total expenses include the following:
Employee related	—	2,998	7,301
Other operating expenses	—	565	1,566

Capital Expenditure	—	20	80

(a)	Commencing 24 February 2014, the Administrative Arrangements Order 2014, transferred the functions of the Parliamentary Council’s Office from the Department of Premier and Cabinet to a standalone agency. The financial indicators for 2013-14 above reflect the revised estimates for the period 24 February to 30 June 2014 only.

7 - 26	Budget Estimates 2014-15

Parliamentary Counsel’s Office

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	—	2,998	7,301
Other operating expenses	—	565	1,566
Depreciation and amortisation	—	130	429

TOTAL EXPENSES EXCLUDING LOSSES	—	3,693	9,296

Revenue
Sales of goods and services	—	51	179
Grants and contributions	—	3,464	8,740
Acceptance by Crown Entity of employee benefits and other liabilities	—	99	222

Total Revenue	—	3,614	9,141

Net Result	—	(79)	(155)

Budget Estimates 2014-15	7 - 27

Parliamentary Counsel’s Office

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	—	49	736

Total Current Assets	—	49	736

Non Current Assets
Property, plant and equipment -
Plant and equipment	—	576	249
Intangibles	—	256	234

Total Non Current Assets	—	832	483

Total Assets	—	881	1,219

Liabilities
Current Liabilities
Payables	—	—	473
Provisions	—	623	636

Total Current Liabilities	—	623	1,109

Non Current Liabilities
Provisions	—	262	269

Total Non Current Liabilities	—	262	269

Total Liabilities	—	885	1,378

Net Assets	—	(4)	(159)

Equity
Accumulated funds	—	(4)	(159)

Total Equity	—	(4)	(159)

7 - 28	Budget Estimates 2014-15

Parliamentary Counsel’s Office

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	—	2,886	7,059
Other	—	565	1,093

Total Payments	—	3,451	8,152

Receipts
Sale of goods and services	—	51	179
Grants and contributions	—	3,464	8,740
Other	—	4	—

Total Receipts	—	3,519	8,919

Net Cash Flows From Operating Activities	—	68	767

Cash Flows From Investing Activities
Purchases of property, plant and equipment	—	(20)	(60)
Other	—	1	(20)

Net Cash Flows From Investing Activities	—	(19)	(80)

Net Increase/(Decrease) in Cash	—	49	687

Opening Cash and Cash Equivalents	—	—	49

Closing Cash and Cash Equivalents	—	49	736

Cash Flow Reconciliation
Net result	—	(79)	(155)
Non cash items added back	—	130	429
Change in operating assets and liabilities	—	17	493

Net Cash Flows From Operating Activities	—	68	767

Budget Estimates 2014-15	7 - 29

Service NSW

Service Group Statements

Service NSW

Service description:	This service group delivers common Government services to customers across New South Wales through digital platforms, one-stop shop service centres and a 24/7 telephone service.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Launch of single digital channel (a)	no.	N/A	N/A	1	1	N/A
Launch of contact centres (b)	no.	N/A	N/A	1	1	1
Transaction services offered (c)	no.	N/A	N/A	800	800	800
Service centres transitioned (d)	no.	N/A	N/A	18	18	59

Employees: (e)	FTE	N/A	N/A	676	693	1,087

(a)	The digital channel was opened on 1 July 2013.
(b)	The Parramatta contact centre was opened on 1 July 2013. Transition of the Newcastle contact centre from Roads and Maritime Services (RMS) commenced in March 2014. It has been facilitated by the assignment of the relevant RMS staff to Service NSW, with full transfer and rebranding to a Service NSW branded operation to be completed in early 2014-15.
(c)	Service NSW is delivering 800 multi-agency transactions through its service delivery network. These transactions will be distributed through an expanding multi-channel network in 2014-15 as coverage is expanded by the Accelerated Digital Strategy.
(d)	The RMS Customer Service Branch, which includes the motor registry network, will transition to Service NSW from 1 July 2014. During 2014-15, it is planned to integrate a further 59 sites into the distribution network as Service NSW sites pursuant to the Accelerated Digital Strategy approved by the Government.
(e)	Increase in staff numbers from 2013-14 to 2014-15 reflects the planned scale-up of physical points of presence under the Accelerated Digital Strategy.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	93,509	95,840	268,822
Total expenses include the following:
Employee related	55,031	35,435	80,540
Other operating expenses	31,634	35,861	32,248
Grants and subsidies (a)	—	19,900	144,189

Capital Expenditure	34,439	34,230	87,185

(a)	Increase in grants and subsidies in 2014-15 is due to projected payments to the RMS for assignment of staff from its Customer Service Branch and related costs, as part of the Accelerated Digital Strategy.

7 - 30	Budget Estimates 2014-15

Service NSW

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	55,031	35,435	80,540
Other operating expenses	31,634	35,861	32,248
Depreciation and amortisation	6,844	4,644	11,845
Grants and subsidies	—	19,900	144,189

TOTAL EXPENSES EXCLUDING LOSSES	93,509	95,840	268,822

Revenue
Sales of goods and services	11,346	6,230	20,000
Investment revenue	—	96	—
Grants and contributions	109,759	118,759	324,197
Acceptance by Crown Entity of employee benefits and other liabilities	—	513	—
Other revenue	—	31	—

Total Revenue	121,105	125,629	344,197

Net Result	27,596	29,789	75,375

Budget Estimates 2014-15	7 - 31

Service NSW

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	1	73	6,699
Receivables	15,277	5,170	2,345

Total Current Assets	15,278	5,243	9,044

Non Current Assets
Property, plant and equipment -
Land and building	3,516	—	—
Plant and equipment	18,073	34,084	111,118
Intangibles	22,553	12,221	10,527

Total Non Current Assets	44,142	46,305	121,645

Total Assets	59,420	51,548	130,689

Liabilities
Current Liabilities
Payables	15,675	3,583	5,249
Provisions	342	1,814	3,487

Total Current Liabilities	16,017	5,397	8,736

Non Current Liabilities
Provisions	446	975	1,402

Total Non Current Liabilities	446	975	1,402

Total Liabilities	16,463	6,372	10,138

Net Assets	42,957	45,176	120,551

Equity
Accumulated funds	42,957	45,176	120,551

Total Equity	42,957	45,176	120,551

7 - 32	Budget Estimates 2014-15

Service NSW

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	55,031	32,997	78,867
Grants and subsidies	—	19,900	144,189
Other	31,634	62,199	44,155

Total Payments	86,665	115,096	267,211

Receipts
Sale of goods and services	11,346	1,560	22,825
Interest received	—	96	—
Grants and contributions	109,759	118,759	324,197
Other	—	28,984	14,000

Total Receipts	121,105	149,399	361,022

Net Cash Flows From Operating Activities	34,440	34,303	93,811

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(15,959)	(26,799)	(87,185)
Other	(18,480)	(7,431)	—

Net Cash Flows From Investing Activities	(34,439)	(34,230)	(87,185)

Net Increase/(Decrease) in Cash	1	73	6,626

Opening Cash and Cash Equivalents	—	—	73

Closing Cash and Cash Equivalents	1	73	6,699

Cash Flow Reconciliation
Net result	27,596	29,789	75,375
Non cash items added back	6,844	4,644	11,845
Change in operating assets and liabilities	—	(130)	6,591

Net Cash Flows From Operating Activities	34,440	34,303	93,811

Budget Estimates 2014-15	7 - 33

Barangaroo Delivery Authority

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	7,354	9,574	9,464
Other operating expenses	8,775	11,237	8,137
Depreciation and amortisation	100	414	396
Grants and subsidies	20,000	23,883	40,317
Finance costs	12,195	10,515	15,798

TOTAL EXPENSES EXCLUDING LOSSES	48,424	55,623	74,112

Revenue
Investment revenue	—	3,888	10,969
Grants and contributions	39,917	42,188	46,656
Other revenue	11	1,160	391

Total Revenue	39,928	47,236	58,016

Gain/(loss) on disposal of non current assets	55,333	44,284	7,387

Net Result	46,837	35,897	(8,709)

7 - 34	Budget Estimates 2014-15

Barangaroo Delivery Authority

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	336	14,150	85
Receivables	201,939	142,236	121,255
Assets held for sale	15,667	7,837	49,805

Total Current Assets	217,942	164,223	171,145

Non Current Assets
Receivables	—	47,822	47,822
Property, plant and equipment -
Land and building	151,188	155,082	97,730
Plant and equipment	224	478	367
Infrastructure systems	184,026	176,364	257,141

Total Non Current Assets	335,438	379,746	403,060

Total Assets	553,380	543,969	574,205

Liabilities
Current Liabilities
Payables	16,754	15,795	15,843
Borrowings at amortised cost	—	22,750	120,922
Provisions	247	13,015	21,808

Total Current Liabilities	17,001	51,560	158,573

Non Current Liabilities
Borrowings at amortised cost	289,792	233,288	233,812
Provisions	90,235	109,824	41,232

Total Non Current Liabilities	380,027	343,112	275,044

Total Liabilities	397,028	394,672	433,617

Net Assets	156,352	149,297	140,588

Equity
Reserves	19,259	19,259	19,259
Accumulated funds	137,093	130,038	121,329

Total Equity	156,352	149,297	140,588

Budget Estimates 2014-15	7 - 35

Barangaroo Delivery Authority

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	7,426	9,309	9,163
Grants and subsidies	20,000	23,883	40,317
Finance costs	6,279	10,515	15,798
Other	65,120	55,192	78,189

Total Payments	98,825	98,899	143,467

Receipts
Interest received	—	3,888	10,969
Other	49,928	53,348	57,047

Total Receipts	49,928	57,236	68,016

Net Cash Flows From Operating Activities	(48,897)	(41,663)	(75,451)

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	166,567	158,172	22,486
Purchases of property, plant and equipment	(96,434)	(101,145)	(80,777)
Advances made	(129,714)	(114,066)	(50,789)
Other	—	—	71,770

Net Cash Flows From Investing Activities	(59,581)	(57,039)	(37,310)

Cash Flows From Financing Activities
Proceeds from borrowings and advances	106,185	126,254	183,245
Repayment of borrowings and advances	—	(20,000)	(84,549)

Net Cash Flows From Financing Activities	106,185	106,254	98,696

Net Increase/(Decrease) in Cash	(2,293)	7,552	(14,065)

Opening Cash and Cash Equivalents	2,629	6,598	14,150

Closing Cash and Cash Equivalents	336	14,150	85

Cash Flow Reconciliation
Net result	46,837	35,897	(8,709)
Non cash items added back	100	414	396
Change in operating assets and liabilities	(95,834)	(77,974)	(67,138)

Net Cash Flows From Operating Activities	(48,897)	(41,663)	(75,451)

7 - 36	Budget Estimates 2014-15

Audit Office of New South Wales

Introduction

The Audit Office of New South Wales audits government activity and prepares reports on behalf of the Auditor-General. It reports to the Parliament of New South Wales and helps to hold the Government accountable for its use of community resources and legal powers.

The Office is funded through services charged back to agencies. It also receives funding for special-purpose and performance audits.

The Audit Office of New South Wales, a statutory authority, operates under the Public Finance and Audit Act 1983.

Services

The Audit Office’s key services are:

•	auditing Government agencies financial statements

•	auditing Government agencies performance

•	providing Auditor-General’s reports to Parliament

•	investigating claims about the misuse of public money.

2014-15 Budget Highlights

In 2014-15, the Audit Office of New South Wales’ key initiatives will include:

•	generating $39.5 million from financial auditing of Government agencies and reporting the results to Parliament

•	spending $5.1 million on performance audits of Government agencies operations and reporting the results to Parliament

•	spending $3 million on upgrading information technology and enhancing information and human capital management systems.

Budget Estimates 2014-15	7 - 37

Audit Office of New South Wales

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	34,127	32,135	33,876
Other operating expenses	9,426	9,558	10,180
Depreciation and amortisation	1,818	1,262	1,975
Other expenses	36	136	337

TOTAL EXPENSES EXCLUDING LOSSES	45,407	43,091	46,368

Revenue
Sales of goods and services	42,147	42,339	44,607
Investment revenue	251	208	250
Other revenue	100	113	104

Total Revenue	42,498	42,660	44,961

Gain/(loss) on disposal of non current assets	—	(27)	—

Net Result	(2,909)	(458)	(1,407)

7 - 38	Budget Estimates 2014-15

Audit Office of New South Wales

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	2,135	5,860	3,236
Receivables	6,202	7,513	7,513
Inventories	797	—	—
Other	8,302	6,830	6,830

Total Current Assets	17,436	20,203	17,579

Non Current Assets
Property, plant and equipment -
Land and building	734	890	572
Plant and equipment	1,151	1,135	1,131
Intangibles	4,935	4,820	6,170
Other	320	430	430

Total Non Current Assets	7,140	7,275	8,303

Total Assets	24,576	27,478	25,882

Liabilities
Current Liabilities
Payables	2,150	2,376	2,376
Provisions	10,753	10,282	10,093
Other	101	232	232

Total Current Liabilities	13,004	12,890	12,701

Non Current Liabilities
Provisions	40,114	30,355	30,355
Other	115	77	77

Total Non Current Liabilities	40,229	30,432	30,432

Total Liabilities	53,233	43,322	43,133

Net Assets	(28,657)	(15,844)	(17,251)

Equity
Accumulated funds	(28,657)	(15,844)	(17,251)

Total Equity	(28,657)	(15,844)	(17,251)

Budget Estimates 2014-15	7 - 39

Audit Office of New South Wales

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	34,313	32,135	34,065
Other	9,462	9,080	10,517

Total Payments	43,775	41,215	44,582

Receipts
Sale of goods and services	42,147	41,225	44,607
Interest received	251	208	250
Other	100	113	104

Total Receipts	42,498	41,546	44,961

Net Cash Flows From Operating Activities	(1,277)	331	379

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(573)	(573)	(540)
Other	(2,976)	(3,027)	(2,463)

Net Cash Flows From Investing Activities	(3,549)	(3,600)	(3,003)

Net Increase/(Decrease) in Cash	(4,826)	(3,269)	(2,624)

Opening Cash and Cash Equivalents	6,961	9,129	5,860

Closing Cash and Cash Equivalents	2,135	5,860	3,236

Cash Flow Reconciliation
Net result	(2,909)	(458)	(1,407)
Non cash items added back	1,818	1,262	1,975
Change in operating assets and liabilities	(186)	(473)	(189)

Net Cash Flows From Operating Activities	(1,277)	331	379

7 - 40	Budget Estimates 2014-15

Independent Commission Against Corruption

Introduction

The Independent Commission Against Corruption (ICAC) promotes and improves integrity in the public sector. It has special powers to investigate, expose and minimise corruption.

The ICAC operates under the Independent Commission Against Corruption Act 1988.

Services

The ICAC’s key service involves investigating corruption complaints, preventing corruption where possible, and educating public sector agencies to promote awareness.

2014-15 Budget Highlights

In 2014-15, ICAC’s key initiatives will include:

•	$3.2 million to finalise the upgrade of the Commission’s information and communications technology infrastructure

•	$3.6 million to complete the Commission’s fit out works at its new accommodation site.

Budget Estimates 2014-15	7 - 41

Independent Commission Against Corruption

Service Group Statements

Corruption Investigation, Prevention, Research and Education

Service description:	This service group covers the processing, assessment and investigation of all corruption complaints. It also covers research and development of corruption training and providing prevention advice to public sector agencies through educational materials.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Average days to deal with complaints	no.	60	39	55	55	55
Investigations completed within twelve months	%	90	86	80	80	80
Training and other presentations delivered	no.	195	173	100	100	100
Persons referred for consideration of prosecution or disciplinary action arising from investigations	no.	10	22	n.a.	28	n.a.

Employees:	FTE	120	124	123	127	123

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	24,291	25,395	26,983
Total expenses include the following:
Employee related	16,500	17,280	17,908
Other operating expenses	5,712	6,906	5,524

Capital Expenditure	10,644	3,794	7,304

7 - 42	Budget Estimates 2014-15

Independent Commission Against Corruption

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Expenses Excluding Losses
Operating Expenses -
Employee related	16,500	17,280	17,908
Other operating expenses	5,712	6,906	5,524
Depreciation and amortisation	2,079	1,209	3,551

TOTAL EXPENSES EXCLUDING LOSSES	24,291	25,395	26,983

Revenue
Recurrent appropriation	21,150	21,150	20,822
Capital appropriation	9,614	3,794	6,274
Sales of goods and services	358	323	366
Investment revenue	54	36	55
Grants and contributions	1,030	2,625	2,630
Acceptance by Crown Entity of employee benefits and other liabilities	533	633	652
Other revenue	23	17	24

Total Revenue	32,762	28,578	30,823

Net Result	8,471	3,183	3,840

Budget Estimates 2014-15	7 - 43

Independent Commission Against Corruption

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	1,038	2,547	2,908
Receivables	818	368	368

Total Current Assets	1,856	2,915	3,276

Non Current Assets
Property, plant and equipment -
Land and building	1,878	1,548	917
Plant and equipment	8,329	2,900	7,340
Intangibles	554	493	437

Total Non Current Assets	10,761	4,941	8,694

Total Assets	12,617	7,856	11,970

Liabilities
Current Liabilities
Payables	775	630	784
Provisions	1,602	2,004	2,124

Total Current Liabilities	2,377	2,634	2,908

Non Current Liabilities
Provisions	407	471	471

Total Non Current Liabilities	407	471	471

Total Liabilities	2,784	3,105	3,379

Net Assets	9,833	4,751	8,591

Equity
Reserves	409	409	409
Accumulated funds	9,424	4,342	8,182

Total Equity	9,833	4,751	8,591

7 - 44	Budget Estimates 2014-15

Independent Commission Against Corruption

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	16,049	16,413	17,039
Other	6,205	7,499	5,965

Total Payments	22,254	23,912	23,004

Receipts
Recurrent appropriation	21,150	21,150	20,822
Capital appropriation	9,614	3,794	6,274
Sale of goods and services	358	323	366
Interest received	54	29	55
Grants and contributions	—	2,625	1,600
Other	1,546	718	1,552

Total Receipts	32,722	28,639	30,669

Net Cash Flows From Operating Activities	10,468	4,727	7,665

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(10,095)	(3,294)	(7,244)
Other	(549)	(500)	(60)

Net Cash Flows From Investing Activities	(10,644)	(3,794)	(7,304)

Net Increase/(Decrease) in Cash	(176)	933	361

Opening Cash and Cash Equivalents	1,214	1,614	2,547

Closing Cash and Cash Equivalents	1,038	2,547	2,908

Cash Flow Reconciliation
Net result	8,471	3,183	3,840
Non cash items added back	2,079	1,193	3,551
Change in operating assets and liabilities	(82)	351	274

Net Cash Flows From Operating Activities	10,468	4,727	7,665

Budget Estimates 2014-15	7 - 45

Independent Pricing and Regulatory Tribunal

Introduction

The Independent Pricing and Regulatory Tribunal (IPART) determines prices for monopoly services provided by government utilities and regulated industries, such as water, transport, gas and local government.

IPART balances industry and consumer needs fairly and openly. It encourages sustainable and efficient services, while protecting consumers.

IPART operates under the Independent Pricing and Regulatory Tribunal Act 1992.

Services

IPART’s key service involves setting prices for monopoly services, administering schemes like water licensing and energy saving, and advising on policy.

2014-15 Budget Highlights

In 2014-15, IPART’s key initiatives will include:

•	$29.5 million to:

•	independently regulate utility services

•	licence key water and gas businesses

•	administer the Energy Savings Scheme

•	set local council rates

•	provide policy advice to Government to deliver a balanced outcome for consumers, utilities and the Government.

•

$1.3 million to increase participation in the Energy Savings Scheme, which supports the Government’s NSW 2021 goal to put downward pressure on the cost of living by realising annual energy savings of 16,000 GWh by 2020.

7 - 46	Budget Estimates 2014-15

Independent Pricing and Regulatory Tribunal

Service Group Statements

Utilities Pricing, Regulation and Analysis and Policy Work

Service description:	This service group covers price setting for energy, water and public transport; carrying out specific reviews of government services referred at the request of the responsible Ministers; and administering the Water Licensing, Energy Compliance and Energy Savings schemes.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Perceived professionalism of staff (a)%		93	93	95	93	93
Special review reports submitted to Ministers	no.	10	7	6	10	6
Abatement certificates registered (b)	mill	24.5	1.2	0.0	0.0	0.0
Energy Savings certificates registered	mill	1.00	3.00	2.70	3.75	1.50

Employees: (c)	FTE	107	125	129	128	133

(a)	The stakeholder survey is conducted every two years.
(b)	The Greenhouse Gas Reduction Scheme closed on 30 June 2012 and no further certificates can be created.
(c)	Increased staff numbers are to support the growth of the Energy Savings Scheme.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	26,891	27,933	30,756
Total expenses include the following:
Employee related	17,412	17,866	18,928
Other operating expenses	8,872	9,460	11,255

Capital Expenditure	180	180	180

Budget Estimates 2014-15	7 - 47

Independent Pricing and Regulatory Tribunal

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	17,412	17,866	18,928
Other operating expenses	8,872	9,460	11,255
Depreciation and amortisation	607	607	573

TOTAL EXPENSES EXCLUDING LOSSES	26,891	27,933	30,756

Revenue
Recurrent appropriation	24,442	23,742	26,597
Capital appropriation	180	180	180
Sales of goods and services	1,311	2,384	3,000
Investment revenue	249	249	255
Acceptance by Crown Entity of employee benefits and other liabilities	386	592	395
Other revenue	216	145	221

Total Revenue	26,784	27,292	30,648

Net Result	(107)	(641)	(108)

7 - 48	Budget Estimates 2014-15

Independent Pricing and Regulatory Tribunal

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	8,699	9,363	9,578
Receivables	950	996	996

Total Current Assets	9,649	10,359	10,574

Non Current Assets
Property, plant and equipment -
Plant and equipment	456	513	125
Intangibles	14	16	11

Total Non Current Assets	470	529	136

Total Assets	10,119	10,888	10,710

Liabilities
Current Liabilities
Payables	867	2,077	2,077
Provisions	1,926	1,887	1,817
Other	—	300	300

Total Current Liabilities	2,793	4,264	4,194

Non Current Liabilities
Provisions	136	432	432

Total Non Current Liabilities	136	432	432

Total Liabilities	2,929	4,696	4,626

Net Assets	7,190	6,192	6,084

Equity
Accumulated funds	7,190	6,192	6,084

Total Equity	7,190	6,192	6,084

Budget Estimates 2014-15	7 - 49

Independent Pricing and Regulatory Tribunal

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	17,097	17,525	18,603
Other	10,113	10,701	12,476

Total Payments	27,210	28,226	31,079

Receipts
Recurrent appropriation	24,442	23,742	26,597
Capital appropriation	180	180	180
Sale of goods and services	1,311	2,384	3,000
Interest received	249	249	255
Cash transfers to the Crown Entity	—	(922)	—
Other	1,437	1,366	1,442

Total Receipts	27,619	26,999	31,474

Net Cash Flows From Operating Activities	409	(1,227)	395

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(180)	(180)	(180)

Net Cash Flows From Investing Activities	(180)	(180)	(180)

Net Increase/(Decrease) in Cash	229	(1,407)	215

Opening Cash and Cash Equivalents	8,470	10,770	9,363

Closing Cash and Cash Equivalents	8,699	9,363	9,578

Cash Flow Reconciliation
Net result	(107)	(641)	(108)
Non cash items added back	607	607	573
Change in operating assets and liabilities	(91)	(1,193)	(70)

Net Cash Flows From Operating Activities	409	(1,227)	395

7 - 50	Budget Estimates 2014-15

New South Wales Electoral Commission

Introduction

The New South Wales Electoral Commission manages the electoral roll, elections and referendums. Its work includes:

•	running general elections for the State

•	running elections for local government, trade unions, statutory boards and registered clubs, and ballots for enterprise agreements

•	delivering automated electronic enrolments to the electoral roll

•	maintaining the lobbyist register and enforcing minimum standards relating to the registration of lobbyists

•	providing administrative support to the Election Funding Authority.

The Commission operates under the Parliamentary Electorates and Elections Act 1912.

Services

The Commission’s key service involves conducting and managing elections, including reporting on electoral spending and advising different groups on their rights and responsibilities.

2014-15 Budget Highlights

In 2014-15, the Commission’s key initiatives will include:

•	$44 million to conduct the State General Election in March 2015, including $2.2 million for the I-vote online voting system

•

$3.8 million as part of a two year project totalling $5.7 million to develop a Roll Management System replacing the reliance and the cost of the electoral roll sourced from the Australian Electoral Commission

•	$600,000 to deliver Tablet devices for the I-roll product to be used in polling places

•	$300,000 for an Online Electoral Material Registration System.

Budget Estimates 2014-15	7 - 51

New South Wales Electoral Commission

Service Group Statements

Conduct and Management of Elections

Service description:	This service group covers the delivery of elections and related services.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Parliamentary general and by-elections conducted	no.	1	3	1	1	1
Local Government ordinary election and by-elections conducted	no.	2	6	12	9	9
Registered club elections conducted	no.	18	15	30	13	18
Statutory board and industrial ballots conducted	no.	27	17	20	18	20

Employees:	FTE	43	59	41	63	69

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	40,086	41,379	92,228
Total expenses include the following:
Employee related	11,919	11,919	12,786
Other operating expenses	6,271	6,212	7,929
Other expenses	17,103	18,452	65,054

Capital Expenditure	6,175	5,775	7,465

7 - 52	Budget Estimates 2014-15

New South Wales Electoral Commission

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	11,919	11,919	12,786
Other operating expenses	6,271	6,212	7,929
Depreciation and amortisation	4,793	4,796	6,459
Other expenses	17,103	18,452	65,054

TOTAL EXPENSES EXCLUDING LOSSES	40,086	41,379	92,228

Revenue
Recurrent appropriation	35,849	34,443	86,017
Capital appropriation	6,175	5,775	7,465
Sales of goods and services	930	930	1,221
Investment revenue	170	170	174
Grants and contributions	—	91	—
Acceptance by Crown Entity of employee benefits and other liabilities	443	443	454
Other revenue	—	5	—

Total Revenue	43,567	41,857	95,331

Net Result	3,481	478	3,103

Budget Estimates 2014-15	7 - 53

New South Wales Electoral Commission

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	4,201	3,155	4,015
Receivables	3,237	2,939	4,121
Inventories	150	150	150
Other	50	—	—

Total Current Assets	7,638	6,244	8,286

Non Current Assets
Property, plant and equipment -
Plant and equipment	2,033	1,623	5,592
Intangibles	14,305	14,352	11,389

Total Non Current Assets	16,338	15,975	16,981

Total Assets	23,976	22,219	25,267

Liabilities
Current Liabilities
Payables	361	1,281	1,281
Provisions	953	945	890
Other	—	2	2

Total Current Liabilities	1,314	2,228	2,173

Non Current Liabilities
Other	150	500	500

Total Non Current Liabilities	150	500	500

Total Liabilities	1,464	2,728	2,673

Net Assets	22,512	19,491	22,594

Equity
Accumulated funds	22,512	19,491	22,594

Total Equity	22,512	19,491	22,594

7 - 54	Budget Estimates 2014-15

New South Wales Electoral Commission

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	11,673	11,494	12,387
Other	29,725	28,115	78,133

Total Payments	41,398	39,609	90,520

Receipts
Recurrent appropriation	35,849	34,443	86,017
Capital appropriation	6,175	5,775	7,465
Sale of goods and services	(607)	350	189
Interest received	170	(69)	174
Grants and contributions	—	91	—
Cash transfers to the Crown Entity	—	(277)	—
Other	5,000	2,354	5,000

Total Receipts	46,587	42,667	98,845

Net Cash Flows From Operating Activities	5,189	3,058	8,325

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(1,510)	(1,510)	(4,472)
Other	(4,665)	(4,265)	(2,993)

Net Cash Flows From Investing Activities	(6,175)	(5,775)	(7,465)

Net Increase/(Decrease) in Cash	(986)	(2,717)	860

Opening Cash and Cash Equivalents	5,187	5,872	3,155

Closing Cash and Cash Equivalents	4,201	3,155	4,015

Cash Flow Reconciliation
Net result	3,481	478	3,103
Non cash items added back	4,793	4,793	6,459
Change in operating assets and liabilities	(3,085)	(2,213)	(1,237)

Net Cash Flows From Operating Activities	5,189	3,058	8,325

Budget Estimates 2014-15	7 - 55

Ombudsman’s Office

Introduction

The Ombudsman’s Office is an independent review body. It aims to ensure public and private sector bodies within its jurisdiction fulfil their functions properly. The Ombudsman is accountable to the public through the Parliament of New South Wales.

The Office operates under a range of legislation, including the Ombudsman Act 1974, the Community Services (Complaints, Reviews and Monitoring) Act 1993 and the Police Act 1990.

Services

The Office’s key service involves investigating, resolving, overseeing and scrutinising complaints.

2014-15 Budget Highlights

In 2014-15, the NSW Ombudsman’s key initiatives will include:

•	$739,000 to establish a new function to oversight Aboriginal service provision in NSW, including creating a new Deputy Ombudsman position

•	$336,000 to embed a new role in referring high risk matters to the Children’s Guardian that have come to the Ombudsman’s attention in the course of exercising his functions

•	finalising the Operation Prospect investigation.

7 - 56	Budget Estimates 2014-15

Ombudsman’s Office

Service Group Statements

Complaint Resolution, Investigation, Oversight and Scrutiny

Service description:	This service group covers the independent resolution, investigation or oversight of complaints made by the public about agencies within the jurisdiction of the Ombudsman and the scrutiny of complaint handling and other systems of those agencies.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Written complaints and notifications about public sector and certain non-government agencies	no.	9,504	8,724	9,000	9,500	9,000
Telephone complaints/inquiries received	no.	23,849	28,041	27,500	28,300	27,500
Time spent on visiting services by Community Visitors	hours	6,222	6,134	8,800	10,100	10,000
Initial assessment of complaints within 10 days	%	97	97	80	97	80
Initial assessment of agency notifications within 10 days	%	93	96	80	95	80

Employees:	FTE	186	180	190	190	185

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	25,879	29,165	29,488
Total expenses include the following:
Employee related	20,705	23,450	24,189
Other operating expenses	4,601	4,984	4,597

Capital Expenditure	1,364	1,318	350

Budget Estimates 2014-15	7 - 57

Ombudsman’s Office

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	20,705	23,450	24,189
Other operating expenses	4,601	4,984	4,597
Depreciation and amortisation	573	713	702
Finance costs	—	18	—

TOTAL EXPENSES EXCLUDING LOSSES	25,879	29,165	29,488

Revenue
Recurrent appropriation	23,669	24,259	24,369
Capital appropriation	1,364	1,314	350
Sales of goods and services	533	599	564
Investment revenue	35	70	35
Grants and contributions	—	2,629	2,165
Acceptance by Crown Entity of employee benefits and other liabilities	889	889	912
Other revenue	—	20	17

Total Revenue	26,490	29,780	28,412

Net Result	611	615	(1,076)

7 - 58	Budget Estimates 2014-15

Ombudsman’s Office

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	1,862	1,777	1,091
Receivables	656	720	569
Other financial assets	—	11	11

Total Current Assets	2,518	2,508	1,671

Non Current Assets
Property, plant and equipment -
Plant and equipment	1,141	954	784
Intangibles	1,035	1,105	923

Total Non Current Assets	2,176	2,059	1,707

Total Assets	4,694	4,567	3,378

Liabilities
Current Liabilities
Payables	870	745	636
Provisions	2,067	1,831	1,787
Other	21	33	17

Total Current Liabilities	2,958	2,609	2,440

Non Current Liabilities
Provisions	474	504	560

Total Non Current Liabilities	474	504	560

Total Liabilities	3,432	3,113	3,000

Net Assets	1,262	1,454	378

Equity
Accumulated funds	1,262	1,454	378

Total Equity	1,262	1,454	378

Budget Estimates 2014-15	7 - 59

Ombudsman’s Office

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	19,686	22,430	23,357
Other	5,145	5,556	4,987

Total Payments	24,831	27,986	28,344

Receipts
Recurrent appropriation	23,669	24,259	24,369
Capital appropriation	1,364	1,314	350
Sale of goods and services	533	599	564
Interest received	35	70	35
Grants and contributions	—	2,629	2,165
Other	543	599	525

Total Receipts	26,144	29,470	28,008

Net Cash Flows From Operating Activities	1,313	1,484	(336)

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(649)	(653)	(180)
Other	(715)	(665)	(170)

Net Cash Flows From Investing Activities	(1,364)	(1,318)	(350)

Net Increase/(Decrease) in Cash	(51)	166	(686)

Opening Cash and Cash Equivalents	1,913	1,611	1,777

Closing Cash and Cash Equivalents	1,862	1,777	1,091

Cash Flow Reconciliation
Net result	611	615	(1,076)
Non cash items added back	573	713	702
Change in operating assets and liabilities	129	156	38

Net Cash Flows From Operating Activities	1,313	1,484	(336)

7 - 60	Budget Estimates 2014-15

Police Integrity Commission

Introduction

The Police Integrity Commission prevents, detects and investigates serious misconduct by the NSW Police Force and New South Wales Crime Commission officers.

The Commission aims to increase public confidence in the integrity of these agencies. It also oversees other agencies that investigate serious police misconduct.

The Commission operates under the Police Integrity Commission Act 1996.

Services

The Commission’s key service involves investigating, researching and managing complaints against officers of the NSW Police Force and New South Wales Crime Commission.

2014-15 Budget Highlight

In 2014-15, the Commission’s key initiatives will include $20 million on detecting and investigating serious misconduct within NSW Police and misconduct within the New South Wales Crime Commission.

Budget Estimates 2014-15	7 - 61

Police Integrity Commission

Service Group Statements

Investigations, Research and Complaint Management

Service description:	This service group covers the detection and investigation of serious misconduct by police and others and the development of effective research projects leading to recommendations for reform and practice improvements within the NSW Police Force and New South Wales Crime Commission.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Active full investigations	no.	43	37	43	35	35
Research projects and reports including reform recommendations	no.	1	1	3	2	2
Complaints assessed	no.	1,039	1,319	1,200	1,400	1,300

Employees:	FTE	104	98	101	98	96

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	20,249	19,435	20,230
Total expenses include the following:
Employee related	14,423	14,219	14,300
Other operating expenses	4,551	4,061	4,780

Capital Expenditure	1,790	1,000	1,200

7 - 62	Budget Estimates 2014-15

Police Integrity Commission

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	14,423	14,219	14,300
Other operating expenses	4,551	4,061	4,780
Depreciation and amortisation	1,275	1,155	1,150

TOTAL EXPENSES EXCLUDING LOSSES	20,249	19,435	20,230

Revenue
Recurrent appropriation	17,980	17,630	18,075
Capital appropriation	1,790	1,000	1,200
Investment revenue	84	60	72
Acceptance by Crown Entity of employee benefits and other liabilities	715	715	733

Total Revenue	20,569	19,405	20,080

Gain/(loss) on disposal of non current assets	—	20	—

Net Result	320	(10)	(150)

Budget Estimates 2014-15	7 - 63

Police Integrity Commission

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	1,800	1,739	1,571
Receivables	433	391	374

Total Current Assets	2,233	2,130	1,945

Non Current Assets
Property, plant and equipment -
Land and building	625	490	290
Plant and equipment	2,861	2,139	2,309
Intangibles	181	179	259

Total Non Current Assets	3,667	2,808	2,858

Total Assets	5,900	4,938	4,803

Liabilities
Current Liabilities
Payables	500	465	475
Provisions	1,198	1,145	1,145

Total Current Liabilities	1,698	1,610	1,620

Non Current Liabilities
Provisions	725	464	469

Total Non Current Liabilities	725	464	469

Total Liabilities	2,423	2,074	2,089

Net Assets	3,477	2,864	2,714

Equity
Reserves	186	416	416
Accumulated funds	3,291	2,448	2,298

Total Equity	3,477	2,864	2,714

7 - 64	Budget Estimates 2014-15

Police Integrity Commission

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	13,778	13,710	13,567
Other	5,094	4,610	5,336

Total Payments	18,872	18,320	18,903

Receipts
Recurrent appropriation	17,980	17,630	18,075
Capital appropriation	1,790	1,000	1,200
Interest received	84	60	72
Cash transfers to the Crown Entity	—	(50)	—
Other	588	588	588

Total Receipts	20,442	19,228	19,935

Net Cash Flows From Operating Activities	1,570	908	1,032

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	20	—
Purchases of property, plant and equipment	(1,690)	(900)	(1,000)
Other	(100)	(100)	(200)

Net Cash Flows From Investing Activities	(1,790)	(980)	(1,200)

Net Increase/(Decrease) in Cash	(220)	(72)	(168)

Opening Cash and Cash Equivalents	2,020	1,811	1,739

Closing Cash and Cash Equivalents	1,800	1,739	1,571

Cash Flow Reconciliation
Net result	320	(10)	(150)
Non cash items added back	1,275	1,150	1,150
Change in operating assets and liabilities	(25)	(232)	32

Net Cash Flows From Operating Activities	1,570	908	1,032

Budget Estimates 2014-15	7 - 65

Public Service Commission

Introduction

The Public Service Commission aims to ensure the public sector workforce is properly equipped to deliver effective programs and services to the people of New South Wales. It leads the sector and advises the Government on workforce-related operational and policy issues. This is achieved through:

•	developing, and driving the implementation of, standards and policies

•	delivering key enabling programs

•	analysing and providing information covering all aspects of workforce management in the public sector.

Services

The Commission’s key service is to improve government service delivery by enhancing public sector capability and addressing workforce issues.

2014-15 Budget Highlights

In 2014-15, the Commission’s key initiatives will include spending:

•

$4.0 million continuing the Human Capital Management System project (commenced 2013-14), which will improve agencies’ ability to manage capability, performance, workforce planning, and learning and development

•	$2.4 million to further develop the capabilities of our most senior leaders across the sector

•	$1.5 million on Public Sector Reform to continue the work to deliver major reform initiatives to implement the Government Sector Employment Act 2013

•	$500,000 supporting the sector through the rollout of the newly developed capability framework and occupation specific capability sets

•	$200,000 to analyse and report on the results of the second sector wide employee survey the 2014 People Matter Employee Survey.

7 - 66	Budget Estimates 2014-15

Public Service Commission

Service Group Statements

Services and Capabilities Improvement

Service description:	This service group covers the promotion and maintenance of the highest levels of integrity, impartiality, accountability, capability and leadership across the public sector through innovative human capital management policies and programs.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Employees:	FTE	93	102	123	107	118

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	35,571	34,371	35,268
Total expenses include the following:
Employee related	17,770	15,266	17,527
Other operating expenses	16,799	18,103	16,294

Capital Expenditure	1,350	1,020	830

Budget Estimates 2014-15	7 - 67

Public Service Commission

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	17,770	15,266	17,527
Other operating expenses	16,799	18,103	16,294
Depreciation and amortisation	1,002	1,002	1,447

TOTAL EXPENSES EXCLUDING LOSSES	35,571	34,371	35,268

Revenue
Recurrent appropriation	32,961	32,111	32,871
Capital appropriation	1,350	1,020	830
Investment revenue	100	170	150
Acceptance by Crown Entity of employee benefits and other liabilities	452	712	443
Other revenue	1,200	1,200	500

Total Revenue	36,063	35,213	34,794

Net Result	492	842	(474)

7 - 68	Budget Estimates 2014-15

Public Service Commission

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	3,235	4,000	4,353
Receivables	500	1,208	1,250

Total Current Assets	3,735	5,208	5,603

Non Current Assets
Property, plant and equipment -
Plant and equipment	1,509	1,502	1,227
Intangibles	2,862	2,553	2,211

Total Non Current Assets	4,371	4,055	3,438

Total Assets	8,106	9,263	9,041

Liabilities
Current Liabilities
Payables	1,360	1,067	1,295
Provisions	1,560	1,578	1,602

Total Current Liabilities	2,920	2,645	2,897

Non Current Liabilities
Provisions	305	308	308

Total Non Current Liabilities	305	308	308

Total Liabilities	3,225	2,953	3,205

Net Assets	4,881	6,310	5,836

Equity
Accumulated funds	4,881	6,310	5,836

Total Equity	4,881	6,310	5,836

Budget Estimates 2014-15	7 - 69

Public Service Commission

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	17,337	14,528	16,932
Other	16,799	19,767	17,840

Total Payments	34,136	34,295	34,772

Receipts
Recurrent appropriation	32,961	32,111	32,871
Capital appropriation	1,350	1,020	830
Interest received	100	170	150
Other	1,200	2,560	2,104

Total Receipts	35,611	35,861	35,955

Net Cash Flows From Operating Activities	1,475	1,566	1,183

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(100)	(100)	(100)
Other	(1,250)	(920)	(730)

Net Cash Flows From Investing Activities	(1,350)	(1,020)	(830)

Net Increase/(Decrease) in Cash	125	546	353

Opening Cash and Cash Equivalents	3,110	3,454	4,000

Closing Cash and Cash Equivalents	3,235	4,000	4,353

Cash Flow Reconciliation
Net result	492	842	(474)
Non cash items added back	1,002	1,002	1,447
Change in operating assets and liabilities	(19)	(278)	210

Net Cash Flows From Operating Activities	1,475	1,566	1,183

7 - 70	Budget Estimates 2014-15

8.	Trade and Investment, Regional Infrastructure and Services Cluster

	Expenses			Capital Expenditure
Agency	2013-14 Revised $m	2014-15 Budget $m	Var. %	2013-14 Revised $m	2014-15 Budget $m	Var. %

Department of Trade and Investment, Regional Infrastructure and Services (a)
Service Group
Industry, Innovation, Hospitality and the Arts	262.4	284.2	8.3	11.8	8.9	(24.5)
Resources and Energy	331.1	363.4	9.7	1.4	4.0	193.0
Primary Industries	1,077.5	951.5	(11.7)	36.8	43.9	19.2
Personnel Services	163.8	65.2	(60.2)	—	—	—
Cluster Grant Funding	576.4	696.7	20.9	0.5	—	N/A

Total	2,411.3	2,361.1	(2.1)	50.6	56.8	12.4

Independent Liquor and Gaming Authority (b)
Service Group
Casino Supervision and Liquor and Gaming Related Services	13.7	13.6	(1.0)	0.1	0.1	—

Total	13.7	13.6	(1.0)	0.1	0.1	—

New South Wales Rural Assistance Authority (b)
Service Group
Financial Assistance to Farmers and Small Businesses	70.1	47.2	(32.7)	0.1	0.1	—

Total	70.1	47.2	(32.7)	0.1	0.1	—

Art Gallery of New South Wales (b)

Total	44.8	46.5	3.6	8.0	16.0	100.3

Australian Museum (b)

Total	44.8	43.0	(3.9)	3.3	5.3	60.4

Catchment Management Authorities (c)

Total	50.6	—	N/A	—	—	—

Destination NSW

Total	131.1	136.0	3.8	3.2	0.2	(95.0)

Local Land Services (c)

Total	114.1	123.8	8.5	0.2	0.3	23.1

Museum of Applied Arts and Sciences (b)

Total	51.4	44.4	(13.6)	6.1	32.5	434.8

Budget Estimates 2014-15	8 - 1

Trade and Investment, Regional Infrastructure and Service Cluster

	Expenses			Capital Expenditure
Agency	2013-14 Revised $m	2014-15 Budget $m	Var. %	2013-14 Revised $m	2014-15 Budget $m	Var. %

New South Wales Film and Television Office

Total	11.1	10.9	(1.6)	—	—	—

NSW Food Authority (b)

Total	22.4	21.6	(3.6)	1.5	1.1	(26.7)

State Library of New South Wales (b)

Total	88.9	91.9	3.4	21.8	20.9	(4.3)

Water Administration Ministerial Corporation (d)

Total	57.4	63.1	10.0	26.3	—	N/A

(a)	The Department of Trade and Investment, Regional Infrastructure and Services is affected by staff changes associated with the Government Sector Employment Act 2013 and Local Land Services Act 2013. The Department is also affected by the transfer of the Urban Water Directorate from the Office of Finance and Services.
(b)	The 2013-14 Revised and 2014-15 Budget are affected by staff changes associated with the Government Sector Employment Act 2013, effective from 24 February 2014.
(c)	Staff from the former Catchment Management Authorities were transferred to Local Land Services on 1 January 2014 as a result of the implementation of Local Land Services Act 2013.
(d)	The revised estimate for capital expenditure reflects the $26.3 million purchase of land as part of the Nimmie-Caira System Enhanced Environmental Water Delivery Project.

8 - 2	Budget Estimates 2014-15

Trade and Investment, Regional Infrastructure and Services Cluster

Introduction

The Trade and Investment, Regional Infrastructure and Services cluster drives sustainable economic growth in New South Wales. It supports businesses and industries across the state to foster investment, innovation and business improvement in all sectors.

The Trade and Investment, Regional Infrastructure and Services cluster is the lead for achieving the following NSW 2021 goals:

•	improve the performance of the NSW economy

•	drive economic growth in regional New South Wales

•	increase the competitiveness of doing business in New South Wales

•	secure potable water supplies.

It is also the co-lead for the NSW 2021 goals to increase opportunities for people to look after their own neighbourhoods and environments and to enhance cultural, creative, sporting and recreation opportunities.

The cluster’s work includes:

•	promoting trade and investment within the State through effective international engagement to grow exports and investment, particularly in regional New South Wales

•	partnering with growth industries to develop and implement strategies to grow the economy and create jobs

•	developing and sustaining profitable food and fibre industries, and demonstrating best-practice natural resource management

•	promoting tourism and securing major events

•	encouraging investment in and sustainable development of gas and mineral resources

•	driving reform in the State’s energy markets to deliver better and more reliable outcomes for customers

•	supporting the hospitality, racing, art and cultural sectors

•	developing the State’s creative sectors and cultural heritage through the State’s cultural institutions

•	regulating casinos; licensing liquor, gaming and registered club industries.

Budget Estimates 2014-15	8 - 3

Trade and Investment, Regional Infrastructure and Services Cluster

Services

The cluster’s key services are:

Primary Industries

•	enabling knowledge transfer and research to promote industry competitiveness, and sustainable agricultural development

•	planning, managing and regulating the sustainable use of fisheries and improving biosecurity with a framework that supports primary industries and efficient food and fibre production

•

managing sustainable water sharing, licensing, allocation and trading arrangements; investigating the feasibility of new or refurbished regional dams; coordinating New South Wales’ involvement in interstate water management; urban water policy development; managing metropolitan water planning and urban regional water supply and sewerage programs; aiding water recycling; and helping non-metropolitan utilities apply best practice

•	managing Crown lands to ensure industry and communities have access to government land, to support economic, social and infrastructure development.

Industry, Innovation, Hospitality and the Arts

•	working with regional and statewide businesses, industries and trading partners to promote trade, investment, employment and innovation

•

regulating and assisting the hospitality and racing industries and supporting the screen, arts and cultural sectors by developing policy, fostering business opportunities, encouraging participation, funding programs and providing infrastructure.

Resources and Energy

•

promoting New South Wales as an attractive investment destination by encouraging investment in the mineral resources industries and reducing barriers to investment, recognising the sector’s role in the NSW economy

•

supporting the sector by producing geoscientific information, managing titles, improving safety and environmental performance, and satisfying community and industry information needs on resource project assessment and compliance

•	addressing gas supply challenges through a regulatory framework that encourages responsible domestic gas industry development

•	reforming the state-owned distribution businesses to drive down electricity prices and implementing strong new protections for vulnerable customers.

8 - 4	Budget Estimates 2014-15

Trade and Investment, Regional Infrastructure and Services Cluster

Other services performed within the cluster

•	securing major events and boosting tourism to support the economy

•	regulating and monitoring food safety to reduce food-borne illness and aid community health

•

delivering customer-focussed services to farmers, landholders and the community across rural and regional areas, and managing catchments to help communities achieve natural resource management priorities

•	acquiring, maintaining and displaying art, natural history and cultural collections, and providing library services, exhibitions, public programs and online services

•	licensing, supervising, controlling and monitoring legal casino gaming, and conducting statutory investigations of casino operations

•	providing financial aid to farmers and small businesses to help them recover from natural disasters, or in exceptional circumstances

•	supporting small business by providing advocacy, low-cost dispute resolution, advisory services, including advice on cutting red tape.

2014-15 Budget Highlights

In 2014-15, the Trade and Investment, Regional Infrastructure and Services cluster’s key initiatives will include:

•	$16 million for coastal infrastructure repairs on Crown land, including on the North Coast

•	$10 million over four years to deliver dredging projects in priority waterways on the North Coast

•	$4.7 million over two years to develop plans to transform the Australian Museum

•

$1.1 million over four years to engage a service provider for specialist small business advisors with language skills to support small businesses from non-English speaking backgrounds in Greater Western Sydney

•	$1.0 million towards scoping and feasibility studies, including environmental, geotechnical and preliminary design work, for the construction of a new dam on the Belubula River

•	$600,000 to establish a presence in South East Asia to grow NSW exports and investments in the priority markets of Singapore, Indonesia and Malaysia

•	$500,000 to undertake feasibility studies and prepare business cases for priority water security infrastructure projects in regional New South Wales

•	$500,000 over two years to develop a Western Sydney tourism, events and conference strategy in partnership with industry.

Budget Estimates 2014-15	8 - 5

Trade and Investment, Regional Infrastructure and Services Cluster

Trade and Investment, Regional Infrastructure and Services

•

$55 million for the State Investment Attraction Scheme and the Regional Industries Investment Fund to improve the State’s economic performance, drive economic growth in regional areas and complement the Jobs Action Plan

•	$14 million for the Research Attraction and Acceleration Program to support innovation and encourage investment in the State’s research and development capacity

•	$3.9 million for the Innovate NSW program to support small and medium enterprises to collaborate with industry and end-users to develop leading edge products and services.

Tourism and Major Events

•

$108 million in integrated tourism and events programs to grow New South Wales as a global tourism and event destination. Highlights include the Australian premiere of Matilda the Musical, the Juventus Soccer match which will be exclusive to Sydney, the Handa Opera on Sydney Harbour, the Australian round of the World Rally Championships in Coffs Harbour, the Bledisloe Cup, the Sydney International Art Series and the National Rugby League grand final.

Small Business

•

$14 million to support the Small Biz Connect program and dispute resolution services, with new initiatives including specialist advisors with language skills to support multicultural small businesses in Western Sydney.

Primary Industries

•	$61 million for Local Land Services to deliver quality services to farmers, land holders and the community across rural and regional New South Wales

•

$11 million to support the NSW Food Authority’s regulation and monitoring of food to help ensure food sold in New South Wales is correctly labelled, safe for human consumption and that consumers are able to make informed choices

•	$4.8 million as the State’s contribution to inter-jurisdictional national biosecurity arrangements to manage the impacts and risks posed by pests, weeds, diseases and contaminants.

Resources and Energy

•	$228 million to assist eligible NSW households with the financial costs of meeting their energy needs and reducing the impact of power prices

•

$23 million for the research and development of low emissions technologies as part of the Government’s commitment to an affordable and secure renewable energy future, while encouraging regional development and employment opportunities

8 - 6	Budget Estimates 2014-15

Trade and Investment, Regional Infrastructure and Services Cluster

•	$6.5 million for the New Frontiers pre-exploration data collection initiative to attract new exploration and further investment in the resources sector

•	$4.3 million for the rehabilitation of derelict mines.

Natural Resources, Lands and Water

•	$39 million to secure long-term potable water supplies and manage effluent effectively in regional communities

•	$17 million to implement water reform initiatives in the Murray-Darling Basin

•	$12 million for programs to improve water and sewerage services for eligible Aboriginal communities

•	$11 million to control noxious weeds to improve agricultural productivity and protect the environment

•	$3.8 million to fulfil the Government’s commitments under the Tweed River Entrance Sand Bypassing Act 1995.

Hospitality, Gaming and Racing

•	$16 million for the Responsible Gambling Fund to help maintain social health and encourage responsible behaviour

•	$14 million in ClubGRANTS funding toward eligible community projects.

The Arts

•	$171 million in operating grants to cultural institutions to help enhance cultural, creative and recreational opportunities and develop the cultural heritage of New South Wales

•

$49 million for infrastructure upgrades to cultural institutions, particularly the Sydney Opera House, Museum of Applied Arts and Sciences and State Library of New South Wales, to maintain the State’s cultural assets and benefit the community and economy

•	$15 million over four years for the Public Library Infrastructure Fund

•	$14 million to advance plans for the transformation of the Sydney Opera House

•	$11 million to enable the Art Gallery to proceed with the next stages of planning for major works and $2.8 million for removal of hazardous materials and electrical switch upgrade.

In 2014-15, the total expenses for the Department of Trade and Investment, Regional Infrastructure and Services will be $2.4 billion.

Budget Estimates 2014-15	8 - 7

Department of Trade and Investment, Regional Infrastructure and Services

Service Group Statements

Industry, Innovation, Hospitality and the Arts

Service description:	This service group covers support for businesses and industries to advance trade, investment, research excellence, innovation, employment and competitiveness, and includes strong support for the regions, developing strategies to attract major events and boost tourism, regulating and advising the hospitality and racing industries, and supporting the arts and cultural sectors.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Jobs impact of major investment projects supported by the Department (a)	no.	8,836	3,785	3,200	5,200	5,500
Clients serviced - export and other services (b)	no.	7,353	5,855	6,000	6,000	6,000
Occupation rate for Arts NSW properties (c)%		85	85	90	89	88
Regulatory inspections (d)	no.	1,969	1,867	1,800	2,000	2,000

Employees:	FTE	625	533	554	514	589

(a)	Jobs creation committed to by companies offered assistance. Program has a new focus on high growth actuals and high growth potential companies. This means fewer companies and higher level services. Significant reorganisation and restructuring meant that for part of the 2012-13 financial year the program was not at full capacity.
(b)	This measure has been redefined to include one to one and group value adding interactions such as missions, events, advisory and capacity building workshops with exporters, investors, and a range of other regional, metropolitan and sector based businesses. The reduction in clients serviced between 2011-12 to 2012-13 can be attributed to the establishment of the Office of the Small Business Commissioner, as those figures are not included.
(c)	Arts NSW provides subsidised rental to many arts organisations through its property portfolio as well as grants provided through the Arts Funding Program. From 2015 the Arts Funding Program is replaced by the Arts and Cultural Development Program.
(d)	The figure for 2011-12 Actual Regulatory Inspections was previously not reported, now 1,969.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	281,145	262,399	284,219
Total expenses include the following:
Employee related	58,370	67,269	73,376
Other operating expenses	42,415	44,960	40,792
Grants and subsidies	166,052	141,448	160,574
Arts and Cultural Development Program (a)	51,218	53,218	48,392
Regional Industries Investment Fund	31,734	19,500	22,000
Research Attraction and Acceleration Program	13,352	12,193	14,000
State Investment Attraction Scheme (b)	53,325	33,638	36,209
Other expenses	1,150	1,034	866

Capital Expenditure	11,292	11,838	8,943

(a)	Formerly Arts Funding Program.
(b)	This figure includes funding provided to Destination NSW.

8 - 8	Budget Estimates 2014-15

Department of Trade and Investment, Regional Infrastructure and Services

Resources and Energy

Service description:	This service group covers support for the mineral resources industries by developing geoscientific information, managing titles and improving safety and environmental performance, maintaining frameworks to support a competitive energy market, reliable and secure energy supplies and a sustainable energy mix, delivering customer assistance programs and monitoring electricity and gas networks and licensed pipelines.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Mine safety regulation:
Investigations of operational safety (a)	no.	409	303	280	226	230
Enforcement actions (b)	no.	1,311	1,279	1,280	1,298	1,280
Mine environmental regulation:
Audits, assessments, investigations and enforcements	no.	950	980	1,000	1,000	1,000
Energy regulation administration:
Total number of licences granted under the Pipelines Act 1967	no.	35	35	39	37	39
Conveyance searches	no.	3,460	3,374	3,700	3,600	3,800

Employees:	FTE	412	388	503	476	507

(a)	The numbers shown represent the subset of incidents requiring an inspector site visit, in accordance with the Mine Safety policy for determination of investigation levels. The year on year decrease indicates less severe incidents are occurring as overall notifiable incidents remain at prior year levels.
(b)	The figure for 2011-12 Actual Enforcement Actions has been revised from 1,307.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	385,299	331,144	363,370
Total expenses include the following:
Employee related	57,423	60,391	66,795
Other operating expenses	61,069	59,437	49,672
Grants and subsidies	254,096	206,196	242,233
Low Income Household Rebate	206,910	179,000	192,700
Family Energy Rebate (a)	18,970	5,000	13,500
Other expenses	9,014	770	—

Capital Expenditure	1,351	1,351	3,958

(a)	The estimate for the Family Energy Rebate for 2013-14 has been revised to reflect low uptake of the scheme.

Budget Estimates 2014-15	8 - 9

Department of Trade and Investment, Regional Infrastructure and Services

Primary Industries

Service description:	This service group covers supporting strong communities through research, knowledge transfer, planning and regulating the sustainable management of agriculture and fisheries sectors, improving biosecurity, delivering sustainable water management, metropolitan and urban regional water supply planning and policy, sewerage programs and managing Crown lands and catchments.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Increase in farm productivity (a)%		0.8	1.0	1.0	1.0	1.0
Native fish stocked in NSW freshwater	mill	1.9	2.0	2.2	2.6	2.2
Fisheries compliance actions (b)	no.	6,569	6,284	7,000	7,000	7,000
Pest and disease monitoring programs in place (c)	no.	41	71	80	122	122
Water sharing arrangements in place or commenced (d)%		77	85	100	90	98
Water supply and sewerage projects completed	no.	481	492	504	503	515
Gross revenue collected from Crown land tenures (e)	$m	51.5	50.1	55.0	54.7	55.8

Employees:	FTE	3,300	3,198	3,094	2,980	3,095

(a)	As measured by the Australian Bureau of Agricultural and Resource Economics and Sciences (ABARES). Figures for 2012-13 onwards are indicative only as ABARES does not issue forecasts of productivity growth, and 2012-13 data is not yet available.
(b)	The data collected for this measure has been expanded to include all sanction types, and includes integration of marine parks officers from 2013-14 onwards. The forecast for 2014-15 will be influenced by weather conditions, changes in illegal fishing patterns, staffing and changes in compliance targets.
(c)	The number of plant and animal disease monitoring programs has increased significantly in 2013-14 with additional invasive species monitoring and control programs now underway.
(d)	Plans commenced (per NSW Office of Water website) as a percentage of total plans proposed for New South Wales.
(e)	From 2013-14 this measure includes an estimate for extractive industry royalties. The figures do not include Public Reserve Management Fund and Crown Lands Reserve Trust income.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	1,053,674	1,077,509	951,481
Total expenses include the following:
Employee related (a)	342,823	341,365	333,172
Other operating expenses	344,212	236,689	314,580
Grants and subsidies (b)	271,607	405,779	222,261
Country Towns Water Supply and Sewerage (c)	49,016	62,016	39,136
Irrigation area asset renewals	9,761	9,761	8,313
Rehabilitation of artesian bores	7,538	7,538	1,538
Other expenses	18,162	25,807	12,176

Capital Expenditure (d)	37,233	36,838	43,922

(a)	2013-14 Revised includes $12 million one-off redundancy funding.
(b)	2013-14 Revised includes $132 million non-cash land transfers expenses, and $49 million State Water grant funding which has moved to Cluster Grants service group from 2014-15 onwards.
(c)	The variations in the Country Towns Water Supply and Sewerage Program largely reflect reprofiling of funding for emergency drought works.
(d)	The capital increase is primarily due to the Dredging of Priority Waterways on the North Coast, Implementation of Aquifer Interference Policy, Water Reform in the Murray Darling Basin, and Bethungra Dam projects.

8 - 10	Budget Estimates 2014-15

Department of Trade and Investment, Regional Infrastructure and Services

Personnel Services

Service description:	This service group covers provision of personnel services to Forests NSW, Museum of Applied Arts and Sciences, the Mine Subsidence Board, Art Gallery of New South Wales, State Library of New South Wales, Sydney Opera House Trust, Australian Museum, Independent Liquor and Gaming Authority, New South Wales Film and Television Office and Local Land Services (former Catchment Management Authorities).

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Employees:

Sydney Catchment Authority (a)	FTE	n.a.	n.a.	n.a.	266	295
Wild Dogs Destruction Board (a)	FTE	n.a.	n.a.	n.a.	13	13
NSW Food Authority (a)	FTE	n.a.	n.a.	n.a.	111	106
New South Wales Rural Assistance Authority (a)	FTE	n.a.	n.a.	n.a.	22	22
Forests NSW (b)	FTE	395	0	0	0	0
Mine Subsidence Board	FTE	28	28	32	32	32
Art Gallery of New South Wales (c)	FTE	237	227	200	0	0
State Library of New South Wales (c)	FTE	376	361	345	0	0
Sydney Opera House Trust (c)	FTE	469	478	468	0	0
Australian Museum (c)	FTE	240	247	230	0	0
Museum of Applied Arts and Sciences (c)	FTE	315	288	282	0	0
Independent Liquor and Gaming Authority (c)	FTE	29	34	30	0	0
Local Land Services (former Catchment Management Authorities) (d)	FTE	540	457	290	0	0
New South Wales Film and Television Office	FTE	20	20	20	19	19

(a)	Staff were transferred to the Department with the implementation of the Government Sector Employment Act 2013, effective 24 February 2014. The Department is providing personnel services to these agencies from 24 February 2014.
(b)	Personnel services staff from the former Forests NSW were transferred to the Forestry Corporation of NSW on 22 April 2013. The Department is no longer providing personnel services to Forestry Corporation of NSW.
(c)	Personnel services staff were transferred to various staff agencies with the implementation of the Government Sector Employment Act 2013, effective 24 February 2014. The Department is no longer providing personnel services to these agencies.
(d)	The 2013-14 figure did not include approximately 128 staff (FTEs) relating to the Commonwealth ‘Caring for our Country’ program. Personnel services staff from the former Catchment Management Authorities were transferred to the newly created Local Land Services, effective 1 January 2014. The Department is not providing personnel services to Local Land Services.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	223,549	163,832	65,239
Total expenses include the following:
Employee related	223,549	163,832	65,239

Budget Estimates 2014-15	8 - 11

Department of Trade and Investment, Regional Infrastructure and Services

Cluster Grant Funding

Service description:	This service group covers the provision of grant funding to agencies within the Trade and Investment, Regional Infrastructure and Services cluster. This includes funding for Local Land Services, Destination NSW, Forestry Corporation of NSW, Independent Liquor and Gaming Authority, New South Wales Film and Television Office, NSW Food Authority, New South Wales Rural Assistance Authority, State Water Corporation, Sydney Water Corporation, Hunter Water Corporation, Water Administration Ministerial Corporation, and the cultural institutions.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	464,653	576,414	696,748
Total expenses include the following:
Employee related	729	729	—
Other operating expenses	565	565	—
Grants and subsidies	463,291	575,120	696,748
Independent Liquor and Gaming Authority	6,479	6,820	2,309
New South Wales Rural Assistance Authority	19,086	52,275	15,328
Local Land Services (former Catchment Management Authorities) (a)	27,014	45,206	32,429
Destination NSW (b)	125,708	125,708	123,963
Forestry Corporation of NSW	9,557	14,787	15,157
New South Wales Film and Television Office	9,869	9,869	9,968
NSW Food Authority	11,293	12,414	11,091
Sydney Opera House (c)	70,126	78,750	57,369
State Library of New South Wales	80,191	84,108	83,809
Australian Museum	26,213	27,307	27,949
Museum of Applied Arts and Sciences	46,275	43,737	48,599
Art Gallery of New South Wales	27,128	32,528	35,246
State Water Corporation	—	—	38,544
Sydney Water Corporation	—	30,388	172,827
Hunter Water Corporation	—	2,371	14,660
Water Administration Ministerial Corporation	—	4,500	7,500

Capital Expenditure	540	540	—

(a)	The 2013-14 Revised Budget includes Catchment Action NSW funding of $9.5 million from the Office of Environment and Heritage. The remaining $5.5 million of funding from the Office of Environment and Heritage is included in the Primary Industries Service Group.
(b)	This figure excludes funding sourced from the State Investment Attraction Scheme.
(c)	A Lower grant to the Sydney Opera House in 2014-15 largely reflects the funding profiles for the building maintenance and capital grants.

8 - 12	Budget Estimates 2014-15

Department of Trade and Investment, Regional Infrastructure and Services

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	682,894	633,586	538,582
Other operating expenses	448,261	341,651	405,044
Depreciation and amortisation	92,951	76,571	81,731
Grants and subsidies	1,155,046	1,328,543	1,321,816
Finance costs	842	3,336	842
Other expenses	28,326	27,611	13,042

TOTAL EXPENSES EXCLUDING LOSSES	2,408,320	2,411,298	2,361,057

Revenue
Recurrent appropriation	1,561,695	1,516,617	1,657,216
Capital appropriation	41,670	41,821	37,966
Transfers to the Crown Entity	(66,415)	(61,500)	(68,061)
Sales of goods and services	476,712	448,571	350,838
Investment revenue	21,025	19,780	23,850
Retained taxes, fees and fines	17,722	21,722	17,900
Grants and contributions	118,225	305,802	91,915
Acceptance by Crown Entity of employee benefits and other liabilities	46,493	41,551	28,712
Other revenue	18,961	51,931	33,799

Total Revenue	2,236,088	2,386,295	2,174,135

Gain/(loss) on disposal of non current assets	538	(14,461)	538
Other gains/(losses)	(5,488)	(3,944)	(5,488)

Net Result	(177,182)	(43,408)	(191,872)

(a)	The 2013-14 revised forecast and 2014-15 Budget estimates reflects:

•	The transfer of the Urban Water Directorate from the Office of Finance and Services, effective from 1 May 2014

•	Transfer of staff from former Catchment Management Authorities to Local Land Services, as a result of the Local Land Services Act 2013 effective from 1 January 2014

•	Transfer of staff in/out of the principal department as a result of the Government Sector Employment Act 2013 changes, effective from 24 February 2014.

Budget Estimates 2014-15	8 - 13

Department of Trade and Investment, Regional Infrastructure and Services

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	510,824	538,094	457,580
Receivables	140,283	131,704	130,900
Other financial assets	5,752	7,677	7,677
Inventories	21,554	20,999	21,595
Assets held for sale	10,651	3,450	3,450
Other	5,219	5,203	5,203

Total Current Assets	694,283	707,127	626,405

Non Current Assets
Receivables	127,438	183,975	182,708
Other financial assets	890,329	893,487	895,267
Inventories	25,910	13,220	13,220
Property, plant and equipment -
Land and building	6,300,238	5,580,963	5,543,541
Plant and equipment	47,821	52,081	50,209
Infrastructure systems	400,871	625,405	610,310
Intangibles	46,261	49,840	46,767

Total Non Current Assets	7,838,868	7,398,971	7,342,022

Total Assets	8,533,151	8,106,098	7,968,427

Liabilities
Current Liabilities
Payables	90,928	99,326	99,926
Borrowings at amortised cost	4,947	2,763	2,763
Other financial liabilities at fair value	2,065	—	—
Provisions	104,861	89,335	90,393
Other	19,805	22,221	22,221

Total Current Liabilities	222,606	213,645	215,303

Non Current Liabilities
Borrowings at amortised cost	7,532	5,997	5,477
Provisions	28,293	67,102	65,834
Other (a)	634,762	—	—

Total Non Current Liabilities	670,587	73,099	71,311

Total Liabilities	893,193	286,744	286,614

Net Assets	7,639,958	7,819,354	7,681,813

Equity
Reserves	298,150	464,336	518,667
Accumulated funds	7,341,808	7,355,018	7,163,146

Total Equity	7,639,958	7,819,354	7,681,813

(a)	In 2012-13, the Department changed its accounting treatment for Aboriginal Land Claims which have been granted but not yet transferred. Previously this land was recorded as a liability, but is now disclosed as an impairment of the asset value instead.

8 - 14	Budget Estimates 2014-15

Department of Trade and Investment, Regional Infrastructure and Services

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	642,968	591,112	510,080
Grants and subsidies	1,072,440	1,172,846	1,299,212
Finance costs	826	3,311	826
Other	543,130	474,630	447,461

Total Payments	2,259,364	2,241,899	2,257,579

Receipts
Recurrent appropriation	1,561,695	1,516,617	1,657,216
Capital appropriation	41,670	41,821	37,966
Sale of goods and services	483,822	499,387	354,906
Interest received	22,553	19,091	23,170
Grants and contributions	28,244	54,227	16,443
Cash transfers to the Crown Entity	(66,415)	(79,556)	(68,061)
Other	172,031	218,897	173,398

Total Receipts	2,243,600	2,270,484	2,195,038

Net Cash Flows From Operating Activities	(15,764)	28,585	(62,541)

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	35,473	24,820	38,786
Advance repayments received	—	25	—
Purchases of property, plant and equipment	(45,142)	(45,832)	(54,080)
Other	(5,274)	13,092	(2,743)

Net Cash Flows From Investing Activities	(14,943)	(7,895)	(18,037)

Cash Flows From Financing Activities
Repayment of borrowings and advances	(750)	(750)	(536)
Other	—	(58,863)	600

Net Cash Flows From Financing Activities	(750)	(59,613)	64

Net Increase/(Decrease) in Cash	(31,457)	(38,923)	(80,514)

Opening Cash and Cash Equivalents	542,281	577,017	538,094

Closing Cash and Cash Equivalents	510,824	538,094	457,580

Cash Flow Reconciliation
Net result	(177,182)	(43,408)	(191,872)
Non cash items added back	159,947	68,479	128,614
Change in operating assets and liabilities	1,471	3,514	717

Net Cash Flows From Operating Activities	(15,764)	28,585	(62,541)

Budget Estimates 2014-15	8 - 15

Independent Liquor and Gaming Authority

Service Group Statements

Casino Supervision and Liquor and Gaming Related Services

Service description:	This service group covers administration of systems for the licensing, supervision, control and monitoring of legal casino gaming in New South Wales and licensing and approval functions for liquor, gaming machines and registered clubs.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Penalty infringement notices issued (a)	no.	123	160	180	165	160
Casino regulatory approvals and employee licences granted (b)	no.	1,048	683	650	650	969
Number of gaming machine related licences/approvals (c)	no.	355	445	465	465	450
Number of liquor related licences (d)	no.	2,444	2,469	2,736	2,700	2,700

(a)	Penalty infringement notices issued relate to infringement notices issued in casino licensed premises only. The Authority has worked with the casino operator to ensure greater emphasis is placed on vetting and preventing excluded persons from gaining access to the casino.
(b)	Casino employee licences granted include both new licences and renewal licences. Future estimates for casino employee licences depend on business growth and staff turnover.
(c)	Gaming machine related licences issued include licence approvals for new games on gaming machines, modification to existing software on gaming machines, new technology gaming machine platforms and new technology gaming machine systems.
(d)	There has been an increase in licences due to, amongst other things, an increase in packaged liquor outlets and event specific licences. With introduction of annual risk based licensing fees in 2014-15 there will be licences relinquished along with additional licence applications considered.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	9,992	13,716	13,584
Total expenses include the following:
Employee related	—	4,292	10,824
Other operating expenses	9,910	9,342	2,726

Capital Expenditure	70	70	70

8 - 16	Budget Estimates 2014-15

Independent Liquor and Gaming Authority

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	—	4,292	10,824
Other operating expenses	9,910	9,342	2,726
Depreciation and amortisation	82	82	34

TOTAL EXPENSES EXCLUDING LOSSES	9,992	13,716	13,584

Revenue
Sales of goods and services	3,072	3,704	1,245
Investment revenue	175	160	170
Retained taxes, fees and fines	—	1,730	8,562
Grants and contributions	6,745	6,902	2,309
Acceptance by Crown Entity of employee benefits and other liabilities	—	1,392	386
Other revenue	—	—	912

Total Revenue	9,992	13,888	13,584

Net Result	—	172	—

(a)	The 2013-14 Revised and 2014-15 Budget for the Independent Liquor and Gaming Authority are affected by staff changes associated with the Government Sector Employment Act 2013, effective from 24 February 2014.

Budget Estimates 2014-15	8 - 17

Independent Liquor and Gaming Authority

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	2,612	6,767	6,335
Receivables	285	323	323

Total Current Assets	2,897	7,090	6,658

Non Current Assets
Property, plant and equipment -
Plant and equipment	46	29	57
Intangibles	31	24	32

Total Non Current Assets	77	53	89

Total Assets	2,974	7,143	6,747

Liabilities
Current Liabilities
Payables	840	1,758	1,758
Other	965	1,237	841

Total Current Liabilities	1,805	2,995	2,599

Non Current Liabilities
Other	11	21	21

Total Non Current Liabilities	11	21	21

Total Liabilities	1,816	3,016	2,620

Net Assets	1,158	4,127	4,127

Equity
Accumulated funds	1,158	4,127	4,127

Total Equity	1,158	4,127	4,127

8 - 18	Budget Estimates 2014-15

Independent Liquor and Gaming Authority

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	—	3,815	10,438
Other	9,810	10,031	3,288

Total Payments	9,810	13,846	13,726

Receipts
Sale of goods and services	3,072	3,960	1,245
Interest received	175	164	170
Grants and contributions	6,479	6,820	2,309
Other	166	2,921	9,640

Total Receipts	9,892	13,865	13,364

Net Cash Flows From Operating Activities	82	19	(362)

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(50)	(50)	(50)
Other	(20)	(20)	(20)

Net Cash Flows From Investing Activities	(70)	(70)	(70)

Net Increase/(Decrease) in Cash	12	(51)	(432)

Opening Cash and Cash Equivalents	2,600	6,818	6,767

Closing Cash and Cash Equivalents	2,612	6,767	6,335

Cash Flow Reconciliation
Net result	—	172	—
Non cash items added back	82	82	34
Change in operating assets and liabilities	—	(235)	(396)

Net Cash Flows From Operating Activities	82	19	(362)

Budget Estimates 2014-15	8 - 19

New South Wales Rural Assistance Authority

Service Group Statements

Financial Assistance to Farmers and Small Businesses

Service description:	This service group covers financial assistance through loans allowing farmers and small businesses to continue operations following natural disasters and helping farmers to improve land management practices. Assistance is also provided through the Natural Disaster Relief and Recovery grants program to farmers and small businesses following extreme natural disaster events.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Applications for assistance processed (a)	no.	9,226	3,896	1,714	4,839	4,108
Applications processed within time frames	%	90	90	90	90	90
Promotional activities	no.	6	6	2	4	4
Farm Debt Mediation applications determined	no.	106	106	130	130	120

Employees:	FTE	22	21	21	22	22

(a)	Revised forecast for 2013-14 reflects current demand for drought assistance and the Commonwealth’s Farm Finance Loan Scheme. The forecast for 2014-15 reflects the expectation of continued drought conditions.

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses (a)	49,238	70,136	47,219
Total expenses include the following:
Employee related	1,928	1,547	—
Other operating expenses	1,265	3,745	3,948
Grants and subsidies (b)	37,237	53,736	32,253

Capital Expenditure	50	50	50

(a)	This includes $17 million in disaster relief in 2013-14.
(b)	Increase from 2013-14 Budget to 2013-14 Revised is mainly due to additional drought support offset by a delay in the Commercial Fisheries Buyout program. The 2014-15 Budget reflects the expected commitments for drought and the Commercial Fisheries Buyout program.

8 - 20	Budget Estimates 2014-15

New South Wales Rural Assistance Authority

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	1,928	1,547	—
Other operating expenses	1,265	3,745	3,948
Depreciation and amortisation	8	8	8
Grants and subsidies	37,237	53,736	32,253
Finance costs	8,800	11,100	11,010

TOTAL EXPENSES EXCLUDING LOSSES	49,238	70,136	47,219

Revenue
Sales of goods and services	—	800	300
Investment revenue	9,336	11,712	11,557
Grants and contributions	39,920	73,079	18,382
Acceptance by Crown Entity of employee benefits and other liabilities	154	19	—
Other revenue	14	17	14

Total Revenue	49,424	85,627	30,253

Gain/(loss) on disposal of non current assets	—	(2)	—

Net Result	186	15,489	(16,966)

(a)	The 2013-14 Revised and 2014-15 Budget for the New South Wales Rural Assistance Authority are affected by staff changes associated with the Government Sector Employment Act 2013, effective from 24 February 2014.

Budget Estimates 2014-15	8 - 21

New South Wales Rural Assistance Authority

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	17,960	36,556	20,498
Receivables	1,712	7,396	7,396
Other financial assets	16,553	15,918	15,918

Total Current Assets	36,225	59,870	43,812

Non Current Assets
Other financial assets	129,218	166,320	166,460
Property, plant and equipment -
Plant and equipment	116	77	119

Total Non Current Assets	129,334	166,397	166,579

Total Assets	165,559	226,267	210,391

Liabilities
Current Liabilities
Payables	4,967	12,080	12,080
Borrowings at amortised cost	16,553	16,217	16,217
Provisions	613	1,737	1,737
Other	—	540	1,490

Total Current Liabilities	22,133	30,574	31,524

Non Current Liabilities
Borrowings at amortised cost	129,618	166,812	166,952
Provisions	7	—	—
Other	—	7	7

Total Non Current Liabilities	129,625	166,819	166,959

Total Liabilities	151,758	197,393	198,483

Net Assets	13,801	28,874	11,908

Equity
Accumulated funds	13,801	28,874	11,908

Total Equity	13,801	28,874	11,908

8 - 22	Budget Estimates 2014-15

New South Wales Rural Assistance Authority

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	1,783	1,689	—
Grants and subsidies	20,734	53,736	15,750
Finance costs	5,300	7,100	7,010
Other	18,668	2,972	21,297

Total Payments	46,485	65,497	44,057

Receipts
Sale of goods and services	—	800	300
Interest received	496	572	547
Grants and contributions	36,920	70,070	15,328
Other	3,914	3,912	4,864

Total Receipts	41,330	75,354	21,039

Net Cash Flows From Operating Activities	(5,155)	9,857	(23,018)

Cash Flows From Investing Activities
Advance repayments received	25,660	27,963	27,870
Purchases of property, plant and equipment	(50)	(50)	(50)
Advances made	(17,000)	(57,000)	(17,000)

Net Cash Flows From Investing Activities	8,610	(29,087)	10,820

Cash Flows From Financing Activities
Proceeds from borrowings and advances	17,000	57,000	17,000
Repayment of borrowings and advances	(20,360)	(20,860)	(20,860)

Net Cash Flows From Financing Activities	(3,360)	36,140	(3,860)

Net Increase/(Decrease) in Cash	95	16,910	(16,058)

Opening Cash and Cash Equivalents	17,865	19,646	36,556

Closing Cash and Cash Equivalents	17,960	36,556	20,498

Cash Flow Reconciliation
Net result	186	15,489	(16,966)
Non cash items added back	(5,292)	(7,095)	(7,002)
Change in operating assets and liabilities	(49)	1,463	950

Net Cash Flows From Operating Activities	(5,155)	9,857	(23,018)

Budget Estimates 2014-15	8 - 23

Art Gallery of New South Wales

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	151	6,619	21,375
Other operating expenses	39,383	32,915	19,785
Depreciation and amortisation	5,278	5,302	5,300

TOTAL EXPENSES EXCLUDING LOSSES	44,812	44,836	46,460

Revenue
Sales of goods and services	9,988	9,988	10,538
Investment revenue	2,550	2,550	2,550
Grants and contributions	35,265	40,555	43,884
Acceptance by Crown Entity of employee benefits and other liabilities	—	1,122	667
Other revenue	91	91	126

Total Revenue	47,894	54,306	57,765

Gain/(loss) on disposal of non current assets	—	8	—

Net Result	3,082	9,478	11,305

(a)	The 2013-14 Revised and 2014-15 Budget for the Art Gallery of New South Wales are affected by staff changes associated with the Government Sector Employment Act 2013, effective from 24 February 2014.

8 - 24	Budget Estimates 2014-15

Art Gallery of New South Wales

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	16,165	18,854	15,826
Receivables	1,404	5,390	5,390
Inventories	1,154	1,196	1,196

Total Current Assets	18,723	25,440	22,412

Non Current Assets
Other financial assets	20,849	20,873	22,473
Property, plant and equipment -
Land and building	194,826	197,594	206,321
Plant and equipment	1,118,728	1,127,308	1,131,322
Intangibles	8	44	44

Total Non Current Assets	1,334,411	1,345,819	1,360,160

Total Assets	1,353,134	1,371,259	1,382,572

Liabilities
Current Liabilities
Payables	5,927	6,432	6,440

Total Current Liabilities	5,927	6,432	6,440

Non Current Liabilities
Other	31	22	22

Total Non Current Liabilities	31	22	22

Total Liabilities	5,958	6,454	6,462

Net Assets	1,347,176	1,364,805	1,376,110

Equity
Reserves	575,879	575,879	575,879
Accumulated funds	771,297	788,926	800,231

Total Equity	1,347,176	1,364,805	1,376,110

Budget Estimates 2014-15	8 - 25

Art Gallery of New South Wales

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	151	7,454	20,708
Other	39,477	34,334	21,140

Total Payments	39,628	41,788	41,848

Receipts
Sale of goods and services	9,988	9,987	10,538
Interest received	1,750	1,750	1,750
Grants and contributions	27,743	33,143	35,717
Other	6,141	9,314	7,656

Total Receipts	45,622	54,194	55,661

Net Cash Flows From Operating Activities	5,994	12,406	13,813

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	8	—
Purchases of property, plant and equipment	(5,210)	(8,010)	(16,041)
Purchases of investments	(800)	(800)	(800)

Net Cash Flows From Investing Activities	(6,010)	(8,802)	(16,841)

Net Increase/(Decrease) in Cash	(16)	3,604	(3,028)

Opening Cash and Cash Equivalents	16,181	15,250	18,854

Closing Cash and Cash Equivalents	16,165	18,854	15,826

Cash Flow Reconciliation
Net result	3,082	9,478	11,305
Non cash items added back	2,478	2,502	2,500
Change in operating assets and liabilities	434	426	8

Net Cash Flows From Operating Activities	5,994	12,406	13,813

8 - 26	Budget Estimates 2014-15

Australian Museum

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	—	9,383	25,597
Other operating expenses	37,996	29,741	12,275
Depreciation and amortisation	4,800	5,557	5,045
Grants and subsidies	87	87	87

TOTAL EXPENSES EXCLUDING LOSSES	42,883	44,768	43,004

Revenue
Sales of goods and services	9,545	9,627	10,165
Investment revenue	390	350	270
Grants and contributions	31,464	31,568	31,456
Acceptance by Crown Entity of employee benefits and other liabilities	—	423	1,395
Other revenue	14	207	14

Total Revenue	41,413	42,175	43,300

Net Result	(1,470)	(2,593)	296

(a)	The 2013-14 Revised and 2014-15 Budget for the Australian Museum are affected by staff changes associated with the Government Sector Employment Act 2013, effective from 24 February 2014.

Budget Estimates 2014-15	8 - 27

Australian Museum

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	10,052	8,406	8,406
Receivables	1,791	1,509	1,509
Inventories	257	299	299

Total Current Assets	12,100	10,214	10,214

Non Current Assets
Receivables	415	443	443
Property, plant and equipment -
Land and building	225,347	226,430	227,780
Plant and equipment	527,670	523,551	522,497
Infrastructure systems	—	2,679	2,679
Intangibles	110	149	149

Total Non Current Assets	753,542	753,252	753,548

Total Assets	765,642	763,466	763,762

Liabilities
Current Liabilities
Payables	2,080	1,588	1,543
Borrowings at amortised cost	415	—	—
Provisions	2,741	2,873	2,918
Other	634	170	170

Total Current Liabilities	5,870	4,631	4,631

Non Current Liabilities
Borrowings at amortised cost	—	443	443

Total Non Current Liabilities	—	443	443

Total Liabilities	5,870	5,074	5,074

Net Assets	759,772	758,392	758,688

Equity
Reserves	169,457	214,451	214,451
Accumulated funds	590,315	543,941	544,237

Total Equity	759,772	758,392	758,688

8 - 28	Budget Estimates 2014-15

Australian Museum

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	—	11,817	25,117
Grants and subsidies	87	87	87
Other	39,281	32,330	15,360

Total Payments	39,368	44,234	40,564

Receipts
Sale of goods and services	9,545	9,562	10,165
Interest received	390	350	270
Grants and contributions	27,156	28,577	29,394
Other	5,607	8,709	6,076

Total Receipts	42,698	47,198	45,905

Net Cash Flows From Operating Activities	3,330	2,964	5,341

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(3,330)	(3,330)	(5,341)

Net Cash Flows From Investing Activities	(3,330)	(3,330)	(5,341)

Net Increase/(Decrease) in Cash	—	(366)	—

Opening Cash and Cash Equivalents	10,052	8,772	8,406

Closing Cash and Cash Equivalents	10,052	8,406	8,406

Cash Flow Reconciliation
Net result	(1,470)	(2,593)	296
Non cash items added back	4,800	5,557	5,045

Net Cash Flows From Operating Activities	3,330	2,964	5,341

Budget Estimates 2014-15	8 - 29

Northern Rivers Catchment Management Authority

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	3,089	3,042	—
Depreciation and amortisation	20	12	—
Grants and subsidies	2,481	2,402	—

TOTAL EXPENSES EXCLUDING LOSSES	5,590	5,456	—

Revenue
Investment revenue	50	29	—
Grants and contributions	5,485	3,815	—
Other revenue	—	838	—

Total Revenue	5,535	4,682	—

Net Result	(55)	(774)	—

(a)	The Catchment Management Authorities were abolished under the Local Land Services Act 2013, effective from 1 January 2014. The assets and liabilities of the former entities became the assets and liabilities of Local Land Services from the same date.

8 - 30	Budget Estimates 2014-15

Northern Rivers Catchment Management Authority

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	2,613	—	—
Receivables	271	—	—

Total Current Assets	2,884	—	—

Non Current Assets
Property, plant and equipment -
Land and building	7	—	—
Plant and equipment	23	—	—

Total Non Current Assets	30	—	—

Total Assets	2,914	—	—

Liabilities
Current Liabilities
Payables	1,432	—	—
Provisions	395	—	—

Total Current Liabilities	1,827	—	—

Non Current Liabilities
Provisions	48	—	—
Other	7	—	—

Total Non Current Liabilities	55	—	—

Total Liabilities	1,882	—	—

Net Assets	1,032	—	—

Equity
Accumulated funds	1,032	—	—

Total Equity	1,032	—	—

Budget Estimates 2014-15	8 - 31

Northern Rivers Catchment Management Authority

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	—	(332)	—
Grants and subsidies	2,481	2,402	—
Other	2,739	4,046	—

Total Payments	5,220	6,116	—

Receipts
Interest received	50	29	—
Grants and contributions	5,135	3,742	—
Other	(1)	1,383	—

Total Receipts	5,184	5,154	—

Net Cash Flows From Operating Activities	(36)	(962)	—

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(23)	—	—
Other	—	(1,501)	—

Net Cash Flows From Investing Activities	(23)	(1,501)	—

Net Increase/(Decrease) in Cash	(59)	(2,463)	—

Opening Cash and Cash Equivalents	2,672	2,463	—

Closing Cash and Cash Equivalents	2,613	—	—

Cash Flow Reconciliation
Net result	(55)	(774)	—
Non cash items added back	20	12	—
Change in operating assets and liabilities	(1)	(200)	—

Net Cash Flows From Operating Activities	(36)	(962)	—

8 - 32	Budget Estimates 2014-15

Border Rivers-Gwydir Catchment Management Authority

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	5	54	—
Other operating expenses	3,791	2,019	—
Depreciation and amortisation	65	24	—
Grants and subsidies	2,624	1,621	—

TOTAL EXPENSES EXCLUDING LOSSES	6,485	3,718	—

Revenue
Investment revenue	80	36	—
Grants and contributions	4,768	3,565	—
Other revenue	1,392	1,668	—

Total Revenue	6,240	5,269	—

Net Result	(245)	1,551	—

(a)	The Catchment Management Authorities were abolished under the Local Land Services Act 2013, effective from 1 January 2014. The assets and liabilities of the former entities became the assets and liabilities of Local Land Services from the same date.

Budget Estimates 2014-15	8 - 33

Border Rivers-Gwydir Catchment Management Authority

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	2,301	—	—
Receivables	1,041	—	—

Total Current Assets	3,342	—	—

Non Current Assets
Property, plant and equipment -
Land and building	131	—	—
Plant and equipment	59	—	—

Total Non Current Assets	190	—	—

Total Assets	3,532	—	—

Liabilities
Current Liabilities
Payables	1,880	—	—
Provisions	414	—	—

Total Current Liabilities	2,294	—	—

Non Current Liabilities
Provisions	125	—	—
Other	3	—	—

Total Non Current Liabilities	128	—	—

Total Liabilities	2,422	—	—

Net Assets	1,110	—	—

Equity
Accumulated funds	1,110	—	—

Total Equity	1,110	—	—

8 - 34	Budget Estimates 2014-15

Border Rivers-Gwydir Catchment Management Authority

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	5	(305)	—
Grants and subsidies	2,624	1,621	—
Other	2,599	3,706	—

Total Payments	5,228	5,022	—

Receipts
Interest received	80	36	—
Grants and contributions	4,609	3,565	—
Other	636	1,594	—

Total Receipts	5,325	5,195	—

Net Cash Flows From Operating Activities	97	173	—

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(23)	(8)	—
Other	—	(2,816)	—

Net Cash Flows From Investing Activities	(23)	(2,824)	—

Net Increase/(Decrease) in Cash	74	(2,651)	—

Opening Cash and Cash Equivalents	2,227	2,651	—

Closing Cash and Cash Equivalents	2,301	—	—

Cash Flow Reconciliation
Net result	(245)	1,551	—
Non cash items added back	65	24	—
Change in operating assets and liabilities	277	(1,402)	—

Net Cash Flows From Operating Activities	97	173	—

Budget Estimates 2014-15	8 - 35

Namoi Catchment Management Authority

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	7	8	—
Other operating expenses	2,716	1,756	—
Depreciation and amortisation	47	19	—
Grants and subsidies	2,834	1,824	—

TOTAL EXPENSES EXCLUDING LOSSES	5,604	3,607	—

Revenue
Investment revenue	97	26	—
Grants and contributions	5,162	3,302	—
Other revenue	—	342	—

Total Revenue	5,259	3,670	—

Net Result	(345)	63	—

(a)	The Catchment Management Authorities were abolished under the Local Land Services Act 2013, effective from 1 January 2014. The assets and liabilities of the former entities became the assets and liabilities of Local Land Services from the same date.

8 - 36	Budget Estimates 2014-15

Namoi Catchment Management Authority

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	2,424	—	—
Receivables	317	—	—

Total Current Assets	2,741	—	—

Non Current Assets
Property, plant and equipment -
Plant and equipment	119	—	—

Total Non Current Assets	119	—	—

Total Assets	2,860	—	—

Liabilities
Current Liabilities
Payables	1,640	—	—
Provisions	511	—	—

Total Current Liabilities	2,151	—	—

Non Current Liabilities
Other	6	—	—

Total Non Current Liabilities	6	—	—

Total Liabilities	2,157	—	—

Net Assets	703	—	—

Equity
Accumulated funds	703	—	—

Total Equity	703	—	—

Budget Estimates 2014-15	8 - 37

Namoi Catchment Management Authority

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	7	(301)	—
Grants and subsidies	2,834	1,824	—
Other	2,521	2,814	—

Total Payments	5,362	4,337	—

Receipts
Interest received	97	26	—
Grants and contributions	5,007	3,302	—
Other	(112)	570	—

Total Receipts	4,992	3,898	—

Net Cash Flows From Operating Activities	(370)	(439)	—

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(23)	—	—
Other	—	(1,510)	—

Net Cash Flows From Investing Activities	(23)	(1,510)	—

Net Increase/(Decrease) in Cash	(393)	(1,949)	—

Opening Cash and Cash Equivalents	2,817	1,949	—

Closing Cash and Cash Equivalents	2,424	—	—

Cash Flow Reconciliation
Net result	(345)	63	—
Non cash items added back	47	19	—
Change in operating assets and liabilities	(72)	(521)	—

Net Cash Flows From Operating Activities	(370)	(439)	—

8 - 38	Budget Estimates 2014-15

Hunter-Central Rivers Catchment Management Authority

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	3	10	—
Other operating expenses	8,168	3,254	—
Depreciation and amortisation	80	31	—
Grants and subsidies	3,069	1,375	—

TOTAL EXPENSES EXCLUDING LOSSES	11,320	4,670	—

Revenue
Investment revenue	270	78	—
Grants and contributions	5,898	5,337	—
Other revenue	5,073	2,520	—

Total Revenue	11,241	7,935	—

Net Result	(79)	3,265	—

(a)	The Catchment Management Authorities were abolished under the Local Land Services Act 2013, effective from 1 January 2014. The assets and liabilities of the former entities became the assets and liabilities of Local Land Services from the same date.

Budget Estimates 2014-15	8 - 39

Hunter-Central Rivers Catchment Management Authority

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	7,948	—	—
Receivables	2,290	—	—
Inventories	87	—	—

Total Current Assets	10,325	—	—

Non Current Assets
Property, plant and equipment -
Land and building	3,901	—	—
Plant and equipment	38	—	—
Intangibles	910	—	—

Total Non Current Assets	4,849	—	—

Total Assets	15,174	—	—

Liabilities
Current Liabilities
Payables	6,261	—	—
Provisions	723	—	—

Total Current Liabilities	6,984	—	—

Non Current Liabilities
Provisions	57	—	—
Other	13	—	—

Total Non Current Liabilities	70	—	—

Total Liabilities	7,054	—	—

Net Assets	8,120	—	—

Equity
Reserves	53	—	—
Accumulated funds	8,067	—	—

Total Equity	8,120	—	—

8 - 40	Budget Estimates 2014-15

Hunter-Central Rivers Catchment Management Authority

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	3	(493)	—
Grants and subsidies	3,069	1,375	—
Other	7,142	8,581	—

Total Payments	10,214	9,463	—

Receipts
Interest received	270	78	—
Grants and contributions	5,568	5,077	—
Other	4,157	3,499	—

Total Receipts	9,995	8,654	—

Net Cash Flows From Operating Activities	(219)	(809)	—

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(23)	—	—
Other	—	(5,483)	—

Net Cash Flows From Investing Activities	(23)	(5,483)	—

Net Increase/(Decrease) in Cash	(242)	(6,292)	—

Opening Cash and Cash Equivalents	8,190	6,292	—

Closing Cash and Cash Equivalents	7,948	—	—

Cash Flow Reconciliation
Net result	(79)	3,265	—
Non cash items added back	80	31	—
Change in operating assets and liabilities	(220)	(4,105)	—

Net Cash Flows From Operating Activities	(219)	(809)	—

Budget Estimates 2014-15	8 - 41

Hawkesbury-Nepean Catchment Management Authority

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	7,283	3,355	—
Depreciation and amortisation	110	57	—
Grants and subsidies	3,462	1,945	—

TOTAL EXPENSES EXCLUDING LOSSES	10,855	5,357	—

Revenue
Investment revenue	142	37	—
Grants and contributions	7,289	4,750	—
Other revenue	3,250	2,389	—

Total Revenue	10,681	7,176	—

Net Result	(174)	1,819	—

(a)	The Catchment Management Authorities were abolished under the Local Land Services Act 2013, effective from 1 January 2014. The assets and liabilities of the former entities became the assets and liabilities of Local Land Services from the same date.

8 - 42	Budget Estimates 2014-15

Hawkesbury-Nepean Catchment Management Authority

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	4,098	—	—
Receivables	1,149	—	—

Total Current Assets	5,247	—	—

Non Current Assets
Property, plant and equipment -
Plant and equipment	91	—	—
Infrastructure systems	15,602	—	—

Total Non Current Assets	15,693	—	—

Total Assets	20,940	—	—

Liabilities
Current Liabilities
Payables	4,050	—	—
Provisions	490	—	—

Total Current Liabilities	4,540	—	—

Non Current Liabilities
Provisions	98	—	—
Other	10	—	—

Total Non Current Liabilities	108	—	—

Total Liabilities	4,648	—	—

Net Assets	16,292	—	—

Equity
Accumulated funds	16,292	—	—

Total Equity	16,292	—	—

Budget Estimates 2014-15	8 - 43

Hawkesbury-Nepean Catchment Management Authority

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	—	(611)	—
Grants and subsidies	3,462	1,945	—
Other	6,146	6,667	—

Total Payments	9,608	8,001	—

Receipts
Interest received	142	37	—
Grants and contributions	6,721	4,665	—
Other	2,304	3,670	—

Total Receipts	9,167	8,372	—

Net Cash Flows From Operating Activities	(441)	371	—

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(46)	—	—
Other	—	(3,232)	—

Net Cash Flows From Investing Activities	(46)	(3,232)	—

Net Increase/(Decrease) in Cash	(487)	(2,861)	—

Opening Cash and Cash Equivalents	4,585	2,861	—

Closing Cash and Cash Equivalents	4,098	—	—

Cash Flow Reconciliation
Net result	(174)	1,819	—
Non cash items added back	110	57	—
Change in operating assets and liabilities	(377)	(1,505)	—

Net Cash Flows From Operating Activities	(441)	371	—

8 - 44	Budget Estimates 2014-15

Southern Rivers Catchment Management Authority

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	5	—	—
Other operating expenses	6,008	3,693	—
Depreciation and amortisation	36	34	—
Grants and subsidies	2,887	2,111	—

TOTAL EXPENSES EXCLUDING LOSSES	8,936	5,838	—

Revenue
Investment revenue	140	57	—
Grants and contributions	5,815	4,752	—
Other revenue	2,614	2,406	—

Total Revenue	8,569	7,215	—

Net Result	(367)	1,377	—

(a)	The Catchment Management Authorities were abolished under the Local Land Services Act 2013, effective from 1 January 2014. The assets and liabilities of the former entities became the assets and liabilities of Local Land Services from the same date.

Budget Estimates 2014-15	8 - 45

Southern Rivers Catchment Management Authority

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	3,387	—	—
Receivables	567	—	—

Total Current Assets	3,954	—	—

Non Current Assets
Property, plant and equipment -
Land and building	164	—	—
Plant and equipment	43	—	—

Total Non Current Assets	207	—	—

Total Assets	4,161	—	—

Liabilities
Current Liabilities
Payables	1,021	—	—
Provisions	431	—	—

Total Current Liabilities	1,452	—	—

Non Current Liabilities
Provisions	58	—	—
Other	9	—	—

Total Non Current Liabilities	67	—	—

Total Liabilities	1,519	—	—

Net Assets	2,642	—	—

Equity
Accumulated funds	2,642	—	—

Total Equity	2,642	—	—

8 - 46	Budget Estimates 2014-15

Southern Rivers Catchment Management Authority

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	5	(538)	—
Grants and subsidies	2,887	2,111	—
Other	5,748	5,945	—

Total Payments	8,640	7,518	—

Receipts
Interest received	140	57	—
Grants and contributions	5,555	4,546	—
Other	2,650	2,000	—

Total Receipts	8,345	6,603	—

Net Cash Flows From Operating Activities	(295)	(915)	—

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(23)	(46)	—
Other	—	(3,499)	—

Net Cash Flows From Investing Activities	(23)	(3,545)	—

Net Increase/(Decrease) in Cash	(318)	(4,460)	—

Opening Cash and Cash Equivalents	3,705	4,460	—

Closing Cash and Cash Equivalents	3,387	—	—

Cash Flow Reconciliation
Net result	(367)	1,377	—
Non cash items added back	36	34	—
Change in operating assets and liabilities	36	(2,326)	—

Net Cash Flows From Operating Activities	(295)	(915)	—

Budget Estimates 2014-15	8 - 47

Murray Catchment Management Authority

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	2	4	—
Other operating expenses	5,310	3,393	—
Depreciation and amortisation	87	43	—
Grants and subsidies	3,266	2,620	—

TOTAL EXPENSES EXCLUDING LOSSES	8,665	6,060	—

Revenue
Investment revenue	115	—	—
Grants and contributions	6,179	7,093	—
Other revenue	1,967	1,590	—

Total Revenue	8,261	8,683	—

Net Result	(404)	2,623	—

(a)	The Catchment Management Authorities were abolished under the Local Land Services Act 2013, effective from 1 January 2014. The assets and liabilities of the former entities became the assets and liabilities of Local Land Services from the same date.

8 - 48	Budget Estimates 2014-15

Murray Catchment Management Authority

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	5,394	—	—
Receivables	538	—	—
Inventories	993	—	—

Total Current Assets	6,925	—	—

Non Current Assets
Property, plant and equipment -
Land and building	45	—	—
Plant and equipment	248	—	—

Total Non Current Assets	293	—	—

Total Assets	7,218	—	—

Liabilities
Current Liabilities
Payables	2,346	—	—
Provisions	558	—	—

Total Current Liabilities	2,904	—	—

Non Current Liabilities
Provisions	54	—	—
Other	3	—	—

Total Non Current Liabilities	57	—	—

Total Liabilities	2,961	—	—

Net Assets	4,257	—	—

Equity
Accumulated funds	4,257	—	—

Total Equity	4,257	—	—

Budget Estimates 2014-15	8 - 49

Murray Catchment Management Authority

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	2	(438)	—
Grants and subsidies	3,266	2,620	—
Other	5,066	6,218	—

Total Payments	8,334	8,400	—

Receipts
Interest received	115	—	—
Grants and contributions	5,989	6,983	—
Other	2,192	569	—

Total Receipts	8,296	7,552	—

Net Cash Flows From Operating Activities	(38)	(848)	—

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(46)	—	—
Other	—	(4,909)	—

Net Cash Flows From Investing Activities	(46)	(4,909)	—

Net Increase/(Decrease) in Cash	(84)	(5,757)	—

Opening Cash and Cash Equivalents	5,478	5,690	—

Closing Cash and Cash Equivalents	5,394	(67)	—

Cash Flow Reconciliation
Net result	(404)	2,623	—
Non cash items added back	87	43	—
Change in operating assets and liabilities	279	(3,514)	—

Net Cash Flows From Operating Activities	(38)	(848)	—

8 - 50	Budget Estimates 2014-15

Murrumbidgee Catchment Management Authority

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	10	55	—
Other operating expenses	3,503	2,456	—
Depreciation and amortisation	44	27	—
Grants and subsidies	2,287	1,366	—

TOTAL EXPENSES EXCLUDING LOSSES	5,844	3,904	—

Revenue
Investment revenue	125	32	—
Grants and contributions	5,030	5,466	—
Other revenue	745	682	—

Total Revenue	5,900	6,180	—

Net Result	56	2,276	—

(a)	The Catchment Management Authorities were abolished under the Local Land Services Act 2013, effective from 1 January 2014. The assets and liabilities of the former entities became the assets and liabilities of Local Land Services from the same date.

Budget Estimates 2014-15	8 - 51

Murrumbidgee Catchment Management Authority

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	4,086	—	—
Receivables	252	—	—

Total Current Assets	4,338	—	—

Non Current Assets
Property, plant and equipment -
Land and building	46	—	—
Plant and equipment	77	—	—

Total Non Current Assets	123	—	—

Total Assets	4,461	—	—

Liabilities
Current Liabilities
Payables	2,664	—	—
Provisions	570	—	—

Total Current Liabilities	3,234	—	—

Non Current Liabilities
Provisions	300	—	—
Other	6	—	—

Total Non Current Liabilities	306	—	—

Total Liabilities	3,540	—	—

Net Assets	921	—	—

Equity
Accumulated funds	921	—	—

Total Equity	921	—	—

8 - 52	Budget Estimates 2014-15

Murrumbidgee Catchment Management Authority

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	10	(466)	—
Grants and subsidies	2,287	1,366	—
Other	1,477	4,288	—

Total Payments	3,774	5,188	—

Receipts
Interest received	125	32	—
Grants and contributions	4,830	5,180	—
Other	744	(389)	—

Total Receipts	5,699	4,823	—

Net Cash Flows From Operating Activities	1,925	(365)	—

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(23)	—	—
Other	—	(2,244)	—

Net Cash Flows From Investing Activities	(23)	(2,244)	—

Net Increase/(Decrease) in Cash	1,902	(2,609)	—

Opening Cash and Cash Equivalents	2,184	2,609	—

Closing Cash and Cash Equivalents	4,086	—	—

Cash Flow Reconciliation
Net result	56	2,276	—
Non cash items added back	44	26	—
Change in operating assets and liabilities	1,825	(2,667)	—

Net Cash Flows From Operating Activities	1,925	(365)	—

Budget Estimates 2014-15	8 - 53

Lachlan Catchment Management Authority

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	5	70	—
Other operating expenses	3,341	2,019	—
Depreciation and amortisation	36	10	—
Grants and subsidies	2,468	1,430	—

TOTAL EXPENSES EXCLUDING LOSSES	5,850	3,529	—

Revenue
Investment revenue	175	60	—
Grants and contributions	4,908	3,117	—
Other revenue	604	330	—

Total Revenue	5,687	3,507	—

Net Result	(163)	(22)	—

(a)	The Catchment Management Authorities were abolished under the Local Land Services Act 2013, effective from 1 January 2014. The assets and liabilities of the former entities became the assets and liabilities of Local Land Services from the same date.

8 - 54	Budget Estimates 2014-15

Lachlan Catchment Management Authority

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	4,676	—	—
Receivables	477	—	—

Total Current Assets	5,153	—	—

Non Current Assets
Property, plant and equipment -
Plant and equipment	50	—	—

Total Non Current Assets	50	—	—

Total Assets	5,203	—	—

Liabilities
Current Liabilities
Payables	694	—	—
Provisions	464	—	—

Total Current Liabilities	1,158	—	—

Non Current Liabilities
Other	6	—	—

Total Non Current Liabilities	6	—	—

Total Liabilities	1,164	—	—

Net Assets	4,039	—	—

Equity
Accumulated funds	4,039	—	—

Total Equity	4,039	—	—

Budget Estimates 2014-15	8 - 55

Lachlan Catchment Management Authority

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	5	(375)	—
Grants and subsidies	2,468	1,430	—
Other	3,050	3,284	—

Total Payments	5,523	4,339	—

Receipts
Interest received	175	60	—
Grants and contributions	4,617	3,117	—
Other	604	1,434	—

Total Receipts	5,396	4,611	—

Net Cash Flows From Operating Activities	(127)	272	—

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(23)	—	—
Other	—	(3,905)	—

Net Cash Flows From Investing Activities	(23)	(3,905)	—

Net Increase/(Decrease) in Cash	(150)	(3,633)	—

Opening Cash and Cash Equivalents	4,826	3,633	—

Closing Cash and Cash Equivalents	4,676	—	—

Cash Flow Reconciliation
Net result	(163)	(22)	—
Non cash items added back	36	10	—
Change in operating assets and liabilities	—	284	—

Net Cash Flows From Operating Activities	(127)	272	—

8 - 56	Budget Estimates 2014-15

Central West Catchment Management Authority

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	1	—	—
Other operating expenses	3,610	2,352	—
Depreciation and amortisation	24	17	—
Grants and subsidies	2,329	1,935	—

TOTAL EXPENSES EXCLUDING LOSSES	5,964	4,304	—

Revenue
Investment revenue	100	33	—
Grants and contributions	5,060	3,436	—
Other revenue	654	702	—

Total Revenue	5,814	4,171	—

Net Result	(150)	(133)	—

(a)	The Catchment Management Authorities were abolished under the Local Land Services Act 2013, effective from 1 January 2014. The assets and liabilities of the former entities became the assets and liabilities of Local Land Services from the same date.

Budget Estimates 2014-15	8 - 57

Central West Catchment Management Authority

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	1,907	—	—
Receivables	469	—	—

Total Current Assets	2,376	—	—

Non Current Assets
Property, plant and equipment -
Land and building	25	—	—
Plant and equipment	74	—	—

Total Non Current Assets	99	—	—

Total Assets	2,475	—	—

Liabilities
Current Liabilities
Payables	1,263	—	—
Provisions	404	—	—

Total Current Liabilities	1,667	—	—

Non Current Liabilities
Provisions	28	—	—
Other	6	—	—

Total Non Current Liabilities	34	—	—

Total Liabilities	1,701	—	—

Net Assets	774	—	—

Equity
Accumulated funds	774	—	—

Total Equity	774	—	—

8 - 58	Budget Estimates 2014-15

Central West Catchment Management Authority

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	1	(494)	—
Grants and subsidies	2,329	1,935	—
Other	3,157	3,155	—

Total Payments	5,487	4,596	—

Receipts
Interest received	100	33	—
Grants and contributions	4,871	3,273	—
Other	651	1,421	—

Total Receipts	5,622	4,727	—

Net Cash Flows From Operating Activities	135	131	—

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(23)	—	—
Other	—	(2,115)	—

Net Cash Flows From Investing Activities	(23)	(2,115)	—

Net Increase/(Decrease) in Cash	112	(1,984)	—

Opening Cash and Cash Equivalents	1,795	1,984	—

Closing Cash and Cash Equivalents	1,907	—	—

Cash Flow Reconciliation
Net result	(150)	(133)	—
Non cash items added back	24	17	—
Change in operating assets and liabilities	261	247	—

Net Cash Flows From Operating Activities	135	131	—

Budget Estimates 2014-15	8 - 59

Western Catchment Management Authority

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	3	5	—
Other operating expenses	2,620	2,579	—
Depreciation and amortisation	10	4	—
Grants and subsidies	2,293	1,506	—

TOTAL EXPENSES EXCLUDING LOSSES	4,926	4,094	—

Revenue
Investment revenue	214	64	—
Grants and contributions	4,245	2,971	—
Other revenue	127	577	—

Total Revenue	4,586	3,612	—

Net Result	(340)	(482)	—

(a)	The Catchment Management Authorities were abolished under the Local Land Services Act 2013, effective from 1 January 2014. The assets and liabilities of the former entities became the assets and liabilities of Local Land Services from the same date.

8 - 60	Budget Estimates 2014-15

Western Catchment Management Authority

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	4,446	—	—
Receivables	297	—	—

Total Current Assets	4,743	—	—

Non Current Assets
Property, plant and equipment -
Plant and equipment	39	—	—

Total Non Current Assets	39	—	—

Total Assets	4,782	—	—

Liabilities
Current Liabilities
Payables	1,013	—	—
Provisions	419	—	—

Total Current Liabilities	1,432	—	—

Non Current Liabilities
Other	4	—	—

Total Non Current Liabilities	4	—	—

Total Liabilities	1,436	—	—

Net Assets	3,346	—	—

Equity
Accumulated funds	3,346	—	—

Total Equity	3,346	—	—

Budget Estimates 2014-15	8 - 61

Western Catchment Management Authority

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	3	(288)	—
Grants and subsidies	2,293	1,506	—
Other	1,986	3,770	—

Total Payments	4,282	4,988	—

Receipts
Interest received	214	64	—
Grants and contributions	4,112	2,892	—
Other	127	1,060	—

Total Receipts	4,453	4,016	—

Net Cash Flows From Operating Activities	171	(972)	—

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(23)	—	—
Other	—	(3,462)	—

Net Cash Flows From Investing Activities	(23)	(3,462)	—

Net Increase/(Decrease) in Cash	148	(4,434)	—

Opening Cash and Cash Equivalents	4,298	4,434	—

Closing Cash and Cash Equivalents	4,446	—	—

Cash Flow Reconciliation
Net result	(340)	(482)	—
Non cash items added back	10	4	—
Change in operating assets and liabilities	501	(494)	—

Net Cash Flows From Operating Activities	171	(972)	—

8 - 62	Budget Estimates 2014-15

Destination NSW

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	17,869	18,284	18,203
Other operating expenses	10,485	9,426	8,232
Depreciation and amortisation	1,670	1,670	1,848
Grants and subsidies	7,200	3,586	11,114
Other expenses	94,757	98,105	96,644

TOTAL EXPENSES EXCLUDING LOSSES	131,981	131,071	136,041

Revenue
Investment revenue	750	1,250	751
Grants and contributions	132,458	132,458	129,813
Acceptance by Crown Entity of employee benefits and other liabilities	323	77	324

Total Revenue	133,531	133,785	130,888

Net Result	1,550	2,714	(5,153)

Budget Estimates 2014-15	8 - 63

Destination NSW

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	9,458	13,602	10,377
Receivables	7,152	7,420	7,250

Total Current Assets	16,610	21,022	17,627

Non Current Assets
Property, plant and equipment -
Land and building	2,560	2,539	1,939
Plant and equipment	309	293	240
Infrastructure systems	5,810	5,810	4,872
Intangibles	202	219	122

Total Non Current Assets	8,881	8,861	7,173

Total Assets	25,491	29,883	24,800

Liabilities
Current Liabilities
Payables	12,764	12,629	12,780
Provisions	4,393	2,959	2,878

Total Current Liabilities	17,157	15,588	15,658

Non Current Liabilities
Provisions	98	84	84

Total Non Current Liabilities	98	84	84

Total Liabilities	17,255	15,672	15,742

Net Assets	8,236	14,211	9,058

Equity
Accumulated funds	8,236	14,211	9,058

Total Equity	8,236	14,211	9,058

8 - 64	Budget Estimates 2014-15

Destination NSW

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	17,663	18,324	17,960
Grants and subsidies	7,200	3,586	11,114
Other	110,491	125,613	110,225

Total Payments	135,354	147,523	139,299

Receipts
Interest received	750	1,250	751
Grants and contributions	127,458	127,458	124,813
Other	10,669	10,678	10,670

Total Receipts	138,877	139,386	136,234

Net Cash Flows From Operating Activities	3,523	(8,137)	(3,065)

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(3,020)	(3,020)	(60)
Other	(150)	(150)	(100)

Net Cash Flows From Investing Activities	(3,170)	(3,170)	(160)

Net Increase/(Decrease) in Cash	353	(11,307)	(3,225)

Opening Cash and Cash Equivalents	9,105	24,909	13,602

Closing Cash and Cash Equivalents	9,458	13,602	10,377

Cash Flow Reconciliation
Net result	1,550	2,714	(5,153)
Non cash items added back	1,670	1,670	1,848
Change in operating assets and liabilities	303	(12,521)	240

Net Cash Flows From Operating Activities	3,523	(8,137)	(3,065)

Budget Estimates 2014-15	8 - 65

Local Land Services

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	—	47,525	58,155
Other operating expenses	—	26,160	40,646
Depreciation and amortisation	—	1,839	2,262
Grants and subsidies	—	38,538	22,694

TOTAL EXPENSES EXCLUDING LOSSES	—	114,062	123,757

Revenue
Sales of goods and services	—	4,569	5,455
Investment revenue	—	1,702	3,000
Retained taxes, fees and fines	—	36,502	36,594
Grants and contributions	—	51,097	61,419
Acceptance by Crown Entity of employee benefits and other liabilities	—	1,618	—
Other revenue	—	12,779	15,025

Total Revenue	—	108,267	121,493

Gain/(loss) on disposal of non current assets	—	(1)	—

Net Result	—	(5,796)	(2,264)

(a)	Local Land Services were established on 1 January 2014 under the Local Land Services Act 2013, and includes former Catchment Management Authorities.

8 - 66	Budget Estimates 2014-15

Local Land Services

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	—	66,020	65,605
Receivables	—	9,363	9,363
Inventories	—	1,877	1,992

Total Current Assets	—	77,260	76,960

Non Current Assets
Property, plant and equipment -
Land and building	—	86,320	86,018
Plant and equipment	—	7,366	6,235
Infrastructure systems	—	27,827	27,368
Intangibles	—	1,257	1,185

Total Non Current Assets	—	122,770	120,806

Total Assets	—	200,030	197,766

Liabilities
Current Liabilities
Payables	—	7,742	7,742
Provisions	—	10,250	10,250
Other	—	853	853

Total Current Liabilities	—	18,845	18,845

Non Current Liabilities
Provisions	—	8,062	8,062
Other	—	1,000	1,000

Total Non Current Liabilities	—	9,062	9,062

Total Liabilities	—	27,907	27,907

Net Assets	—	172,123	169,859

Equity
Accumulated funds	—	172,123	169,859

Total Equity	—	172,123	169,859

Budget Estimates 2014-15	8 - 67

Local Land Services

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	—	37,515	58,155
Grants and subsidies	—	38,538	22,694
Other	—	54,609	40,762

Total Payments	—	130,662	121,611

Receipts
Sale of goods and services	—	4,569	5,455
Interest received	—	1,702	3,000
Retained taxes, fees and fines	—	36,502	36,594
Grants and contributions	—	51,097	61,419
Other	—	21,509	15,026

Total Receipts	—	115,379	121,494

Net Cash Flows From Operating Activities	—	(15,283)	(117)

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	2	—
Purchases of property, plant and equipment	—	(242)	(298)
Other	—	81,543	—

Net Cash Flows From Investing Activities	—	81,303	(298)

Net Increase/(Decrease) in Cash	—	66,020	(415)

Opening Cash and Cash Equivalents	—	—	66,020

Closing Cash and Cash Equivalents	—	66,020	65,605

Cash Flow Reconciliation
Net result	—	(5,796)	(2,264)
Non cash items added back	—	1,839	2,262
Change in operating assets and liabilities	—	(11,326)	(115)

Net Cash Flows From Operating Activities	—	(15,283)	(117)

8 - 68	Budget Estimates 2014-15

Museum of Applied Arts and Sciences

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	—	15,007	24,544
Other operating expenses	39,859	31,141	14,381
Depreciation and amortisation	5,250	5,250	5,479

TOTAL EXPENSES EXCLUDING LOSSES	45,109	51,398	44,404

Revenue
Sales of goods and services	6,153	5,633	5,840
Investment revenue	490	545	490
Grants and contributions	52,159	49,111	55,070
Acceptance by Crown Entity of employee benefits and other liabilities	—	1,090	872
Other revenue	359	309	393

Total Revenue	59,161	56,688	62,665

Gain/(loss) on disposal of non current assets	208	208	8

Net Result	14,260	5,498	18,269

(a)	The 2013-14 Revised and 2014-15 Budget for the Museum of Applied Arts and Sciences are affected by staff changes associated with the Government Sector Employment Act 2013, effective from 24 February 2014.

Budget Estimates 2014-15	8 - 69

Museum of Applied Arts and Sciences

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	5,526	14,436	4,556
Receivables	1,235	1,466	1,464

Total Current Assets	6,761	15,902	6,020

Non Current Assets
Other financial assets	2,473	2,599	2,349
Property, plant and equipment -
Land and building	167,530	155,313	183,413
Plant and equipment	405,748	405,674	405,398

Total Non Current Assets	575,751	563,586	591,160

Total Assets	582,512	579,488	597,180

Liabilities
Current Liabilities
Payables	2,945	3,788	3,751
Provisions	3,078	8,416	7,876

Total Current Liabilities	6,023	12,204	11,627

Non Current Liabilities
Other	51	—	—

Total Non Current Liabilities	51	—	—

Total Liabilities	6,074	12,204	11,627

Net Assets	576,438	567,284	585,553

Equity
Reserves	159,154	159,154	159,154
Accumulated funds	417,284	408,130	426,399

Total Equity	576,438	567,284	585,553

8 - 70	Budget Estimates 2014-15

Museum of Applied Arts and Sciences

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	—	11,008	24,212
Other	37,755	28,903	12,818

Total Payments	37,755	39,911	37,030

Receipts
Sale of goods and services	6,152	5,630	5,842
Interest received	240	295	240
Grants and contributions	46,275	43,737	51,291
Other	3,240	5,307	1,672

Total Receipts	55,907	54,969	59,045

Net Cash Flows From Operating Activities	18,152	15,058	22,015

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	268	268	68
Purchases of property, plant and equipment	(18,525)	(6,070)	(32,463)
Purchases of investments	—	(100)	—

Net Cash Flows From Investing Activities	(18,257)	(5,902)	(32,395)

Net Increase/(Decrease) in Cash	(105)	9,156	(10,380)

Opening Cash and Cash Equivalents	5,631	5,280	14,436
Reclassification of Cash Equivalents	—	—	(500)

Closing Cash and Cash Equivalents	5,526	14,436	4,556

Cash Flow Reconciliation
Net result	14,260	5,498	18,269
Non cash items added back	4,100	3,600	4,329
Change in operating assets and liabilities	(208)	5,960	(583)

Net Cash Flows From Operating Activities	18,152	15,058	22,015

Budget Estimates 2014-15	8 - 71

New South Wales Film and Television Office

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	80	80	80
Other operating expenses	3,476	3,042	3,364
Depreciation and amortisation	68	10	8
Grants and subsidies	6,933	7,919	7,417

TOTAL EXPENSES EXCLUDING LOSSES	10,557	11,051	10,869

Revenue
Investment revenue	350	300	230
Grants and contributions	9,885	9,929	10,045
Other revenue	300	733	300

Total Revenue	10,535	10,962	10,575

Net Result	(22)	(89)	(294)

8 - 72	Budget Estimates 2014-15

New South Wales Film and Television Office

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	5,024	6,433	6,103
Receivables	505	990	990
Other financial assets	359	296	296

Total Current Assets	5,888	7,719	7,389

Non Current Assets
Property, plant and equipment -
Plant and equipment	123	42	85
Intangibles	40	228	221

Total Non Current Assets	163	270	306

Total Assets	6,051	7,989	7,695

Liabilities
Current Liabilities
Payables	2,055	3,549	3,549
Provisions	178	156	156

Total Current Liabilities	2,233	3,705	3,705

Total Liabilities	2,233	3,705	3,705

Net Assets	3,818	4,284	3,990

Equity
Accumulated funds	3,818	4,284	3,990

Total Equity	3,818	4,284	3,990

Budget Estimates 2014-15	8 - 73

New South Wales Film and Television Office

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Cash Flows From Operating Activities
Payments
Employee related	80	80	80
Grants and subsidies	6,933	7,919	7,417
Other	4,698	4,048	4,116

Total Payments	11,711	12,047	11,613

Receipts
Sale of goods and services	(165)	(362)	—
Interest received	350	300	230
Grants and contributions	9,870	9,879	9,968
Other	1,129	1,562	1,129

Total Receipts	11,184	11,379	11,327

Net Cash Flows From Operating Activities	(527)	(668)	(286)

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(44)	(44)	(44)

Net Cash Flows From Investing Activities	(44)	(44)	(44)

Net Increase/(Decrease) in Cash	(571)	(712)	(330)

Opening Cash and Cash Equivalents	5,595	7,145	6,433

Closing Cash and Cash Equivalents	5,024	6,433	6,103

Cash Flow Reconciliation
Net result	(22)	(89)	(294)
Non cash items added back	68	10	8
Change in operating assets and liabilities	(573)	(589)	—

Net Cash Flows From Operating Activities	(527)	(668)	(286)

8 - 74	Budget Estimates 2014-15

NSW Food Authority

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	15,188	10,125	—
Other operating expenses	5,035	10,634	20,059
Depreciation and amortisation	1,030	1,030	1,030
Grants and subsidies	633	633	518

TOTAL EXPENSES EXCLUDING LOSSES	21,886	22,422	21,607

Revenue
Sales of goods and services	2,782	2,782	2,516
Investment revenue	850	850	800
Retained taxes, fees and fines	7,029	7,029	7,267
Grants and contributions	11,293	12,414	11,091

Total Revenue	21,954	23,075	21,674

Other gains/(losses)	—	2,436	—

Net Result	68	3,089	67

(a)	The 2013-14 Revised and 2014-15 Budget for the NSW Food Authority are affected by staff changes associated with the Government Sector Employment Act 2013, effective from 24 February 2014.

Budget Estimates 2014-15	8 - 75

NSW Food Authority

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	15,742	15,214	15,541
Receivables	1,575	1,503	1,416

Total Current Assets	17,317	16,717	16,957

Non Current Assets
Property, plant and equipment -
Land and building	7,460	9,896	9,566
Plant and equipment	2,361	1,830	1,730
Intangibles	3,159	3,213	3,213

Total Non Current Assets	12,980	14,939	14,509

Total Assets	30,297	31,656	31,466

Liabilities
Current Liabilities
Payables	2,152	2,563	1,102
Provisions	5,261	3,913	5,117
Other	96	700	700

Total Current Liabilities	7,509	7,176	6,919

Non Current Liabilities
Provisions	25,486	—	—
Other	—	11,721	11,721

Total Non Current Liabilities	25,486	11,721	11,721

Total Liabilities	32,995	18,897	18,640

Net Assets	(2,698)	12,759	12,826

Equity
Reserves	1,862	1,862	1,862
Accumulated funds	(4,560)	10,897	10,964

Total Equity	(2,698)	12,759	12,826

8 - 76	Budget Estimates 2014-15

NSW Food Authority

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	16,411	16,390	43
Grants and subsidies	633	633	518
Other	4,944	9,151	20,793

Total Payments	21,988	26,174	21,354

Receipts
Sale of goods and services	2,782	2,742	2,516
Interest received	850	850	800
Retained taxes, fees and fines	1,000	1,000	1,000
Grants and contributions	11,293	12,414	11,091
Other	6,527	6,564	6,874

Total Receipts	22,452	23,570	22,281

Net Cash Flows From Operating Activities	464	(2,604)	927

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	600	600	500
Purchases of property, plant and equipment	(955)	(950)	(550)
Other	(550)	(550)	(550)

Net Cash Flows From Investing Activities	(905)	(900)	(600)

Net Increase/(Decrease) in Cash	(441)	(3,504)	327

Opening Cash and Cash Equivalents	16,183	18,718	15,214

Closing Cash and Cash Equivalents	15,742	15,214	15,541

Cash Flow Reconciliation
Net result	68	3,089	67
Non cash items added back	1,030	(1,406)	1,030
Change in operating assets and liabilities	(634)	(4,287)	(170)

Net Cash Flows From Operating Activities	464	(2,604)	927

Budget Estimates 2014-15	8 - 77

State Library of New South Wales

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	—	13,034	29,546
Other operating expenses	45,856	35,521	17,336
Depreciation and amortisation	19,345	13,759	17,503
Grants and subsidies	26,528	26,600	27,518

TOTAL EXPENSES EXCLUDING LOSSES	91,729	88,914	91,903

Revenue
Sales of goods and services	1,803	2,084	1,849
Investment revenue	2,050	1,715	2,050
Grants and contributions	85,790	91,312	87,588
Acceptance by Crown Entity of employee benefits and other liabilities	—	534	2,147
Other revenue	10	171	10

Total Revenue	89,653	95,816	93,644

Other gains/(losses)	(22)	(22)	(22)

Net Result	(2,098)	6,880	1,719

(a)	The 2013-14 Revised and 2014-15 Budget for the State Library of New South Wales are affected by staff changes associated with the Government Sector Employment Act 2013, effective from 24 February 2014.

8 - 78	Budget Estimates 2014-15

State Library of New South Wales

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	10,738	8,494	7,674
Receivables	1,854	4,017	2,903
Other financial assets	—	1,091	1,091
Inventories	190	170	170

Total Current Assets	12,782	13,772	11,838

Non Current Assets
Other financial assets	19,675	21,761	22,041
Property, plant and equipment -
Land and building	205,452	240,886	237,780
Plant and equipment	2,183,471	2,195,248	2,201,727

Total Non Current Assets	2,408,598	2,457,895	2,461,548

Total Assets	2,421,380	2,471,667	2,473,386

Liabilities
Current Liabilities
Payables	5,208	9,051	9,051
Provisions	4,013	4,603	4,603
Other	—	75	75

Total Current Liabilities	9,221	13,729	13,729

Non Current Liabilities
Other	57	47	47

Total Non Current Liabilities	57	47	47

Total Liabilities	9,278	13,776	13,776

Net Assets	2,412,102	2,457,891	2,459,610

Equity
Reserves	788,156	822,209	822,209
Accumulated funds	1,623,946	1,635,682	1,637,401

Total Equity	2,412,102	2,457,891	2,459,610

Budget Estimates 2014-15	8 - 79

State Library of New South Wales

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	—	16,134	27,399
Grants and subsidies	26,528	26,600	27,518
Other	48,601	39,891	22,212

Total Payments	75,129	82,625	77,129

Receipts
Sale of goods and services	1,781	2,062	1,827
Interest received	1,750	1,415	1,750
Grants and contributions	80,573	85,649	84,388
Other	7,972	12,204	9,200

Total Receipts	92,076	101,330	97,165

Net Cash Flows From Operating Activities	16,947	18,705	20,036

Cash Flows From Investing Activities
Proceeds from sale of investments	720	720	720
Purchases of property, plant and equipment	(17,987)	(21,804)	(20,876)
Purchases of investments	(700)	(700)	(700)

Net Cash Flows From Investing Activities	(17,967)	(21,784)	(20,856)

Net Increase/(Decrease) in Cash	(1,020)	(3,079)	(820)

Opening Cash and Cash Equivalents	11,758	11,573	8,494

Closing Cash and Cash Equivalents	10,738	8,494	7,674

Cash Flow Reconciliation
Net result	(2,098)	6,880	1,719
Non cash items added back	19,045	12,939	17,203
Change in operating assets and liabilities	—	(1,114)	1,114

Net Cash Flows From Operating Activities	16,947	18,705	20,036

8 - 80	Budget Estimates 2014-15

Water Administration Ministerial Corporation

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	50,500	51,380	57,134
Depreciation and amortisation	5,034	6,000	6,000

TOTAL EXPENSES EXCLUDING LOSSES	55,534	57,380	63,134

Revenue
Sales of goods and services	50,500	50,500	52,000
Grants and contributions (a)	—	30,800	7,500

Total Revenue	50,500	81,300	59,500

Net Result	(5,034)	23,920	(3,634)

(a)	The 2013-14 revised amount for grants and contributions is due to revenue for land acquisition and related works under the Commonwealth-funded Nimmie-Caira System Enhanced Environmental Water Delivery Project.

Budget Estimates 2014-15	8 - 81

Water Administration Ministerial Corporation

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Other	—	3,620	5,986

Total Current Assets	—	3,620	5,986

Non Current Assets
Property, plant and equipment -
Land and building (a)	12	26,312	26,312
Plant and equipment	2,593	2,961	2,271
Infrastructure systems	741,611	740,368	735,058
Intangibles	25	75	75

Total Non Current Assets	744,241	769,716	763,716

Total Assets	744,241	773,336	769,702

Liabilities
Current Liabilities
Non Current Liabilities
Net Assets	744,241	773,336	769,702

Equity
Reserves	10,066	10,066	10,066
Accumulated funds	734,175	763,270	759,636

Total Equity	744,241	773,336	769,702

(a)	The Department of Trade and Investment, Regional Infrastructure and Services has revised this estimate by $26.3 million for the purchase of land as part of the Nimmie-Caira System Enhanced Environmental Water Delivery Project.

8 - 82	Budget Estimates 2014-15

Water Administration Ministerial Corporation

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Other	50,500	55,000	59,500

Total Payments	50,500	55,000	59,500

Receipts
Sale of goods and services	50,500	50,500	52,000
Grants and contributions	—	30,800	7,500

Total Receipts	50,500	81,300	59,500

Net Cash Flows From Operating Activities	—	26,300	—

Cash Flows From Investing Activities
Purchases of property, plant and equipment	—	(26,300)	—

Net Cash Flows From Investing Activities	—	(26,300)	—

Cash Flows From Financing Activities

Net Increase/(Decrease) in Cash	—	—	—

Cash Flow Reconciliation
Net result	(5,034)	23,920	(3,634)
Non cash items added back	5,034	6,000	6,000
Change in operating assets and liabilities	—	(3,620)	(2,366)

Net Cash Flows From Operating Activities	—	26,300	—

Budget Estimates 2014-15	8 - 83

9.	Transport Cluster

Agency	Expenses			Capital Expenditure
	2013-14 Revised $m	2014-15 Budget $m	Var. %	2013-14 Revised $m	2014-15 Budget $m	Var. %

Transport for NSW
Service Group
Asset Maintenance	2,842.3	2,941.0	3.5	153.5	189.8	23.6
Services and Operations	4,347.2	4,664.2	7.3	87.5	92.6	5.8
Growth and Improvement	4,596.1	5,362.3	16.7	2,400.1	2,680.9	11.7
Cluster Grant Funding	4.4	4.3	(1.9)	—	—	—

Total	11,789.9	12,971.8	10.0	2,641.1	2,963.3	12.2

Roads and Maritime Services
Service Group
Asset Maintenance	1,024.1	812.2	(20.7)	558.6	616.4	10.3
Services and Operations	3,097.8	2,841.8	(8.3)	46.2	63.2	36.8
Growth and Improvement	76.2	79.3	4.0	2,339.4	2,982.8	27.5

Total	4,198.2	3,733.3	(11.1)	2,944.2	3,662.4	24.4

Independent Transport Safety Regulator
Service Group
Rail Safety Regulation	15.7	16.7	6.7	0.1	—	N/A

Total	15.7	16.7	6.7	0.1	—	N/A

Office of Transport Safety Investigations
Service Group
Investigation and Risk Mitigation Analysis	2.4	2.4	—	—	—	—

Total	2.4	2.4	—	—	—	—

Budget Estimates 2014-15	9 - 1

Transport Cluster

Introduction

The Transport cluster is responsible for planning, infrastructure and service delivery across all modes of transport. It aims to aid the movement of people and goods across New South Wales, grow the State economy and encourage increased use of public transport by providing a better customer experience.

The Transport cluster is the lead for achieving the following NSW 2021 goals:

•	reduce travel times

•	grow patronage on public transport by making it a more attractive choice

•	improve the customer experience with transport services

•	improve road safety.

The Transport cluster’s responsibilities include:

•	delivering transport for people and freight in New South Wales, including public transport, roads and maritime services

•	delivering major transport infrastructure projects

•	consolidating planning for roads, rail, buses, light rail, ferries, taxis and waterways

•	developing and overseeing policies and regulations

•	managing freight

•	investigating transport accidents and incidents

•	overseeing the development and maintenance of the transport system to ensure it is safe, reliable, clean and efficient.

Services

The cluster’s key services are:

•	delivering transport services to provide a seamless network for customers, including ticketing services and customer information

•	building and maintaining roads, public transport networks and fleet assets

•	ensuring the safety and security of transport customers, staff and the general public

•

planning an integrated transport system to increase efficiency and reliability by considering anticipated future changes in land use and travel demand, ensuring adequate access to new growth areas and maintaining access across regional New South Wales

•	providing regulatory accreditation, compliance monitoring and enforcement services

•	investigating safety incidents to mitigate risks.

9 - 2	Budget Estimates 2014-15

Transport Cluster

2014-15 Budget Highlights

In 2014-15, total expenses for Transport for NSW (TfNSW) will be $13.0 billion, including:

•	$5.4 billion to grow and enhance roads and public transport networks

•	$4.7 billion for services and operations

•	$2.9 billion for maintenance of road and public transport assets

•	$17 million for the Independent Transport Safety Regulator and $2.4 million for the Office of Transport Safety Investigations.

Rail Services

Key initiatives include:

•	$863 million for the North West Rail Link to deliver a new rapid transit service to the people of the North West

•

$283 million for the Northern Sydney Freight Corridor to improve freight rail access through the Sydney-Newcastle rail corridor between Strathfield and Broadmeadow and improve the reliability of passenger services

•	$265 million for the CBD and South East Light Rail

•	$103 million for the South West Rail Link with services planned to commence in 2015

•	$84 million for Wynyard Walk, to improve pedestrian access from Wynyard station to the western CBD and Barangaroo area

•	$66 million to upgrade Wynyard Station concourse and platforms

•	$62 million for the Station Refresh Program across the Sydney Trains and NSW TrainLink networks

•	$39 million to develop and implement track and infrastructure improvements on the T1 rail line

•	$34 million on rail infrastructure works to support the Waratah trains

•	$14 million to complete the Rail Clearways program improving network capacity and reliability

•	$11 million to establish a consolidated Rail Operations Centre

•	$10 million to progress implementation of advanced train control systems

•	$7.0 million to continue planning for the second harbour crossing as part of Sydney’s Rail Future

•	$5.0 million to commence procurement of 65 new intercity trains.

Budget Estimates 2014-15	9 - 3

Transport Cluster

Bus Services

Key initiatives include:

•	$952 million for metropolitan and outer metropolitan bus services, including financing costs of 199 new replacement and growth buses worth $91 million.

•	$394 million for rural and regional bus services including school services in country areas

•

$67 million to continue building infrastructure to support bus priority on key corridors including $25 million for the Northern Beaches and $15 million for the Sydney CBD bus changes to support light rail

•	$12 million towards a new bus depot in Western Sydney to accommodate growth in the bus fleet.

Ferry Services

Key initiatives include:

•	$17 million to construct a new ferry wharf and interchange hub at Barangaroo

•	$1.5 million to continue the ferry fleet replacement program.

Transport Access Program

The Government will spend $193 million in 2014-15 to improve access to the public transport network including:

•	accessibility improvements at train stations, ferry wharves and interchanges

•	train station upgrades

•	providing additional commuter car parking and interchange capacity across the rail network

•	improving safety and security across the transport network

•	refurbishing commuter wharves in Sydney Harbour.

Ticketing, Concessions and Community Transport

Key initiatives include:

•	$519 million for concession schemes for pensioners, students, people with disabilities and others using public transport

•	$157 million to continue implementing the Opal card integrated electronic ticketing system for Sydney, the Blue Mountains, Central Coast, Hunter, Illawarra and the Southern Highlands

•	$59 million for the transport component of the Home and Community Care program.

9 - 4	Budget Estimates 2014-15

Transport Cluster

Roads and Maritime Infrastructure

Key initiatives include:

•

$1.2 billion to continue the Pacific Highway upgrade program, with construction underway or commencing for the five remaining major projects between Port Macquarie and Coffs Harbour, and commencing construction on parts of the final section between Woolgoolga and Ballina

•	$616 million for capital maintenance of road and maritime assets, including bridge rebuilding, pavement rehabilitation, drainage upgrades and wharf maintenance

•	$266 million for planning and preconstruction to enable delivery of WestConnex

•	$240 million from the Community Road Safety Fund to deliver the NSW Road Safety Strategy

•

$209 million for road upgrades to support population and economic growth in Western Sydney, including completing sections of Schofields Road, Richmond Road and Camden Valley Way, and commence construction of the Old Wallgrove Road upgrade

•	$185 million for upgrades on the Princes Highway, including completing the major duplication at Gerringong, commencing the Foxground and Berry bypass, and commencing an upgrade at Termeil Creek

•	$113 million to continue the upgrade on the Great Western Highway, including completing the Woodford to Hazelbrook and Bullaburra to Wentworth Falls upgrades, and commencing the upgrade at Kelso

•

$109 million for road upgrades to support Sydney’s second airport at Badgerys Creek, including commencing construction of Bringelly Road between Camden Valley Way and King Street, and planning for a new motorway between the M7 and The Northern Road

•

$70 million for upgrades to Central Coast roads, including the intersection of Central Coast Highway with Brisbane Water Drive and Manns Road, and intersection upgrades along Wyong Road and Terrigal Drive

•

$69 million for major road upgrades in regional New South Wales, including constructing the second stage of the Moree Bypass, additional overtaking lanes on the Newell Highway, further safety works on the Barton Highway, and planning an upgrade at Bolivia Hill on the New England Highway

•	$69 million for cycling and pedestrian infrastructure, including a pedestrian bridge at Heathcote, the Albert ‘Tibby’ Cotter Bridge over Anzac Parade in Sydney, and the Nepean River Green Bridge

•	$43 million to reduce congestion on Sydney roads by addressing critical pinch points

•	$26 million to progress planning and preconstruction for future links on the Sydney Motorway Network including the Princes Motorway (F6) corridor between Loftus and St Peters

•	$23 million for upgrades to commuter wharves in Sydney Harbour

Budget Estimates 2014-15	9 - 5

Transport Cluster

•	$16 million to support the Bells Line of Road Corridor Improvement Program (Stage 1), including enhanced overtaking opportunities, safety works and road realignments

•	$14 million to progress short term works and plan for major road upgrades to support the new Northern Beaches Hospital

•

$11 million to continue planning for major road upgrades in the Sydney Airport precinct, including the Wentworth Avenue extension and Joyce Drive widening, to reduce congestion and complement the operation of the future WestConnex Motorway

•	$10 million towards systems and infrastructure to deliver real time travel information on Sydney’s motorways

•	$10 million for initial works and planning to improve road access to the Sydney CBD, and support the delivery and operation of light rail in the city centre

•	$2.2 million to progress planning for the Queanbeyan Bypass (Ellerton Drive extension)

•	$2.0 million for planning and preconstruction works for Goanna Hill realignment on the Mitchell Highway.

Freight Infrastructure and Services

Key initiatives include:

•	$181 million for maintenance of Country Rail assets, including replacement of timber sleepers with modern long life steel sleepers, resurfacing track and replacement of bridges and culverts

•

$77 million to support productivity and safety for road freight in regional New South Wales, including extending the Bridges for the Bush program to upgrade and replace critical timber truss bridges, and building and upgrading heavy vehicle rest areas

•

$8.0 million for the Strategic Noise Action Plan (the Plan), to address and manage freight rail noise. The Plan includes actions to minimise and mitigate avoidable noise at its source, minimise the development of new noise hotspots and reduce noise impacts at existing hotspots across the rail network

•

$6.0 million to commence a program of rail infrastructure upgrades at key sites on the Country Regional Network to improve train loading rates for grain. This will include lengthening sidings to reduce or eliminate delays shunting trains to fit short sidings

•	$5.0 million to begin upgrading Gocup Road to cater for increased use by heavy vehicles carrying timber and general cargo to and from the forest products mills in the Tumut Valley

•	$3.0 million for Port Botany Landside Improvement Strategy, a program that improves landside efficiency in and around the Port Botany precinct as part of the NSW Cargo Movement Coordination Centre.

9 - 6	Budget Estimates 2014-15

Transport for NSW

Service Group Statements

Asset Maintenance

Service description:	This service group covers work performed on physical assets to address defects and deterioration in their condition, and replacement required at the end of their useful life, to ensure operational capacity. The scope of activities within this service group includes maintaining current fleet and infrastructure to applicable standards, replacing infrastructure to current standards at the end of its useful life (which is impacted by deterioration over time and by consumption or use) and interventions made to improve cost efficiency and performance of assets in conjunction with the previously listed activities.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

% of fleet maintained by RailCorp available for Service each day (a)%		n.a.	90.20	91.20	91.60	≥90.00
Rail routine maintenance critical inspections compliance (monthly average)%		99.76	99.90	99.85	99.80	≥99.00
Intensity of pavement rebuilding (b)%		1.55	1.10	1.70	1.70	1.40
Annual renewal ratio (c)%		n.a.	n.a.	51.00	51.00	53.00

Employees:	FTE	n.a.	18	18	20	20

(a)	Fleet availability against the total fleet is reported from 2012-13 onwards. Historical results on this basis are not available.
(b)	Results for 2011-12 and 2013-14 revised due to methodology change.
(c)	The result for this indicator is a function of program funding and asset depreciation value has recently been updated in line with the Treasury and the Auditor-General recommendations. Comparative to 2012-13, performance remains consistent and on target.

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	2,980,283	2,842,279	2,941,049
Total expenses include the following:
Employee related	2,850	3,719	3,265
Other operating expenses	161,844	181,386	170,332
Grants and subsidies	2,814,182	2,654,920	2,766,002
Other expenses	1,407	2,254	1,450

Capital Expenditure	67,000	153,534	189,800

Budget Estimates 2014-15	9 - 7

Transport for NSW

Services and Operations

Service description:	This service group covers work performed in operating and utilising the transport network and fleet to provide the required services to customers. The scope of the activities in the service group includes deploying resources and utilising physical assets in the provision of front line customer services, deploying resources to influence demand and transport user behaviour, replacing fleet at the end of their useful life, work performed by external parties as part of a financing agreement (for example, public-private partnerships, leases or grants) and shared corporate and employee services.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Suburban and rail revenue carriage kilometres (a)	mill	245.83	252.04	n.a.	258.67	260.92
Metropolitan Bus in-service kilometres (b)	mill	172.46	174.38	n.a.	179.42	187.18
Ferry revenue hours (c)	no.	72,304	76,978	n.a.	79,446	80,235
Public transport customer satisfaction (d)%		n.a.	80.00	≥79.00	84.00	≥85.00
Licensed drivers and riders	mill	4.98	5.02	5.14	5.11	5.19
Boating licenses	mill	0.49	0.49	0.49	0.50	0.50

Employees: (e)	FTE	n.a.	1,162	1,379	2,904	2,904

(a)	Includes all Sydney Trains services and NSW TrainLink Intercity services. Not previously reported and forecasts were not completed for 2013-14.
(b)	Includes metropolitan and outer-metropolitan contract areas. Includes all contracted route, school and free shuttle services. Not previously reported and forecasts were not completed for 2013-14.
(c)	Includes all contract services operated by Harbour City Ferries. Not previously reported and forecasts were not completed for 2013-14.
(d)	Modal satisfaction results for trains, buses, ferries and light rail are weighted according to each mode’s relative patronage to produce an overall satisfaction result. Historical actuals are not available as this is a new measure.
(e)	The employee numbers above are for TfNSW staff only and do not include employees working in other Transport cluster agencies under the Government Sector Employment Act 2013. The increase in employee numbers reflects the amalgamation of Human Resources and Business Services into TfNSW as a result of the Corporate and Shared Services Reform.

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	3,246,202	4,347,150	4,664,155
Total expenses include the following:
Employee related (a)	285,315	919,671	1,397,911
Other operating expenses	115,873	183,358	163,720
Grants and subsidies	2,565,607	2,972,433	2,779,277
Other expenses	14,856	17,457	14,738

Capital Expenditure	55,980	87,513	92,585

(a)	Movements in employee related expenses due to the transfer of employees to TfNSW as a result of the Government Sector Employment Act 2013, effective 24 February 2014.

9 - 8	Budget Estimates 2014-15

Transport for NSW

Growth and Improvement

Service description:	This service group covers work done to contribute to the expansion of the asset portfolio, specifically to meet changing or improved standards or enhanced system capability. The scope of activities within this service group includes investigations, feasibility studies and optioneering that may result in network improvement and expansion programs, initiatives to improve functionality on existing operational assets to meet new service and legislative requirements and initiatives to expand the existing asset portfolio to increase the capacity of the transport system.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Major roadworks completed within 10 per cent of planned duration (a)%		89.60	72.50	90.00	93.00	90.00
Major roadworks completed within 10 per cent of the authorised cost (b)%		100.00	100.00	90.00	62.00	90.00
Bus lane length	km/h	157.40	159.70	160.20	160.30	165.50

Employees:	FTE	n.a.	673	1,024	1,093	1,093

(a)	10 of 13 projects (76.9 per cent) were completed within 10 per cent of planned duration in 2012-13. This result falls to 72.5 per cent when weighted. Majority of delays were due to above average wet weather.
(b)	This indicator is sensitive to high cost projects which can dramatically alter the result. The 2013-14 Revised is influenced by a high value project in the Pacific Highway Program.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	5,084,181	4,596,093	5,362,276
Total expenses include the following:
Employee related	49,161	79,028	65,120
Other operating expenses	278,037	87,826	78,395
Grants and subsidies	4,754,375	4,425,079	5,216,073
Other expenses	2,608	4,160	2,688

Capital Expenditure	2,495,785	2,400,101	2,680,920

Budget Estimates 2014-15	9 - 9

Transport for NSW

Cluster Grant Funding

Service description:	This service group covers the provision of grant funding to agencies within the Transport cluster. This includes funding to Independent Transport Safety Regulator and Office of Transport Safety Investigations.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	17,793	4,360	4,278
Grants and subsidies
Independent Transport Safety Regulator	15,495	2,064	1,955
Office of Transport Safety Investigations	2,298	2,296	2,323

9 - 10	Budget Estimates 2014-15

Transport for NSW

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related (a)	337,326	1,002,418	1,466,296
Other operating expenses	555,754	452,570	412,447
Depreciation and amortisation	172,035	171,094	219,879
Grants and subsidies	10,151,957	10,056,792	10,765,630
Finance costs	92,516	83,137	88,630
Other expenses	18,871	23,871	18,876

TOTAL EXPENSES EXCLUDING LOSSES	11,328,459	11,789,882	12,971,758

Revenue
Recurrent appropriation	8,080,774	8,002,927	8,908,368
Capital appropriation	2,342,962	2,271,726	2,658,393
Sales of goods and services (a)	391,468	794,627	1,286,208
Investment revenue	14,277	16,005	11,389
Retained taxes, fees and fines	2,256	2,256	2,307
Grants and contributions	610,691	890,082	370,051
Acceptance by Crown Entity of employee benefits and other liabilities	12,079	58,929	29,235
Other revenue	4,208	—	—

Total Revenue	11,458,715	12,036,552	13,265,951

Gain/(loss) on disposal of non current assets	68,214	—	13,960
Other gains/(losses)	—	(21,183)	—

Net Result	198,470	225,487	308,153

(a)	Movements are due to the transfer of employees to TfNSW as a result of the Government Sector Employment Act 2013, effective from 24 February 2014.

Budget Estimates 2014-15	9 - 11

Transport for NSW

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Assets
Current Assets
Cash assets	448,658	503,988	459,114
Receivables	145,717	587,571	582,253

Total Current Assets	594,375	1,091,559	1,041,367

Non Current Assets
Receivables (a)	—	1,065,153	1,055,272
Other financial assets	22,287	1,169	1,169
Property, plant and equipment -
Land and building	596,071	610,825	616,509
Plant and equipment	1,068,894	1,047,536	1,096,348
Infrastructure systems	1,928,598	2,164,406	2,520,446
Intangibles	498,099	481,073	674,780

Total Non Current Assets	4,113,949	5,370,162	5,964,524

Total Assets	4,708,324	6,461,721	7,005,891

Liabilities
Current Liabilities
Payables	425,825	632,863	638,079
Borrowings at amortised cost	177,558	190,215	177,620
Provisions (a)	23,578	379,671	379,092

Total Current Liabilities	626,961	1,202,749	1,194,791

Non Current Liabilities
Borrowings at amortised cost	1,439,186	1,319,265	1,536,433
Provisions	—	1,063,981	1,054,100
Other	45	45	45

Total Non Current Liabilities	1,439,231	2,383,291	2,590,578

Total Liabilities	2,066,192	3,586,040	3,785,369

Net Assets	2,642,132	2,875,681	3,220,522

Equity
Reserves	—	106,262	142,950
Accumulated funds	2,642,132	2,769,419	3,077,572

Total Equity	2,642,132	2,875,681	3,220,522

(a)	Movements in receivables and provisions relate to the transfer of employee liabilities to TfNSW as a result of the Government Sector Employment Act 2013, effective from 24 February 2014.

9 - 12	Budget Estimates 2014-15

Transport for NSW

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	325,247	914,083	1,447,521
Grants and subsidies	8,114,532	8,096,758	8,613,524
Finance costs	92,516	83,137	88,630
Other	658,808	612,192	519,816

Total Payments	9,191,103	9,706,170	10,669,491

Receipts
Recurrent appropriation	8,080,774	8,002,927	8,908,368
Capital appropriation	2,342,962	2,271,726	2,658,393
Sale of goods and services	391,468	763,732	1,296,667
Interest received	14,277	12,555	11,389
Grants and contributions	610,691	890,082	370,051
Other	102,996	333,599	95,540

Total Receipts	11,543,168	12,274,621	13,340,408

Net Cash Flows From Operating Activities	2,352,065	2,568,451	2,670,917

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	127,667	59,627	—
Proceeds from sale of investments	16,816	16,816	37,725
Purchases of property, plant and equipment	(2,231,493)	(2,328,187)	(2,627,140)
Other	(213,580)	(218,357)	(240,404)

Net Cash Flows From Investing Activities	(2,300,590)	(2,470,101)	(2,829,819)

Cash Flows From Financing Activities
Proceeds from borrowings and advances	150,178	116,094	188,243
Repayment of borrowings and advances	(65,308)	(65,308)	(74,215)

Net Cash Flows From Financing Activities	84,870	50,786	114,028

Net Increase/(Decrease) in Cash	136,345	149,136	(44,874)

Opening Cash and Cash Equivalents	312,313	354,852	503,988

Closing Cash and Cash Equivalents	448,658	503,988	459,114

Cash Flow Reconciliation
Net result	198,470	225,487	308,153
Non cash items added back	2,205,252	2,152,311	2,371,985
Change in operating assets and liabilities	(51,657)	190,653	(9,221)

Net Cash Flows From Operating Activities	2,352,065	2,568,451	2,670,917

Budget Estimates 2014-15	9 - 13

Roads and Maritime Services

Service Group Statements

Asset Maintenance

Service description:	This service group covers work performed on physical assets to address defects and deterioration in their condition, and replacement at the end of their useful life to ensure operational capacity.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Employees:	FTE	3,173	3,061	2,878	2,828	2,783

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses (a)	955,609	1,024,146	812,231
Total expenses include the following:
Employee related	268,902	308,166	221,266
Other operating expenses	410,707	415,480	382,721
Grants and subsidies	276,000	300,500	208,244

Capital Expenditure	563,400	558,620	616,405

(a)	Expenses budgeted to decline in 2014-15 to reflect efficiency savings and lower in-house maintenance works from the maintenance contestability reform, and reclassification of non-cash grant expenses to the Services and Operations Service Group.

Services and Operations

Service description:	This service group covers work performed in operating and utilising the transport network and fleet to provide the required services to customers.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Employees: (a)	FTE	3,900	3,807	3,333	3,074	2,742

(a)	The decline in FTEs reflects the achievement of efficiency savings, Transport cluster restructures and transfer of functions.

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses (a)	2,525,447	3,097,790	2,841,761
Total expenses include the following:
Employee related	260,686	362,357	317,825
Other operating expenses	558,137	522,243	537,313
Grants and subsidies	72,231	163,731	135,644

Capital Expenditure	51,836	46,186	63,168

(a)	Expenses increased in 2013-14 as a result of derecognising maritime assets for the Newcastle Port transaction and higher non-cash depreciation and amortisation expenses.

9 - 14	Budget Estimates 2014-15

Roads and Maritime Services

Growth and Improvement

Service description:	This service group covers the expansion of the asset portfolio to meet changing improved standards and/or enhanced system capability.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Employees:	FTE	437	467	442	506	585

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	71,266	76,229	79,297
Total expenses include the following:
Employee related	13,274	13,638	12,146
Other operating expenses	57,992	62,591	67,151

Capital Expenditure	2,552,547	2,339,377	2,982,810

Budget Estimates 2014-15	9 - 15

Roads and Maritime Services

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related (a)	542,862	684,161	551,237
Other operating expenses	1,026,836	1,000,314	987,185
Depreciation and amortisation (b)	1,568,671	1,980,031	1,789,363
Grants and subsidies (c)	348,231	464,231	343,888
Finance costs	65,722	69,428	61,616

TOTAL EXPENSES EXCLUDING LOSSES	3,552,322	4,198,165	3,733,289

Revenue
Sales of goods and services	499,328	553,796	479,779
Investment revenue	15,425	14,595	12,336
Retained taxes, fees and fines	49,029	61,151	50,826
Grants and contributions	4,584,343	4,600,230	5,257,759
Other revenue	234,428	260,738	251,944

Total Revenue	5,382,553	5,490,510	6,052,644

Gain/(loss) on disposal of non current assets	(62)	11,373	(62)
Other gains/(losses)	(95,022)	(120,286)	(97,297)

Net Result	1,735,147	1,183,432	2,221,996

(a)	Increased employee expenses in 2013-14 Revised due to redundancy payments and changes to the accounting standards on superannuation earnings.
(b)	Higher non-cash depreciation and amortisation expenses in 2013-14 Revised due to derecognition of maritime assets following the Newcastle Port transaction and valuation adjustments.
(c)	Higher grant expenses in 2013-14 Revised due to Local Government claims to repair roads damaged by natural disaster events from previous years.

9 - 16	Budget Estimates 2014-15

Roads and Maritime Services

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	332,895	279,447	294,814
Receivables	268,395	201,749	207,018
Other financial assets	43,740	54,028	54,028
Inventories	12,094	10,354	10,354
Assets held for sale	6,494	11,518	11,518

Total Current Assets	663,618	557,096	577,732

Non Current Assets
Receivables	39,088	43,126	210,569
Other financial assets	94,395	127,400	135,975
Property, plant and equipment -
Land and building	2,565,577	2,530,131	2,818,894
Plant and equipment	173,772	131,181	129,353
Infrastructure systems	70,230,822	69,403,596	72,658,107
Intangibles	143,747	189,104	196,024
Other	1,192,352	1,180,833	1,395,409

Total Non Current Assets	74,439,753	73,605,371	77,544,331

Total Assets	75,103,371	74,162,467	78,122,063

Liabilities
Current Liabilities
Payables	666,436	881,451	897,232
Borrowings at amortised cost	141,745	277,008	358,642
Provisions (a)	336,511	1,301	1,301
Other	186,776	167,378	168,492

Total Current Liabilities	1,331,468	1,327,138	1,425,667

Non Current Liabilities
Borrowings at amortised cost	775,989	719,570	501,727
Provisions (a)	1,162,537	—	—
Other	387,078	1,209,994	1,196,855

Total Non Current Liabilities	2,325,604	1,929,564	1,698,582

Total Liabilities	3,657,072	3,256,702	3,124,249

Net Assets	71,446,299	70,905,765	74,997,814

Equity
Reserves	8,663,957	8,500,086	10,370,139
Accumulated funds	62,782,342	62,405,679	64,627,675

Total Equity	71,446,299	70,905,765	74,997,814

(a)	Movements in current and non-current provisions relate to the transfer of employee liabilities to Transport for NSW as a result of the Government Sector Employment Act 2013, effective from 24 February 2014.

Budget Estimates 2014-15	9 - 17

Roads and Maritime Services

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related (a)	486,381	857,315	550,706
Grants and subsidies	260,731	376,731	275,294
Finance costs	65,160	66,769	61,066
Other (a)	1,448,187	1,113,081	1,545,159

Total Payments	2,260,459	2,413,896	2,432,225

Receipts
Sale of goods and services	465,539	520,007	447,854
Interest received	15,425	14,595	12,336
Grants and contributions	4,575,435	4,517,323	5,222,627
Other	493,569	463,132	521,780

Total Receipts	5,549,968	5,515,057	6,204,597

Net Cash Flows From Operating Activities	3,289,509	3,101,161	3,772,372

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	26,130	47,396	26,130
Purchases of property, plant and equipment	(3,198,864)	(3,024,379)	(3,626,376)
Other	8,192	(39,926)	(20,000)

Net Cash Flows From Investing Activities	(3,164,542)	(3,016,909)	(3,620,246)

Cash Flows From Financing Activities
Repayment of borrowings and advances	(129,497)	(49,394)	(136,759)

Net Cash Flows From Financing Activities	(129,497)	(49,394)	(136,759)

Net Increase/(Decrease) in Cash	(4,530)	34,858	15,367

Opening Cash and Cash Equivalents	337,425	244,589	279,447

Closing Cash and Cash Equivalents	332,895	279,447	294,814

Cash Flow Reconciliation
Net result	1,735,147	1,183,432	2,221,996
Non cash items added back	1,296,726	1,331,473	1,455,026
Change in operating assets and liabilities	257,636	586,256	95,350

Net Cash Flows From Operating Activities	3,289,509	3,101,161	3,772,372

(a)	Movements in the 2013-14 revised projections for employee related and other payments are due to the transfer of employee liabilities to Transport for NSW as a result of the Government Sector Employment Act 2013, effective from 24 February 2014.

9 - 18	Budget Estimates 2014-15

Independent Transport Safety Regulator

Service Group Statements

Rail Safety Regulation

Service description:	This service group covers the provision of the following services as the NSW Branch of the Office of the National Rail Safety Regulator: rail operator accreditation processing; rail safety legislation monitoring and enforcement; risk-based auditing, compliance inspections and investigations; compliance monitoring of recommendations from independent investigations; and promotion of rail safety improvement practices to industry.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Compliance activities completed (audits, inspections, investigations) (a)	no.	195	168	n.a.	130	n.a.
Statutory notices issued (Prohibition, Improvement, Penalty, Notice to Produce) (b)	no.	110	78	n.a.	140	n.a.

Employees:	FTE	70	67	78	67	72

(a)	Future data cannot be forecast due to the nature of the regulatory function.
(b)	Title changes for notices are due to legislative change. Future data cannot be forecast due to the nature of the regulatory function.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	16,811	15,665	16,708
Total expenses include the following:
Employee related	13,582	12,403	13,335
Other operating expenses	2,172	2,806	2,913
Grants and subsidies	—	200	—
Other expenses	994	116	368

Capital Expenditure	50	138	48

Budget Estimates 2014-15	9 - 19

Independent Transport Safety Regulator

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	13,582	12,403	13,335
Other operating expenses	2,172	2,806	2,913
Depreciation and amortisation	63	140	92
Grants and subsidies	—	200	—
Other expenses	994	116	368

TOTAL EXPENSES EXCLUDING LOSSES	16,811	15,665	16,708

Revenue
Sales of goods and services	43	143	47
Investment revenue	158	158	162
Grants and contributions	15,495	15,495	15,722
Acceptance by Crown Entity of employee benefits and other liabilities	861	702	883

Total Revenue	16,557	16,498	16,814

Net Result	(254)	833	106

9 - 20	Budget Estimates 2014-15

Independent Transport Safety Regulator

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	3,213	4,879	5,506
Receivables	303	303	439

Total Current Assets	3,516	5,182	5,945

Non Current Assets
Property, plant and equipment -
Land and building	—	57	38
Plant and equipment	155	203	191
Intangibles	14	13	—

Total Non Current Assets	169	273	229

Total Assets	3,685	5,455	6,174

Liabilities
Current Liabilities
Payables	901	525	1,039
Provisions	1,223	1,337	1,435

Total Current Liabilities	2,124	1,862	2,474

Non Current Liabilities
Provisions	201	279	280

Total Non Current Liabilities	201	279	280

Total Liabilities	2,325	2,141	2,754

Net Assets	1,360	3,314	3,420

Equity
Accumulated funds	1,360	3,314	3,420

Total Equity	1,360	3,314	3,420

Budget Estimates 2014-15	9 - 21

Independent Transport Safety Regulator

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	12,890	11,648	12,331
Grants and subsidies	—	200	—
Other	3,616	3,402	3,283

Total Payments	16,506	15,250	15,614

Receipts
Sale of goods and services	43	143	47
Interest received	158	122	126
Grants and contributions	15,495	15,495	15,722
Other	450	522	394

Total Receipts	16,146	16,282	16,289

Net Cash Flows From Operating Activities	(360)	1,032	675

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(50)	(138)	(48)

Net Cash Flows From Investing Activities	(50)	(138)	(48)

Net Increase/(Decrease) in Cash	(410)	894	627

Opening Cash and Cash Equivalents	3,623	3,985	4,879

Closing Cash and Cash Equivalents	3,213	4,879	5,506

Cash Flow Reconciliation
Net result	(254)	833	106
Non cash items added back	63	140	92
Change in operating assets and liabilities	(169)	59	477

Net Cash Flows From Operating Activities	(360)	1,032	675

9 - 22	Budget Estimates 2014-15

Office of Transport Safety Investigations

Service Group Statements

Investigation and Risk Mitigation Analysis

Service description:	This service group covers the mandated function of independently investigating safety incidents in public transport and rail freight.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Notifiable incidents reported (a)	no.	2,998	1,808	2,000	1,500	1,500
Notifiable Rail incidents reported to Australian Transport Safety Bureau (a)	no.	n.a.	39	0	200	200
Incident investigations conducted	no.	14	16	12	16	16
Confidential Safety Information and Reporting Scheme investigations conducted	no.	13	18	12	15	14

Employees:	FTE	11	11	11	11	11

(a)	From 2012-13 onwards, Notifiable incidents reported have been split due to rail specific incidents now being reported to the Australian Transport Safety Bureau and then to the Office of Transport Safety Investigations as part of a collaboration agreement.

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	2,383	2,391	2,411
Total expenses include the following:
Employee related	1,895	1,825	1,831
Other operating expenses	450	524	534
Other expenses	20	18	20

Capital Expenditure	20	20	19

Budget Estimates 2014-15	9 - 23

Office of Transport Safety Investigations

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	1,895	1,825	1,831
Other operating expenses	450	524	534
Depreciation and amortisation	18	24	26
Other expenses	20	18	20

TOTAL EXPENSES EXCLUDING LOSSES	2,383	2,391	2,411

Revenue
Sales of goods and services	1	10	1
Investment revenue	6	7	6
Grants and contributions	2,296	2,296	2,322
Acceptance by Crown Entity of employee benefits and other liabilities	97	97	99

Total Revenue	2,400	2,410	2,428

Net Result	17	19	17

9 - 24	Budget Estimates 2014-15

Office of Transport Safety Investigations

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	59	126	141
Receivables	13	25	25

Total Current Assets	72	151	166

Non Current Assets
Property, plant and equipment -	—	17	11
Land and building
Plant and equipment	33	28	27

Total Non Current Assets	33	45	38

Total Assets	105	196	204

Liabilities
Current Liabilities
Payables	63	89	89
Provisions	234	269	260

Total Current Liabilities	297	358	349

Non Current Liabilities
Provisions	63	87	87

Total Non Current Liabilities	63	87	87

Total Liabilities	360	445	436

Net Assets	(255)	(249)	(232)

Equity
Accumulated funds	(255)	(249)	(232)

Total Equity	(255)	(249)	(232)

Budget Estimates 2014-15	9 - 25

Office of Transport Safety Investigations

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	1,815	1,745	1,741
Other	530	604	614

Total Payments	2,345	2,349	2,355

Receipts
Sale of goods and services	1	10	1
Interest received	6	7	6
Grants and contributions	2,296	2,296	2,322
Other	60	60	60

Total Receipts	2,363	2,373	2,389

Net Cash Flows From Operating Activities	18	24	34

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(20)	(20)	(19)

Net Cash Flows From Investing Activities	(20)	(20)	(19)

Net Increase/(Decrease) in Cash	(2)	4	15

Opening Cash and Cash Equivalents	61	122	126

Closing Cash and Cash Equivalents	59	126	141

Cash Flow Reconciliation
Net result	17	19	17
Non cash items added back	18	24	26
Change in operating assets and liabilities	(17)	(19)	(9)

Net Cash Flows From Operating Activities	18	24	34

9 - 26	Budget Estimates 2014-15

10.	Treasury and Finance Cluster

	Expenses			Capital Expenditure
Agency	2013-14 Revised $m	2014-15 Budget $m	Var. %	2013-14 Revised $m	2014-15 Budget $m	Var. %

The Treasury
Service Group
State Resource Management	92.7	113.6	22.5	10.1	27.3	171.1
Cluster Grant Funding	—	480.6	N/A	—	—	—

Total	92.7	594.2	540.7	10.1	27.3	171.1

Crown Finance Entity
Service Group
Debt Liability Management	1,563.2	1,691.7	8.2	—	—	—
Superannuation Liability Management	2,045.1	1,982.6	(3.1)	—	—	—
Central Financial Services	3,404.6	2,005.2	(41.1)	0.5	7.5	>999.9

Total	7,013.0	5,679.6	(19.0)	0.5	7.5	>999.9

Office of Finance and Services (a)
Service Group
Finance, Policy and Strategy	193.5	16.6	(91.4)	4.8	5.0	3.8
Government Services	332.8	344.0	3.4	238.5	269.3	12.9
State Revenue	236.2	330.4	39.9	11.1	48.4	334.5
Fair Trading	149.8	130.5	(12.8)	10.5	9.9	(5.6)
Public Works	138.9	152.9	10.1	11.6	18.3	57.2
Land and Property Information	166.9	183.1	9.7	21.0	21.0	—
Personnel Services	192.2	276.1	43.7	—	—	—

Total	1,410.2	1,433.7	1.7	297.5	371.9	25.0

Building Insurers’ Guarantee Corporation (a)

Total	43.5	0.5	(98.8)	—	—	—

Electricity Assets Ministerial Holding Corporation (b)

Total	10.5	2.5	(76.1)	—	—	—

Government Property NSW (a)

Total	485.0	500.0	3.1	22.0	24.8	12.4

Liability Management Ministerial Corporation

Total	0.1	0.1	—	—	—	—

Long Service Corporation

Total	137.1	151.0	10.1	0.3	2.8	864.8

Motor Accidents Authority of New South Wales (a)

Total	210.9	199.0	(5.7)	0.1	3.2	>999.9

New South Wales Government Telecommunications Authority (a)

Total	36.6	42.2	15.5	3.5	10.9	215.8

Budget Estimates 2014-15	10 - 1

Treasury and Finance Cluster

	Expenses			Capital Expenditure
Agency	2013-14 Revised $m	2014-15 Budget $m	Var. %	2013-14 Revised $m	2014-15 Budget $m	Var. %

NSW Self Insurance Corporation (a)

Total	2,634.2	1,745.2	(33.7)	—	0.2	N/A

Ports Assets Ministerial Holding Corporation

Total	23.3	31.4	34.9	—	—	—

Rental Bond Board (a)

Total	56.2	55.6	(1.0)	—	—	—

Safety, Return to Work and Support Division (c)

Total	109.0	—	N/A	—	—	—

State Records Authority of New South Wales (a)

Total	22.3	22.0	(1.3)	1.4	3.5	148.9

WorkCover Authority (a)

Total	274.8	352.4	28.2	1.1	11.0	865.8

Workers’ Compensation (Dust Diseases) Board (a)

Total	314.2	104.4	(66.8)	0.1	—	(100.0)

(a)	On 23 April 2014, the Administrative Arrangements Order 2014 was issued which established the Treasury and Finance cluster. As a result, the Office of Finance and Services and a number of other entities moved from the old Finance and Services cluster to the new Treasury and Finance cluster.
(b)	The Electricity Assets Ministerial Corporation was established on 5 June 2012 in accordance with the Electricity Generator Assets (Authorised Transactions) Act 2012 and became active on 31 July 2013 sitting within the Treasury and Finance cluster.
(c)	Safety, Return to Work and Support Division was abolished, with the residual agency merged into the ‘Office of Finance and Services’ effective from 24 February 2014 in accordance with the Government Sector Employment Act 2013.

10 - 2	Budget Estimates 2014-15

Treasury and Finance Cluster

Introduction

As the Government’s principal financial and economic adviser, the Treasury and Finance cluster seeks to build enduring prosperity for the people of New South Wales through: sound public and intergovernmental finances that support effective service delivery; lifting performance of State Owned Corporations through strong shareholder engagement; innovative financing arrangements that can involve the private sector to the benefit of the State; and microeconomic reforms and industrial relations policies that contribute to a strong and competitive economy.

In addition, the cluster’s aim is to deliver efficient services to the Government and ensure that doing business in New South Wales is simple and fair for the State’s workforce, consumers and industry.

The Treasury and Finance cluster provides leadership in financial management across the public sector and is the lead for achieving the NSW 2021 goal to rebuild State finances and place downward pressure on the cost of living.

The cluster’s responsibilities include:

•	providing the economic and fiscal context for sound policy development and informed decision making

•	managing the State’s Budget and balance sheet

•	advising on microeconomic reforms to support a strong competitive economy

•	the provision of fair and productive industrial relations and public sector wages policies

•	leading sector wide financial reforms and driving public sector financial accountability by promoting a contemporary legislative and policy framework

•	enabling and delivering whole-of-government functions, such as strategic ICT projects, fleet, public works, property management, procurement activity, and corporate and shared services

•	advising on the allocation of public finances to deliver better services, including through capital recycling and investment

•	assessing financial and economic risk and advising on the economic impact of policies

•	managing and reporting on sector-wide assets and liabilities

•	providing active shareholder advice to drive and monitor improved performance of state owned corporations

•	a whole-of-government advisory role on commercial financing through the Infrastructure Financing Unit

•	managing portable long service schemes to building, construction and contract cleaning industries

Budget Estimates 2014-15	10 - 3

Treasury and Finance Cluster

•	managing the administration of the tax system, fines and debt collection and administering benefits services

•	managing the NSW land and property registration system

•	informing consumers and traders about relevant fair trading laws and enforcing compliance

•	promoting and enforcing NSW work health and safety, workers compensation and injury management laws.

Services

The Treasury and Finance cluster’s key services include:

•	developing and implementing the State’s fiscal and revenue strategies

•	managing the State Budget process and reporting on the State’s finances

•	developing tax, competition and regulatory policies and reforms

•	monitoring agency financial management improvements and audit compliance

•	monitoring agency savings targets and initiatives

•	contributing to intergovernmental negotiations in the State’s interests

•	setting the parameters for managing the Crown debt portfolio, to minimise cost and risk

•	providing strategic policy advice to the Government on public and private sector industrial relations issues

•

delivering industrial relations information, assistance and education programs with a focus on assisting vulnerable sections of the community and enabling employers to understand and comply with their obligations

•

providing revenue administration services, managing fines and debt on behalf of the Crown, commercial clients and other NSW Government agencies, taking enforcement action and administering benefit services

•

conducting major public works and maintenance programs, including procurement management, project management, facilities management, environmental monitoring, and architectural and engineering design services

•	maintaining fair trading regimes

•	acting as the custodian of rental bonds for private tenancies

•	managing the NSW land and property registration system, and providing titling, valuation, surveying, mapping and spatial services

•	acquiring, managing and disposing of government-owned property

10 - 4	Budget Estimates 2014-15

Treasury and Finance Cluster

•	monitoring the green slip motor vehicle insurance scheme

•	managing the State’s workers compensation scheme and regulating the workers compensation system

•	maintaining an effective accountability and contract management framework for the self-insurance scheme

•	managing home warranty insurance claims for former HIH/FAI policy holders and for builders

•	researching and developing insurance reforms to reduce claim costs and channel savings into high-priority areas.

2014-15 Budget Highlights

In 2014-15, the cluster’s key expenditure will include:

•	$1.3 billion as a contribution to the State Super defined benefit scheme to meet member expenses and reduce unfunded member liabilities

•	$215 million for first home owner grants and new home grants

•	$199 million to ensure a fair, affordable and viable green slip motor vehicle insurance scheme and promote market competition

•	$183 million to provide services for land title registration, property information, valuation, surveying and mapping

•	$159 million in levy and investment to fund the building, construction and contract cleaning industries

•	$153 million to provide expert procurement and project management services to help client agencies serve the community

•	$148 million to provide shared transactional and corporate services to the Government, including procurement, fleet, ICT, human resources, finance and business services

•

$131 million to enforce fair trading laws, administer licensing regimes, provide community and industry grant assistance, undertake regulatory reform and offer information and assistance to consumers and traders

•	$112 million to provide centralised government office accommodation and property management services, improved use of property assets and to identify and divest surplus NSW Government property

•	$23 million to deliver whole of government strategic ICT projects, including data centre reform and government licensing

Budget Estimates 2014-15	10 - 5

Treasury and Finance Cluster

•	$22 million to manage the State’s archives and records, and build the Government’s capacity to accept, preserve and make available its digital records

•	$19 million to expand tax compliance programs and to reduce outstanding fines debt

•	$10 million to progress the Financial Management Transformation program focusing on a new framework and financial information system as recommended by the Commission of Audit.

10 - 6	Budget Estimates 2014-15

The Treasury

Service Group Statements

State Resource Management

Service description:	This service group covers advice on economic and fiscal strategies (including industrial relations policy), advice on efficiency and effectiveness of public sector agencies, and infrastructure, asset management and procurement. It also includes budget management services, public sector management systems, and financial asset and liability management services.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

State physical assets covered by a Total Asset Management Plan submission for nominated agencies	%	100	100	100	100	100
Required government businesses that have signed their:
Statement of Corporate Intent	%	100	100	100	100	100
Statement of Business Intent (a)%		84	100	100	42	100

Employees: (b)	FTE	357	481	473	499	530

(a)	In 2013-14 Statement of Business Intents (SBIs) were required to be submitted for signing after half year. For a number of government businesses, SBIs could not be finalised due to a government strategic review.
(b)	Increase in FTE from 2011-12 to 2012-13 is due to the transfer of NSW Industrial Relations and Long Service Corporation from the former Department of Finance and Services to Treasury. The increase in FTEs from 2013-14 Forecast to 2014-15 Forecast relates largely to the approved Financial Management Transformation Project.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	91,391	92,741	113,642
Total expenses include the following:
Employee related	70,158	62,220	77,023
Other operating expenses	20,054	29,186	33,701
Grants and subsidies	169	169	169

Capital Expenditure	2,445	10,063	27,284

Budget Estimates 2014-15	10 - 7

The Treasury

Cluster Grant Funding (a)

Service description:	This service group covers the provision of grant funding to agencies within the Treasury and Finance cluster. This includes funding to the Office of Finance and Services, Government Property NSW, State Records Authority, Teacher Housing Authority and New South Wales Government Telecommunications Authority.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	—	—	480,576
Grants and subsidies
Office of Finance and Services	—	—	428,331
Government Property NSW	—	—	32,845
State Records Authority	—	—	9,786
Teacher Housing Authority	—	—	5,725
New South Wales Government Telecommunications Authority	—	—	3,889

(a)	On 23 April 2014, the Administrative Arrangements Order 2014 was issued which established the Treasury and Finance cluster. As a result, the Office of Finance and Services and a number of other entities will now be grant funded by Treasury from 2014-15

10 - 8	Budget Estimates 2014-15

The Treasury

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	70,158	62,220	77,023
Other operating expenses	20,054	29,186	33,701
Depreciation and amortisation	1,010	1,114	2,716
Grants and subsidies	169	169	480,745
Finance costs	—	52	33

TOTAL EXPENSES EXCLUDING LOSSES	91,391	92,741	594,218

Revenue
Recurrent appropriation	74,439	74,439	567,073
Capital appropriation	2,445	3,285	17,982
Sales of goods and services	12,856	12,266	14,155
Investment revenue	510	450	300
Grants and contributions	—	2,790	—
Acceptance by Crown Entity of employee benefits and other liabilities	3,003	2,759	2,745
Other revenue	106	854	1,101

Total Revenue	93,359	96,843	603,356

Gain/(loss) on disposal of non current assets	—	—	(395)

Net Result	1,968	4,102	8,743

Budget Estimates 2014-15	10 - 9

The Treasury

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	22,879	25,323	22,899
Receivables	5,737	14,925	4,381

Total Current Assets	28,616	40,248	27,280

Non Current Assets
Receivables	2,278	5,430	5,648
Property, plant and equipment -
Plant and equipment	1,138	9,871	17,689
Intangibles	2,276	2,778	19,133

Total Non Current Assets	5,692	18,079	42,470

Total Assets	34,308	58,327	69,750

Liabilities
Current Liabilities
Payables	4,356	4,375	5,031
Provisions	9,353	9,600	10,242
Other	—	1,515	1,515

Total Current Liabilities	13,709	15,490	16,788

Non Current Liabilities
Provisions	3,377	24,957	26,339
Other	138	—	—

Total Non Current Liabilities	3,515	24,957	26,339

Total Liabilities	17,224	40,447	43,127

Net Assets	17,084	17,880	26,623

Equity
Accumulated funds	17,084	17,880	26,623

Total Equity	17,084	17,880	26,623

10 - 10	Budget Estimates 2014-15

The Treasury

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	72,692	64,011	72,736
Grants and subsidies	169	169	480,745
Other	22,910	14,069	35,746

Total Payments	95,771	78,249	589,227

Receipts
Recurrent appropriation	74,439	74,439	567,073
Capital appropriation	2,445	3,285	17,982
Sale of goods and services	18,416	17,155	15,084
Interest received	510	450	453
Grants and contributions	—	2,790	—
Cash transfers to the Crown Entity	—	(1)	—
Other	2,939	(5,418)	13,495

Total Receipts	98,749	92,700	614,087

Net Cash Flows From Operating Activities	2,978	14,451	24,860

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	8	—
Purchases of property, plant and equipment	(350)	(7,604)	(10,688)
Other	(2,660)	(2,459)	(16,596)

Net Cash Flows From Investing Activities	(3,010)	(10,055)	(27,284)

Net Increase/(Decrease) in Cash	(32)	4,396	(2,424)

Opening Cash and Cash Equivalents	22,911	20,927	25,323

Closing Cash and Cash Equivalents	22,879	25,323	22,899

Cash Flow Reconciliation
Net result	1,968	4,102	8,743
Non cash items added back	1,010	1,114	2,716
Change in operating assets and liabilities	—	9,235	13,401

Net Cash Flows From Operating Activities	2,978	14,451	24,860

Budget Estimates 2014-15	10 - 11

Crown Finance Entity

Service Group Statements

Debt Liability Management

Service description:	This service group covers the management of the Crown debt portfolio and the Treasury Banking System, which are managed in conjunction with NSW Treasury Corporation, to minimise the market value of debt within specified risk constraints, minimising the cost of debt and maximising investment returns.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	1,601,342	1,563,230	1,691,748
Other expenses	5,581	5,579	5,598

Superannuation Liability Management

Service description:	This service group covers the management of unfunded superannuation liabilities of NSW public sector defined benefit superannuation schemes in line with the Government’s long-term funding plan.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	487,709	2,045,109	1,982,613
Total expenses include the following:
Employee related	471,000	2,028,400	1,964,900
Grants and subsidies	16,709	16,709	17,713

10 - 12	Budget Estimates 2014-15

Crown Finance Entity

Central Financial Services

Service description:	This service group covers the periodic payments made to meet agency long service leave, the cost of redundancies, grants under the First Home Owners Grant Scheme and GST administration costs payable to the Australian Taxation Office. It also includes provision of funds to various departments and authorities responding to natural disasters and in 2012-13 grants to Transport for NSW for rail capital works.

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	2,247,046	3,404,628	2,005,210
Total expenses include the following:
Employee related	681,825	943,989	508,629
Other operating expenses	46,055	107,473	45,838
Grants and subsidies	1,189,834	1,542,049	1,124,399
Other expenses	324,901	809,796	325,360

Capital Expenditure	20,500	500	7,500

Budget Estimates 2014-15	10 - 13

Crown Finance Entity

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	1,152,825	2,972,389	2,473,529
Other operating expenses	46,055	107,473	45,838
Depreciation and amortisation	43	43	20
Grants and subsidies	1,206,543	1,558,758	1,142,112
Finance costs	1,600,149	1,558,929	1,687,114
Other expenses	330,482	815,375	330,958

TOTAL EXPENSES EXCLUDING LOSSES	4,336,097	7,012,967	5,679,571

Revenue
Recurrent appropriation	5,078,536	5,992,101	5,391,810
Capital appropriation	229,062	246,441	887,182
Transfers to the Consolidated Fund	(3,920,134)	(2,242,950)	(4,461,038)
Sales of goods and services	16,100	6,000	12,800
Investment revenue	372,483	398,387	385,806
Grants and contributions	10,000	—	7,727
Other revenue	66,621	151,710	86,603

Total Revenue	1,852,668	4,551,689	2,310,890

Gain/(loss) on disposal of non current assets	—	8,716	—
Other gains/(losses)	8,690	(22,860)	(20,840)

Net Result	(2,474,739)	(2,475,422)	(3,389,521)

10 - 14	Budget Estimates 2014-15

Crown Finance Entity

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	6,888,688	11,467,953	8,035,862
Receivables	17,143	17,144	16,878
Other financial assets	289,592	307,215	224,754

Total Current Assets	7,195,423	11,792,312	8,277,494

Non Current Assets
Receivables	13,448	13,462	8,602
Other financial assets	4,360,296	4,416,106	4,353,949
Property, plant and equipment -
Land and building	1,000	—	—
Plant and equipment	25	46	26
Infrastructure systems	20,000	—	7,000
Intangibles	—	500	1,000

Total Non Current Assets	4,394,769	4,430,114	4,370,577

Total Assets	11,590,192	16,222,426	12,648,071

Liabilities
Current Liabilities
Payables	694,929	531,328	535,419
Borrowings at amortised cost	1,834,407	845,897	1,183,499
Provisions	6,635,470	7,140,931	6,909,053
Other	118,176	132,466	118,433

Total Current Liabilities	9,282,982	8,650,622	8,746,404

Non Current Liabilities
Borrowings at amortised cost	24,445,996	25,747,363	26,143,132
Provisions	37,365,930	35,676,901	29,827,273
Other	801,525	124,863	81,461

Total Non Current Liabilities	62,613,451	61,549,127	56,051,866

Total Liabilities	71,896,433	70,199,749	64,798,270

Net Assets	(60,306,241)	(53,977,323)	(52,150,199)

Equity
Reserves	2,214,474	2,324,371	2,324,371
Accumulated funds	(62,520,715)	(56,301,694)	(54,474,570)

Total Equity	(60,306,241)	(53,977,323)	(52,150,199)

Budget Estimates 2014-15	10 - 15

Crown Finance Entity

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	2,264,824	2,148,030	2,183,910
Grants and subsidies	1,206,543	1,549,387	1,140,267
Finance costs	1,430,479	1,426,535	1,426,886
Other	516,517	991,918	505,510

Total Payments	5,418,363	6,115,870	5,256,573

Receipts
Recurrent appropriation	5,078,536	5,992,101	5,391,810
Capital appropriation	229,062	246,441	887,182
Sale of goods and services	115	35,881	164
Interest received	335,280	361,575	347,264
Retained taxes, fees and fines	(500)	—	(2,500)
Grants and contributions	10,021	19	5,019
Cash transfers to the Consolidated Fund	(3,920,134)	(2,399,832)	(4,461,038)
Other	94,724	155,981	113,971

Total Receipts	1,827,104	4,392,166	2,281,872

Net Cash Flows From Operating Activities	(3,591,259)	(1,723,704)	(2,974,701)

Cash Flows From Investing Activities
Proceeds from sale of investments	832	2,493,287	2,100
Advance repayments received	134,788	133,963	322,931
Purchases of property, plant and equipment	(20,500)	—	(7,000)
Purchases of investments	(21)	(20)	(19)
Advances made	(94,699)	(115,540)	(167,372)
Other	—	28,380	(500)

Net Cash Flows From Investing Activities	20,400	2,540,070	150,140

Cash Flows From Financing Activities
Proceeds from borrowings and advances	1,485,199	1,868,820	567,547
Repayment of borrowings and advances	(55,061)	(53,921)	(75,857)
Other	(185,609)	(1,000,770)	(1,099,220)

Net Cash Flows From Financing Activities	1,244,529	814,129	(607,530)

Net Increase/(Decrease) in Cash	(2,326,330)	1,630,495	(3,432,091)

Opening Cash and Cash Equivalents	9,215,018	9,837,458	11,467,953

Closing Cash and Cash Equivalents	6,888,688	11,467,953	8,035,862

Cash Flow Reconciliation
Net result	(2,474,739)	(2,475,422)	(3,389,521)
Non cash items added back	53,498	149,675	228,679
Change in operating assets and liabilities	(1,170,018)	602,043	186,141

Net Cash Flows From Operating Activities	(3,591,259)	(1,723,704)	(2,974,701)

10 - 16	Budget Estimates 2014-15

Office of Finance and Services

Service Group Statements

Finance, Policy and Strategy

Service description:	This service group covers the development of government ICT, procurement and construction policy and administration of the Office of Finance.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Delivery of ICT Strategy - Actions completed on time (a)%		n.a.	94	90	94	90
Implementation of Procurement Reforms - Actions completed on time	%	n.a.	97	90	94	90

Employees: (b)	FTE	226	117	143	112	92

(a)	This service measure commenced in 2012-13.
(b)	The decrease in the 2013-14 Revised is due to the New South Wales Government Telecommunications Authority being established as its own entity. The decrease in the 2014-15 forecast to is due to the transfer of the Urban Water Directorate to the Department of Trade and Investment, Regional Infrastructure and Services.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	257,036	193,472	16,614
Total expenses include the following:
Employee related	24,064	13,377	12,847
Other operating expenses	31,333	7,421	3,265
Grants and subsidies	193,586	169,947	224
Other expenses	442	2,394	—

Capital Expenditure	6,872	4,782	4,966

(a)	The 2013-14 Budget included both the New South Wales Government Telecommunications Authority, which was established as its own entity in 2012-13, after the 2013-14 Budget was published and the Urban Water Directorate, which was transferred to the Department of Trade and Investment, Regional Infrastructure and Services on 1 May 2014.

Budget Estimates 2014-15	10 - 17

Office of Finance and Services

Government Services

Service description:	This service group is responsible for providing services to NSW Government agencies in the areas of procurement, fleet, information technology, corporate and shared services. In addition, this service group plays a pivotal role in supporting agencies in expenditure savings, information technology service delivery and corporate and shared services reform.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Transactions through State Contracts Control Board goods and services contracts	$m	3,873	3,835	3,600	3,600	3,710
Manage motor vehicle clearance rates at initial auction between 70 to 80 per cent	%	78	81	75	84	80
Government licences administered through Government Licensing Service	mill	6.3	7.2	7.3	7.8	8.0

Employees:	FTE	794	650	661	599	607

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	355,689	332,767	343,980
Total expenses include the following:
Employee related	90,967	90,451	82,172
Other operating expenses	73,398	57,594	75,864
Grants and subsidies	1,758	132	982
Other expenses	1,707	1,101	—

Capital Expenditure	291,495	238,473	269,319

10 - 18	Budget Estimates 2014-15

Office of Finance and Services

State Revenue

Service description:	This service group covers revenue administration services, fines management, debt management, benefit administration services, and the provision of relevant information and education to ensure people are aware of their liabilities and entitlements. This service group also covers the implementation of targeted compliance programs to ensure tax is properly paid and all unpaid tax and fine liabilities are recovered.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Payments received electronically	%	91	91	90	90	90
Cost to collect $100 tax	$	0.52	0.49	0.49	0.49	0.49
Telephone calls answered within 2 minutes - Taxes and Benefits Administration Services (a)%		87	83	80	79	80
Cost to administer $100 fine (b)	$	12.22	10.09	10.25	9.42	10.25
Telephone calls answered within 5 minutes - Fine Enforcement Management (c)%		80	44	70	32	80
First home buyers payments issues <15 days from receipt of a completed claim (d)%		89	99	95	91	90
Unclaimed money payments issued <10 days from receipt of a completed claim (e)%		60	52	85	40	85

Employees: (f)	FTE	1,227	1,209	1,269	1,233	1,436

(a)	Previously this measure was for all Revenue Administration Services. Calls received for fines are now incorporated within the ‘Telephone calls answered within 5 minutes – Fine Enforcement Management’ service measure. The 2013-14 Forecast, 2013-14 Revised and the 2014-15 Forecast represent a measure for taxes and benefits only.
(b)	During 2012-13 this was amended to reflect the cost of administering fines prior to enforcement.
(c)	The results for the period 2011-12 to 2013-14 are based on telephone calls answered within 2 minutes. The target has been amended for 2014-15 to 80 per cent of calls answered in 5 minutes following a review of calls received and associated call handling times.
(d)	In 2013-14, this service measure changed from <15 days to <10 days. The figures for 2013-14 and 2014-15 are for the <10 days timeframe.
(e)	There has been a significant increase of 50 per cent in the number of unclaimed money claims received for the period 1 July 2013 to 31 March 2014 compared to the corresponding period 1 July 2012 to 31 March 2013.
(f)	The 2014-15 Forecast includes an allocation of corporate and head office staff.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	241,709	236,245	330,430
Total expenses include the following:
Employee related	125,469	121,036	146,103
Other operating expenses	35,743	37,897	43,606
Grants and subsidies	65,793	65,793	125,167

Capital Expenditure	11,081	11,128	48,353

(a)	The 2014-15 Budget includes an allocation of corporate and head office expenditure.

Budget Estimates 2014-15	10 - 19

Office of Finance and Services

Fair Trading

Service description:	This service group covers fair trading policy development and regulatory review, provision of information to consumers and traders and enforcement of compliance with fair trading laws.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Complaints finalised within 30 days	%	90	86	85	90	85
Telephone enquiries answered within the guarantee of service	%	91	90	90	90	90
Proportion of prosecutions successful	%	96	97	90	93	90

Employees: (a)	FTE	1,080	998	951	789	779

(a)	The decrease in the 2013-14 Revised estimate is due to the transfer of the Consumer, Trader and Tenancy Tribunal to the Department of Police and Justice.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	154,349	149,779	130,534
Total expenses include the following:
Employee related	100,548	91,493	85,053
Other operating expenses	33,970	35,452	22,714
Grants and subsidies	8,507	13,961	12,055
Other expenses	5,357	3,334	6,384

Capital Expenditure	9,258	10,524	9,933

(a)	The decrease in the 2013-14 Revised estimate is due to the transfer of the Consumer, Trader and Tenancy Tribunal to the Department of Police and Justice.

10 - 20	Budget Estimates 2014-15

Office of Finance and Services

Public Works

Service description:	This service group provides expert advice and professional services in support of the planning, design and delivery of infrastructure and environmental projects. The group provides its services to government agencies on a fee for services basis.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Lost time injury frequency ratio (a)	no.	2.5	2.3	4.0	4.0	4.0

Employees: (b)	FTE	1,253	1,038	1,007	944	978

(a)	This measures lost time injuries per million hours worked by private sector construction and maintenance firms operating on NSW Public Works managed building sites.
(b)	Reflects reduced demand for services in 2013-14, trending toward long term averages from 2014-15.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	164,788	138,850	152,893
Total expenses include the following:
Employee related	117,017	108,821	115,014
Other operating expenses	41,300	19,759	21,329
Grants and subsidies	2,214	3,421	7,533
Other expenses	2,149	4,789	6,947

Capital Expenditure	3,987	11,641	18,298

Budget Estimates 2014-15	10 - 21

Office of Finance and Services

Land and Property Information

Service description:	This service group covers the provision of land titling, valuation, surveying, mapping and integrated spatial information services to the community, business and Government.

	Units	2011-12 Actual	2012-13 Actual	2013-14 Forecast	2013-14 Revised	2014-15 Forecast

Service measures:

Documents registered	thous	729	739	751	833	847
Plans registered	thous	9.4	9.2	10.5	11.0	11.5
Property information copies produced	thous	4,099	4,046	4,161	4,394	4,500

Employees: (a)	FTE	974	948	949	920	938

(a)	The 2014-15 Forecast includes an allocation of corporate and head office staff.

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Financial indicators:
Total Expenses Excluding Losses (a)	169,329	166,914	183,126
Total expenses include the following:
Employee related	100,151	98,461	106,704
Other operating expenses	49,709	49,485	54,410
Grants and subsidies	455	455	956

Capital Expenditure	21,000	21,000	21,000

(a)	The 2014-15 Budget includes an allocation of corporate and head office expenditure.

10 - 22	Budget Estimates 2014-15

Office of Finance and Services

Personnel Services

Service description:	This service group provides personnel services to selected agencies. Agencies include Government Property NSW, Teacher Housing Authority of New South Wales, State Records Authority of New South Wales, Waste Assets Management Corporation, the Board of Surveying and Spatial Information, NSW Self Insurance Corporation, Building Insurers’ Guarantee Corporation, New South Wales Government Telecommunications Authority, Motor Accidents Authority of New South Wales, WorkCover Authority, Workers’ Compensation (Dust Diseases) Board, Lifetime Care and Support Authority, Workers’ Compensation Commission and the WorkCover Independent Review Officer.

		2011-12	2012-13	2013-14	2013-14	2014-15
	Units	Actual	Actual	Forecast	Revised	Forecast

Employees:

New South Wales Government Telecommunications Authority (a)	FTE	n.a.	n.a.	n.a.	44	49
Motor Accidents Authority of New South Wales(a)	FTE	n.a.	n.a.	n.a.	94	114
WorkCover Authority (a)	FTE	n.a.	n.a.	n.a.	1,090	1,175
Workers’ Compensation (Dust Diseases) Board (a)	FTE	n.a.	n.a.	n.a.	40	43
Lifetime Care and Support Authority (a)	FTE	n.a.	n.a.	n.a.	85	122
Workers’ Compensation Commission (a)	FTE	n.a.	n.a.	n.a.	81	104
WorkCover Independent Review Officer (a)	FTE	n.a.	n.a.	n.a.	32	45
Building Insurers’ Guarantee Corporation (a)	FTE	n.a.	n.a.	n.a.	2	2
Government Property NSW	FTE	128	141	143	147	154
Teacher Housing Authority of New South Wales	FTE	21	22	22	23	23
State Records Authority of New South Wales	FTE	133	119	131	119	148
Waste Asset Management Corporation	FTE	40	42	43	39	39
Board of Surveying and Spatial Information	FTE	4	4	4	3	3
NSW Self Insurance Corporation (a)	FTE	n.a.	n.a.	50	41	48

(a)	This service measure commences in 2013-14, mainly due to the commencement of the Government Sector Employment Act 2013, where the Safety and Return to Work Support Division was abolished and its functions, assets and liabilities were transferred to the Office of Finance and Services. NSW Government Telecommunications Authority was previously included in the former Department of Finance and Services and NSW Self Insurance Corporation and Building Insurers’ Guarantee Corporation were reported as part of the Treasury.

Budget Estimates 2014-15	10 - 23

Office of Finance and Services

Personnel Services (cont)

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Financial indicators: (a)
Total Expenses Excluding Losses (b)	141,043	192,179	276,090
Total expenses include the following:
Employee related	103,808	140,328	276,090
Grants and subsidies	37,235	51,851	—

(a)	The Government Sector Employment Act 2013 took effect from 24 February 2014. As a result, the Safety and Return to Work Support Division was abolished and its functions, assets and liabilities were transferred to the Office of Finance and Services.
(b)	Expenditure has increased in the 2014-15 Budget, mainly due to the commencement of the Government Sector Employment Act 2013, where the Safety and Return to Work Support Division was abolished and its functions, assets and liabilities were transferred to the Office of Finance and Services. New South Wales Government Telecommunications Authority was previously included in the former Department of Finance and Services and NSW Self Insurance Corporation and Building Insurers’ Guarantee Corporation were reported as part of the Treasury.

10 - 24	Budget Estimates 2014-15

Office of Finance and Services

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses (a)
Operating Expenses -
Employee related	662,024	663,967	823,983
Other operating expenses	265,453	207,608	221,188
Depreciation and amortisation	204,233	189,356	196,497
Grants and subsidies	309,548	305,560	146,917
Finance costs	33,030	32,097	31,751
Other expenses	9,655	11,618	13,331

TOTAL EXPENSES EXCLUDING LOSSES	1,483,943	1,410,206	1,433,667

Revenue
Recurrent appropriation (b)	390,018	482,846	—
Capital appropriation (b)	28,442	28,442	—
Transfers to the Crown Entity	(39,257)	(56,900)	(55,314)
Sales of goods and services	968,391	799,588	942,148
Investment revenue	18,855	15,363	9,928
Retained taxes, fees and fines	63,399	63,417	66,551
Grants and contributions (b)	30,874	28,151	433,550
Acceptance by Crown Entity of employee benefits and other liabilities	15,405	12,234	10,796
Other revenue	4,431	4,575	4,286

Total Revenue	1,480,558	1,377,716	1,411,945

Gain/(loss) on disposal of non current assets	14,836	11,572	12,113

Net Result	11,451	(20,918)	(9,609)

(a)	The 2013-14 Budget included both the New South Wales Government Telecommunications Authority which was established as its own entity in 2012-13 after the 2013-14 Budget was published and the Urban Water Directorate which was transferred to the Department of Trade and Investment, Regional Infrastructure and Services on 1 May 2014.
(b)	The Office of Finance and Services is now part of the Treasury and Finance cluster. Due to the new cluster arrangements, from 1 July 2014 Consolidated Fund appropriations that were previously provided to the former Department of Finance and Services will be provided to the Treasury and passed on as grants to the Office of Finance and Services.

Budget Estimates 2014-15	10 - 25

Office of Finance and Services

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	418,490	440,816	399,140
Receivables	253,329	291,706	297,540
Other financial assets	15,140	9,603	9,603
Inventories	5,833	4,043	4,123
Other	58,418	48,670	49,644

Total Current Assets	751,210	794,838	760,050

Non Current Assets
Receivables	438	98,136	100,098
Other financial assets	13,303	9,883	10,160
Inventories	3,772	3,478	3,548
Property, plant and equipment -
Land and building	131,827	117,819	159,932
Plant and equipment	641,501	599,548	577,016
Intangibles	153,520	141,072	171,326

Total Non Current Assets	944,361	969,936	1,022,080

Total Assets	1,695,571	1,764,774	1,782,130

Liabilities
Current Liabilities
Payables	276,939	248,275	253,242
Borrowings at amortised cost	180,482	156,600	156,600
Provisions	211,396	274,210	278,006
Other	6,131	3,712	3,786

Total Current Liabilities	674,948	682,797	691,634

Non Current Liabilities
Borrowings at amortised cost	366,433	379,575	383,518
Provisions	558,194	454,490	304,321
Other	358	261	266

Total Non Current Liabilities	924,985	834,326	688,105

Total Liabilities	1,599,933	1,517,123	1,379,739

Net Assets	95,638	247,651	402,391

Equity
Reserves	7,576	4,947	4,947
Accumulated funds	88,062	242,704	397,444

Total Equity	95,638	247,651	402,391

10 - 26	Budget Estimates 2014-15

Office of Finance and Services

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	648,130	603,935	782,233
Grants and subsidies	309,548	305,560	146,917
Finance costs	33,030	32,097	31,751
Other	560,242	466,930	499,418

Total Payments	1,550,950	1,408,522	1,460,319

Receipts
Recurrent appropriation	390,018	482,846	—
Capital appropriation	28,442	28,442	—
Sale of goods and services	966,951	819,238	937,796
Interest received	18,714	15,281	9,845
Retained taxes, fees and fines	248	236	241
Grants and contributions	30,874	28,143	433,550
Cash transfers to the Crown Entity	(56,451)	(71,612)	(67,314)
Other	357,961	329,622	336,658

Total Receipts	1,736,757	1,632,196	1,650,776

Net Cash Flows From Operating Activities	185,807	223,674	190,457

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	113,739	115,527	137,650
Purchases of property, plant and equipment	(288,281)	(253,486)	(309,307)
Other	(54,842)	(61,942)	(62,557)

Net Cash Flows From Investing Activities	(229,384)	(199,901)	(234,214)

Cash Flows From Financing Activities
Proceeds from borrowings and advances	253,418	227,031	245,675
Repayment of borrowings and advances	(248,475)	(231,645)	(241,732)
Other	4,577	12,306	(1,586)

Net Cash Flows From Financing Activities	9,520	7,692	2,357

Net Increase/(Decrease) in Cash	(34,057)	31,465	(41,400)

Opening Cash and Cash Equivalents	452,547	409,083	440,816
Reclassification of Cash Equivalents	—	(268)	276

Closing Cash and Cash Equivalents	418,490	440,816	399,140

Cash Flow Reconciliation
Net result	11,451	(20,918)	(9,609)
Non cash items added back	204,311	190,054	196,565
Change in operating assets and liabilities	(29,955)	54,538	3,501

Net Cash Flows From Operating Activities	185,807	223,674	190,457

Budget Estimates 2014-15	10 - 27

Building Insurers’ Guarantee Corporation

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	666	43,473	519

TOTAL EXPENSES EXCLUDING LOSSES	666	43,473	519

Revenue
Investment revenue	320	463	582
Other revenue	300	43,095	100

Total Revenue	620	43,558	682

Net Result	(46)	85	163

10 - 28	Budget Estimates 2013-14

Building Insurers’ Guarantee Corporation

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	12,086	32,439	7,655
Receivables	270	357	30,380

Total Current Assets	12,356	32,796	38,035

Non Current Assets
Receivables	61,732	53,173	25,018

Total Non Current Assets	61,732	53,173	25,018

Total Assets	74,088	85,969	63,053

Liabilities
Current Liabilities
Payables	150	286	300
Other	27,853	24,584	23,583

Total Current Liabilities	28,003	24,870	23,883

Non Current Liabilities
Other	44,115	51,601	29,509

Total Non Current Liabilities	44,115	51,601	29,509

Total Liabilities	72,118	76,471	53,392

Net Assets	1,970	9,498	9,661

Equity
Accumulated funds	1,970	9,498	9,661

Total Equity	1,970	9,498	9,661

Budget Estimates 2013-14	10 - 29

Building Insurers’ Guarantee Corporation

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Other	35,310	16,605	23,603

Total Payments	35,310	16,605	23,603

Receipts
Sale of goods and services	34,644	(8,025)	(1,845)
Interest received	410	638	581
Other	550	43,131	83

Total Receipts	35,604	35,744	(1,181)

Net Cash Flows From Operating Activities	294	19,139	(24,784)

Net Increase/(Decrease) in Cash	294	19,139	(24,784)

Opening Cash and Cash Equivalents	11,792	13,300	32,439

Closing Cash and Cash Equivalents	12,086	32,439	7,655

Cash Flow Reconciliation
Net result	(46)	85	163
Change in operating assets and liabilities	340	19,054	(24,947)

Net Cash Flows From Operating Activities	294	19,139	(24,784)

10 - 30	Budget Estimates 2013-14

Electricity Assets Ministerial Holding Corporation

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	—	8,668	782
Finance costs	—	1,812	1,722

TOTAL EXPENSES EXCLUDING LOSSES	—	10,480	2,504

Revenue
Transfers to the Crown Entity	—	(71,680)	—
Investment revenue	—	2,043	2,925
Grants and contributions	—	71,680	—

Total Revenue	—	2,043	2,925

Net Result	—	(8,437)	421

Budget Estimates 2014-15	10 - 31

Electricity Assets Ministerial Holding Corporation

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	—	70,231	67,394

Total Current Assets	—	70,231	67,394

Total Assets	—	70,231	67,394

Liabilities
Current Liabilities
Provisions	—	4,889	3,720

Total Current Liabilities	—	4,889	3,720

Non Current Liabilities
Provisions	—	41,966	39,877

Total Non Current Liabilities	—	41,966	39,877

Total Liabilities	—	46,855	43,597

Net Assets	—	23,376	23,797

Equity
Accumulated funds	—	23,376	23,797

Total Equity	—	23,376	23,797

10 - 32	Budget Estimates 2014-15

Electricity Assets Ministerial Holding Corporation

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	—	(900)	370
Other	—	4,392	5,392

Total Payments	—	3,492	5,762

Receipts
Sale of goods and services	—	(23,283)	—
Interest received	—	2,043	2,925
Grants and contributions	—	71,680	—
Cash transfers to the Crown Entity	—	(71,680)	—
Other	—	31,813	—

Total Receipts	—	10,573	2,925

Net Cash Flows From Operating Activities	—	7,081	(2,837)

Cash Flows From Investing Activities
Other	—	63,150	—

Net Cash Flows From Investing Activities	—	63,150	—

Net Increase/(Decrease) in Cash	—	70,231	(2,837)

Opening Cash and Cash Equivalents	—	—	70,231

Closing Cash and Cash Equivalents	—	70,231	67,394

Cash Flow Reconciliation
Net result	—	(8,437)	421
Change in operating assets and liabilities	—	15,518	(3,258)

Net Cash Flows From Operating Activities	—	7,081	(2,837)

Budget Estimates 2014-15	10 - 33

Government Property NSW

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	460,625	460,322	469,993
Depreciation and amortisation	22,243	20,234	20,928
Grants and subsidies	—	—	4,750
Finance costs	5,978	4,492	4,286

TOTAL EXPENSES EXCLUDING LOSSES	488,846	485,048	499,957

Revenue
Sales of goods and services	467,657	464,158	479,549
Investment revenue	8,081	7,821	6,067
Grants and contributions	26,909	28,619	32,845
Other revenue	450	450	500

Total Revenue	503,097	501,048	518,961

Gain/(loss) on disposal of non current assets	18,729	18,752	—
Other gains/(losses)	(300)	(5,288)	(300)

Net Result	32,680	29,464	18,704

10 - 34	Budget Estimates 2014-15

Government Property NSW

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	52,523	94,400	70,858
Receivables	62,743	48,691	48,473

Total Current Assets	115,266	143,091	119,331

Non Current Assets
Receivables	179,429	212,482	236,077
Property, plant and equipment -
Land and building	682,170	647,234	651,853
Plant and equipment	4,455	4,853	4,194
Intangibles	1,183	1,278	1,176
Other	3,850	5,300	5,800

Total Non Current Assets	871,087	871,147	899,100

Total Assets	986,353	1,014,238	1,018,431

Liabilities
Current Liabilities
Payables	5,857	12,808	11,303
Borrowings at amortised cost	3,143	3,143	3,392
Provisions	58,201	43,719	57,030
Other	3,166	9,338	8,852

Total Current Liabilities	70,367	69,008	80,577

Non Current Liabilities
Borrowings at amortised cost	36,862	36,862	33,470
Provisions	127,672	153,756	121,906
Other	27,046	44,975	67,590

Total Non Current Liabilities	191,580	235,593	222,966

Total Liabilities	261,947	304,601	303,543

Net Assets	724,406	709,637	714,888

Equity
Reserves	17,701	6,387	6,387
Accumulated funds	706,705	703,250	708,501

Total Equity	724,406	709,637	714,888

Budget Estimates 2013-14	10 - 35

Government Property NSW

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Grants and subsidies	—	—	4,750
Finance costs	3,092	3,092	2,861
Other	520,121	512,153	490,462

Total Payments	523,213	515,245	498,073

Receipts
Sale of goods and services	467,657	460,727	479,549
Interest received	8,575	8,340	6,229
Retained taxes, fees and fines	—	(1,742)	—
Grants and contributions	26,909	28,619	32,845
Cash transfers to the Crown Entity	(58,950)	(62,783)	(13,453)
Other	(15,018)	1,908	(1,007)

Total Receipts	429,173	435,069	504,163

Net Cash Flows From Operating Activities	(94,040)	(80,176)	6,090

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	64,358	71,234	—
Purchases of property, plant and equipment	(21,193)	(21,597)	(25,201)
Advances made	(616)	(844)	(703)
Other	(500)	(447)	(585)

Net Cash Flows From Investing Activities	42,049	48,346	(26,489)

Cash Flows From Financing Activities
Repayment of borrowings and advances	(2,911)	(2,911)	(3,143)

Net Cash Flows From Financing Activities	(2,911)	(2,911)	(3,143)

Net Increase/(Decrease) in Cash	(54,902)	(34,741)	(23,542)

Opening Cash and Cash Equivalents	107,425	129,141	94,400

Closing Cash and Cash Equivalents	52,523	94,400	70,858

Cash Flow Reconciliation
Net result	32,680	29,464	18,704
Non cash items added back	21,793	24,772	20,428
Change in operating assets and liabilities	(148,513)	(134,412)	(33,042)

Net Cash Flows From Operating Activities	(94,040)	(80,176)	6,090

10 - 36	Budget Estimates 2014-15

Liability Management Ministerial Corporation

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	55	55	60

TOTAL EXPENSES EXCLUDING LOSSES	55	55	60

Revenue
Investment revenue	2,997	5,201	4,000
Grants and contributions	16,709	16,709	17,713

Total Revenue	19,706	21,910	21,713

Net Result	19,651	21,855	21,653

Budget Estimates 2014-15	10 - 37

Liability Management Ministerial Corporation

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	100	105	105
Receivables	5	5	6

Total Current Assets	105	110	111

Non Current Assets
Other financial assets	54,925	57,474	79,131

Total Non Current Assets	54,925	57,474	79,131

Total Assets	55,030	57,584	79,242

Liabilities
Current Liabilities
Payables	55	55	60

Total Current Liabilities	55	55	60

Non Current Liabilities
Total Liabilities	55	55	60

Net Assets	54,975	57,529	79,182

Equity
Accumulated funds	54,975	57,529	79,182

Total Equity	54,975	57,529	79,182

10 - 38	Budget Estimates 2014-15

Liability Management Ministerial Corporation

Cash Flow Statement

	——2013-1 4——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Other	35	21	61

Total Payments	35	21	61

Receipts
Interest received	3	3,237	2,491
Grants and contributions	16,709	16,709	17,713
Other	2	1	5

Total Receipts	16,714	19,947	20,209

Net Cash Flows From Operating Activities	16,679	19,926	20,148

Cash Flows From Investing Activities
Purchases of investments	(16,679)	(19,923)	(20,148)

Net Cash Flows From Investing Activities	(16,679)	(19,923)	(20,148)

Net Increase/(Decrease) in Cash	—	3	—

Opening Cash and Cash Equivalents	100	102	105

Closing Cash and Cash Equivalents	100	105	105

Cash Flow Reconciliation
Net result	19,651	21,855	21,653
Non cash items added back	(2,994)	(1,964)	(1,509)
Change in operating assets and liabilities	22	35	4

Net Cash Flows From Operating Activities	16,679	19,926	20,148

Budget Estimates 2014-15	10 - 39

Long Service Corporation

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	33	93	55
Other operating expenses	10,886	9,918	11,229
Depreciation and amortisation	448	225	1,134
Grants and subsidies	72,016	71,498	80,716
Finance costs	55,500	55,400	57,900
Other expenses	1,471	—	—

TOTAL EXPENSES EXCLUDING LOSSES	140,354	137,134	151,034

Revenue
Investment revenue	51,047	90,317	57,561
Retained taxes, fees and fines	92,500	116,081	101,264
Other revenue	13	71	54

Total Revenue	143,560	206,469	158,879

Net Result	3,206	69,335	7,845

10 - 40	Budget Estimates 2014-15

Long Service Corporation

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	56,456	70,331	40,601
Receivables	5,932	7,266	7,783

Total Current Assets	62,388	77,597	48,384

Non Current Assets
Other financial assets	755,292	822,753	912,114
Property, plant and equipment -
Plant and equipment	365	431	273
Intangibles	210	149	1,964

Total Non Current Assets	755,867	823,333	914,351

Total Assets	818,255	900,930	962,735

Liabilities
Current Liabilities
Payables	3,993	1,152	2,694
Provisions	467,808	523,558	562,758

Total Current Liabilities	471,801	524,710	565,452

Non Current Liabilities
Provisions	342,354	305,700	318,700
Other	—	5,430	5,648

Total Non Current Liabilities	342,354	311,130	324,348

Total Liabilities	814,155	835,840	889,800

Net Assets	4,100	65,090	72,935

Equity
Accumulated funds	4,100	65,090	72,935

Total Equity	4,100	65,090	72,935

Budget Estimates 2014-15	10 - 41

Long Service Corporation

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	33	93	55
Grants and subsidies	72,016	71,498	80,716
Other	14,132	7,819	16,268

Total Payments	86,181	79,410	97,039

Receipts
Interest received	1,698	2,813	1,286
Retained taxes, fees and fines	91,647	114,564	101,988
Other	570	1,651	843

Total Receipts	93,915	119,028	104,117

Net Cash Flows From Operating Activities	7,734	39,618	7,078

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	14	—	7
Proceeds from sale of investments	—	—	3,000
Purchases of property, plant and equipment	(50)	(141)	(49)
Purchases of investments	(4,948)	(30,000)	(37,017)
Other	(250)	(149)	(2,749)

Net Cash Flows From Investing Activities	(5,234)	(30,290)	(36,808)

Net Increase/(Decrease) in Cash	2,500	9,328	(29,730)

Opening Cash and Cash Equivalents	53,956	61,003	70,331

Closing Cash and Cash Equivalents	56,456	70,331	40,601

Cash Flow Reconciliation
Net result	3,206	69,335	7,845
Non cash items added back	(48,593)	(87,444)	(54,210)
Change in operating assets and liabilities	53,121	57,727	53,443

Net Cash Flows From Operating Activities	7,734	39,618	7,078

10 - 42	Budget Estimates 2014-15

Motor Accidents Authority of New South Wales

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	475	647	487
Other operating expenses	36,128	41,699	38,614
Depreciation and amortisation	1,535	1,261	2,156
Grants and subsidies	6,000	4,379	6,000
Other expenses	160,789	162,954	151,720

TOTAL EXPENSES EXCLUDING LOSSES	204,927	210,940	198,977

Revenue
Investment revenue	813	1,949	938
Retained taxes, fees and fines	205,219	216,688	227,246
Other revenue	4	343	—

Total Revenue	206,036	218,980	228,184

Net Result	1,109	8,040	29,207

Budget Estimates 2014-15	10 - 43

Motor Accidents Authority of New South Wales

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	24,456	24,108	56,249
Receivables	25,629	55,521	23,650

Total Current Assets	50,085	79,629	79,899

Non Current Assets
Receivables	19,360	—	—
Property, plant and equipment -
Plant and equipment	1,227	619	511
Intangibles	2,904	1,220	2,366

Total Non Current Assets	23,491	1,839	2,877

Total Assets	73,576	81,468	82,776

Liabilities
Current Liabilities
Payables	28,191	21,261	21,261
Provisions	5,679	3,395	3,395
Other	5,636	27,899	—

Total Current Liabilities	39,506	52,555	24,656

Non Current Liabilities
Provisions	765	765	765
Other	22,928	3,483	3,483

Total Non Current Liabilities	23,693	4,248	4,248

Total Liabilities	63,199	56,803	28,904

Net Assets	10,377	24,665	53,872

Equity
Accumulated funds	10,377	24,665	53,872

Total Equity	10,377	24,665	53,872

10 - 44	Budget Estimates 2014-15

Motor Accidents Authority of New South Wales

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	475	647	487
Grants and subsidies	6,000	4,379	6,000
Other	205,972	218,019	221,133

Total Payments	212,447	223,045	227,620

Receipts
Interest received	813	1,949	938
Retained taxes, fees and fines	205,219	212,998	228,086
Other	9,059	25,584	33,931

Total Receipts	215,091	240,531	262,955

Net Cash Flows From Operating Activities	2,644	17,486	35,335

Cash Flows From Investing Activities
Proceeds from sale of investments	—	4,521	—
Purchases of property, plant and equipment	(351)	—	(300)
Other	(1,980)	(85)	(2,894)

Net Cash Flows From Investing Activities	(2,331)	4,436	(3,194)

Net Increase/(Decrease) in Cash	313	21,922	32,141

Opening Cash and Cash Equivalents	24,143	2,186	24,108

Closing Cash and Cash Equivalents	24,456	24,108	56,249

Cash Flow Reconciliation
Net result	1,109	8,040	29,207
Non cash items added back	1,535	1,261	2,156
Change in operating assets and liabilities	—	8,185	3,972

Net Cash Flows From Operating Activities	2,644	17,486	35,335

Budget Estimates 2014-15	10 - 45

New South Wales Government Telecommunications Authority

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	—	3,041	1,600
Other operating expenses	—	27,526	33,107
Depreciation and amortisation	—	5,983	7,497

TOTAL EXPENSES EXCLUDING LOSSES	—	36,550	42,204

Revenue
Sales of goods and services	—	37,586	38,104
Investment revenue	—	1,189	1,100
Grants and contributions	—	2,865	3,889

Total Revenue	—	41,640	43,093

Net Result	—	5,090	889

(a)	At time of publishing the 2013-14 Budget, the New South Wales Government Telecommunications Authority budget was included in the former Department of Finance and Services budget.

10 - 46	Budget Estimates 2014-15

New South Wales Government Telecommunications Authority

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	—	43,440	41,498
Receivables	—	1,173	1,288
Inventories	—	415	415

Total Current Assets	—	45,028	43,201

Non Current Assets
Property, plant and equipment -
Plant and equipment	—	25,923	29,324

Total Non Current Assets	—	25,923	29,324

Total Assets	—	70,951	72,525

Liabilities
Current Liabilities
Payables	—	4,774	5,459

Total Current Liabilities	—	4,774	5,459

Total Liabilities	—	4,774	5,459

Net Assets	—	66,177	67,066

Equity
Accumulated funds	—	66,177	67,066

Total Equity	—	66,177	67,066

Budget Estimates 2014-15	10 - 47

New South Wales Government Telecommunications Authority

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	—	3,041	1,600
Other	—	27,098	33,649

Total Payments	—	30,139	35,249

Receipts
Sale of goods and services	—	38,481	39,164
Interest received	—	1,189	1,100
Grants and contributions	—	2,865	3,889
Other	—	—	52

Total Receipts	—	42,535	44,205

Net Cash Flows From Operating Activities	—	12,396	8,956

Cash Flows From Investing Activities
Purchases of property, plant and equipment	—	(3,451)	(10,898)

Net Cash Flows From Investing Activities	—	(3,451)	(10,898)

Net Increase/(Decrease) in Cash	—	8,945	(1,942)

Opening Cash and Cash Equivalents	—	34,495	43,440

Closing Cash and Cash Equivalents	—	43,440	41,498

Cash Flow Reconciliation
Net result	—	5,090	889
Non cash items added back	—	5,983	7,497
Change in operating assets and liabilities	—	1,323	570

Net Cash Flows From Operating Activities	—	12,396	8,956

10 - 48	Budget Estimates 2014-15

NSW Self Insurance Corporation

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	807	8,508	771
Other operating expenses	1,387,303	1,370,920	1,409,117
Depreciation and amortisation	205	138	111
Grants and subsidies	10,000	920,000	—
Finance costs	315,268	334,628	335,200

TOTAL EXPENSES EXCLUDING LOSSES	1,713,583	2,634,194	1,745,199

Revenue
Sales of goods and services	1,458,623	1,425,513	1,376,862
Investment revenue	540,615	1,021,552	501,070
Grants and contributions	—	15,000	—
Other revenue	2	4	7

Total Revenue	1,999,240	2,462,069	1,877,939

Net Result	285,657	(172,125)	132,740

Budget Estimates 2014-15	10 - 49

NSW Self Insurance Corporation

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	547,275	161,902	166,566
Receivables	170,370	104,585	99,735
Other	—	11,919	9,802

Total Current Assets	717,645	278,406	276,103

Non Current Assets
Receivables	200,386	186,207	196,022
Other financial assets	7,107,350	7,315,088	7,835,206
Property, plant and equipment -
Plant and equipment	177	63	117
Intangibles	127	62	66
Other	7	7	3,401

Total Non Current Assets	7,308,047	7,501,427	8,034,812

Total Assets	8,025,692	7,779,833	8,310,915

Liabilities
Current Liabilities
Payables	160,218	165,502	162,785
Provisions	997,715	996,921	1,044,730
Other	24,688	25,620	34,438

Total Current Liabilities	1,182,621	1,188,043	1,241,953

Non Current Liabilities
Provisions	402,261	449,774	462,711
Other	5,377,127	5,531,524	5,863,019

Total Non Current Liabilities	5,779,388	5,981,298	6,325,730

Total Liabilities	6,962,009	7,169,341	7,567,683

Net Assets	1,063,683	610,492	743,232

Equity
Accumulated funds	1,063,683	610,492	743,232

Total Equity	1,063,683	610,492	743,232

10 - 50	Budget Estimates 2014-15

NSW Self Insurance Corporation

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	638,022	597,716	627,811
Grants and subsidies	10,000	920,000	—
Other	860,556	789,783	857,605

Total Payments	1,508,578	2,307,499	1,485,416

Receipts
Sale of goods and services	1,466,078	1,428,806	1,385,680
Interest received	307,502	550,564	267,862
Grants and contributions	—	15,000
Other	149,757	200,437	123,617

Total Receipts	1,923,337	2,194,807	1,777,159

Net Cash Flows From Operating Activities	414,759	(112,692)	291,743

Cash Flows From Investing Activities
Proceeds from sale of investments	—	218,167	—
Purchases of property, plant and equipment	(90)	—	(109)
Purchases of investments	(421,950)	(530,962)	(286,910)
Other	(61)	—	(60)

Net Cash Flows From Investing Activities	(422,101)	(312,795)	(287,079)

Net Increase/(Decrease) in Cash	(7,342)	(425,487)	4,664

Opening Cash and Cash Equivalents	554,617	587,389	161,902

Closing Cash and Cash Equivalents	547,275	161,902	166,566

Cash Flow Reconciliation
Net result	285,657	(172,125)	132,740
Non cash items added back	(232,908)	(470,850)	(233,097)
Change in operating assets and liabilities	362,010	530,283	392,100

Net Cash Flows From Operating Activities	414,759	(112,692)	291,743

Budget Estimates 2014-15	10 - 51

Ports Assets Ministerial Holding Corporation

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	18,184	23,284	31,421

TOTAL EXPENSES EXCLUDING LOSSES	18,184	23,284	31,421

Revenue
Transfers to the Crown Entity	—	(5,932)	(5,613)
Sales of goods and services	—	28,635	36,855
Investment revenue	9,504	9,730	11,652
Other revenue	23,294	—	—

Total Revenue	32,798	32,433	42,894

Net Result	14,614	9,149	11,473

10 - 52	Budget Estimates 2014-15

Ports Assets Ministerial Holding Corporation

Balance Sheet

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	5,497	1,706	1,537
Receivables	—	8	8

Total Current Assets	5,497	1,714	1,545

Non Current Assets
Receivables	144,126	165,548	177,192

Total Non Current Assets	144,126	165,548	177,192

Total Assets	149,623	167,262	178,737

Liabilities
Current Liabilities
Payables	—	75	77

Total Current Liabilities	—	75	77

Total Liabilities	—	75	77

Net Assets	149,623	167,187	178,660

Equity
Accumulated funds	149,623	167,187	178,660

Total Equity	149,623	167,187	178,660

Budget Estimates 2014-15	10 - 53

Ports Assets Ministerial Holding Corporation

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Other	18,184	23,343	31,427

Total Payments	18,184	23,343	31,427

Receipts
Sale of goods and services	—	30,932	36,855
Interest received	—	49	8
Cash transfers to the Crown Entity	—	(5,932)	(5,613)
Other	23,294	—	8

Total Receipts	23,294	25,049	31,258

Net Cash Flows From Operating Activities	5,110	1,706	(169)

Net Increase/(Decrease) in Cash	5,110	1,706	(169)

Opening Cash and Cash Equivalents	387	—	1,706

Closing Cash and Cash Equivalents	5,497	1,706	1,537

Cash Flow Reconciliation
Net result	14,614	9,149	11,473
Non cash items added back	(9,504)	(9,681)	(11,644)
Change in operating assets and liabilities	—	2,238	2

Net Cash Flows From Operating Activities	5,110	1,706	(169)

10 - 54	Budget Estimates 2014-15

Rental Bond Board

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	26,483	26,483	26,341
Grants and subsidies	28,794	28,794	28,326
Finance costs	894	894	916

TOTAL EXPENSES EXCLUDING LOSSES	56,171	56,171	55,583

Revenue
Sales of goods and services	—	67	—
Investment revenue	58,842	57,532	57,600

Total Revenue	58,842	57,599	57,600

Net Result	2,671	1,428	2,017

Budget Estimates 2014-15	10 - 55

Rental Bond Board

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	51,127	56,587	58,604
Receivables	15,049	11,412	11,413

Total Current Assets	66,176	67,999	70,017

Total Assets	66,176	67,999	70,017

Liabilities
Current Liabilities
Other	—	4,551	4,552

Total Current Liabilities	—	4,551	4,552

Total Liabilities	—	4,551	4,552

Net Assets	66,176	63,448	65,465

Equity

Accumulated funds	66,176	63,448	65,465

Total Equity	66,176	63,448	65,465

10 - 56	Budget Estimates 2014-15

Rental Bond Board

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Grants and subsidies	28,794	28,794	28,326
Finance costs	894	894	916
Other	26,483	26,483	26,340

Total Payments	56,171	56,171	55,582

Receipts
Sale of goods and services	—	67	—
Interest received	58,842	57,586	57,599

Total Receipts	58,842	57,653	57,599

Net Cash Flows From Operating Activities	2,671	1,482	2,017

Net Increase/(Decrease) in Cash	2,671	1,482	2,017

Opening Cash and Cash Equivalents	48,456	55,105	56,587

Closing Cash and Cash Equivalents	51,127	56,587	58,604

Cash Flow Reconciliation
Net result	2,671	1,428	2,017
Change in operating assets and liabilities	—	54	—

Net Cash Flows From Operating Activities	2,671	1,482	2,017

Budget Estimates 2014-15	10 - 57

Safety, Return to Work and Support Division

Financial Statements (a)

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	191,128	108,984	—
Other operating expenses	13	2	—

TOTAL EXPENSES EXCLUDING LOSSES	191,141	108,986	—

Revenue
Sales of goods and services	191,064	108,858	—
Investment revenue	77	128	—

Total Revenue	191,141	108,986	—

(a)	The Government Sector Employment Act 2013 took effect from 24 February 2014. The Safety, Return to Work and Support Division was abolished and its functions, assets and liabilities were transferred to the Office of Finance and Services.

10 - 58	Budget Estimates 2014-15

Safety, Return to Work and Support Division

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	6,000	—	—
Receivables	58,073	—	—

Total Current Assets	64,073	—	—

Non Current Assets
Receivables	145,311	—	—

Total Non Current Assets	145,311	—	—

Total Assets	209,384	—	—

Liabilities
Current Liabilities
Payables	9,848	—	—
Provisions	54,225	—	—

Total Current Liabilities	64,073	—	—

Non Current Liabilities
Provisions	145,311	—	—

Total Non Current Liabilities	145,311	—	—

Total Liabilities	209,384	—	—

Budget Estimates 2014-15	10 - 59

Safety, Return to Work and Support Division

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	192,281	119,211	—
Other	13	(3,951)	—

Total Payments	192,294	115,260	—

Receipts
Sale of goods and services	192,217	112,083	—
Interest received	77	128	—

Total Receipts	192,294	112,211	—

Net Cash Flows From Operating Activities	—	(3,049)	—

Net Increase/(Decrease) in Cash	—	(3,049)	—

Opening Cash and Cash Equivalents	6,000	3,049	—

Closing Cash and Cash Equivalents	6,000	—	—

Cash Flow Reconciliation
Change in operating assets and liabilities	—	(3,049)	—

Net Cash Flows From Operating Activities	—	(3,049)	—

10 - 60	Budget Estimates 2014-15

State Records Authority of New South Wales

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	16,710	19,288	18,960
Depreciation and amortisation	2,977	2,977	3,012

TOTAL EXPENSES EXCLUDING LOSSES	19,687	22,265	21,972

Revenue
Sales of goods and services	15,017	15,829	15,377
Investment revenue	48	200	48
Grants and contributions	5,189	4,616	9,786
Other revenue	—	50,000	—

Total Revenue	20,254	70,645	25,211

Net Result	567	48,380	3,239

Budget Estimates 2014-15	10 - 61

State Records Authority of New South Wales

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	10,666	7,740	10,342
Receivables	2,319	3,331	3,509
Inventories	95	31	30
Other	1,593	—	—

Total Current Assets	14,673	11,102	13,881

Non Current Assets
Property, plant and equipment -
Land and building	46,438	47,383	46,115
Plant and equipment	946,116	881,930	883,732
Intangibles	33	37	33

Total Non Current Assets	992,587	929,350	929,880

Total Assets	1,007,260	940,452	943,761

Liabilities
Current Liabilities
Payables	1,515	4,293	4,363
Provisions	2,893	—	—

Total Current Liabilities	4,408	4,293	4,363

Non Current Liabilities
Other	50	57	57

Total Non Current Liabilities	50	57	57

Total Liabilities	4,458	4,350	4,420

Net Assets	1,002,802	936,102	939,341

Equity
Reserves	958,464	843,865	843,865
Accumulated funds	44,338	92,237	95,476

Total Equity	1,002,802	936,102	939,341

10 - 62	Budget Estimates 2014-15

State Records Authority of New South Wales

Cash Flow Statement

	——2013-14——		2014-15
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	38	—	—
Other	16,460	19,284	19,272

Total Payments	16,498	19,284	19,272

Receipts
Sale of goods and services	14,900	15,304	15,231
Interest received	93	245	11
Grants and contributions	4,616	4,616	9,786
Other	387	430	388

Total Receipts	19,996	20,595	25,416

Net Cash Flows From Operating Activities	3,498	1,311	6,144

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(321)	(1,423)	(3,517)
Other	(24)	—	(25)

Net Cash Flows From Investing Activities	(345)	(1,423)	(3,542)

Net Increase/(Decrease) in Cash	3,153	(112)	2,602

Opening Cash and Cash Equivalents	7,513	7,852	7,740

Closing Cash and Cash Equivalents	10,666	7,740	10,342

Cash Flow Reconciliation
Net result	567	48,380	3,239
Non cash items added back	2,977	(47,023)	3,012
Change in operating assets and liabilities	(46)	(46)	(107)

Net Cash Flows From Operating Activities	3,498	1,311	6,144

Budget Estimates 2014-15	10 - 63

WorkCover Authority

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	1,510	3,680	1,436
Other operating expenses	225,273	207,545	245,184
Depreciation and amortisation	12,741	2,834	11,006
Grants and subsidies	6,300	67	6,300
Finance costs	—	5,866	—
Other expenses	86,421	54,810	88,456

TOTAL EXPENSES EXCLUDING LOSSES	332,245	274,802	352,382

Revenue
Sales of goods and services	30,037	1,238	15,226
Investment revenue	12,532	17,838	13,279
Retained taxes, fees and fines	277,959	230,368	302,729
Grants and contributions	5,168	2,612	12,476
Other revenue	8,539	23,660	10,712

Total Revenue	334,235	275,716	354,422

Gain/(loss) on disposal of non current assets	—	(9)	—
Other gains/(losses)	(1,990)	(403)	(2,040)

Net Result	—	502	—

10 - 64	Budget Estimates 2014-15

WorkCover Authority

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	82,880	108,062	105,894
Receivables	16,916	16,829	16,454

Total Current Assets	99,796	124,891	122,348

Non Current Assets
Receivables (a)	25,533	25,763	1
Other financial assets	122,249	152,572	161,123
Property, plant and equipment -
Land and building	16,605	13,547	13,257
Plant and equipment	3,136	5,625	4,766
Intangibles	6,207	3,844	4,987

Total Non Current Assets	173,730	201,351	184,134

Total Assets	273,526	326,242	306,482

Liabilities
Current Liabilities
Payables	65,413	56,973	58,734
Provisions	1,900	2,040	1,900
Other	14,842	13,753	8,797

Total Current Liabilities	82,155	72,766	69,431

Non Current Liabilities
Provisions	129,418	138,123	111,795
Other	177,279	178,953	188,856

Total Non Current Liabilities	306,697	317,076	300,651

Total Liabilities	388,852	389,842	370,082

Net Assets	(115,326)	(63,600)	(63,600)

Equity
Reserves	16,483	14,028	14,028
Accumulated funds	(131,809)	(77,628)	(77,628)

Total Equity	(115,326)	(63,600)	(63,600)

(a)	The change in non-current receivables from 2013-14 Revised to 2014-15 Budget is due to the Authority now reporting the BushFire Fighting and Emergency and Rescue Workers Schemes as administered items under AASB 1050.

Budget Estimates 2014-15	10 - 65

WorkCover Authority

Cash Flow Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	2,930	5,020	446
Grants and subsidies	6,300	67	6,300
Other	319,360	245,437	362,270

Total Payments	328,590	250,524	369,016

Receipts
Sale of goods and services	46,739	38,606	59,229
Interest received	2,633	5,846	2,691
Retained taxes, fees and fines	268,118	199,467	292,826
Grants and contributions	5,168	2,612	12,476
Other	7,307	22,656	8,589

Total Receipts	329,965	269,187	375,811

Net Cash Flows From Operating Activities	1,375	18,663	6,795

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	8	—
Proceeds from sale of investments	13,189	6,696	2,000
Advance repayments received	—	—	37
Purchases of property, plant and equipment	(2,400)	(1,019)	(2,400)
Purchases of investments	—	(3,251)	—
Other	(8,600)	(120)	(8,600)

Net Cash Flows From Investing Activities	2,189	2,314	(8,963)

Net Increase/(Decrease) in Cash	3,564	20,977	(2,168)

Opening Cash and Cash Equivalents	79,316	87,085	108,062

Closing Cash and Cash Equivalents	82,880	108,062	105,894

Cash Flow Reconciliation
Net result	—	502	—
Non cash items added back	2,842	(9,158)	418
Change in operating assets and liabilities	(1,467)	27,319	6,377

Net Cash Flows From Operating Activities	1,375	18,663	6,795

10 - 66	Budget Estimates 2014-15

Workers’ Compensation (Dust Diseases) Board

Financial Statements

Operating Statement

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	105	170	107
Other operating expenses (a)	2,649	210,360	863
Depreciation and amortisation	323	316	347
Grants and subsidies	6,404	6,189	6,565
Finance costs	96,351	97,158	96,521

TOTAL EXPENSES EXCLUDING LOSSES	105,832	314,193	104,403

Revenue
Sales of goods and services	521	559	521
Investment revenue	52,417	115,478	63,417
Retained taxes, fees and fines (a)	51,624	195,965	39,189
Other revenue	1,526	2,441	1,526

Total Revenue	106,088	314,443	104,653

Other gains/(losses)	(256)	(250)	(250)

Net Result	—	—	—

(a)	The change in the 2013-14 Revised to 2013-14 Budget is due to the impact of an actuarial revision to the best estimate of the outstanding claims liabilities for the Board.

Budget Estimates 2014-15	10 - 67

Workers’ Compensation (Dust Diseases) Board

Balance Sheet

	——2013-14——		2014-15
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	58,483	11,608	22,945
Receivables	109,441	110,076	112,537
Other financial assets	227,971	107,408	101,475

Total Current Assets	395,895	229,092	236,957

Non Current Assets
Receivables	543,137	862,870	790,624
Other financial assets	721,074	799,819	853,809
Property, plant and equipment -
Land and building	5,330	4,403	4,236
Plant and equipment	648	527	387

Total Non Current Assets	1,270,189	1,667,619	1,649,056

Total Assets	1,666,084	1,896,711	1,886,013

Liabilities
Current Liabilities
Payables	4,019	5,536	5,538
Provisions	101,207	105,533	106,216

Total Current Liabilities	105,226	111,069	111,754

Non Current Liabilities
Provisions	1,551,139	1,776,566	1,765,183
Other	1,160	786	786

Total Non Current Liabilities	1,552,299	1,777,352	1,765,969

Total Liabilities	1,657,525	1,888,421	1,877,723

Net Assets	8,559	8,290	8,290

Equity
Reserves	2,208	1,265	1,265
Accumulated funds	6,351	7,025	7,025

Total Equity	8,559	8,290	8,290

10 - 68	Budget Estimates 2014-15

Workers’ Compensation (Dust Diseases) Board

Cash Flow Statement

	——13-14——		2014-15
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	105	170	107
Grants and subsidies	6,404	6,189	6,565
Other	104,199	100,033	108,608

Total Payments	110,708	106,392	115,280

Receipts
Sale of goods and services	521	559	521
Interest received	27,512	93,606	36,422
Retained taxes, fees and fines	218,220	101,824	108,974
Other	2,046	2,717	1,802

Total Receipts	248,299	198,706	147,719

Net Cash Flows From Operating Activities	137,591	92,314	32,439

Cash Flows From Investing Activities
Proceeds from sale of investments	—	4,048	5,932
Purchases of property, plant and equipment	(110)	(103)	(40)
Purchases of investments	(95,825)	(96,585)	(26,994)

Net Cash Flows From Investing Activities	(95,935)	(92,640)	(21,102)

Net Increase/(Decrease) in Cash	41,656	(326)	11,337

Opening Cash and Cash Equivalents	16,827	11,934	11,608

Closing Cash and Cash Equivalents	58,483	11,608	22,945

Cash Flow Reconciliation
Non cash items added back	(24,582)	(21,556)	(26,648)
Change in operating assets and liabilities	162,173	113,870	59,087

Net Cash Flows From Operating Activities	137,591	92,314	32,439

Budget Estimates 2014-15	10 - 69

Advance to the Treasurer

Advance to the Treasurer

Each year an amount is advanced to the Treasurer to manage contingencies and unforseen events in the Budget year.

Once allocated, expenditure is shown within the appropriate agency. As the use of Treasurer’s Advance represents a transfer of spending, there is no budget impact.

In 2014-15 an amount of $170 million has been allocated. This comprises $150 million for recurrent services and $20 million for capital works and services.

The Treasurer’s Advance has been significantly reduced from previous years, following the implementation of stronger budget control measures.

10 - 70	Budget Estimates 2014-15